UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06719

Sterling Capital Funds
(Exact name of registrant as specified in charter)

3605 Glenwood Ave., Suite 100
Raleigh, NC 27612
(Address of principal executive offices) (Zip code)

James T. Gillespie, President
Sterling Capital Funds
3605 Glenwood Ave., Suite 100
Raleigh, NC 27612
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 228-1872

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

# STERLING
## CAPITAL FUNDS

PULSUS UT LIBERA

## ANNUAL REPORT | SEPTEMBER 30, 2019

May lose value • Not FDIC insured • Not insured by any government agency • Not guaranteed by the bank • Not a deposit

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the shareholder reports of the Sterling Capital Funds (each, a “Fund” and, collectively, the “Funds”) like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.sterlingcapitalfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by calling 1-800-228-1872 or by sending an e-mail request to fundinfo@sterlingcapital.com.

Beginning on February 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-800-228-1872 or send an email request to fundinfo@sterlingcapital.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.

Sterling Capital Funds

Table of Contents

Letter from the President and the Investment Advisor	1
Fund Summary
Sterling Capital Behavioral Large Cap Value Equity Fund	2
Sterling Capital Mid Value Fund	4
Sterling Capital Behavioral Small Cap Value Equity Fund	6
Sterling Capital Special Opportunities Fund	8
Sterling Capital Equity Income Fund	10
Sterling Capital Behavioral International Equity Fund	12
Sterling Capital SMID Opportunities Fund	14
Sterling Capital Stratton Mid Cap Value Fund	16
Sterling Capital Stratton Real Estate Fund	18
Sterling Capital Stratton Small Cap Value Fund	20
Sterling Capital Ultra Short Bond Fund	22
Sterling Capital Short Duration Bond Fund	24
Sterling Capital Intermediate U.S. Government Fund	26
Sterling Capital Total Return Bond Fund	28
Sterling Capital Corporate Fund	30
Sterling Capital Securitized Opportunities Fund	32
Sterling Capital Kentucky Intermediate Tax-Free Fund	34
Sterling Capital Maryland Intermediate Tax-Free Fund	36
Sterling Capital North Carolina Intermediate Tax-Free Fund	38
Sterling Capital South Carolina Intermediate Tax-Free Fund	40
Sterling Capital Virginia Intermediate Tax-Free Fund	42
Sterling Capital West Virginia Intermediate Tax-Free Fund	44
Sterling Capital Diversified Income Fund	46
Sterling Capital Strategic Allocation Funds	48
Summary of Portfolio Holdings	51
Expense Example	55
Schedules of Portfolio Investments
Sterling Capital Behavioral Large Cap Value Equity Fund	59
Sterling Capital Mid Value Fund	61
Sterling Capital Behavioral Small Cap Value Equity Fund	62
Sterling Capital Special Opportunities Fund	65
Sterling Capital Equity Income Fund	66
Sterling Capital Behavioral International Equity Fund	68
Sterling Capital SMID Opportunities Fund	71
Sterling Capital Stratton Mid Cap Value Fund	72
Sterling Capital Stratton Real Estate Fund	74
Sterling Capital Stratton Small Cap Value Fund	75
Sterling Capital Ultra Short Bond Fund	76
Sterling Capital Short Duration Bond Fund	79
Sterling Capital Intermediate U.S. Government Fund	84
Sterling Capital Total Return Bond Fund	86
Sterling Capital Corporate Fund	94
Sterling Capital Securitized Opportunities Fund	97
Sterling Capital Kentucky Intermediate Tax-Free Fund	100
Sterling Capital Maryland Intermediate Tax-Free Fund	102
Sterling Capital North Carolina Intermediate Tax-Free Fund	104
Sterling Capital South Carolina Intermediate Tax-Free Fund	107
Sterling Capital Virginia Intermediate Tax-Free Fund	109
Sterling Capital West Virginia Intermediate Tax-Free Fund	111
Sterling Capital Diversified Income Fund	113
Sterling Capital Strategic Allocation Balanced Fund	114
Sterling Capital Strategic Allocation Growth Fund	115
Financial Statements	116
Notes to Financial Statements	186
Report of Independent Registered Public Accounting Firm	201
Other Information	202
Board of Trustees	203
Notice of Privacy Policy & Practices	205

(This page has been left blank intentionally.)

Letter from the President and the Investment Advisor

Dear Shareholders:

We are pleased to present this Sterling Capital Funds annual report covering the 12 months between October 1, 2018, and September 30, 2019.

Volatility impacted global markets during the period as investors grew concerned about global growth. These concerns were triggered by trade conflicts between the U.S. and China, geopolitical turmoil in the Middle East and uncertainty over Brexit. U.S. equity markets delivered moderate returns despite this volatility, as markets staged recoveries following each market decline.

Fixed income markets fluctuated during the period as well. The U.S. Federal Reserve (the Fed) reversed its strategy during the period, and after raising interest rates and tightening monetary policy in late 2018, it chose to cut interest rates by 25 basis points twice, once each in July and September 2019. Falling rates drove bond prices higher and Treasury yields lower, and the yield curve continued to flatten.

In August 2019, the yield on 10-year Treasuries dropped below the yield on two-year Treasuries for the first time since 2008. Because investors treat yield-curve inversions as an indicator of a recession, this development sparked a decline in investor confidence, which added to volatility in both fixed income and equity markets.

A Volatile Economic Environment

U.S. economic growth decelerated during the period. Consumer spending, which accounts for more than two-thirds of U.S. economic output, also slowed. As the benefits of tax reform faded and trade-war rhetoric increased, businesses grew more cautious in their capital deployment. Tight unemployment markets and steady labor participation rates helped offset some of these negative trends, however. Gross domestic product (GDP) grew at a brisk pace of 4.6% during the fourth quarter of 2018, then slowed moderately to 3.1% in the first quarter of 2019. By the second quarter of 2019, GDP had decelerated to 2.0%, and preliminary estimates suggest the third quarter will show another modest drop. The Fed’s decision to cut rates in July (the first time since 2008) was partly a response to this trend of slowing domestic growth.

Economic indicators in the U.S. grew mixed during the period under review. Although rising productivity, low inflation and low unemployment persisted throughout the 12 months, manufacturing data cast a shadow over the markets. The yield curve inversion in August 2019 also gave investors reason for concern.

U.S. Equities Produce Overall Gains

After falling -13.5% in the fourth quarter of 2018, the S&P 500®Index(1) climbed +20.55% during the first three quarters of 2019, bringing it back into modestly positive territory for the 12-month period under review. Large-cap stocks heavily outperformed smaller company shares. The Russell 2000® Index(2) of small-cap stocks delivered a total return of -8.89%, compared to a +3.87% return for the Russell 1000®Index(3), which measures large-cap stocks. The Bloomberg Barclays U.S. Aggregate Bond Index(4) rose +10.30%. Some of this growth stemmed from the Fed’s decision to cut rates, which drove bond prices higher.

The early collapse in domestic stock prices was a result of concern over trade tariffs with China and the potential impact of a no-deal Brexit, among other geopolitical tensions. Investors were also concerned about the Fed’s plan to continue raising short-term interest rates in 2019.

Stock prices surged in early spring before experiencing bouts of marked volatility throughout the latter half of the period. Investor concerns waxed and waned along with breaking developments in trade news. Accelerating volatility from May through August generated mixed returns among domestic stock sectors, with consumer staples and utility stocks surging in the third quarter of 2019, while energy stocks and health care stocks declined.

Slowdown in Foreign Markets

Global economic weakness spread to the eurozone, Japan and most emerging markets as they began to feel the effects of trade turmoil, stagnant consumer demand and tight monetary policies. International stocks in developed markets fell during the period as a result of these headwinds, with the MSCI EAFE Net Index(5) of developed markets declining - 1.34%. Positive trade news generated brief rallies in developed and emerging markets, but failed to generate much momentum. Amid this uncertainty, recession worries in the eurozone and negative interest rate policies pursued by multiple central banks weighed on the global economic environment.

The MSCI Emerging Markets Index(6) was down—2.02% in the period as emerging markets continued to struggle. The slowing Chinese economy offset more positive performances in select emerging market economies, such as India and Brazil.

Our Perspective

In the current economic climate, investors have grouped themselves into camps with sharply divergent views of the economic future. One group sees an economic storm approaching and has braced itself for a global recession accompanied by declining asset values. This group sees a future driven by trade wars, negative geopolitical events and tight monetary policies that will drive negative bond yields in some markets.

The other group sees eventual trade reconciliation and accommodative Fed policy buoying a U.S. economy that continues to show strong, sustained fundamentals, including strong employment, rising productivity, low inflation and resilient consumer spending.

We see an economic scenario that falls between these two extremes. We believe U.S. economic growth will continue to slow as global weakness spreads throughout the eurozone, Japan and most emerging markets. However, we do not foresee a looming global economic recession.

Given the current climate, we continue to recommend that investors stay focused on the long term, while managing risk through asset class diversification. We will continue to monitor events and manage the Sterling Capital Funds accordingly.

Thank you for your confidence in Sterling Capital Management. We look forward to serving your future investment needs. If you have any questions, please call us at 1-800-228-1872.

Sincerely,

/s/ James T. Gillespie
James T. Gillespie
President
Sterling Capital Funds

/s/ Jeffrey J. Schappe
Jeffrey J. Schappe, CFA
Managing Director
Sterling Capital Management LLC

(1)         “S&P 500®” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Sterling Capital Funds. The S&P 500® Index is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. A Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

(2)         “Russell 2000®” is a registered service mark of FTSE Russell, which does not sponsor and is in no way affiliated with the Sterling Capital Funds. The Russell 2000® Index is a small-cap market index of the bottom 2,000 stocks in the Russell 3000® Index. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. A Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

(3)         “Russell 1000®” is a registered service mark of FTSE Russell, which does not sponsor and is in no way affiliated with the Sterling Capital Funds. The Russell 1000® Index is a large-cap market index of the largest stocks in the U.S. equity markets. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. A Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

(4)         The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. It is not possible to invest in the Bloomberg Barclays U.S. Aggregate Bond Index, which is unmanaged and does not incur fees and charges.

(5)         The MSCI Emerging Markets Index captures large and mid cap equity representation across 26 developing market countries. The Index covers approximately 85% of the free float-adjusted market capitalization in each country.

(6)         The MSCI EAFE® Net Index measures the performance of the developed stock markets of Europe, Australia, and the Far East.

Past performance does not guarantee future results. Mutual fund investing involves risk including the possible loss of principal.

This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Sterling Capital Management LLC (“Sterling Capital”) serves as investment advisor to the Sterling Capital Funds (each a “Fund” and collectively, the “Funds”) and is paid a fee for its services. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates. The Funds are not insured by the FDIC or any other government agency. The Funds currently are distributed by Sterling Capital Distributors, LLC. The distributor is not affiliated with Branch Banking and Trust Company or its affiliates.

The foregoing information and opinions are for general information only. Sterling Capital does not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or as offering individual or personalized investment advice.

Sterling Capital Behavioral Large Cap Value Equity Fund

Portfolio Managers

Sterling Capital Behavioral Large Cap Value Equity Fund (the “Fund”) is managed by Robert W. Bridges, CFA, and Robert O. Weller, CFA, Executive Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert W. Bridges, CFA

Mr. Bridges, CFA, Executive Director joined Sterling Capital in 1996 and has been a co-portfolio manager of the Fund since 2013. He has investment experience since 1991. He is a graduate of Wake Forest University where he received his BS in Business.

Robert O. Weller, CFA

Mr. Weller, CFA, Executive Director joined Sterling Capital in 2012 and has been a co-portfolio manager of the Fund since 2013. He has investment experience since 1996. He is a graduate of Loyola University Maryland where he received his BBA in Finance.

Investment Considerations

The overall results of the Fund will be dependent on the process and ability of the Adviser to apply “behavioral finance” principles to recognize a company’s value, earnings revisions and price momentum. The Fund may invest in undervalued securities which may not appreciate in value as anticipated or remain undervalued for longer than anticipated. The overall results of the Fund will be dependent on the process and ability of the Adviser to recognize a company’s value. The Fund may invest in REITs (Real Estate Investment Trusts), the value of which will be affected by conditions of the real estate industry. The Fund may also invest in exchange-traded funds (ETFs); thus shareholders may bear additional costs and the ETF may not exactly replicate the performance it seeks to track.

Q. How did the Fund perform during the 12-month period between October 1, 2018 and September 30, 2019?

A. The Fund’s Institutional Shares underperformed its current benchmark, the Russell 1000® Value Index.

Q. What factors affected the Fund’s performance?

A. U.S. stocks weathered several bouts of volatility to post modest gains during the period. Renewed trade concerns and investors’ fears of a recession triggered a large sell-off in the fourth quarter of 2018, but stocks rallied at the beginning of 2019 as the Federal Reserve signaled an end to rising interest rates. Continuing trade tensions, as well as weak global macroeconomic data, contributed to investor anxiety for the remainder of the period, causing sporadic dips in stock performance and keeping overall gains in check.

The Fund applies principles of behavioral finance to its investment strategy. This process is designed to capitalize on known investor biases and heuristics (mental shortcuts) by accounting for the impact on markets of behavioral factors such as greed, fear and ego.

The Fund’s behavioral-driven factors had a negative effect on the portfolio’s performance relative to its benchmark, as both value exposure and momentum strategy detracted from relative returns.

Stock selection in the consumer staples sector, particularly food and staples retailing, dragged on the Fund’s relative performance, as did the choice of stocks in the health care equipment and services industry. The Fund’s strategy of maintaining an average market capitalization profile that was smaller than the benchmark also detracted from returns, as larger stocks generally outperformed smaller ones during the period.

Although the Fund significantly underperformed the benchmark during the year, its exposure to growth stocks, which generally outperformed value stocks for the period under review, contributed to relative returns. The Fund’s underweight allocation to energy stocks also added to relative results, as falling oil prices drove down share prices in that sector.

Portfolio composition is as of September 30, 2019 and is subject to change and risk.

*                 Reflects 5.75% maximum sales charge.

**   Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of	Inception
September 30, 2019	Date		1 Year	5 Years	10 Years
Class A Shares*	10/9/92		-7.96%	5.09%	8.70%
Class C Shares**	2/1/01		-3.08%	5.56%	8.54%
Institutional Shares	10/9/92		-2.08%	6.62%	9.62%
Class R6 Shares	2/1/18	(1)	-2.02%	6.63%	9.63%
Russell 1000® Value Index	N/A		4.00%	7.79%	11.46%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

(1)   Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Russell 1000® Value Index is a widely recognized index of common stocks that measures the performance of the large-cap value sector of the U.S. equity market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Mid Value Fund

Portfolio Manager

Timothy P. Beyer, CFA

Sterling Capital Mid Value Fund (the “Fund”) is managed by Timothy P. Beyer, CFA, Managing Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Beyer joined Sterling Capital in 2004 and has been the lead portfolio manager of the Fund since 2005. He has investment experience since 1989. Mr. Beyer is a graduate of East Carolina University where he received his BSBA in Finance.

Investment Considerations

The Fund may invest in undervalued securities that may not appreciate in value as anticipated or remain undervalued for longer than anticipated. Investments made in small to mid-capitalization companies are subject to greater risks than large company stocks due to limited resources and inventory and are more sensitive to adverse conditions. The Fund may invest in foreign securities, which may be more volatile and less liquid due to currency fluctuation, political instability, social and economic risks.

Q. How did the Fund perform during the 12-month period between October 1, 2018 and September 30, 2019?

A. The Fund’s Institutional Shares underperformed its current benchmark, the Russell Midcap® Value Index.

Q. What factors affected the Fund’s performance?

A. U.S. mid-cap stocks posted modest gains for the period despite an increase in volatility. Mixed signals in the economy, such as low unemployment, slowing manufacturing and the ongoing trade war between China and the U.S. generated concerns among many investors, which weighed on economically sensitive stocks. In particular, the reduced appetite for risk weighed on financials and consumer discretionary stocks, which negatively impacting the Fund’s absolute returns.

Despite the weaker returns in consumer discretionary, however, stock selection within that sector benefited the Fund’s relative performance. Several stocks, including a used car retailer, a dollar store chain, an e-commerce platform, and a high-tech developer of automotive parts, performed well on the basis of strong earnings. The Fund’s investment in a transaction processing company also benefited relative results when the company agreed to be acquired at a significant premium during the period.

The Fund’s below-benchmark exposure to sectors sensitive to interest rates, such as utilities, REITs and consumer staples, weighed on relative performance during the period. As economic growth softened, interest rates fell, leading to strong outperformance in those sectors. An overweight allocation to financials also dragged on performance as that sector underperformed amid the decline in interest rates and the flattened and inverted yield curve.

Portfolio composition is as of September 30, 2019 and is subject to change and risk.

*                 Reflects 5.75% maximum sales charge.

**          Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of	Inception
September 30, 2019	Date		1 Year	5 Years	10 Years
Class A Shares*	8/1/96		-8.37%	4.81%	9.45%
Class C Shares**	7/25/01		-3.52%	5.27%	9.28%
Institutional Shares	8/1/96		-2.54%	6.33%	10.38%
Class R Shares	2/1/10	(1)	-3.02%	5.83%	9.78%
Class R6 Shares	2/1/18	(2)	-2.45%	6.38%	10.40%
Russell Midcap® Value Index	N/A		1.60%	7.55%	12.29%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

(1)         Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of the Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

(2)         Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of the Institutional Shares.

The Fund is measured against the Russell Midcap® Value Index, an unmanaged index, which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Behavioral Small Cap Value Equity Fund

Portfolio Managers

Sterling Capital Behavioral Small Cap Value Equity Fund (the “Fund”) is managed by Robert W. Bridges, CFA, and Robert O. Weller, CFA, Executive Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert W. Bridges, CFA

Mr. Bridges, CFA, Executive Director joined Sterling Capital in 1996 and has been a co-portfolio manager of the Fund since 2013. He has investment experience since 1991. He is a graduate of Wake Forest University where he received his BS in Business.

Robert O. Weller, CFA

Mr. Weller, CFA, Executive Director joined Sterling Capital in 2012 and has been a co-portfolio manager of the Fund since 2013. He has investment experience since 1996. He is a graduate of Loyola University Maryland where he received his BBA in Finance.

Investment Considerations

The overall results of the Fund will be dependent on the process and ability of the Adviser to apply “behavioral finance” principles to recognize a company’s value, earnings revisions and price momentum. The Fund may invest in undervalued securities which may not appreciate in value as anticipated or remain undervalued for longer than anticipated. Investments made in small to mid-capitalization companies are subject to greater risks than large company stocks due to limited resources and inventory as well as more sensitive to adverse conditions.

Q. How did the Fund perform during the 12-month period between October 1, 2018 and September 30, 2019?

A. The Fund’s Institutional Shares underperformed its current benchmark, the Russell 2000® Value Index.

Q. What factors affected the Fund’s performance?

A. Small-cap equities experienced significant volatility during the period, starting with a dramatic decline in the fourth quarter of 2018. Trade tensions, especially between the U.S. and China, and all-time-low global interest rates continued to weigh on returns throughout the first three quarters of 2019. Small-cap equities underperformed large-cap equities by a wide margin during the period, a phenomenon that typically occurs during times of economic uncertainty. In this environment cautious investors gravitate toward bigger, ostensibly safer, stocks.

The Fund applies principles of behavioral finance to its investment strategy. This process is designed to capitalize on known investor biases and heuristics (mental shortcuts) by accounting for the impact on markets of behavioral factors such as greed, fear and ego.

The Fund’s behavioral-driven factors had a negative effect on the portfolio’s performance relative to its benchmark. Small-cap value stocks performed marginally better than their core counterparts, but the Fund’s value exposure nevertheless dragged on both absolute and relative returns. Likewise, the Fund’s momentum strategy hurt returns on both an absolute and relative basis.

An overweight allocation to consumer discretionary stocks detracted on a relative basis, although the Fund’s allocation decisions, when considered as a whole, benefited relative returns. Stock selection in the utilities sector also negatively impacted relative returns, largely due to investments in independent power and renewable electricity producers.

The Fund’s stock selection in the media and entertainment industry and energy sector added to the Fund’s relative performance during the period. Broadcasting companies such as Gray Television, Nexstar Media Group and Sinclair Broadcast Group performed particularly well. The Fund’s strategy of maintaining an average market capitalization profile larger than the benchmark contributed to relative returns as larger companies generally outperformed smaller companies for the period.

Portfolio composition is as of September 30, 2019 and is subject to change and risk.

*                 Reflects 5.75% maximum sales charge.

**          Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of	Inception
September 30, 2019	Date		1 Year	5 Years	10 Years
Class A Shares*	1/29/10	(1)	-14.78%	4.18%	8.02%
Class C Shares**	1/29/10	(1)	-10.28%	4.59%	7.88%
Institutional Shares	1/2/97		-9.32%	5.66%	8.93%
Class R Shares	2/1/10	(1)	-9.84%	5.14%	8.53%
Class R6 Shares	2/1/18	(2)	-9.29%	5.69%	8.95%
Russell 2000® Value Index	N/A		-8.24%	7.17%	10.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

(1)              Class A, C and R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of Institutional Shares and have been adjusted for maximum CDSC to the applicable class but does not include 12b-1 fees, which if reflected, would have caused performance of Class A, B C and R Shares to be lower. The performance information for Institutional Shares (formerly known as Sterling Shares) prior to 12/18/06 is based on the performance of the Institutional Shares of the Fund’s predecessor, Sterling Capital Small Cap Value Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Fund”), which transferred all of its assets and liabilities to the Fund pursuant to a reorganization. The performance of the Fund’s Institutional Shares would have been different because the Fund’s Institutional Shares have different expenses than the Predecessor’s Institutional Shares.

(2)              Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Russell 2000® Value Index is a widely recognized index of common stocks that measures the performance of the small-cap value sector of the U.S. equity market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Special Opportunities Fund

Portfolio Manager

George F. Shipp, CFA

Sterling Capital Special Opportunities Fund (the “Fund”) is managed by George F. Shipp, CFA, Senior Managing Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Shipp joined the CHOICE Asset Management Team of Scott & Stringfellow in 2000 and Sterling Capital as part of a business realignment in 2013. He has been the Fund’s lead portfolio manager since inception and also manages the Sterling Capital Equity Income Fund. He has investment experience since 1982. Mr. Shipp is a graduate of the University of Virginia and received his MBA at the Darden Graduate School of Business.

Investment Considerations

The Fund is subject to investment style risk, which depends on the market segment in which the Fund is primarily invested. An investment in growth stocks may be particularly sensitive to market conditions while value stocks may be undervalued for longer than anticipated. The Fund may invest in foreign securities subject to risks such as currency volatility and political and social instability or small capitalization companies subject to greater volatility and less liquidity due to limited resources or product lines. The Fund may engage in writing covered call options on securities. By writing covered call options, the Fund limits its opportunity to profit from an increase in the price of the underlying stock above the premium and the strike price, but continues to bear the risk of a decline in the stock price. While the Fund receives premiums for writing covered call options, the price it realizes from the exercise of an option could be substantially below a stock’s current market price.

Q. How did the Fund perform during the 12-month period between October 1, 2018 and September 30, 2019?

A. The Sterling Capital Special Opportunities Fund (Institutional shares) gained 1.47% in the twelve months ended September 30, 2019, trailing the 2.92% performance of its Russell 3000® Index benchmark.

Q. What factors affected the Fund’s performance?

That point-to-point assessment hides a more volatile path of returns. The fourth calendar quarter of 2018 witnessed a -14.25% drawdown in the Russell 3000, saved by a rally in the week after Christmas that allowed stocks to avoid their first 20% “bear market” since 2009. Previously high-flying Large-Cap “Growth” stocks underperformed the “Value” cohort by 572 basis points in that quarter. As it became evident in early January that the Federal Reserve would “pivot” from a tightening monetary posture to a more accommodative one, equities rebounded into the summer, posting a 19.9% gain in 2019’s first nine months.

Corporate profit growth slowed from the tax-cut-boosted (e.g. unsustainable) 23% pace of 2018 to a virtual standstill by the third quarter of 2019. Persistent fears of trade war escalation and never-ending political rancor, which culminated in an impeachment “inquiry,” created investor angst and made CEOs leery of growth investments. Offsetting those negatives, a 45% plunge in 10-year Treasury bond yields to 1.68% at September 30 supported financial asset prices by raising the discounted value of future cash flows.

Investors paid up for perceived safety and visibility in that environment, as the top-performing sectors in the market for the period were so-called “defensive” ones: Utilities (+25.7%), Real Estate (+20.0%), and Consumer Staples (+15.3%). More economically-sensitive sectors such as Energy (-23.3%), Materials (-1.3%), and Industrials (+0.7%) lagged; they were joined on the downside by Health Care issues (-5.4%), which did not fundamentally disappoint but were subject to political fears as the 2020 campaign approached.

We were not positioned for those moves, being overweight Health Care and underweight Utilities and Staples. Our Health Care stock selections were better than our top down view: our holdings generated a slight gain on balance, thanks to instrumentation leader Danaher (+33.6%) and women’s diagnostics leader Hologic (+23.2%). Those offset double-digit declines in insurer United Healthcare (which frustratingly fell 17.0% despite 17% year-over-year profit growth in the latest nine months); and pharmaceutical makers Bristol Myers (-15.6% notwithstanding 17% earnings per share improvement in its latest quarter) and Gilead (-14.8%), which furthered its leadership in HIV treatments and generated single-digit profit growth. Readers may correctly conclude we have held those positions, believing that innovative health care solutions that save lives and help mitigate overall costs will continue to be rewarded over time.

Our Information Technology holdings outperformed (+12.3%) their outperforming sector (+8.2%). Cloud software enabler Red Hat (+32.1%) was the subject of a friendly takeover from IBM. NXP Semiconductors (+29.2%) was increasingly recognized for its participation in long-term secular trends such as auto electrification, 5G communications, and industrial automation. Other positive contributors included technology users such as insurance underwriting database leader Verisk Analytics (+31.9%, arguably misclassified as an “Industrial”) and broadband communications and entertainment provider Comcast (+30.0%).

Unfortunately, Comcast was the extent of the good news in Communications Services, as our portfolio suffered from its ownership of gaming leader Activision (-35.9%), and media concerns CBS (-28.7%) and Discovery Communications (-16.8%). We had trimmed all of those positions at higher levels but clearly misjudged the “Fortnite effect” on competitive games, and the severity of the “Netflix effect” on traditional broadcast ratings. Discovery’s acquisition of Scripps appears to be working as planned, with synergy-boosted cash flows rising 34% in 2019’s first half. CBS’ control shareholder’s forced merger with Viacom, however, has been met with harsh investor reviews, thwarting what had been solid 11% earnings growth at the “Tiffany network” with a perceived risky double-down on cable networks such as Nickelodeon and MTV.

Portfolio composition is as of September 30, 2019 and is subject to change and risk.

*                 Reflects 5.75% maximum sales charge.

**          Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of	Inception
September 30, 2019	Date		1 Year	5 Years	10 Years
Class A Shares*	6/2/03		-4.62%	7.86%	10.83%
Class C Shares**	6/2/03		0.48%	8.33%	10.65%
Institutional Shares	6/2/03		1.47%	9.42%	11.76%
Class R Shares	2/1/10	(1)	0.95%	8.87%	11.27%
Class R6 Shares	2/1/18	(2)	1.53%	9.45%	11.78%
Russell 3000® Index	N/A		2.92%	10.44%	13.08%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

(1)         Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

(2)         Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Fund is measured against the Russell 3000® Index, an unmanaged index that is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Equity Income Fund

Portfolio Manager

George F. Shipp, CFA

Sterling Capital Equity Income Fund (the “Fund”) is managed by George F. Shipp, CFA, Senior Managing Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Shipp joined the CHOICE Asset Management Team of Scott & Stringfellow in 2000 and Sterling Capital as part of a business realignment in 2013. He has been the Fund’s lead portfolio manager since inception and also manages the Sterling Capital Special Opportunities Fund. He has investment experience since 1982. Mr. Shipp is a graduate of the University of Virginia and received his MBA at the Darden Graduate School of Business.

Investment Considerations

The Fund invests primarily in dividend-paying securities. These securities may be undervalued and their value could be negatively affected by a rise in interest rates. The Fund may engage in writing covered call options on securities. By writing covered call options, the Fund limits its opportunity to profit from an increase in the price of the underlying stock above the premium and the strike price, but continues to bear the risk of a decline in the stock price. While the Fund receives premiums for writing covered call options, the price it realizes from the exercise of an option could be substantially below a stock’s current market price.

Q. How did the Fund perform during the 12-month period between October 1, 2018 and September 30, 2019?

A. The Sterling Capital Equity Income Fund (Institutional shares) provided a gratifying 8.72% total return for the year ended September 30, 2019, comfortably beating the 4.00% return of its primary benchmark, the Russell 1000® Value Index .

Q. What factors affected the Fund’s performance?

In many ways, the twelve months were a mirror image of the preceding year: US economic growth decelerated as the stimulating effect of the late-2017 Tax Cuts and Jobs Act wore off; never-ending political rancor and persistent fears of trade war escalation created investor angst and made corporate chieftains leery of growth investments; and thus profit growth slowed to a virtual standstill by the end of the period. The US 10-year Treasury yield, also known as the “risk free rate,” plunged 45% to settle at 1.68%, symbolizing the widespread global demand for safety amidst uncertainty.

Notably, the first quarter of the period (calendar 4Q2018) witnessed a nearly straight-down and broad plunge in which previously high-flying and popular Large-Cap “Growth” stocks underperformed the so-called “Value” style by 5.72%. Despite Growth beating Value by 5.60% in the subsequent nine months ended September 30, the net effect was that long-suffering Value investors led the performance derby for the full year (down 10.1%, then up 17.0% is more profitable than down 15.9%, up 22.6%).

Our portfolio’s outperformance versus our benchmark was led by Consumer Discretionary and Technology holdings. Starbucks (+58.5%) and Home Depot (+25.8%) benefited from continued store-level improvements and a widening gap versus competitors. Microsoft’s (+23.5%) pivot from personal computer to “cloud” offerings for enterprises gained momentum and scale while semiconductor maker Analog Devices (+23.4%) promises long-term participation in large themes such as industrial automation and “5G” communications. Cell tower and fiber optics “landlord” Crown Castle (+29.4%) was a Real Estate standout, boosted by exponential growth in wireless data traffic.

Our underweight in the market’s worst-performing sector (Energy, which declined 20.9%) got an assist from favorable stock selection, as our steadier “midstream” selections of Enbridge and Phillips 66 gained 15.7% and 14.4%, respectively. Unfortunately, Occidental Petroleum (-42.7%) was our single worst performer, as its bold acquisition of Anadarko Petroleum was viewed as risky despite the backing of Warren Buffett and Berkshire Hathaway.

Even though the gradually-softening economic statistics may have normally rewarded our tilt toward perceivably steady Healthcare leaders, our performance was mixed. Double-digit gains from Merck, Abbott Labs, and Medtronic were offset by double-digit declines posted by CVS Health, Abbvie, Pfizer, and Anthem. Early presidential political positioning and amorphous fears of “Medicare for All” could be the cause, although we’d point more to idiosyncratic issues. Drugstore chain leader CVS’ acquisition of insurer Aetna was deemed expensive; Abbvie reacted to pending generic exposure (2021-22) of the world’s largest drug (Humira) by agreeing to buy Botox-maker Allergan; and Pfizer unexpectedly announced a down-sizing.

We believe our portfolio is well-positioned to benefit from investors’ ongoing search for rising income (in the form of companies that consistently raise dividends) amidst a low interest rate world in which an astounding $15-17 trillion of sovereign debt offers an oxymoronic negative yield.

Portfolio composition is as of September 30, 2019 and is subject to change and risk.

*            Reflects 5.75% maximum sales charge.

**     Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of	Inception
September 30, 2019	Date		1 Year	5 Years	10 Years
Class A Shares*	6/30/04		2.26%	8.48%	10.88%
Class C Shares**	6/30/04		7.66%	8.96%	10.71%
Institutional Shares	6/30/04		8.72%	10.05%	11.82%
Class R Shares	2/1/10	(1)	8.24%	9.51%	11.30%
Class R6 Shares	2/1/18	(2)	8.89%	10.10%	11.84%
Russell 1000® Value Index	N/A		4.00%	7.79%	11.46%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

(1)              Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

(2)              Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Fund is measured against the Russell 1000® Value Index, an unmanaged index that is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Behavioral International Equity Fund

Portfolio Managers

Sterling Capital Behavioral International Equity Fund (the “Fund”) is managed by Robert W. Bridges, CFA and Robert O. Weller, CFA Executive Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert W. Bridges, CFA

Mr. Bridges, CFA, Executive Director joined Sterling Capital in 1996 and has been a co-portfolio manager of the Fund since inception. He has investment experience since 1991. He is a graduate of Wake Forest University where he received his BS in Business.

Robert O. Weller, CFA

Mr. Weller, CFA, Executive Director joined Sterling Capital in 2012 and has been a co-portfolio manager of the Fund since inception. He has investment experience since 1996. He is a graduate of Loyola University Maryland where he received his BBA in Finance.

Investment Considerations

The overall results of the Fund will be dependent on the process and ability of the Adviser to apply “behavioral finance” principles to recognize a company’s value, earnings revisions and market momentum. The Fund will invest in foreign securities which may be more volatile and less liquid due to currency fluctuation, political instability, and social and economic risks. The Fund may invest in REITs (Real Estate Investment Trusts), the value of which will be affected by conditions of the real estate industry, and exchange-traded funds (ETFs). Investing in ETFs may cause shareholders to bear additional costs, and an ETF may not exactly replicate the performance it seeks to track.

Q. How did the Fund perform during the 12-month period between October 1, 2018 and September 30, 2019?

A. The Fund’s Institutional Shares underperformed its current benchmark, the MSCI EAFE® Net Index.

Q. What factors affected the Fund’s performance?

A. The trade war between the U.S. and its trading partners, as well as investors’ fears of an imminent recession, generated headwinds for international equities in the fourth quarter of 2018. Stocks rallied at the beginning of 2019, however, and posted modest gains over the remainder of the period under review. Large-cap stocks, especially in the technology sector, performed particularly well during the period, but continuing trade tensions and weak macroeconomic data dimmed investor sentiment somewhat, and limited market gains.

The Fund applies principles of behavioral finance to its investment strategy. This process is designed to capitalize on known investor biases and heuristics (mental shortcuts) by accounting for the impact on markets of behavioral factors such as greed, fear and ego.

The Fund’s behavioral-driven factors had a net negative effect on the portfolio’s performance relative to its benchmark. Modest gains from the Fund’s momentum strategy were offset by the Fund’s exposure to stocks with value characteristics, resulting in a drag on relative returns. Outperformance by international value stocks relative to domestic value names was not enough to counteract these results.

Stock selection in the industrials sector detracted from the Fund’s relative performance, specifically selection among transportation companies. The Fund’s investments in multiple airline companies dragged on relative results in the face of a slowing global economy, including a multinational airline group, a German airline, and an Australian airline, all of which underperformed for the period. The Fund’s strategy of maintaining an average market capitalization profile that is smaller than its benchmark also negatively impacted returns, as larger stocks outperformed smaller stocks during the period.

Two areas that contributed to the Fund’s relative returns include consumer discretionary stocks and stocks with attractive dividend yields. The Fund’s overweight exposure to dividend yield paid off as dividend yields outperformed during the period. Likewise, an initial overweight allocation to the consumer discretionary sector that switched to an underweight exposure during the period helped returns on a relative basis. Exposure to Australian and French stocks also benefited, as stocks from those countries outperformed for the period.

Portfolio composition is as of September 30, 2019 and is subject to change and risk.

*            Reflects 5.75% maximum sales charge.

**     Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of	Inception			Since
September 30, 2019	Date		1 Year	Inception
Class A Shares*	11/28/14		-13.96%	0.71%
Class C Shares**	11/28/14		-9.44%	1.19%
Institutional Shares	11/28/14		-8.44%	2.17%
Class R6 Shares	2/1/18	(1)	-8.48%	2.18%
MSCI EAFE® Net Index	11/30/14		-1.34%	3.41%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

(1)              Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

Fund is measured against the MSCI EAFE® Net Index, an unmanaged Index which is generally representative of large- and mid-cap equity across developed markets countries around the world, excluding the U.S. and Canada. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital SMID Opportunities Fund

Portfolio Managers

Sterling Capital SMID Opportunities Fund (the “Fund”) is managed by Joshua L. Haggerty, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Joshua L. Haggerty, CFA

Mr. Haggerty, CFA, Executive Director joined the CHOICE Asset Management Team of Scott & Stringfellow in 2005 and Sterling Capital as part of a business realignment in 2013 and has been a co-portfolio manager of the Fund since 2016. He has investment experience since 1998. He is a graduate of James Madison University where he received his BBA in Finance.

Investment Considerations

The Fund uses a multi-style approach and invests in both growth and value-oriented companies. A growth investment style may be particularly sensitive to market conditions. Value investing involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time. The Fund invests in small and middle capitalization companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than investments in larger more established companies. As a result, share price changes may be more erratic or trade less frequently in lesser quantities.

Q. How did the Fund perform during the 12-month period between October 1, 2018 and September 30, 2019?

A: The Fund’s Institutional Shares generated a 6.7% total return during the fiscal year ending September 30, 2019, well ahead of the Russell 2500® Index, which fell -4.0%. The Fund reached its three year anniversary at the end of the fiscal year, generating a 10.9% annualized return, ahead of the Russell 2500’s 9.8% gain.

Q. What factors affected the Fund’s performance?

A: Growth outperformed value for much of the year, but closed the year only marginally ahead due to a style shift in the final two months of the fiscal year that saw a 400+ basis point reversal towards value. We do not have a preference for growth or value — we seek both. Over the past year, stock selection drove nearly 90% of the Fund’s relative performance, including a mix of cheaper securities and growthier entities.

The Fund continues to be positioned in companies with higher returns on equity, lower valuations, steady growth and balance sheet flexibility. We believe companies with such characteristics have a greater probability of generating higher risk-adjusted returns over time. With each new addition we attempt to improve the Fund’s characteristics. The average of the last three additions highlights this approach (data as of fiscal year-end based on FactSet data): forward price-to-earnings was 16.6x, three-year trailing average earnings growth of 22%, 35% return on equity, and 2.7x leverage; all of which are in-line or better than the Russell 2500. Portfolio characteristics and measures refer to the underlying securities of the portfolio and not that of the fund itself.

The biggest contributors to performance this past year (based on position size and return) were: (1) beverage-can-maker, Ball Corp (+67%) as infinitely-recyclable aluminum cans benefit from sustainability trends, volumes accelerated and pricing power improved as many geographies remain sold out across the industry; (2) the Fund’s largest holding, Global Payments (+25%), which provides payment technologies, and is increasingly becoming a vertical specific software company, deepening relationships with customers and becoming mission-critical; (3) homebuilder NVR, Inc. (+66%), which benefited from strength in entry-level homes and lower interest rates; (4) business process outsourcer Genpact (+28%) accelerated its top line as digital transformations accelerated and GE-related revenues inflected higher; and (5) medical device marker Teleflex (+33%) raised its growth outlook driven by UroLift, a less invasive device for benign prostate hyperplasia.

The biggest detractors included: (1) leading Medicaid-managed care provider Centene (-40%), which faced political headlines related to Medicare-for-All (which we view as unlikely), poor results from NC and LA state Medicaid contract awards (CNC is appealing), and uncertainty related to its pending acquisition of Wellcare; (2) energy exploration and production company Centennial Resource Development (-68%) slumped with commodity prices, forcing management to curb growth capex, which revealed steeper-than-expected decline rates for its existing production base; (3) Frontdoor (-44%), a spin-off from ServiceMaster, which is how the Fund received its shares, lowered its outlook shortly after holding its first investor day, which did not sit well with shareholders; (4) oil producer Newfield (-41%) declined despite being acquired by Encana; and (5) healthcare group purchasing organization Premier (-37%) fell as the transition to value-based care continued to get pushed to the right and competitive concerns surfaced.

Portfolio composition is as of September 30, 2019 and is subject to change and risk.

*            Reflects 5.75% maximum sales charge.

**     Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of	Inception		Since
September 30, 2019	Date	1 Year	Inception
Class A Shares*	09/30/16	0.30%	8.43%
Class C Shares**	09/30/16	5.61%	9.75%
Institutional Shares	09/30/16	6.65%	10.85%
Russell 2500® Index	N/A	-4.04%	9.83%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The Russell 2500® Index is a widely recognized index of common stocks that measures the performance of the small and mid cap sector of the U.S. equity market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Stratton Mid Cap Value Fund

Portfolio Manager

Shawn M. Gallagher, CFA

Sterling Capital Stratton Mid Cap Value Fund (the “Fund”) is managed by Shawn M. Gallagher, CFA Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Gallagher joined the Stratton Funds Team of Stratton Management Company in 2005 and Sterling Capital Management as part of a business acquisition in 2015. He has been the lead portfolio manager to the Fund since 2015 and the Predecessor Fund since 2012. Mr. Gallagher has investment experience since 2003. He is a graduate of Pennsylvania State University where he received his BS in Finance.

Investment Considerations

Mid-capitalization companies are generally riskier than large company stocks due to greater volatility and less liquidity. Value stocks can perform differently than other types of stocks and can continue to be undervalued by the market for long periods of time.

Q. How did the Fund perform during the 12-month period between October 1, 2018 and September 30, 2019?

A. The Fund’s Institutional Shares outperformed its benchmark, the Russell Midcap® Value Index.

Q. What factors affected the Fund’s performance?

A. U.S. mid-cap stocks posted modest gains for the period after a steep decline in the fourth quarter of 2018 and a sharp rebound in the first quarter of 2019. These bouts of volatility were related to ongoing international trade disputes, uncertainty about Federal Reserve policy, slowing global growth, and decelerating corporate earnings. In this environment, investors’ search for stability meant they generally favored stocks that were less risky. In the mid-cap space, the risk-off environment led traditionally defensive sectors such as utilities, REITs, and consumer staples to significantly outperform the more speculative energy and biotechnology sectors.

Stock selection within the consumer staples sector was the biggest contributor to relative performance. The Fund benefited from its investments in two domestically focused food distribution companies, whose share prices rose on higher earnings due to strong independent restaurant volume growth and strategic acquisitions. Investments in a Midwest convenience store operator also contributed after the firm posted strong earnings as corporate profitability initiatives gained momentum. The Fund’s below-benchmark exposure to the retail industry within the consumer discretionary sector added to relative results, as that segment struggled during the period.

The Fund’s allocation decisions were the largest detractor from relative results. In particular, the Fund’s underweight position in the utilities sector dragged, as that was the top performing sector in the mid-cap space during the period. Stock selection in the materials and processing sector also weighed on relative performance, notably due to investments in a consumer products packaging company whose shares fell on disappointing earnings in the first half of 2019 due to sluggish demand.

Portfolio composition is as of September 30, 2019 and is subject to change and risk.

*            Reflects 5.75% maximum sales charge.

**     Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of	Inception
September 30, 2019	Date	1 Year	5 Years	10 Years
Class A Shares*	11/13/15	-4.12%	5.72%	8.51%
Class C Shares**	11/13/15	1.03%	6.37%	8.84%
Institutional Shares	09/30/72	1.97%	7.19%	9.26%
Russell Midcap® Value Index	N/A	1.60%	7.55%	12.29%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance shown here (for periods prior to the date of commencement of operations on November 16, 2015) is that of Stratton Mid Cap Value Fund (the “Predecessor Fund”), whose shares were reorganized into Institutional Shares of the Fund at the close of business on November 13, 2015. Because the Fund had no investment operations prior to the closing of the reorganization, and based on the similarity of the Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to November 16, 2015 is that of the Predecessor Fund. Performance for Class A Shares and Class C Shares, prior to the date of commencement of operations on November 16, 2015, is based on the performance of the shares of the Predecessor Fund. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

The Fund is measured against the Russell Midcap® Value Index, an unmanaged index, which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Stratton Real Estate Fund

Portfolio Manager

Andrew T. DiZio, CFA

Sterling Capital Stratton Real Estate Fund (the “Fund”) is managed by Andrew T. DiZio, CFA, Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. DiZio joined the Stratton Funds Team of Stratton Management Company in 2012 and Sterling Capital Management as part of a business acquisition in 2015. He has been the lead portfolio manager of the Fund since 2015 and the Predecessor Fund since 2012. Mr. DiZio has investment experience since 2003. He is a graduate of Pennsylvania State University where he received his BS in Finance.

Investment Considerations

Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers.

Q. How did the Fund perform during the 12-month period between October 1, 2018 and September 30, 2019?

A. The Fund’s Institutional Shares underperformed its benchmark, the FTSE NAREIT All Equity REITs Index.

Q. What factors affected the Fund’s performance?

A. A general decline in interest rates over the 12-month period under review provided a tailwind for real estate investment trust (REIT) share prices. Strong performance in the health care and industrial subsectors contributed to the Fund’s positive absolute return. Health care benefited from improved fundamentals in the senior housing markets as well as its position as a more defensive choice for investors in a declining interest rate environment. The more cyclical subsectors, namely lodging and timber, dragged on absolute returns as pricing power declined within those segments amid lower demand.

Stock selection in the infrastructure subsector was the largest detractor from relative performance for the period. Holdings of a REIT focused on fiber optic cables declined significantly after the REIT’s largest tenant lost a court case in a surprise decision, forcing the tenant into bankruptcy. The Fund’s below-benchmark exposure to a large cell phone tower REIT also weighed on relative results, as that company meaningfully outperformed the market. The Fund’s holdings in the self-storage subsector also detracted.

The largest positive contributors to the Fund’s relative results were stock selection within the health care and lodging subsectors and an underweight allocation to the struggling timber subsector. Within health care, the Fund benefited from avoiding benchmark holdings of REITs that own skilled nursing facilities, which suffered from falling income due to changes in Medicare payment rules. The Fund’s overweight positions in REITs with exposure to hospitals and senior living facilities further benefited relative results, as these segments outperformed. Within the lodging segment, an above-benchmark position in a REIT specializing in large, group-oriented destination assets added to the Fund’s relative results.

Portfolio composition is as of September 30, 2019 and is subject to change and risk.

*            Reflects 5.75% maximum sales charge.

**     Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of	Inception
September 30, 2019	Date	1 Year	5 Years	10 Years
Class A Shares*	11/13/15	11.93%	9.14%	11.69%
Class C Shares**	11/13/15	17.88%	9.82%	12.04%
Institutional Shares	05/31/80	19.06%	10.66%	12.46%
FTSE NAREIT All Equity REITs Index	N/A	21.14%	11.07%	13.59%
S&P 500® Index	N/A	4.25%	10.84%	13.24%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance shown here (for periods prior to the date of commencement of operations on November 16, 2015) is that of Stratton Real Estate Fund (the “Predecessor Fund”), whose shares were reorganized into Institutional Shares of the Fund at the close of business on November 13, 2015. Because the Fund had no investment operations prior to the closing of the reorganization, and based on the similarity of the Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to November 16, 2015 is that of the Predecessor Fund. Performance for Class A Shares and Class C Shares, prior to the date of commencement of operations on November 16, 2015, is based on the performance of the shares of the Predecessor Fund. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks.

The Fund is measured against the FTSE NAREIT All Equity REIT Index, an unmanaged index, which contains all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The Fund is also measured against the S&P 500® Index, an unmanaged index, which is generally considered to be representative of the performance of the stock market as a whole. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Stratton Small Cap Value Fund

Portfolio Manager

Gerald M. Van Horn, CFA

Sterling Capital Stratton Small Cap Value Fund (the “Fund”) is managed by Gerald M. Van Horn, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Van Horn, joined the Stratton Funds Team of Stratton Management Company in 1998 and Sterling Capital Management as part of a business acquisition in 2015. He has been the lead portfolio manager to the Fund since 2015 and the Predecessor Fund since 2000. Mr. Van Horn has investment experience since 1996. He is a graduate of the College of New Jersey where he received his BA in Economics.

Investment Considerations

Small cap company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Value stocks can perform differently than other types of stocks and can continue to be undervalued by the market for long periods of time.

Q. How did the Fund perform during the 12-month period between October 1, 2018 and September 30, 2019?

A. The Fund’s Institutional Shares outperformed its current benchmark, the Russell 2000® Value Index.

Q. What factors affected the Fund’s performance?

A. Small-cap equities experienced several sharp drawdowns during the 12-month period under review, which drove the Fund and its benchmark to negative absolute returns. A variety of factors contributed to these intermittent periods of volatility, including Federal Reserve policy, trade war rhetoric, and weak global macroeconomic data. On an absolute basis, consumer staples and utilities stocks outperformed other small-cap equities, as investors sought defensive investments to weather the volatility. More economically sensitive sectors, such as energy, materials and processing, and consumer discretionary, lagged on an absolute basis.

Stock selection in the consumer staples sector added to the Fund’s relative performance during the period. Investments in a food service distributor and a convenience store and gas station retailer added to performance due to their strong earnings growth. Stock selection within the health care sector also boosted relative results, including the Fund’s investment in a maker of injectable drug delivery systems. A lack of exposure to the struggling small-cap biotechnology subsector within health care also helped buoy the Fund’s relative performance. Selection within the utilities sector also added to the Fund’s relative performance, particularly holdings of an electric utility company that agreed to be taken over by a private equity fund at a premium.

These positive contributions to relative results were partly offset by stock selection in the technology sector. The Fund’s investment in a product management software developer underperformed after a weaker-than-expected earnings report. Holdings within the semiconductor space also weighed on relative results. The Fund’s choice of stocks within the financials sector, particularly investments within the bank subsector, also dragged on relative results. Selection within materials and processing stocks also detracted, particularly the Fund’s investments in a specialty chemical company and a construction supply company which underperformed due to earnings-related issues. The latter holding was eliminated from the portfolio during the period.

Portfolio composition is as of September 30, 2019 and is subject to change and risk.

*            Reflects 5.75% maximum sales charge.

**     Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of	Inception
September 30, 2019	Date	1 Year	5 Years	10 Years
Class A Shares*	11/13/15	-10.26%	5.04%	10.15%
Class C Shares**	11/13/15	-5.49%	5.68%	10.49%
Institutional Shares	4/12/93	-4.55%	6.49%	10.91%
Russell 2000® Value Index	N/A	-8.24%	7.17%	10.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance shown here (for periods prior to the date of commencement of operations on November 16, 2015) is that of Stratton Small Cap Value Fund (the “Predecessor Fund”), whose shares were reorganized into Institutional Shares of the Fund at the close of business on November 13, 2015. Because the Fund had no investment operations prior to the closing of the reorganization, and based on the similarity of the Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to November 16, 2015 is that of the Predecessor Fund. Performance for Class A Shares and Class C Shares, prior to the date of commencement of operations on November 16, 2015, is based on the performance of the shares of the Predecessor Fund. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

The Russell 2000® Value Index is a widely recognized index of common stocks that measures the performance of the small-cap value sector of the U.S. equity market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Ultra Short Bond Fund

Portfolio Managers

Sterling Capital Ultra Short Bond Fund (the “Fund”) is managed by Mark Montgomery, CFA and Richard LaCoff, Senior Managing Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mr. Montgomery, Senior Managing Director joined Sterling Capital in 1997 and has been a co-portfolio manager of the Fund since inception. He is co-head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1990. He is a graduate of West Chester University and received his MBA from Drexel University.

Richard T. LaCoff

Mr. LaCoff, Senior Managing Director joined Sterling Capital in 2007 and has been a co-portfolio manager of the Fund since inception. He is co-head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1991. He is a graduate of Villanova University and received his MS in Finance from Drexel University.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the Fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity.

Q. How did the Fund perform during the 12-month period between October 1, 2018 and September 30, 2019?

A. The Fund’s Institutional Shares outperformed its current benchmark, the FTSE 6 Month Treasury Bill Index.

Q. What factors affected the Fund’s performance?

A. Declining interest rates during the period had a positive impact on the Fund’s absolute return. Investor appetite for fixed-income investments rose during the period amid concerns over a slowdown in global growth, which was exacerbated by escalating trade tensions between the U.S. and China. As a result of these concerns, the Federal Reserve shifted its monetary policy to a more dovish stance, which supported fixed-income investments. Easing monetary policy put downward pressure on bond rates, which caused prices of existing bonds to rise. The Fund’s overall return was driven primarily by income and price performance of the securities it held.

The Fund’s outperformance relative to the benchmark was due in part to a significant underweight allocation to the Treasury sector and overweight to higher risk sectors, such as corporate bonds, commercial mortgage-backed securities, and asset-backed securities. An overweight allocation to risk assets generated more income on a relative basis, which contributed positively to performance.

The Fund’s exposure to mortgage-backed securities (MBS) detracted from relative performance, as MBS underperformed Treasury securities during the period.

Portfolio composition is as of September 30, 2019 and is subject to change and risk.

*       Reflects 0.50% maximum sales charge.

Average Annual Total Returns

As of	Inception			Since
September 30, 2019	Date	1 Year	5 Year	Inception
Class A Shares*	11/30/12	2.18%	1.12%	0.87%
Institutional Shares	11/30/12	3.06%	1.50%	1.22%
FTSE 6 Month Treasury Bill Index	11/30/12	2.45%	1.03%	0.78%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

The Fund is measured against the FTSE 6 Month Treasury Bill Index, which measures the performance of Treasury bills with a maturity of six months or less. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Short Duration Bond Fund

Portfolio Managers

Sterling Capital Short Duration Bond Fund (the “Fund”) is managed by Mark Montgomery, CFA and Richard LaCoff, Senior Managing Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mr. Montgomery, Senior Managing Director joined Sterling Capital in 1997 and has been a co-portfolio manager of the Fund since 2011. He is co-head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1990. He is a graduate of West Chester University and received his MBA from Drexel University.

Richard T. LaCoff

Mr. LaCoff, Senior Managing Director joined Sterling Capital in 2007 and has been a co-portfolio manager of the Fund since 2011. He is co-head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1991. He is a graduate of Villanova University and received his MS in Finance from Drexel University.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the Fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity.

Q. How did the Fund perform during the 12-month period between October 1, 2018 and September 30, 2019?

A. The Fund’s Institutional Shares underperformed its current benchmark, the ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Government Index.

Q. What factors affected the Fund’s performance?

A. Declining interest rates during the period had a positive impact on the Fund’s absolute return. Investor appetite for fixed-income investments rose during the period amid concerns over a slowdown in global growth, which was exacerbated by escalating trade tensions between the U.S. and China. As a result of these same concerns, the Federal Reserve shifted its monetary policy to a more dovish stance, which supported fixed-income investments. Easing monetary policy puts downward pressure on bond rates, causing prices of existing bonds to rise.

The Fund’s absolute returns also benefited from an allocation to higher yielding assets, including corporate bonds, which generated positive total return during the period. Additionally, an allocation to securitized products, such as commercial mortgage-backed securities (CMBS), asset-backed securities, and mortgage-backed securities, contributed to positive absolute returns. The Fund’s overall return was driven primarily by income and price performance of the securities it held.

The Fund’s underweight allocation to sovereign bonds detracted from relative performance, as these bonds benefited from the global decline in interest rates.

The Fund’s underweight allocation to the Treasury sector, as well as its overweight allocation to taxable municipal bonds, corporate bonds and CMBS, had a positive impact on relative performance. The Fund’s overweight allocation to risk assets generated more income on a relative basis, which contributed to positive performance.

Portfolio composition is as of September 30, 2019 and is subject to change and risk.

*                 Reflects 2.00% maximum sales charge.

**          Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of	Inception
September 30, 2019	Date		1 Year	5 Years	10 Years
Class A Shares*	11/30/92		2.25%	1.25%	1.53%
Class C Shares**	1/31/12	(1)	3.52%	0.89%	1.14%
Institutional Shares	11/30/92		4.55%	1.93%	1.98%
ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Government Index	N/A		4.66%	1.60%	1.56%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

(1)              Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance could differ only to the extent that the Classes have different expenses.

The Fund is measured against the ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Government Index, which consists of securities with a maturity from one to three years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Intermediate U.S. Government Fund

Portfolio Managers

Sterling Capital Intermediate U.S. Government Fund (the “Fund”) is managed by Executive Director and portfolio manager Michael Sun, CFA, and Managing Director and portfolio manager Neil Grant for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Michael Z. Sun, CFA

Mr. Sun, Executive Director, joined Sterling Capital in 2009 and has been a co-portfolio manager of the Fund since February 2019. Mr. Sun has investment experience since 1998 and is a graduate of Nanjing University and received his MS from Beijing University and his MA from Bowling Green State University.

Neil T. Grant, CFA

Mr. Grant, CFA, joined Sterling Capital in 2004 and has been a co-portfolio manager of the Fund since February 2019 and had been associate portfolio manager of the Fund from February 2016 until February 2019. Mr. Grant has investment experience since 1991. He is a graduate of Syracuse University where he received his BS in Finance and Emory University where he received his MBA.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in mortgage-backed securities, which tend to be more sensitive to changes in interest rates. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies (such as Fannie Mae or Freddie Mac). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Q. How did the Fund perform during the 12-month period between October 1, 2018 and September 30, 2019?

A. The Fund’s Institutional Shares outperformed its current benchmark, the Bloomberg Barclays U.S. Intermediate Government Index. Net of fees, however, the Fund underperformed the benchmark.

Q. What factors affected the Fund’s performance?

A. In late 2018, investors sold off risk assets sharply in response to the Federal Reserve’s continued pursuit of tighter monetary policy. However, the Fed reversed course later in the period, cutting short-term interest rates in July and September and halting its balance sheet reduction efforts. Meanwhile, a slowdown in the global economy and the intensifying trade war with China weighed on the U.S. economy. Investors also worried about the potential for a cyclical slowdown as the economy enters its tenth year of expansion. These factors combined to depress Treasury yields.

In absolute terms, the Fund benefited greatly from lower interest rates, which move in opposition to bond prices. Yields on 2-year Treasuries fell 120 basis points, while 10-year Treasury yields declined by 140 basis points over the period.

For most of the period, the Fund maintained a duration positioning longer than that of its benchmark. The Fund’s barbell yield curve structure also buoyed relative returns as Treasury yields dropped sharply and the yield curve flattened. An overweight position in agency bonds, which offered higher yields than Treasuries, also helped relative returns in the period. Other factors boosting performance included modest exposure to high-quality corporate bonds, taxable municipal bonds, commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS), all of which outperformed duration-matched Treasuries.

The Fund’s relatively high exposure to mortgage-backed securities and collateralized mortgage obligations dragged on relative performance in the period, as the sharp drop in Treasury yields hurt the performance of bonds with prepayment features.

Portfolio composition is as of September 30, 2019 and is subject to change and risk.

*                      Reflects 2.00% maximum sales charge.

**               Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of	Inception
September 30, 2019	Date	1 Year	5 Years	10 Years
Class A Shares*	10/9/92	5.17%	1.24%	1.73%
Class C Shares**	2/1/01	6.48%	0.90%	1.20%
Institutional Shares	10/9/92	7.54%	1.89%	2.20%
Bloomberg Barclays U.S. Government Intermediate Index	N/A	7.52%	2.18%	2.34%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

The Fund is measured against the Bloomberg Barclays U.S. Government Intermediate Index, an unmanaged index comprised of all publicly issued non-convertible domestic debt of the U.S. government or any agency there of, or corporate debt guaranteed by the U.S. government all with outstanding principal of $1 million and maturity between one and ten years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Total Return Bond Fund

Portfolio Managers

Sterling Capital Total Return Bond Fund (the “Fund”) is managed by Mark Montgomery, CFA and Richard LaCoff, Senior Managing Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mr. Montgomery, Senior Managing Director joined Sterling Capital in 1997 and has been a co-portfolio manager of the Fund since 2008. He is co-head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1990. He is a graduate of West Chester University and received his MBA from Drexel University.

Richard T. LaCoff

Mr. LaCoff, Senior Managing Director joined Sterling Capital in 2007 and has been a co-portfolio manager of the Fund since 2011. He is co-head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1991. He is a graduate of Villanova University and received his MS in Finance from Drexel University.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in foreign securities, which may expose the fund to currency and exchange rate fluctuations; and mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify risks.

Q. How did the Fund perform during the 12-month period between October 1, 2018 and September 30, 2019?

A. The Fund’s Institutional Shares underperformed its current benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Q. What factors affected the Fund’s performance?

A. Declining interest rates during the period had a positive impact on the Fund’s absolute return. The Federal Reserve shifted its monetary policy to a more dovish position, which supported fixed-income investments. At the same time, concerns over slowing economic growth and trade tensions between the U.S. and China increased investor appetite for fixed-income investments. Corporate bonds also generated positive total returns during the period, and the Fund benefited from an allocation to these higher yielding assets. Additionally, an allocation to securitized products such as commercial mortgage-backed securities, asset-backed securities, and mortgage-backed securities contributed positively to absolute return. Ultimately, income derived from the Fund’s investments was the main contributor to the Funds absolute return.

The Fund underperformed its benchmark during the period in part due to an overweight exposure to long-term corporate bonds in the utilities sector, as these underperformed during the period. An underweight allocation to sovereign bonds also detracted from relative performance, as sovereign bonds, particularly long-dated bonds, benefitted from the global decline in interest rates.

The Fund’s underweight allocation to the Treasury sector and an overweight allocation to higher risk securities, such as corporate bonds and commercial mortgage-back securities, contributed to relative performance. The Fund’s overweight allocation to risk assets generated more income on a relative basis, which contributed to positive performance.

Portfolio composition is as of September 30, 2019 and is subject to change and risk.

*            Reflects 5.75% maximum sales charge.

**     Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of	Inception
September 30, 2019	Date		1 Year	5 Years	10 Years
Class A Shares*	11/30/99		3.60%	2.23%	3.50%
Class C Shares**	2/1/01		9.17%	2.68%	3.34%
Institutional Shares	11/30/99		10.27%	3.71%	4.38%
Class R Shares	2/1/10	(1)	9.65%	3.20%	3.85%
Class R6 Shares	2/1/18	(2)	10.38%	3.75%	4.40%
Bloomberg Barclays U.S. Aggregate Bond Index	N/A		10.30%	3.38%	3.75%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

(1)              Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

(2)              Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Fund is measured against the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index, which is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Corporate Fund

Portfolio Managers

Sterling Capital Corporate Fund (the “Fund”) is managed by Mark Montgomery, CFA and Richard LaCoff, Senior Managing Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mr. Montgomery, Senior Managing Director joined Sterling Capital in 1997 and has been a co-portfolio manager of the Fund since inception. He is co-head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1990. He is a graduate of West Chester University and received his MBA from Drexel University.

Richard T. LaCoff

Mr. LaCoff, Senior Managing Director joined Sterling Capital in 2007 and has been a co-portfolio manager of the Fund since inception. He is co-head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1991. He is a graduate of Villanova University and received his MS in Finance from Drexel University.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify risks.

Q. How did the Fund perform during the 12-month period between October 1, 2018 and September 30, 2019?

A. The Fund’s Institutional Shares underperformed its current benchmark, the Bloomberg Barclays Corporate Intermediate Bond Index.

Q. What factors affected the Fund’s performance?

A. Interest rates fell precipitously during the period due to a slowdown in global growth. At the same time, the Federal Reserve became more accommodative, lowering the federal funds target rate. Bond prices are inversely related to interest rates, rising as interest rates fall. Rising prices were the biggest driver behind the Fund’s positive absolute return.

Risk premiums on corporate bonds widened substantially in late 2018 amid fears of recession. While the corporate bond market largely recovered in 2019, corporate spreads were slightly wider for the period, which negatively impacted absolute return.

The Fund underperformed its benchmark in part due to its short duration as interest rates fell during the fourth quarter of 2018. Additionally, an overweight allocation to the energy sector hurt relative performance as oil prices suffered amid concerns over low demand. Exposure to the below-investment grade oil field services sector, in particular, dragged on relative returns.

The Fund’s move to a longer duration and a barbelled curve position relative to the benchmark benefitted relative returns as interest rates fell and the yield curve flattened during the first three quarters of 2019. Additionally, an overweight allocation to the financial sector helped relative performance during this period.

Portfolio composition is as of September 30, 2019 and is subject to change and risk.

*                      Reflects 2.00% maximum sales charge.

**               Reflects the applicable maximum contingent deferred sales charge (CDSC) of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of	Inception				Since
September 30, 2019	Date		1 Year	5 Year	Inception
Class A Shares*	1/31/13	(1)	6.83%	2.99%	3.70%
Class C Shares**	1/31/13	(1)	8.18%	2.64%	3.31%
Institutional Shares	6/30/11	(2)	9.28%	3.67%	4.16%
Bloomberg Barclays Corporate Intermediate Bond Index	6/30/11		9.57%	3.68%	4.63%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-888-228-1872.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

(1)              Class A and C Shares were not in existence prior to 2/1/13. Performance for periods prior to 2/1/13 is based on the performance of Institutional Shares and has been adjusted for maximum CDSC to the class applicable but does not include 12b-1 fees, which if reflected, would have caused performance of Class A and C Shares to be lower.

(2)              The Fund converted Class S Shares into Institutional Shares effective 2/1/13.

The Fund is measured against the Bloomberg Barclays Corporate Intermediate Bond Index, an unmanaged index consisting of dollar-denominated debt from U.S. industrial, utility and financial institutions issuers with a duration of 1 to 10 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Securitized Opportunities Fund

Portfolio Managers

Sterling Capital Securitized Opportunities Fund (the “Fund”) is managed by Executive Director Michael Sun, CFA, Jeffrey Ormsby, CFA and Byron Mims, CFA, Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Michael Z. Sun, CFA

Mr. Sun, Executive Director, joined Sterling Capital in 2009 and has been a co-portfolio manager to the Fund since 2014. Mr. Sun has investment experience since 1998 and is a graduate of Nanjing University and received his MS from Beijing University and his MA from Bowling Green State University.

Byron G. Mims, CFA

Mr. Mims, Director, joined Sterling Capital in 2012 and has been a co-portfolio manager to the Fund since 2016. Mr. Mims has investment experience since 2006. He is a graduate of North Carolina State University where he received his BS in Economics. He was a summa cum laude graduate and was recognized as valedictorian.

Jeffrey D. Ormsby, CFA

Mr. Ormsby, Director, joined Sterling Capital in 2011 and has been a co-portfolio manager to the Fund since 2016. Mr. Ormsby has investment experience since 2006. He is a graduate of North Carolina State University where he received his BS in Economics. He was a summa cum laude graduate and was recognized as Valedictorian. Mr. Ormsby received his MBA from the University of North Carolina at Chapel Hill’s Kenan-Flagler Business School, where he was the Norman Block Valedictorian Award recipient.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the Fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity.

Q. How did the Fund perform during the 12-month period between October 1, 2018 and September 30, 2019?

A. The Fund’s Institutional Shares outperformed its current benchmark, the Bloomberg Barclays U.S. Mortgage Backed Securities Index.

Q. What factors affected the Fund’s performance?

A. All major sub-sectors within the Fund had positive absolute returns for the period. Fixed income prices were boosted by a drop in interest rates over the period. The Fund outperformed the benchmark primarily because it had more duration exposure than the benchmark over the period where interest rates fell significantly. The Fund’s exposure to commercial mortgage-backed securities was also additive as the sector posted strong excess returns relative to Treasuries. The sector also managed to significantly beat agency mortgage-backed securities, which make up the benchmark and are where the Fund was heavily underweight.

The Fund’s holdings of non-agency residential mortgage-backed securities and consumer asset-backed securities both managed to post positive excess returns relative to similar-duration Treasuries, but nonetheless had lower absolute returns than that of the benchmark. This was largely a function of shorter durations in each of those sectors relative to the total benchmark duration, which resulted in some relative underperformance. Lastly, security selection within the agency mortgage-backed security sub-sector detracted modestly from relative performance as the Fund was underweight mortgages with the lowest coupons, which outperformed higher coupon mortgages as interest rates declined.

Portfolio composition is as of September 30, 2019 and is subject to change and risk.

*                      Reflects 2.00% maximum sales charge.

**               Reflects the applicable maximum contingent deferred sales charge (CDSC) of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of	Inception				Since
September 30, 2019	Date		1 Year	5 Year	Inception
Class A Shares*	1/31/13	(1)	5.92%	2.62%	2.75%
Class C Shares**	1/31/13	(1)	7.21%	2.26%	2.39%
Institutional Shares	6/30/11	(2)	8.27%	3.28%	3.22%
Bloomberg Barclays U.S. Mortgage Backed Securities Index	N/A		7.80%	2.80%	2.74%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-888-228-1872. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

(1)              Class A and C Shares were not in existence prior to 2/1/13. Performance for periods prior to 2/1/13 is based on the performance of Institutional Shares and has been adjusted for maximum CDSC to the class applicable but does not include 12b-1 fees, which if reflected, would have caused performance of Class A and C Shares to be lower.

(2)              The Fund converted Class S Shares into Institutional Shares effective 2/1/13.

The Fund is measured against the Bloomberg Barclays U.S. Mortgage Backed Securities Index. The index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Kentucky Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital Kentucky Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Millikan joined BB&T Asset Management in 2000 and Sterling Capital through merger in 2010. He is lead portfolio manager of the Fund and has managed or been a member of the team that manages the state-specific municipal bond fund portfolios since 2000 and has investment experience since 1990. Mr. Millikan is a graduate of Wake Forest University where he received his BA in Economics.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by Kentucky and its political subdivisions and therefore will be affected by economic, political or other events affecting Kentucky.

Q. How did the Fund perform during the 12-month period between October 1, 2018 and September 30, 2019?

A. The Fund’s Institutional Shares underperformed its current benchmark, the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Interest rates fell steadily over the course of the period. Rates were driven lower in part by weaker economic data in the U.S. and international markets such as China, Japan and the European Union. The U.S. Federal Reserve cut the federal funds rate — a key short-term interest rate — twice during the period, in August and September, marking the Fed’s first reversal since 2008.

In absolute terms, falling interest rates positively affected the Fund’s performance. Demand for municipal securities strengthened as investors sought tax relief following a cap on the amount of property tax that can be deducted on federal taxes. The cap on state and local tax (SALT) deduction was a key provision of the Tax Cut and Jobs Act reform bill that passed in 2017. Investors’ growing fears of economic weakness also drove them to the improving credit fundamentals of the municipal asset class.

The Fund’s performance relative to its benchmark lagged due to an underweight position in low-quality bonds, which outperformed high-quality bonds during the period, as sharp rate drops in November and December drove investors toward riskier bonds to make up for falling yields.

The Fund boosted its average duration in early 2019 as the economy slowed. That move buoyed the Fund’s relative performance, as longer-duration bonds performed better in a falling rate environment. The Fund’s relative performance also benefited from an overweight position in revenue bonds, which outperformed general obligation bonds during the period.

Portfolio composition is as of September 30, 2019 and is subject to change and risk.

*                      Reflects 2.00% maximum sales charge.

**               Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of	Inception
September 30, 2019	Date		1 Year	5 Years	10 Years
Class A Shares*	2/24/03		4.68%	1.68%	2.51%
Class C Shares**	1/31/12	(1)	6.28%	1.49%	2.22%
Institutional Shares	2/24/03		7.06%	2.36%	2.97%
ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A		7.94%	3.18%	3.75%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

(1)              Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index that is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Maryland Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital Maryland Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Millikan joined BB&T Asset Management in 2000 and Sterling Capital through merger in 2010. He is lead portfolio manager of the Fund and has managed or been a member of the team that manages the state-specific municipal bond fund portfolios since 2000 and has investment experience since 1990. Mr. Millikan is a graduate of Wake Forest University where he received his BA in Economics.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by Maryland and its political subdivisions and therefore will be affected by economic, political or other events affecting Maryland.

Q. How did the Fund perform during the 12-month period between October 1, 2018 and September 30, 2019?

A. The Fund’s Institutional Shares underperformed its current benchmark, the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Interest rates fell steadily over the course of the period. Rates were driven lower in part by weaker economic data in the U.S. and international markets such as China, Japan and the European Union. The U.S. Federal Reserve cut the federal funds rate — a key short-term interest rate — twice during the period, in August and September, marking the Fed’s first reversal since 2008.

In absolute terms, falling interest rates positively affected the Fund’s performance. Demand for municipal securities strengthened as investors sought tax relief following a cap on the amount of property tax that can be deducted on federal taxes. The cap on state and local tax (SALT) deduction was a key provision of the Tax Cut and Jobs Act reform bill that passed in 2017. Investors’ growing fears of economic weakness also drove them to the improving credit fundamentals of the municipal asset class.

The Fund’s performance relative to its benchmark lagged due to an underweight position in low-quality bonds, which outperformed high-quality bonds during the period, as sharp rate drops in November and December drove investors toward riskier bonds to make up for falling yields.

The Fund boosted its average duration in early 2019 as the economy slowed. That move buoyed the Fund’s relative performance, as longer-duration bonds performed better in a falling rate environment. The Fund’s relative performance also benefited from an overweight position in revenue bonds, which outperformed general obligation bonds during the period.

Portfolio composition is as of September 30, 2019 and is subject to change and risk.

*                      Reflects 2.00% maximum sales charge.

**               Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of	Inception
September 30, 2019	Date		1 Year	5 Years	10 Years
Class A Shares*	2/24/03		4.19%	1.68%	2.39%
Class C Shares**	1/31/12	(1)	5.65%	1.33%	2.01%
Institutional Shares	2/24/03		6.70%	2.35%	2.84%
ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A		7.94%	3.18%	3.75%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

(1)              Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital North Carolina Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital North Carolina Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Millikan joined BB&T Asset Management in 2000 and Sterling Capital through merger in 2010. He is lead portfolio manager of the Fund and has managed or been a member of the team that manages the state-specific municipal bond fund portfolios since 2000 and has investment experience since 1990. Mr. Millikan is a graduate of Wake Forest University where he received his BA in Economics.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by North Carolina and its political subdivisions and therefore will be affected by economic, political or other events affecting North Carolina.

Q. How did the Fund perform during the 12-month period between October 1, 2018 and September 30, 2019?

A. The Fund’s Institutional Shares underperformed its current benchmark, the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Interest rates fell steadily over the course of the period. Rates were driven lower in part by weaker economic data in the U.S. and international markets such as China, Japan and the European Union. The U.S. Federal Reserve cut the federal funds rate — a key short-term interest rate — twice during the period, in August and September, marking the Fed’s first reversal since 2008.

In absolute terms, falling interest rates positively affected the Fund’s performance. Demand for municipal securities strengthened as investors sought tax relief following a cap on the amount of property tax that can be deducted on federal taxes. The cap on state and local tax (SALT) deduction was a key provision of the Tax Cut and Jobs Act reform bill that passed in 2017. Investors’ growing fears of economic weakness also drove them to the improving credit fundamentals of the municipal asset class.

The Fund’s performance relative to its benchmark lagged due to an underweight position in low-quality bonds, which outperformed high-quality bonds during the period, as sharp rate drops in November and December drove investors toward riskier bonds to make up for falling yields.

The Fund boosted its average duration in early 2019 as the economy slowed. That move buoyed the Fund’s relative performance, as longer-duration bonds performed better in a falling rate environment. The Fund’s relative performance also benefited from an overweight position in revenue bonds, which outperformed general obligation bonds during the period.

Portfolio composition is as of September 30, 2019 and is subject to change and risk.

*                      Reflects 2.00% maximum sales charge.

**               Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of	Inception
September 30, 2019	Date		1 Year	5 Years	10 Years
Class A Shares*	10/16/92		4.73%	1.84%	2.52%
Class C Shares**	1/31/12	(1)	6.05%	1.47%	2.13%
Institutional Shares	10/16/92		7.10%	2.50%	2.99%
ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A		7.94%	3.18%	3.75%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

(1)              Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital South Carolina Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital South Carolina Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Millikan joined BB&T Asset Management in 2000 and Sterling Capital through merger in 2010. He is lead portfolio manager of the Fund and has managed or been a member of the team that manages the state-specific municipal bond fund portfolios since 2000 and has investment experience since 1990. Mr. Millikan is a graduate of Wake Forest University where he received his BA in Economics.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by South Carolina and its political subdivisions and therefore will be affected by economic, political or other events affecting South Carolina.

Q. How did the Fund perform during the 12-month period between October 1, 2018 and September 30, 2019?

A. The Fund’s Institutional Shares underperformed its current benchmark, the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Interest rates fell steadily over the course of the period. Rates were driven lower in part by weaker economic data in the U.S. and international markets such as China, Japan and the European Union. The U.S. Federal Reserve cut the federal funds rate — a key short-term interest rate — twice during the period, in August and September, marking the Fed’s first reversal since 2008.

In absolute terms, falling interest rates positively affected the Fund’s performance. Demand for municipal securities strengthened as investors sought tax relief following a cap on the amount of property tax that can be deducted on federal taxes. The cap on state and local tax (SALT) deduction was a key provision of the Tax Cut and Jobs Act reform bill that passed in 2017. Investors’ growing fears of economic weakness also drove them to the improving credit fundamentals of the municipal asset class.

The Fund’s performance relative to its benchmark lagged due to an underweight position in low-quality bonds, which outperformed high-quality bonds during the period, as sharp rate drops in November and December drove investors toward riskier bonds to make up for falling yields.

The Fund boosted its average duration in early 2019 as the economy slowed. That move buoyed the Fund’s relative performance, as longer-duration bonds performed better in a falling rate environment. The Fund’s relative performance also benefited from an overweight position in revenue bonds, which outperformed general obligation bonds during the period.

Portfolio composition is as of September 30, 2019 and is subject to change and risk.

*                      Reflects 2.00% maximum sales charge.

**               Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of	Inception
September 30, 2019	Date		1 Year	5 Years	10 Years
Class A Shares*	10/20/97		4.49%	1.78%	2.63%
Class C Shares**	1/31/12	(1)	5.93%	1.44%	2.25%
Institutional Shares	10/20/97		7.02%	2.46%	3.11%
ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A		7.94%	3.18%	3.75%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

(1)              Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Virginia Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital Virginia Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Millikan joined BB&T Asset Management in 2000 and Sterling Capital through merger in 2010. He is lead portfolio manager of the Fund and has managed or been a member of the team that manages the state-specific municipal bond fund portfolios since 2000 and has investment experience since 1990. Mr. Millikan is a graduate of Wake Forest University where he received his BA in Economics.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by Virginia and its political subdivisions and therefore will be affected by economic, political or other events affecting Virginia.

Q. How did the Fund perform during the 12-month period between October 1, 2018 and September 30, 2019?

A. The Fund’s Institutional Shares underperformed its current benchmark, the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Interest rates fell steadily over the course of the period. Rates were driven lower in part by weaker economic data in the U.S. and international markets such as China, Japan and the European Union. The U.S. Federal Reserve cut the federal funds rate — a key short-term interest rate — twice during the period, in August and September, marking the Fed’s first reversal since 2008.

In absolute terms, falling interest rates positively affected the Fund’s performance. Demand for municipal securities strengthened as investors sought tax relief following a cap on the amount of property tax that can be deducted on federal taxes. The cap on state and local tax (SALT) deduction was a key provision of the Tax Cut and Jobs Act reform bill that passed in 2017. Investors’ growing fears of economic weakness also drove them to the improving credit fundamentals of the municipal asset class.

The Fund’s performance relative to its benchmark lagged due to an underweight position in low-quality bonds, which outperformed high-quality bonds during the period, as sharp rate drops in November and December drove investors toward riskier bonds to make up for falling yields.

The Fund boosted its average duration in early 2019 as the economy slowed. That move buoyed the Fund’s relative performance, as longer-duration bonds performed better in a falling rate environment. The Fund’s relative performance also benefited from an overweight position in revenue bonds, which outperformed general obligation bonds during the period.

Portfolio composition is as of September 30, 2019 and is subject to change and risk.

*                      Reflects 2.00% maximum sales charge.

**               Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of	Inception
September 30, 2019	Date		1 Year	5 Years	10 Years
Class A Shares*	5/17/99		5.01%	1.79%	2.34%
Class C Shares**	1/31/12	(1)	6.25%	1.43%	1.95%
Institutional Shares	5/17/99		7.31%	2.44%	2.80%
ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A		7.94%	3.18%	3.75%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

(1)              Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital West Virginia Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital West Virginia Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Millikan joined BB&T Asset Management in 2000 and Sterling Capital through merger in 2010. He is lead portfolio manager of the Fund and has managed or been a member of the team that manages the state-specific municipal bond fund portfolios since 2000 and has investment experience since 1990. Mr. Millikan is a graduate of Wake Forest University where he received his BA in Economics.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by West Virginia and its political subdivisions and therefore will be affected by economic, political or other events affecting West Virginia.

Q. How did the Fund perform during the 12-month period between October 1, 2018 and September 30, 2019?

A. The Fund’s Institutional Shares underperformed its current benchmark, the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Interest rates fell steadily over the course of the period. Rates were driven lower in part by weaker economic data in the U.S. and international markets such as China, Japan and the European Union. The U.S. Federal Reserve cut the federal funds rate — a key short-term interest rate — twice during the period, in August and September, marking the Fed’s first reversal since 2008.

In absolute terms, falling interest rates positively affected the Fund’s performance. Demand for municipal securities strengthened as investors sought tax relief following a cap on the amount of property tax that can be deducted on federal taxes. The cap on state and local tax (SALT) deduction was a key provision of the Tax Cut and Jobs Act reform bill that passed in 2017. Investors’ growing fears of economic weakness also drove them to the improving credit fundamentals of the municipal asset class.

The Fund’s performance relative to its benchmark lagged due to an underweight position in low-quality bonds, which outperformed high-quality bonds during the period, as sharp rate drops in November and December drove investors toward riskier bonds to make up for falling yields.

The Fund boosted its average duration in early 2019 as the economy slowed. That move buoyed the Fund’s relative performance, as longer-duration bonds performed better in a falling rate environment. The Fund’s relative performance also benefited from an overweight position in revenue bonds, which outperformed general obligation bonds during the period.

Portfolio composition is as of September 30, 2019 and is subject to change and risk.

*                      Reflects 2.00% maximum sales charge.

**               Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of	Inception
September 30, 2019	Date	1 Year	5 Years	10 Years
Class A Shares*	12/17/93	4.44%	1.95%	2.64%
Class C Shares**	01/31/12	5.90%	1.62%	2.26%
Institutional Shares	12/01/93	6.85%	2.62%	3.10%
ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	7.94%	3.18%	3.75%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

(1)              Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Diversified Income Fund

Portfolio Managers

Sterling Capital Diversified Income Fund (the “Fund”) is managed by Shane A. Burke, and Brandon W. Carl, CFA, Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the fund, and members of the Sterling Capital Advisory Solutions Team.

Shane A. Burke

Mr. Burke, Director, joined Sterling Capital in 2013 and has been a co-portfolio manager of the Fund since 2015. He has investment experience since 2002. He is a graduate of the University of North Carolina at Wilmington where he received his BS in Finance. He received his MBA from San Francisco-Golden Gate University.

Brandon W. Carl, CFA

Mr. Carl, Director, joined BB&T Asset Management in 2001 and Sterling Capital through merger in 2010. Mr. Carl has been a co-portfolio manager to the Fund since 2016. Mr. Carl has investment experience since 2001. He is a graduate of the University of South Carolina where he received his BS in Finance and Management.

Investment Considerations

The Fund is primarily concentrated in underlying funds and is therefore subject to the same risks as the underlying funds it is invested in and may entail higher expenses. The underlying funds may invest in undervalued securities, which may not appreciate in value as anticipated or may remain undervalued for longer than anticipated. The underlying funds may invest in equity securities including more aggressive investments that engage in long/short equity strategies and in options writing strategies and that invest in derivatives, preferred stocks, exchange-traded funds (ETFs), Master Limited Partnerships (MLPs, the value of which will be affected by the natural resources sector of the economy and regulation) and real estate investment trusts (REITs, the value of which will be affected by conditions of the real estate industry). The Fund’s volatility may be amplified by its use of short sales and derivatives. The Fund is subject to the same risks as the debt securities held by the underlying funds such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of debt securities will decline and an investor may lose money. Investing in high yield debt (also known as junk bonds) involves greater risks and less liquidity than investment grade bonds.

Q. How did the Fund perform during the 12-month period between October 1, 2018 and September 30, 2019?

A. The Fund’s Institutional Shares underperformed its current benchmark, 40% MSCI World Index/60% Bloomberg Barclays U.S. Aggregate Bond Index.

Q. What factors affected the Fund’s performance?

A. The Fund’s equity exposure was a detractor versus the blended benchmark during the fiscal year. While the Fund’s underweight exposure to equity versus the equity weighting in the blended benchmark made a positive impact (the MSCI World Index underperformed the Bloomberg Barclays U.S. Aggregate Bond Index by a wide margin during the fiscal year), the Fund’s structural biases toward high-dividend yield and value were material headwinds given that lower dividend-yielding, growth-oriented segments of the equity market outperformed during this time frame. The Fund’s exposure to covered call writing and MLPs also made a negative impact on relative performance. MLPs produced negative returns during the fiscal year as a result of periods of oil price weakness. However, the Fund’s MLP exposure outperformed the Alerian MLP Index during this time period. The Fund’s covered call writing allocation was negatively impacted by exposure to the energy and materials sectors.

All underlying strategies posted positive absolute returns, but largely trailed the fixed income component of the benchmark — the Bloomberg Barclays U.S. Aggregate Bond Index. An out-of-benchmark allocation to emerging market debt was the largest detractor with the underlying manager underperforming the broad index and peer group. An overweight to Argentina was the leading detractor within emerging market debt. As yields moved lower and the Federal Reserve cut its benchmark rate, an allocation to floating rate securities hurt relative returns. Overall, the Fund’s allocations to corporate and securitized credit detracted value. Duration was managed short of the index, which hurt relative results as rates moved lower over the past year. Conversely, the Fund’s allocation to Treasury bonds was additive, specifically the Fund’s allocation to the long end of the curve.

Portfolio composition is as of September 30, 2019 and is subject to change and risk.

*                 Reflects 5.75% maximum sales charge.

**          Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of	Inception
September 30, 2019	Date	1 Year	5 Years	10 Years
Class A Shares*	1/29/98	-4.14%	1.94%	4.54%
Class C Shares**	2/1/01	0.96%	2.41%	4.39%
Institutional Shares	10/2/97	2.05%	3.42%	5.43%
40% MSCI World Index/ 60% Bloomberg Barclays U.S. Aggregate Bond Index	N/A	7.24%	5.08%	6.06%
MSCI World Index	N/A	1.83%	7.18%	9.01%
Bloomberg Barclays U.S. Aggregate Bond Index	N/A	10.30%	3.38%	3.75%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks.

The Fund is measured against the 40% MSCI World Index/60% Bloomberg Barclays U.S. Aggregate Bond Index. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Strategic Allocation Funds

Portfolio Managers

Team Managed

Sterling Capital Strategic Allocation Funds (the “Funds”) are managed by the Sterling Capital Advisory Solutions Team, which is led by James C. Willis, CFA, Managing Director & Director of Advisory Solutions, Jeffrey J. Schappe, CFA, Managing Director and Kevin J. Stoll, CFA, Executive Director. Mr. Willis, Mr. Schappe and Mr. Stoll have managed the Funds since 2010, 2005 and 2016, respectively.

James C. Willis, CFA

Mr. Willis, Managing Director, joined BB&T Asset Management in 2003 and Sterling Capital Management LLC (“Sterling Capital”) through merger in October 2010 and has been a co-portfolio manager of the Fund since 2010. He has investment experience since 1996. He is a graduate of Rice University where he received a BA in Economics and Political Science and a MBA from Georgetown University.

Jeffrey J. Schappe, CFA

Mr. Schappe, Managing Director, joined BB&T Asset Management in 2004 and Sterling Capital through merger in October 2010 and has been a co-portfolio manager of the Fund since 2005. He has investment experience since 1991. He is a graduate of University of Wisconsin- Madison where he received a BA in Journalism and a MBA in Finance.

Kevin J. Stoll, CFA

Mr. Stoll, Executive Director, joined Sterling Capital in 2013 and has been a co-portfolio manager to the Funds since 2016. He has investment experience since 1998. He is a graduate of Northwestern University where he received his BA in Economics and Mathematical Methods in the Social Sciences and his MBA from Duke University’s Fuqua School of Business.

Investment Considerations

The Funds are primarily concentrated in underlying funds and are therefore subject to the same risks as the underlying funds and bear a portion of the expenses of the underlying funds. The underlying funds may be invested in equity securities and are subject to market risk. Investments in bonds are subject to credit risk, call risk and interest rate risk (as interest rates rise the value of bond prices will decline). The underlying funds may invest in foreign securities, which involve certain risks such as currency volatility, political and social instability and reduced market liquidity; small capitalization companies which are subject to greater volatility and less liquidity due to limited resources or product lines and are more sensitive to economic factors; and high-yield debt securities (also known as junk bonds), which involve greater risks than investment grade bonds. The underlying funds may also be money market funds.

Sterling Capital Strategic Allocation Balanced Fund (the “Balanced Fund”)

Sterling Capital Strategic Allocation Growth Fund (the “Growth Fund”)

(Collectively, “Sterling Capital Strategic Allocation Funds”)

Q. How did the Funds perform during the 12-month period between October 1, 2018 and September 30, 2019?

A. The Growth Fund’s Institutional Shares underperformed its current benchmark, 75% MSCI World Index/25% Bloomberg Barclays U.S. Aggregate Bond Index.

The Balanced Fund’s Institutional Shares underperformed its current benchmark, 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Bond Index.

Q. What factors affected the Funds’ performance?

A. The Strategic Allocation Funds held four underlying funds: The Sterling Capital Special Opportunities Fund, the Sterling Capital Equity Income Fund, the Sterling Capital Total Return Bond Fund and the Sterling Capital Behavioral International Equity Fund.

Domestic equities and fixed income posted positive absolute returns during the 12-month period under review. The Sterling Capital Equity Income Fund (BEGIX) gained 8.72% and the Sterling Capital Special Opportunities Fund (BOPIX) posted positive returns of 1.47% for the period, while the Bloomberg Barclays Aggregate Bond Index gained 10.30%.

Both Strategic Allocation Funds posted positive returns overall but underperformed their benchmarks. The Funds’ overweight allocation to stocks and underweight exposure to fixed income securities weighed on the Funds’ relative performance, as bonds posted strong gains and generally outperformed stocks. The Sterling Capital Behavioral International Equity Fund (SBIIX) was the biggest detractor among the underlying funds, trailing its benchmark, the MSCI EAFE Index, by more than seven percentage points.

The Funds’ overweight allocation to developed non-U.S. equities also detracted from relative performance for the period as domestic stocks outperformed their foreign counterparts. Manager selection within the underlying funds of both equities and fixed income also weighed on relative performance.

The underlying Sterling Capital Equity Income Fund gained 8.72% for the year and outperformed its benchmark, contributing to the both the Balanced and Growth Funds’ relative results. The underlying fund’s overweight allocation to domestic large cap value also benefited the Funds on a relative basis, as that category of stocks outperformed for the period.

Portfolio composition is as of September 30, 2019 and is subject to change and risk.

Sterling Capital Strategic Allocation Balanced Fund

*                 Reflects 5.75% maximum sales charge.

**          Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Average Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of	Inception
September 30, 2019	Date	1 Year	5 Years	10 Years
Class A Shares*	1/29/98	-3.72%	3.20%	5.82%
Class C Shares**	2/1/01	1.41%	3.65%	5.66%
Institutional Shares	10/2/97	2.50%	4.71%	6.74%
60% MSCI World Index/ 40% Bloomberg Barclays U.S. Aggregate Bond Index	N/A	5.54%	5.84%	7.12%
MSCI World Index	N/A	1.83%	7.18%	9.01%
Bloomberg Barclays U.S. Aggregate Bond Index	N/A	10.30%	3.38%	3.75%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks.

The Fund is measured against the 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Bond Index. The index is unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Strategic Allocation Growth Fund

*                 Reflects 5.75% maximum sales charge.

**          Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Average Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of	Inception
September 30, 2019	Date	1 Year	5 Years	10 Years
Class A Shares*	1/29/98	-5.22%	3.45%	6.40%
Class C Shares**	2/1/01	-0.12%	3.91%	6.24%
Institutional Shares	10/2/97	0.84%	4.95%	7.30%
75% MSCI World Index/ 25% Bloomberg Barclays U.S. Aggregate Bond Index	N/A	4.19%	6.37%	7.86%
MSCI World Index	N/A	1.83%	7.18%	9.01%
Bloomberg Barclays U.S. Aggregate Bond Index	N/A	10.30%	3.38%	3.75%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks.

The Fund is measured against the 75% MSCI World Index/25% Bloomberg Barclays U.S. Aggregate Bond Index. The index is unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Funds

Summary of Portfolio Holdings (Unaudited)

Sterling Capital Funds invested, as a percentage of net assets, in the following industries, countries, states, funds or security types, as of September 30, 2019:

Percentage
Sterling Capital Behavioral Large Cap Value Equity Fund	of net assets
Aerospace & Defense	1.3%
Airlines	2.4%
Automobiles	0.5%
Banks	9.3%
Biotechnology	3.8%
Building Products	1.7%
Capital Markets	3.0%
Chemicals	1.3%
Communications Equipment	1.2%
Construction & Engineering	0.4%
Consumer Finance	3.4%
Containers & Packaging	1.3%
Diversified Telecommunication Services	5.2%
Electric Utilities	3.4%
Electrical Equipment	1.0%
Equity Real Estate Investment Trusts (REITS)	5.8%
Food Products	4.5%
Health Care Providers & Services	4.8%
Hotels, Restaurants & Leisure	1.7%
Household Durables	1.0%
Household Products	3.0%
Independent Power and Renewable Electricity Producers	0.5%
Insurance	5.8%
IT Services	0.0%*
Machinery	3.7%
Media	3.9%
Metals & Mining	0.5%
Mortgage Real Estate Investment Trusts (REITS)	0.5%
Multiline Retail	2.8%
Multi-Utilities	3.4%
Oil, Gas & Consumable Fuels	7.5%
Pharmaceuticals	1.9%
Professional Services	0.4%
Semiconductors & Semiconductor Equipment	3.0%
Software	1.3%
Specialty Retail	1.2%
Technology Hardware, Storage & Peripherals	0.8%
Thrifts & Mortgage Finance	0.5%
Money Market Fund	2.2%
99.9%

*      Amount represents less than 0.05%.

Percentage
Sterling Capital Mid Value Fund	of net assets
Auto Components	3.9%
Capital Markets	8.9%
Chemicals	4.5%
Commercial Services & Supplies	1.0%
Construction & Engineering	3.1%
Consumer Finance	5.8%
Containers & Packaging	3.1%
Diversified Financial Services	4.0%
Diversified Telecommunication Services	2.4%
Electrical Equipment	3.5%
Energy Equipment & Services	1.9%
Health Care Equipment & Supplies	3.9%
Health Care Providers & Services	5.9%
Hotels, Restaurants & Leisure	3.8%
Household Products	3.2%
Insurance	7.8%
Interactive Media & Services	2.6%
Internet & Direct Marketing Retail	3.6%
IT Services	2.4%
Machinery	1.8%
Media	4.1%
Oil, Gas & Consumable Fuels	0.8%
Pharmaceuticals	1.9%
Real Estate Management & Development	4.7%
Specialty Retail	3.8%
Technology Hardware, Storage & Peripherals	4.1%
Trading Companies & Distributors	2.7%
Money Market Fund	2.8%
102.0%

Percentage
Sterling Capital Behavioral Small Cap Value Equity Fund	of net assets
Aerospace & Defense	0.2%
Air Freight & Logistics	0.9%
Airlines	1.3%
Banks	8.9%
Building Products	1.9%
Capital Markets	0.8%
Chemicals	1.7%
Commercial Services & Supplies	1.0%
Communications Equipment	0.7%
Construction & Engineering	1.0%
Construction Materials	0.4%
Consumer Finance	3.7%
Containers & Packaging	0.7%
Diversified Consumer Services	0.5%
Diversified Financial Services	0.4%
Electric Utilities	2.1%
Electrical Equipment	0.9%
Electronic Equipment, Instruments & Components	2.5%
Energy Equipment & Services	1.6%
Entertainment	0.3%
Equity Real Estate Investment Trusts (REITS)	9.4%
Food & Staples Retailing	1.2%
Food Products	0.5%
Gas Utilities	1.1%
Health Care Equipment & Supplies	0.3%
Health Care Providers & Services	2.1%
Hotels, Restaurants & Leisure	0.3%
Household Durables	2.5%
Independent Power and Renewable Electricity Producers	0.7%
Insurance	4.9%
Interactive Media & Services	0.3%
IT Services	1.1%
Life Sciences Tools & Services	0.5%
Machinery	2.0%
Media	1.0%
Metals & Mining	1.2%
Mortgage Real Estate Investment Trusts (REITS)	5.4%
Multi-Utilities	2.1%
Oil, Gas & Consumable Fuels	4.3%
Paper & Forest Products	0.2%
Pharmaceuticals	1.5%
Professional Services	1.0%
Real Estate Management & Development	1.5%
Road & Rail	0.2%
Semiconductors & Semiconductor Equipment	4.0%
Specialty Retail	5.7%
Textiles, Apparel & Luxury Goods	0.6%
Thrifts & Mortgage Finance	5.6%
Tobacco	0.4%
Trading Companies & Distributors	1.7%
Wireless Telecommunication Services	0.4%
Exchange Traded Fund	1.6%
Money Market Fund	0.6%
97.4%

Percentage
Sterling Capital Special Opportunities Fund	of net assets
Air Freight & Logistics	2.5%
Airlines	3.6%
Auto Components	3.6%
Biotechnology	3.2%
Capital Markets	1.7%
Chemicals	2.0%
Communications Equipment	5.9%
Consumer Finance	4.3%
Entertainment	3.4%
Equity Real Estate Investment Trusts (REITS)	1.2%
Health Care Equipment & Supplies	7.4%
Health Care Providers & Services	6.1%
Health Care Technology	3.0%
Hotels, Restaurants & Leisure	4.6%
Household Durables	3.5%
Interactive Media & Services	6.6%
IT Services	4.1%
Media	11.3%
Pharmaceuticals	3.3%
Professional Services	3.6%
Real Estate Management & Development	3.2%
Semiconductors & Semiconductor Equipment	4.1%
Software	7.1%
Money Market Fund	0.6%
99.9%

Percentage
Sterling Capital Equity Income Fund	of net assets
Air Freight & Logistics	3.0%
Airlines	3.1%
Automobiles	3.2%
Banks	2.3%
Beverages	3.8%
Biotechnology	3.0%
Capital Markets	3.8%
Consumer Finance	4.6%
Diversified Telecommunication Services	3.8%
Electronic Equipment, Instruments & Components	2.6%
Equity Real Estate Investment Trusts (REITS)	3.8%
Health Care Equipment & Supplies	7.9%
Health Care Providers & Services	5.1%
Hotels, Restaurants & Leisure	5.3%
Industrial Conglomerates	3.4%
Insurance	1.9%
IT Services	4.0%
Oil, Gas & Consumable Fuels	8.3%
Pharmaceuticals	7.0%
Semiconductors & Semiconductor Equipment	7.3%
Software	5.0%
Specialty Retail	4.3%
Money Market Fund	3.1%
Options Written	0.0%*
99.6%

*                 Amount represents less than 0.05%.

Percentage
Sterling Capital Behavioral International Equity Fund	of net assets
Australia	7.6%
Austria	1.1%
Belgium	3.0%
Denmark	0.9%
France	12.9%
Germany	6.6%
Hong Kong	2.5%
Israel	0.9%
Italy	4.5%
Japan	22.5%
Netherlands	2.6%
Norway	0.7%
Portugal	0.9%
Singapore	0.9%
Spain	3.7%
Sweden	4.0%
Switzerland	8.2%
United Kingdom	14.7%
United States	0.3%
Money Market Fund	0.5%
99.0%

Percentage
Sterling Capital SMID Opportunities Fund	of net assets
Aerospace & Defense	1.4%
Airlines	4.4%
Auto Components	4.0%
Banks	6.8%
Commercial Services & Supplies	3.0%
Consumer Finance	2.5%
Containers & Packaging	3.3%
Electronic Equipment, Instruments & Components	3.0%
Entertainment	1.9%
Equity Real Estate Investment Trusts (REITS)	1.9%
Health Care Equipment & Supplies	2.7%
Health Care Providers & Services	10.2%
Hotels, Restaurants & Leisure	8.9%
Household Durables	2.1%
IT Services	18.7%
Machinery	3.1%
Oil, Gas & Consumable Fuels	1.9%
Real Estate Management & Development	3.5%
Road & Rail	4.7%
Software	3.7%
Specialty Retail	4.7%
Money Market Fund	4.2%
100.6%

Percentage
Sterling Capital Stratton Mid Cap Value Fund	of net assets
Auto Components	1.4%
Banks	7.1%
Capital Markets	1.7%
Chemicals	1.5%
Construction & Engineering	2.5%
Containers & Packaging	4.5%
Electronic Equipment, Instruments & Components	4.2%
Entertainment	3.5%
Equity Real Estate Investment Trusts (REITS)	14.6%
Food & Staples Retailing	5.5%
Food Products	2.5%
Gas Utilities	5.0%
Health Care Equipment & Supplies	3.7%
Hotels, Restaurants & Leisure	1.5%
Household Durables	2.1%
Industrial Conglomerates	1.7%
Insurance	8.2%
IT Services	5.4%
Life Sciences Tools & Services	6.8%
Machinery	1.7%
Oil, Gas & Consumable Fuels	5.8%
Semiconductors & Semiconductor Equipment	1.2%
Software	1.1%
Trading Companies & Distributors	3.5%
Money Market Fund	3.2%
99.9%

Percentage
Sterling Capital Stratton Real Estate Fund	of net assets
Diversified	4.4%
Health Care	10.8%
Hotel & Resort	5.4%
Industrial	6.8%
Office	8.0%
Residential	17.4%
Retail	12.9%
Specialized	31.2%
Money Market Fund	1.6%
98.5%

Percentage
Sterling Capital Stratton Small Cap Value Fund	of net assets
Aerospace & Defense	2.5%
Airlines	2.1%
Banks	18.3%
Capital Markets	0.9%
Chemicals	2.1%
Communications Equipment	1.2%
Construction & Engineering	3.5%
Electric Utilities	4.7%
Electrical Equipment	2.1%
Electronic Equipment, Instruments & Components	3.7%
Energy Equipment & Services	0.4%
Entertainment	1.3%
Equity Real Estate Investment Trusts (REITS)	15.7%
Food & Staples Retailing	6.2%
Food Products	1.9%
Gas Utilities	3.0%
Health Care Equipment & Supplies	2.9%
Health Care Providers & Services	1.5%
Insurance	5.9%
IT Services	3.3%
Machinery	5.2%
Semiconductors & Semiconductor Equipment	3.6%
Software	1.2%
Thrifts & Mortgage Finance	1.2%
Trading Companies & Distributors	1.5%
Exchange Traded Fund	1.7%
Money Market Fund	0.9%
98.5%

Percentage
Sterling Capital Ultra Short Bond Fund	of net assets
Asset Backed Securities	15.1%
Collateralized Mortgage Obligations	3.5%
Commercial Mortgage-Backed Securities	4.0%
Corporate Bonds	74.9%
Money Market Fund	1.8%
99.3%

Percentage
Sterling Capital Short Duration Bond Fund	of net assets
Asset Backed Securities	21.9%
Collateralized Mortgage Obligations	2.3%
Commercial Mortgage-Backed Securities	5.9%
Corporate Bonds	56.5%
Municipal Bonds	2.8%
U.S. Treasury Notes	9.5%
Money Market Fund	1.1%
100.0%

Percentage
Sterling Capital Intermediate U.S. Government Fund	of net assets
Asset Backed Securities	1.3%
Collateralized Mortgage Obligations	13.7%
Commercial Mortgage-Backed Securities	13.3%
Mortgage-Backed Securities	23.5%
Municipal Bonds	4.0%
U.S. Government Agencies	24.3%
U.S. Treasury Notes	18.2%
Money Market Fund	1.3%
99.6%

Percentage
Sterling Capital Total Return Bond Fund	of net assets
Asset Backed Securities	15.8%
Collateralized Mortgage Obligations	7.4%
Commercial Mortgage-Backed Securities	12.5%
Corporate Bonds	33.4%
Mortgage-Backed Securities	13.5%
Municipal Bonds	3.3%
Preferred Stocks	0.2%
U.S. Treasury Bonds	5.0%
U.S. Treasury Notes	7.0%
Money Market Fund	2.0%
100.1%

Percentage
Sterling Capital Corporate Fund	of net assets
Corporate Bonds	97.7%
U.S. Treasury Notes	0.1%
Money Market Fund	1.4%
99.2%

Percentage
Sterling Capital Securitized Opportunities Fund	of net assets
Asset Backed Securities	20.3%
Collateralized Mortgage Obligations	23.0%
Commercial Mortgage-Backed Securities	20.6%
Corporate Bonds	1.8%
Mortgage-Backed Securities	32.7%
Money Market Fund	1.5%
99.9%

Percentage
Sterling Capital Kentucky Intermediate Tax-Free Fund	of net assets
Kentucky Municipal Bonds	95.6%
Money Market Fund	3.3%
98.9%

Percentage
Sterling Capital Maryland Intermediate Tax-Free Fund	of net assets
District of Columbia Municipal Bonds	3.0%
Maryland Municipal Bonds	93.8%
Money Market Fund	2.1%
98.9%

Percentage
Sterling Capital North Carolina Intermediate Tax-Free Fund	of net assets
North Carolina Municipal Bonds	95.3%
Money Market Fund	3.3%
98.6%

Percentage
Sterling Capital South Carolina Intermediate Tax-Free Fund	of net assets
South Carolina Municipal Bonds	97.3%
Money Market Fund	1.6%
98.9%

Percentage
Sterling Capital Virginia Intermediate Tax-Free Fund	of net assets
District of Columbia Municipal Bonds	3.6%
Virginia Municipal Bonds	95.0%
Money Market Fund	0.4%
99.0%

Percentage
Sterling Capital West Virginia Intermediate Tax-Free Fund	of net assets
West Virginia Municipal Bonds	97.9%
Money Market Fund	0.9%
98.8%

Percentage
Sterling Capital Diversified Income Fund	of net assets
Equity Funds	37.7%
Fixed Income Fund	61.6%
Money Market Fund	0.9%
100.2%

Percentage
Sterling Capital Strategic Allocation Balanced Fund	of net assets
Equity Funds	62.7%
Fixed Income Fund	36.2%
Money Market Fund	1.0%
99.9%

Percentage
Sterling Capital Strategic Allocation Growth Fund	of net assets
Equity Funds	75.9%
Fixed Income Fund	22.3%
Money Market Fund	1.8%
100.0%

Sterling Capital Funds

Expense Example (Unaudited)

As a shareholder of the Sterling Capital Funds (each, a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2019 through September 30, 2019.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	4/1/19	9/30/19	4/1/19 - 9/30/19	4/1/19 - 9/30/19
Sterling Capital Behavioral Large Cap Value Equity Fund
Class A Shares	$1,000.00	$1,044.70	$4.56	0.89%
Class C Shares	1,000.00	1,041.00	8.39	1.64%
Institutional Shares	1,000.00	1,046.30	3.28	0.64%
Class R6 Shares	1,000.00	1,046.10	2.97	0.58%
Sterling Capital Mid Value Fund
Class A Shares	1,000.00	1,050.50	5.96	1.16%
Class C Shares	1,000.00	1,046.70	9.80	1.91%
Institutional Shares	1,000.00	1,051.90	4.68	0.91%
Class R Shares	1,000.00	1,049.30	7.29	1.42%
Class R6 Shares	1,000.00	1,052.50	4.17	0.81%
Sterling Capital Behavioral Small Cap Value Equity Fund
Class A Shares	1,000.00	996.20	5.20	1.04%
Class C Shares	1,000.00	992.20	8.94	1.79%
Institutional Shares	1,000.00	997.50	3.96	0.79%
Class R Shares	1,000.00	995.10	6.45	1.29%
Class R6 Shares	1,000.00	998.00	3.66	0.73%
Sterling Capital Special Opportunities Fund
Class A Shares	1,000.00	1,034.00	5.61	1.10%
Class C Shares	1,000.00	1,030.30	9.42	1.85%
Institutional Shares	1,000.00	1,035.30	4.34	0.85%
Class R Shares	1,000.00	1,032.40	6.88	1.35%
Class R6 Shares	1,000.00	1,035.70	3.93	0.77%
Sterling Capital Equity Income Fund
Class A Shares	1,000.00	1,068.80	5.29	1.02%
Class C Shares	1,000.00	1,064.80	9.16	1.77%
Institutional Shares	1,000.00	1,070.00	4.00	0.77%
Class R Shares	1,000.00	1,068.00	6.58	1.27%
Class R6 Shares	1,000.00	1,071.10	3.43	0.66%
Sterling Capital Behavioral International Equity Fund
Class A Shares	1,000.00	982.40	4.72	0.95%
Class C Shares	1,000.00	978.10	8.38	1.69%
Institutional Shares	1,000.00	983.40	3.43	0.69%
Class R6 Shares	1,000.00	983.40	2.98	0.60%
Sterling Capital SMID Opportunities Fund
Class A Shares	1,000.00	1,106.10	5.49	1.04%
Class C Shares	1,000.00	1,101.80	9.43	1.79%
Institutional Shares	1,000.00	1,107.30	4.17	0.79%
Sterling Capital Stratton Mid Cap Value Fund
Class A Shares	1,000.00	1,060.80	6.04	1.17%
Class C Shares	1,000.00	1,056.70	10.88	2.11%
Institutional Shares	1,000.00	1,062.10	4.76	0.92%
Sterling Capital Stratton Real Estate Fund
Class A Shares	1,000.00	1,088.80	5.60	1.07%
Class C Shares	1,000.00	1,084.90	9.46	1.81%
Institutional Shares	1,000.00	1,090.20	4.24	0.81%

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	4/1/19	9/30/19	4/1/19 - 9/30/19	4/1/19 - 9/30/19
Sterling Capital Stratton Small Cap Value Fund
Class A Shares	$1,000.00	$1,032.40	$6.52	1.28%
Class C Shares	1,000.00	1,028.50	10.32	2.03%
Institutional Shares	1,000.00	1,033.60	5.20	1.02%
Sterling Capital Ultra Short Bond Fund
Class A Shares	1,000.00	1,013.20	3.48	0.69%
Institutional Shares	1,000.00	1,015.50	2.12	0.42%
Sterling Capital Short Duration Bond Fund
Class A Shares	1,000.00	1,022.80	3.55	0.70%
Class C Shares	1,000.00	1,017.80	7.33	1.45%
Institutional Shares	1,000.00	1,024.00	2.28	0.45%
Sterling Capital Intermediate U.S. Government Fund
Class A Shares	1,000.00	1,034.00	3.88	0.76%
Class C Shares	1,000.00	1,030.10	7.68	1.51%
Institutional Shares	1,000.00	1,035.30	2.60	0.51%
Sterling Capital Total Return Bond Fund
Class A Shares	1,000.00	1,055.20	3.61	0.70%
Class C Shares	1,000.00	1,052.10	7.46	1.45%
Institutional Shares	1,000.00	1,057.40	2.32	0.45%
Class R Shares	1,000.00	1,054.00	4.84	0.94%
Class R6 Shares	1,000.00	1,058.00	1.81	0.35%
Sterling Capital Corporate Fund
Class A Shares	1,000.00	1,048.60	4.88	0.95%
Class C Shares	1,000.00	1,045.00	9.13	1.78%
Institutional Shares	1,000.00	1,050.90	3.60	0.70%
Sterling Capital Securitized Opportunities Fund
Class A Shares	1,000.00	1,038.60	4.45	0.87%
Class C Shares	1,000.00	1,034.80	8.21	1.61%
Institutional Shares	1,000.00	1,039.90	3.07	0.60%
Sterling Capital Kentucky Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,028.60	4.83	0.95%
Class C Shares	1,000.00	1,025.90	10.16	2.00%
Institutional Shares	1,000.00	1,030.90	3.56	0.70%
Sterling Capital Maryland Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,028.60	4.73	0.93%
Class C Shares	1,000.00	1,024.80	8.53	1.68%
Institutional Shares	1,000.00	1,029.90	3.46	0.68%
Sterling Capital North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,030.80	4.07	0.80%
Class C Shares	1,000.00	1,027.00	7.88	1.55%
Institutional Shares	1,000.00	1,032.10	2.80	0.55%
Sterling Capital South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,027.50	4.07	0.80%
Class C Shares	1,000.00	1,023.70	7.86	1.55%
Institutional Shares	1,000.00	1,029.90	2.80	0.55%
Sterling Capital Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,032.50	4.13	0.81%
Class C Shares	1,000.00	1,027.80	7.93	1.56%
Institutional Shares	1,000.00	1,032.90	2.85	0.56%
Sterling Capital West Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,029.00	4.07	0.80%
Class C Shares	1,000.00	1,026.20	7.92	1.56%
Institutional Shares	1,000.00	1,030.30	2.80	0.55%
Sterling Capital Diversified Income Fund
Class A Shares	1,000.00	1,018.90	3.90	0.77%
Class C Shares	1,000.00	1,015.10	7.63	1.51%
Institutional Shares	1,000.00	1,020.90	2.58	0.51%
Sterling Capital Strategic Allocation Balanced Fund
Class A Shares	1,000.00	1,031.20	2.09	0.41%
Class C Shares	1,000.00	1,027.70	5.90	1.16%
Institutional Shares	1,000.00	1,032.30	0.82	0.16%
Sterling Capital Strategic Allocation Growth Fund
Class A Shares	1,000.00	1,024.80	1.98	0.39%
Class C Shares	1,000.00	1,021.30	5.78	1.14%
Institutional Shares	1,000.00	1,027.00	0.71	0.14%

*                                         Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 183 days divided by 365 (to reflect the six month period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	4/1/19	9/30/19	4/1/19 - 9/30/19	4/1/19 - 9/30/19
Sterling Capital Behavioral Large Cap Value Equity Fund
Class A Shares	$1,000.00	$1,020.61	$4.51	0.89%
Class C Shares	1,000.00	1,016.85	8.29	1.64%
Institutional Shares	1,000.00	1,021.86	3.24	0.64%
Class R6 Shares	1,000.00	1,022.16	2.94	0.58%
Sterling Capital Mid Value Fund
Class A Shares	1,000.00	1,019.25	5.87	1.16%
Class C Shares	1,000.00	1,015.49	9.65	1.91%
Institutional Shares	1,000.00	1,020.51	4.61	0.91%
Class R Shares	1,000.00	1,017.95	7.18	1.42%
Class R6 Shares	1,000.00	1,021.01	4.10	0.81%
Sterling Capital Behavioral Small Cap Value Equity Fund
Class A Shares	1,000.00	1,019.85	5.27	1.04%
Class C Shares	1,000.00	1,016.09	9.05	1.79%
Institutional Shares	1,000.00	1,021.11	4.00	0.79%
Class R Shares	1,000.00	1,018.60	6.53	1.29%
Class R6 Shares	1,000.00	1,021.41	3.70	0.73%
Sterling Capital Special Opportunities Fund
Class A Shares	1,000.00	1,019.55	5.57	1.10%
Class C Shares	1,000.00	1,015.79	9.35	1.85%
Institutional Shares	1,000.00	1,020.81	4.31	0.85%
Class R Shares	1,000.00	1,018.30	6.83	1.35%
Class R6 Shares	1,000.00	1,021.21	3.90	0.77%
Sterling Capital Equity Income Fund
Class A Shares	1,000.00	1,019.95	5.16	1.02%
Class C Shares	1,000.00	1,016.19	8.95	1.77%
Institutional Shares	1,000.00	1,021.21	3.90	0.77%
Class R Shares	1,000.00	1,018.70	6.43	1.27%
Class R6 Shares	1,000.00	1,021.76	3.35	0.66%
Sterling Capital Behavioral International Equity Fund
Class A Shares	1,000.00	1,020.31	4.81	0.95%
Class C Shares	1,000.00	1,016.60	8.54	1.69%
Institutional Shares	1,000.00	1,021.61	3.50	0.69%
Class R6 Shares	1,000.00	1,022.06	3.04	0.60%
Sterling Capital SMID Opportunities Fund
Class A Shares	1,000.00	1,019.85	5.27	1.04%
Class C Shares	1,000.00	1,016.09	9.05	1.79%
Institutional Shares	1,000.00	1,021.11	4.00	0.79%
Sterling Capital Stratton Mid Cap Value Fund
Class A Shares	1,000.00	1,019.20	5.92	1.17%
Class C Shares	1,000.00	1,014.49	10.66	2.11%
Institutional Shares	1,000.00	1,020.46	4.66	0.92%
Sterling Capital Stratton Real Estate Fund
Class A Shares	1,000.00	1,019.70	5.42	1.07%
Class C Shares	1,000.00	1,015.99	9.15	1.81%
Institutional Shares	1,000.00	1,021.01	4.10	0.81%
Sterling Capital Stratton Small Cap Value Fund
Class A Shares	1,000.00	1,018.65	6.48	1.28%
Class C Shares	1,000.00	1,014.89	10.25	2.03%
Institutional Shares	1,000.00	1,019.95	5.16	1.02%

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	4/1/19	9/30/19	4/1/19 - 9/30/19	4/1/19 - 9/30/19
Sterling Capital Ultra Short Bond Fund
Class A Shares	$1,000.00	$1,021.61	$3.50	0.69%
Institutional Shares	1,000.00	1,022.96	2.13	0.42%
Sterling Capital Short Duration Bond Fund
Class A Shares	1,000.00	1,021.56	3.55	0.70%
Class C Shares	1,000.00	1,017.80	7.33	1.45%
Institutional Shares	1,000.00	1,022.81	2.28	0.45%
Sterling Capital Intermediate U.S. Government Fund
Class A Shares	1,000.00	1,021.26	3.85	0.76%
Class C Shares	1,000.00	1,017.50	7.64	1.51%
Institutional Shares	1,000.00	1,022.51	2.59	0.51%
Sterling Capital Total Return Bond Fund
Class A Shares	1,000.00	1,021.56	3.55	0.70%
Class C Shares	1,000.00	1,017.80	7.33	1.45%
Institutional Shares	1,000.00	1,022.81	2.28	0.45%
Class R Shares	1,000.00	1,020.36	4.76	0.94%
Class R6 Shares	1,000.00	1,023.31	1.78	0.35%
Sterling Capital Corporate Fund
Class A Shares	1,000.00	1,020.31	4.81	0.95%
Class C Shares	1,000.00	1,016.14	9.00	1.78%
Institutional Shares	1,000.00	1,021.56	3.55	0.70%
Sterling Capital Securitized Opportunities Fund
Class A Shares	1,000.00	1,020.71	4.41	0.87%
Class C Shares	1,000.00	1,017.00	8.14	1.61%
Institutional Shares	1,000.00	1,022.06	3.04	0.60%
Sterling Capital Kentucky Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.31	4.81	0.95%
Class C Shares	1,000.00	1,015.04	10.10	2.00%
Institutional Shares	1,000.00	1,021.56	3.55	0.70%
Sterling Capital Maryland Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.41	4.71	0.93%
Class C Shares	1,000.00	1,016.65	8.49	1.68%
Institutional Shares	1,000.00	1,021.66	3.45	0.68%
Sterling Capital North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,021.06	4.05	0.80%
Class C Shares	1,000.00	1,017.30	7.84	1.55%
Institutional Shares	1,000.00	1,022.31	2.79	0.55%
Sterling Capital South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,021.06	4.05	0.80%
Class C Shares	1,000.00	1,017.30	7.84	1.55%
Institutional Shares	1,000.00	1,022.31	2.79	0.55%
Sterling Capital Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,021.01	4.10	0.81%
Class C Shares	1,000.00	1,017.25	7.89	1.56%
Institutional Shares	1,000.00	1,022.26	2.84	0.56%
Sterling Capital West Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,021.06	4.05	0.80%
Class C Shares	1,000.00	1,017.25	7.89	1.56%
Institutional Shares	1,000.00	1,022.31	2.79	0.55%
Sterling Capital Diversified Income Fund
Class A Shares	1,000.00	1,021.21	3.90	0.77%
Class C Shares	1,000.00	1,017.50	7.64	1.51%
Institutional Shares	1,000.00	1,022.51	2.59	0.51%
Sterling Capital Strategic Allocation Balanced Fund
Class A Shares	1,000.00	1,023.01	2.08	0.41%
Class C Shares	1,000.00	1,019.25	5.87	1.16%
Institutional Shares	1,000.00	1,024.27	0.81	0.16%
Sterling Capital Strategic Allocation Growth Fund
Class A Shares	1,000.00	1,023.11	1.98	0.39%
Class C Shares	1,000.00	1,019.35	5.77	1.14%
Institutional Shares	1,000.00	1,024.37	0.71	0.14%

*                 Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 183 days divided by 365 (to reflect the six month period).

Sterling Capital Behavioral Large Cap Value Equity Fund

Schedule of Portfolio Investments

September 30, 2019

Shares		Fair Value
COMMON STOCKS — 97.7%
	Aerospace & Defense — 1.3%
9,200	Lockheed Martin Corp.	$3,588,552

	Airlines — 2.4%
12,500	Copa Holdings SA, Class A	1,234,375
73,350	Delta Air Lines, Inc.	4,224,960
13,800	United Airlines Holdings, Inc.(a)	1,220,058
		6,679,393
	Automobiles — 0.5%
32,750	General Motors Co.	1,227,470

	Banks — 9.3%
24,450	CIT Group, Inc.	1,107,829
73,300	Citigroup, Inc.	5,063,564
46,200	Fifth Third Bancorp	1,264,956
76,200	First Horizon National Corp.	1,234,440
104,850	FNB Corp.	1,208,921
68,900	JPMorgan Chase & Co.	8,108,841
31,450	PacWest Bancorp	1,142,893
36,550	PNC Financial Services Group, Inc. (The)	5,122,848
25,550	Popular, Inc.	1,381,744
		25,636,036
	Biotechnology — 3.8%
51,800	AbbVie, Inc.	3,922,296
9,100	Amgen, Inc.	1,760,941
75,900	Gilead Sciences, Inc.	4,810,542
		10,493,779
	Building Products — 1.7%
109,100	Johnson Controls International PLC	4,788,399

	Capital Markets — 3.0%
1,400	Ameriprise Financial, Inc.	205,940
60,800	Invesco, Ltd.	1,029,952
34,950	Legg Mason, Inc.	1,334,741
18,100	LPL Financial Holdings, Inc.	1,482,390
37,050	T Rowe Price Group, Inc.	4,232,963
		8,285,986
	Chemicals — 1.3%
24,600	CF Industries Holdings, Inc.	1,210,320
10,150	PPG Industries, Inc.	1,202,877
54,150	Valvoline, Inc.	1,192,925
		3,606,122
	Communications Equipment — 1.2%
68,800	Cisco Systems, Inc.	3,399,408

	Construction & Engineering — 0.4%
30,200	AECOM(a)	1,134,312

	Consumer Finance — 3.4%
39,450	Ally Financial, Inc.	1,308,162
48,950	Discover Financial Services	3,969,355
90,800	Navient Corp.	1,162,240
37,700	OneMain Holdings, Inc.	1,382,836
55,650	Santander Consumer USA Holdings, Inc.	1,419,631
		9,242,224
	Containers & Packaging — 1.3%
80,050	Ardagh Group SA	1,255,184
29,200	Berry Global Group, Inc.(a)	1,146,684
40,350	Silgan Holdings, Inc.	1,211,911
		3,613,779
	Diversified Telecommunication Services — 5.2%
148,100	AT&T, Inc.	5,604,104
145,950	Verizon Communications, Inc.	8,809,541
		14,413,645
	Electric Utilities — 3.4%
54,300	Edison International	4,095,306
86,250	Southern Co. (The)	5,327,663
		9,422,969
	Electrical Equipment — 1.0%
32,350	Eaton Corp. PLC	2,689,903

	Equity Real Estate Investment Trusts (REITS) — 5.8%
1,550	Medical Properties Trust, Inc.	30,318
39,850	Omega Healthcare Investors, Inc.	1,665,331
47,350	Outfront Media, Inc.	1,315,383
49,100	Service Properties Trust.	1,266,289
43,750	STORE Capital Corp.	1,636,687
55,750	Ventas, Inc.	4,071,423
155,000	VEREIT, Inc.	1,515,900
50,700	Welltower, Inc.	4,595,955
		16,097,286
	Food Products — 4.5%
81,850	General Mills, Inc.	4,511,572
14,300	Hershey Co. (The)	2,216,357
48,450	Pilgrim’s Pride Corp.(a)	1,552,579
48,300	Tyson Foods, Inc., Class A	4,160,562
		12,441,070
	Health Care Providers & Services — 4.8%
84,200	CVS Health Corp.	5,310,494
29,900	HCA Healthcare, Inc.	3,600,558
28,650	McKesson Corp.	3,915,309
2,700	Universal Health Services, Inc., Class B	401,625
		13,227,986
	Hotels, Restaurants & Leisure — 1.7%
38,650	Starbucks Corp.	3,417,433
28,150	Wyndham Destinations, Inc.	1,295,463
		4,712,896
	Household Durables — 1.0%
350	NVR, Inc.(a)	1,301,073
37,500	PulteGroup, Inc.	1,370,625
		2,671,698
	Household Products — 3.0%
33,100	Kimberly-Clark Corp.	4,701,855
28,400	Procter & Gamble Co. (The)	3,532,392
		8,234,247
	Independent Power and Renewable Electricity Producers — 0.5%
84,700	AES Corp.	1,383,998

	Insurance — 5.8%
39,850	Allstate Corp. (The)	4,330,898
41,300	American International Group, Inc.	2,300,410

See accompanying Notes to the Financial Statements.

Shares		Fair Value
COMMON STOCKS — (continued)
	Insurance — (continued)
56,200	AXA Equitable Holdings, Inc.	$1,245,392
90,800	MetLife, Inc.	4,282,128
22,000	Principal Financial Group, Inc.	1,257,080
32,250	Progressive Corp. (The)	2,491,313
		15,907,221
	IT Services — 0.0%
400	DXC Technology Co.	11,800

	Machinery — 3.7%
16,850	AGCO Corp.	1,275,545
9,700	Cummins, Inc.	1,577,899
29,000	Ingersoll-Rand PLC.	3,573,090
15,400	Oshkosh Corp.	1,167,320
21,600	PACCAR, Inc.	1,512,216
25,200	Timken Co. (The)	1,096,452
		10,202,522
	Media — 3.9%
134,400	Comcast Corp., Class A	6,058,752
49,450	Discovery, Inc., Class A(a)	1,316,853
56,650	Discovery, Inc., Class C(a)	1,394,723
55,750	Interpublic Group of Cos., Inc. (The)	1,201,970
21,350	Sinclair Broadcast Group, Inc., Class A	912,499
		10,884,797
	Metals & Mining — 0.5%
14,550	Reliance Steel & Aluminum Co.	1,450,053

	Mortgage Real Estate Investment Trusts (REITS) — 0.5%
60,750	Starwood Property Trust, Inc.	1,471,365

	Multiline Retail — 2.8%
53,750	Target Corp.	5,746,413
17,750	Walmart, Inc.	2,106,570
		7,852,983
	Multi-Utilities — 3.4%
46,950	Consolidated Edison, Inc.	4,435,367
62,250	Dominion Energy, Inc.	5,044,740
		9,480,107
	Oil, Gas & Consumable Fuels — 7.5%
70,000	Chevron Corp.	8,302,000
221,050	Kinder Morgan, Inc.	4,555,841
55,650	Marathon Petroleum Corp.	3,380,737
44,550	Phillips 66	4,561,920
		20,800,498
	Pharmaceuticals — 1.9%
9,500	Jazz Pharmaceuticals PLC(a)	1,217,330
46,150	Merck & Co., Inc.	3,884,907
		5,102,237
	Professional Services — 0.4%
13,400	ManpowerGroup, Inc.	1,128,816

	Semiconductors & Semiconductor Equipment — 3.0%
18,550	Lam Research Corp.	4,287,091
36,550	NXP Semiconductors NV	3,988,336
		8,275,427
	Software — 1.3%
64,250	Oracle Corp	3,535,677

	Specialty Retail — 1.2%
3,050	AutoZone, Inc.(a)	3,308,091

	Technology Hardware, Storage & Peripherals — 0.8%
120,550	HP, Inc	2,280,806

	Thrifts & Mortgage Finance — 0.5%
105,100	New York Community Bancorp, Inc.	1,319,005
	Total Common Stocks (Cost $244,183,809)	270,002,563

MONEY MARKET FUND — 2.2%
6,163,182	Federated Treasury Obligations Fund, Institutional Shares, 1.84%(b)	6,163,182
	Total Money Market Fund (Cost $6,163,182)	6,163,182
Total Investments — 99.9% (Cost $250,346,991)		276,165,745
Net Other Assets (Liabilities) — 0.1%		329,947
NET ASSETS — 100.0%		$276,495,692

(a)         Represents non-income producing security.

(b)         Represents the current yield as of report date.

Continued

Sterling Capital Mid Value Fund

Schedule of Portfolio Investments

September 30, 2019

Shares		Fair Value
COMMON STOCKS — 99.2%
	Auto Components — 3.9%
600,791	Gentex Corp.	$16,542,780

	Capital Markets — 8.9%
161,352	Affiliated Managers Group, Inc.	13,448,689
288,530	E*TRADE Financial Corp.	12,605,876
106,455	T. Rowe Price Group, Inc.	12,162,484
		38,217,049
	Chemicals — 4.5%
569,805	Axalta Coating Systems, Ltd.(a)	17,179,621
503,543	Rayonier Advanced Materials, Inc.	2,180,341
		19,359,962
	Commercial Services & Supplies — 1.0%
828,980	Civeo Corp.(a)	1,052,805
64,660	Stericycle, Inc.(a)	3,293,134
		4,345,939
	Construction & Engineering — 3.1%
56,672	Arcosa, Inc.	1,938,749
122,685	Jacobs Engineering Group, Inc.	11,225,677
		13,164,426
	Consumer Finance — 5.8%
1,307,628	SLM Corp.	11,539,817
385,510	Synchrony Financial	13,142,036
		24,681,853
	Containers & Packaging — 3.1%
204,382	Crown Holdings, Inc.(a)	13,501,475

	Diversified Financial Services — 4.0%
931,290	Jefferies Financial Group, Inc.	17,135,736

	Diversified Telecommunication Services — 2.4%
816,863	CenturyLink, Inc.	10,194,450

	Electrical Equipment — 3.5%
298,315	Sensata Technologies Holding PLC(a)	14,933,649

	Energy Equipment & Services — 1.9%
177,217	Core Laboratories NV	8,261,857

	Health Care Equipment & Supplies — 3.9%
120,640	Zimmer Biomet Holdings, Inc.	16,560,253

	Health Care Providers & Services — 5.9%
84,745	Laboratory Corp. of America Holdings(a)	14,237,160
81,290	McKesson Corp.	11,109,091
		25,346,251
	Hotels, Restaurants & Leisure — 3.8%
669,528	Extended Stay America, Inc.	9,801,890
419,953	Stars Group, Inc. (The)(a)	6,290,896
		16,092,786
	Household Products — 3.2%
256,198	Spectrum Brands Holdings, Inc.	13,506,772

	Insurance — 7.8%
57,518	Enstar Group, Ltd.(a)	10,923,819
162,625	Lincoln National Corp.	9,809,540
10,845	Markel Corp.(a)	12,817,705
		33,551,064
	Interactive Media & Services — 2.6%
107,355	Baidu, Inc., ADR(a)	11,031,800

	Internet & Direct Marketing Retail — 3.6%
390,560	eBay, Inc.	15,224,029

	IT Services — 2.4%
76,333	Fidelity National Information Services, Inc.	10,133,969

	Machinery — 1.8%
402,204	Trinity Industries, Inc.	7,915,375

	Media — 4.1%
199,555	CBS Corp., Class B	8,056,035
656,380	News Corp., Class B	9,382,952
		17,438,987
	Oil, Gas & Consumable Fuels — 0.8%
1,760,065	Southwestern Energy Co.(a)	3,396,925

	Pharmaceuticals — 1.9%
231,431	Prestige Consumer Healthcare, Inc.(a)	8,028,341

	Real Estate Management & Development — 4.7%
316,580	CBRE Group, Inc., Class A(a)	16,781,906
507,965	Realogy Holdings Corp.	3,393,206
		20,175,112
	Specialty Retail — 3.8%
186,889	CarMax, Inc.(a)	16,446,232

	Technology Hardware, Storage & Peripherals — 4.1%
560,896	NCR Corp.(a)	17,701,878

	Trading Companies & Distributors — 2.7%
281,052	Air Lease Corp	11,753,595
	Total Common Stocks (Cost $352,893,942)	424,642,545

MONEY MARKET FUND — 2.8%
11,996,496	Federated Treasury Obligations Fund, Institutional Shares, 1.84%(b)	11,996,496
	Total Money Market Fund (Cost $11,996,496)	11,996,496
Total Investments — 102.0% (Cost $364,890,438)		436,639,041
Net Other Assets (Liabilities) — (2.0)%		(8,585,843)
NET ASSETS — 100.0%		$428,053,198

(a)         Represents non-income producing security.

(b)         Represents the current yield as of report date.

ADR — American Depositary Receipt

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral Small Cap Value Equity Fund

Schedule of Portfolio Investments

September 30, 2019

Shares		Fair Value
COMMON STOCKS — 95.2%
	Aerospace & Defense — 0.2%
11,645	Vectrus, Inc.(a)	$473,369

	Air Freight & Logistics — 0.9%
27,480	Hub Group, Inc., Class A(a)	1,277,820
11,883	XPO Logistics, Inc.(a)	850,466
		2,128,286
	Airlines — 1.3%
13,895	Alaska Air Group, Inc.	901,924
11,219	Copa Holdings SA, Class A	1,107,876
49,396	JetBlue Airways Corp.(a)	827,383
4,570	SkyWest, Inc.	262,318
		3,099,501
	Banks — 8.9%
39,011	Bank OZK	1,063,830
39,425	Berkshire Hills Bancorp, Inc.	1,154,758
20,275	CIT Group, Inc.	918,660
47,975	ConnectOne Bancorp, Inc.	1,065,045
185,982	First BanCorp.	1,856,100
22,879	First Financial Corp.	994,550
56,587	First Horizon National Corp.	916,709
19,949	Great Southern Bancorp, Inc.	1,136,096
61,420	Hilltop Holdings, Inc.	1,467,324
88,658	OFG Bancorp	1,941,610
15,370	Pinnacle Financial Partners, Inc.	872,248
26,726	Popular, Inc.	1,445,342
19,395	Preferred Bank	1,015,910
26,548	QCR Holdings, Inc.	1,008,293
6,374	Signature Bank	759,908
61,197	Simmons First National Corp., Class A	1,523,805
46,444	Sterling Bancorp	931,667
23,853	Synovus Financial Corp.	852,983
18,814	Western Alliance Bancorp	866,949
		21,791,787
	Building Products — 1.9%
25,803	Advanced Drainage Systems, Inc	832,663
9,835	American Woodmark Corp.(a)	874,430
56,508	Builders FirstSource, Inc.(a)	1,162,652
54,141	Quanex Building Products Corp.	978,869
22,969	Universal Forest Products, Inc.	916,004
		4,764,618
	Capital Markets — 0.8%
33,786	Stifel Financial Corp.	1,938,641

	Chemicals — 1.7%
38,930	Huntsman Corp.	905,512
31,588	Kraton Corp.(a)	1,019,977
13,634	Stepan Co.	1,323,316
104,882	Tronox Holdings PLC, Class A	870,521
		4,119,326
	Commercial Services & Supplies — 1.0%
28,562	Deluxe Corp.	1,404,108
50,273	Ennis, Inc.	1,016,017
		2,420,125
	Communications Equipment — 0.7%
24,761	EchoStar Corp., Class A(a)	981,031
107,726	Extreme Networks, Inc.(a)	783,707
		1,764,738
	Construction & Engineering — 1.0%
123,305	Great Lakes Dredge & Dock Corp.(a)	1,288,537
19,426	MasTec, Inc.(a)	1,261,330
		2,549,867
	Construction Materials — 0.4%
18,582	U.S. Concrete, Inc.(a)	1,027,213

	Consumer Finance — 3.7%
34,239	Encore Capital Group, Inc.(a)	1,141,015
35,367	Enova International, Inc.(a)	733,865
72,853	Navient Corp.	932,518
30,828	Nelnet, Inc., Class A	1,960,661
31,832	OneMain Holdings, Inc.	1,167,598
31,364	Regional Management Corp.(a)	883,210
63,451	Santander Consumer USA Holdings, Inc	1,618,635
75,994	SLM Corp.	670,647
		9,108,149
	Containers & Packaging — 0.7%
20,690	Berry Global Group, Inc.(a)	812,496
29,991	Silgan Holdings, Inc.	900,780
		1,713,276
	Diversified Consumer Services — 0.5%
45,718	K12, Inc.(a)	1,206,955

	Diversified Financial Services — 0.4%
16,945	Voya Financial, Inc.	922,486

	Electric Utilities — 2.1%
27,687	OGE Energy Corp.	1,256,436
78,697	PG&E Corp.(a)	786,970
2,370	Pinnacle West Capital Corp.	230,056
50,524	Portland General Electric Co.	2,848,038
		5,121,500
	Electrical Equipment — 0.9%
38,837	Atkore International Group, Inc.(a)	1,178,703
17,475	Encore Wire Corp.	983,493
		2,162,196
	Electronic Equipment, Instruments & Components — 2.5%
18,233	Benchmark Electronics, Inc.	529,851
20,455	Insight Enterprises, Inc.(a)	1,139,139
41,537	Sanmina Corp.(a)	1,333,753
19,890	Tech Data Corp.(a)	2,073,334
97,561	TTM Technologies, Inc.(a)	1,189,756
		6,265,833
	Energy Equipment & Services — 1.6%
150,641	Helix Energy Solutions Group, Inc.(a)	1,214,166
132,958	Keane Group, Inc.(a)	805,725
22,679	SEACOR Holdings, Inc.(a)	1,067,501
64,341	Solaris Oilfield Infrastructure, Inc., Class A	863,456
		3,950,848
	Entertainment — 0.3%
39,773	IMAX Corp.(a)	873,017

	Equity Real Estate Investment Trusts (REITS) — 9.4%
57,974	Apple Hospitality REIT, Inc.	961,209
62,756	Brixmor Property Group, Inc.	1,273,319

See accompanying Notes to the Financial Statements.

Shares		Fair Value
COMMON STOCKS — (continued)
	Equity Real Estate Investment Trusts (REITS) — (continued)
28,119	Chatham Lodging Trust	$510,360
20,990	CorEnergy Infrastructure Trust, Inc.	991,148
142,022	DiamondRock Hospitality Co.	1,455,725
27,339	Equity Commonwealth	936,361
147,319	Franklin Street Properties Corp.	1,246,319
63,108	Industrial Logistics Properties Trust	1,341,045
87,614	Medical Properties Trust, Inc.	1,713,730
41,221	Office Properties Income Trust	1,263,011
38,912	Park Hotels & Resorts, Inc.	971,633
27,140	Retail Value, Inc.	1,005,266
9,653	Ryman Hospitality Properties, Inc.	789,712
73,988	Sabra Health Care REIT, Inc.	1,698,764
10,895	SL Green Realty Corp.	890,666
101,027	Summit Hotel Properties, Inc.	1,171,913
103,347	Sunstone Hotel Investors, Inc	1,419,988
55,202	Tanger Factory Outlet Centers, Inc.	854,527
43,063	VICI Properties, Inc.	975,377
72,441	Xenia Hotels & Resorts, Inc.	1,529,954
		23,000,027
	Food & Staples Retailing — 1.2%
5,102	Casey’s General Stores, Inc.	822,238
33,626	Ingles Markets, Inc., Class A	1,306,706
79,946	United Natural Foods, Inc.(a)	920,978
		3,049,922
	Food Products — 0.5%
4,060	Bunge, Ltd.	229,877
10,751	John B Sanfilippo & Son, Inc.	1,038,547
		1,268,424
	Gas Utilities — 1.1%
19,604	National Fuel Gas Co	919,820
19,314	Southwest Gas Holdings, Inc.	1,758,347
		2,678,167
	Health Care Equipment & Supplies — 0.3%
25,845	Lantheus Holdings, Inc.(a)	647,805

	Health Care Providers & Services — 2.1%
14,246	DaVita, Inc.(a)	813,019
14,597	Ensign Group, Inc. (The)	692,336
14,819	Magellan Health, Inc.(a)	920,260
26,525	Premier, Inc., Class A(a)	767,103
55,507	Select Medical Holdings Corp.(a)	919,751
42,930	Tenet Healthcare Corp.(a)	949,612
		5,062,081
	Hotels, Restaurants & Leisure — 0.3%
89,563	Everi Holdings, Inc.(a)	757,703

	Household Durables — 2.5%
26,740	Meritage Homes Corp.(a)	1,881,159
29,518	PulteGroup, Inc.	1,078,883
61,349	Taylor Morrison Home Corp.(a)	1,591,393
98,950	TRI Pointe Group, Inc.(a)	1,488,208
		6,039,643
	Independent Power and Renewable Electricity Producers — 0.7%
109,336	AES Corp.	1,786,550

	Insurance — 4.9%
72,725	American Equity Investment Life Holding Co.	1,759,945
28,143	Assured Guaranty, Ltd.	1,251,238
17,001	Athene Holding, Ltd., Class A(a)	715,062
24,181	Brighthouse Financial, Inc.(a)	978,605
86,045	CNO Financial Group, Inc.	1,362,092
15,269	Employers Holdings, Inc.	665,423
368,623	Genworth Financial, Inc., Class A(a)	1,621,941
44,154	Old Republic International Corp.	1,040,710
10,561	Reinsurance Group of America, Inc.	1,688,493
30,432	Unum Group	904,439
		11,987,948
	Interactive Media & Services — 0.3%
263,404	Meet Group, Inc. (The)(a)	862,648

	IT Services — 1.1%
6,683	Alliance Data Systems Corp.	856,293
878	CACI International, Inc., Class A(a)	203,046
32,755	Cardtronics PLC, Class A(a)	990,511
51,506	International Money Express, Inc.(a)	707,692
		2,757,542
	Life Sciences Tools & Services — 0.5%
14,418	Medpace Holdings, Inc.(a)	1,211,689

	Machinery — 2.0%
13,597	AGCO Corp.	1,029,293
23,744	Allison Transmission Holdings, Inc.	1,117,155
48,543	Meritor, Inc.(a)	898,046
38,264	Mueller Industries, Inc.	1,097,412
57,976	Wabash National Corp.	841,232
		4,983,138
	Media — 1.0%
5,824	DISH Network Corp., Class A(a)	198,424
138,213	National CineMedia, Inc.	1,133,347
26,787	Sinclair Broadcast Group, Inc., Class A	1,144,876
		2,476,647
	Metals & Mining — 1.2%
10,373	Reliance Steel & Aluminum Co.	1,033,773
42,482	Schnitzer Steel Industries, Inc., Class A	877,678
53,672	Warrior Met Coal, Inc.	1,047,677
		2,959,128
	Mortgage Real Estate Investment Trusts (REITS) — 5.4%
246,826	Anworth Mortgage Asset Corp.	814,526
68,294	Arbor Realty Trust, Inc.	895,334
66,997	Ares Commercial Real Estate Corp.	1,020,364
56,315	Chimera Investment Corp.	1,101,521
57,866	Ellington Financial, Inc.	1,045,639
83,716	Exantas Capital Corp.	951,851
61,612	Great Ajax Corp.	954,986
88,215	Ladder Capital Corp.	1,523,473
196,995	New York Mortgage Trust, Inc.	1,199,700
67,961	PennyMac Mortgage Investment Trust.	1,510,773
74,963	Redwood Trust, Inc.	1,230,143
101,790	Western Asset Mortgage Capital Corp.	982,274
		13,230,584
	Multi-Utilities — 2.1%
35,219	Avista Corp.	1,706,008

Continued

Shares		Fair Value
COMMON STOCKS — (continued)
	Multi-Utilities — (continued)
31,845	MDU Resources Group, Inc.	$897,711
33,222	NorthWestern Corp.	2,493,311
		5,097,030
	Oil, Gas & Consumable Fuels — 4.3%
17,413	Arch Coal, Inc., Class A	1,292,045
37,418	CONSOL Energy, Inc.(a)	584,843
24,743	CVR Energy, Inc.	1,089,434
45,727	Delek U.S. Holdings, Inc.	1,659,890
283,899	Denbury Resources, Inc.(a)	337,840
166,622	DHT Holdings, Inc.	1,024,725
23,156	HollyFrontier Corp.	1,242,088
40,489	Magnolia Oil & Gas Corp., Class A(a)	449,428
46,728	Scorpio Tankers, Inc.	1,390,625
39,685	World Fuel Services Corp.	1,585,019
		10,655,937
	Paper & Forest Products — 0.2%
12,785	Boise Cascade Co.	416,663

	Pharmaceuticals — 1.5%
82,447	Corcept Therapeutics, Inc.(a)	1,165,388
74,754	Innoviva, Inc.(a)	787,907
71,799	Lannett Co., Inc.(a)	804,149
43,101	Mylan NV(a)	852,538
		3,609,982
	Professional Services — 1.0%
15,210	Barrett Business Services, Inc.	1,350,952
43,018	Kelly Services, Inc., Class A	1,041,896
		2,392,848
	Real Estate Management & Development — 1.5%
6,330	Jones Lang LaSalle, Inc.	880,250
24,489	Marcus & Millichap, Inc.(a)	869,115
174,206	Realogy Holdings Corp.	1,163,696
18,838	RMR Group, Inc. (The), Class A	856,752
		3,769,813
	Road & Rail — 0.2%
26,771	Universal Logistics Holdings, Inc	623,229

	Semiconductors & Semiconductor Equipment — 4.0%
133,497	Amkor Technology, Inc.(a)	1,214,823
37,336	Cirrus Logic, Inc.(a)	2,000,463
25,325	Diodes, Inc.(a)	1,016,799
11,503	Qorvo, Inc.(a)	852,832
134,344	Rambus, Inc.(a)	1,763,265
33,384	SMART Global Holdings, Inc.(a)	850,624
63,773	Ultra Clean Holdings, Inc.(a)	933,318
53,512	Xperi Corp.	1,106,628
		9,738,752
	Specialty Retail — 5.7%
19,463	AutoNation, Inc.(a)	986,774
50,383	Buckle, Inc. (The)	1,037,890
38,896	Conn’s, Inc.(a)	966,955
28,350	Dick’s Sporting Goods, Inc.	1,156,963
25,707	Genesco, Inc.(a)	1,028,794
15,330	Group 1 Automotive, Inc.	1,415,112
56,338	Hibbett Sports, Inc.(a)	1,290,140
10,135	Lithia Motors, Inc., Class A	1,341,671
62,245	Rent-A-Center, Inc.	1,605,299
5,400	RH(a)	922,482
28,140	Shoe Carnival, Inc.	912,017
41,454	Zumiez, Inc.(a)	1,313,055
		13,977,152
	Textiles,Apparel & Luxury Goods — 0.6%
82,207	Fossil Group, Inc.(a)	1,028,410
49,238	Vera Bradley, Inc.(a)	497,304
		1,525,714
	Thrifts & Mortgage Finance — 5.6%
55,949	Dime Community Bancshares, Inc.	1,197,868
36,853	Essent Group, Ltd.	1,756,783
13,945	Federal Agricultural Mortgage Corp., Class C	1,138,749
47,293	Flagstar Bancorp, Inc.	1,766,394
135,678	MGIC Investment Corp.	1,706,829
100,969	Mr Cooper Group, Inc.(a)	1,072,291
50,241	PennyMac Financial Services, Inc.(a)	1,526,322
113,608	Radian Group, Inc.	2,594,807
18,083	Walker & Dunlop, Inc.	1,011,382
		13,771,425
	Tobacco — 0.4%
74,737	Vector Group, Ltd	890,118

	Trading Companies & Distributors — 1.7%
61,146	BMC Stock Holdings, Inc.(a)	1,600,802
57,395	Foundation Building Materials, Inc.(a)	889,049
36,647	GMS, Inc.(a)	1,052,502
50,804	Titan Machinery, Inc.(a)	728,529
		4,270,882
	Wireless Telecommunication Services — 0.4%
24,167	U.S. Cellular Corp.(a)	908,196
	Total Common Stocks (Cost $219,407,273)	233,809,118

EXCHANGE TRADED FUND — 1.6%
33,566	iShares Russell 2000 Value ETF	4,008,116
	Total Exchange Traded Fund (Cost $3,784,587)	4,008,116

MONEY MARKET FUND — 0.6%
1,316,025	Federated Treasury Obligations Fund, Institutional Shares, 1.84%(b)	1,316,025
	Total Money Market Fund (Cost $1,316,025)	1,316,025
Total Investments — 97.4% (Cost $224,507,885)		239,133,259
Net Other Assets (Liabilities) — 2.6%		6,381,699
NET ASSETS — 100.0%		$245,514,958

(a)         Represents non-income producing security.

(b)         Represents the current yield as of report date.

ETF — Exchange Traded Fund

Continued

Sterling Capital Special Opportunities Fund

Schedule of Portfolio Investments

September 30, 2019

Shares		Fair Value
COMMON STOCKS — 99.3%
	Air Freight & Logistics — 2.5%
176,000	FedEx Corp.	$25,620,320

	Airlines — 3.6%
570,900	Alaska Air Group, Inc.	37,057,119

	Auto Components — 3.6%
427,900	Aptiv PLC	37,407,018

	Biotechnology — 3.2%
525,000	Gilead Sciences, Inc.	33,274,500

	Capital Markets — 1.7%
428,064	Charles Schwab Corp. (The)	17,905,917

	Chemicals — 2.0%
297,000	Albemarle Corp.	20,647,440

	Communications Equipment — 5.9%
1,244,000	Cisco Systems, Inc.	61,466,040

	Consumer Finance — 4.3%
488,296	Capital One Financial Corp.	44,425,170

	Entertainment — 3.4%
664,500	Activision Blizzard, Inc.	35,165,340

	Equity Real Estate Investment Trusts (REITS) — 1.2%
154,500	Ryman Hospitality Properties, Inc.	12,639,645

	Health Care Equipment & Supplies — 7.4%
287,500	Danaher Corp.	41,523,625
701,000	Hologic, Inc.(a)	35,393,490
		76,917,115
	Health Care Providers & Services — 6.1%
307,900	HCA Healthcare, Inc.	37,077,318
121,500	UnitedHealth Group, Inc.	26,404,380
		63,481,698
	Health Care Technology — 3.0%
464,000	Cerner Corp.	31,630,880

	Hotels, Restaurants & Leisure — 4.6%
937,000	Norwegian Cruise Line Holdings, Ltd.(a)	48,508,490

	Household Durables — 3.5%
651,500	Lennar Corp., Class A	36,386,275

	Interactive Media & Services — 6.6%
56,900	Alphabet, Inc., Class C(a)	69,361,100

	IT Services — 4.1%
468,000	Akamai Technologies, Inc.(a)	42,765,840

	Media — 11.3%
630,000	CBS Corp., Class B	25,433,100
1,314,500	Comcast Corp., Class A	59,257,660
1,359,500	Discovery, Inc., Class C(a)	33,470,890
		118,161,650
	Pharmaceuticals — 3.3%
681,000	Bristol-Myers Squibb Co.	34,533,510

	Professional Services — 3.6%
235,900	Verisk Analytics, Inc.	37,305,226

	Real Estate Management & Development — 3.2%
640,000	CBRE Group, Inc., Class A(a)	33,926,400

	Semiconductors & Semiconductor Equipment — 4.1%
391,000	NXP Semiconductors NV	42,665,920

	Software — 7.1%
366,000	CDK Global, Inc.	17,600,940
224,500	Check Point Software Technologies, Ltd.(a)	24,582,750
119,500	Intuit, Inc.	31,779,830
		73,963,520
	Total Common Stocks (Cost $674,011,816)	1,035,216,133

MONEY MARKET FUND — 0.6%
6,401,354	Federated Treasury Obligations Fund, Institutional Shares, 1.84%(b)	6,401,354
	Total Money Market Fund (Cost $6,401,354)	6,401,354
Total Investments — 99.9% (Cost $680,413,170)		1,041,617,487
Net Other Assets (Liabilities) — 0.1%		895,337
NET ASSETS — 100.0%		$1,042,512,824

(a)         Represents non-income producing security.

(b)         Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Equity Income Fund

Schedule of Portfolio Investments

September 30, 2019

Shares		Fair Value
COMMON STOCKS — 96.5%
	Air Freight & Logistics — 3.0%
465,900	United Parcel Service, Inc., Class B	$55,824,138

	Airlines — 3.1%
984,000	Delta Air Lines, Inc.	56,678,400

	Automobiles — 3.2%
1,587,000	General Motors Co.	59,480,760

	Banks — 2.3%
848,500	Wells Fargo & Co.	42,798,340

	Beverages — 3.8%
505,900	PepsiCo, Inc.	69,358,890

	Biotechnology — 3.0%
721,000	AbbVie, Inc.	54,594,120

	Capital Markets — 3.8%
1,017,000	Morgan Stanley	43,395,390
270,000	Nasdaq, Inc.	26,824,500
		70,219,890
	Consumer Finance — 4.6%
1,047,000	Discover Financial Services	84,901,230

	Diversified Telecommunication Services — 3.8%
1,168,000	Verizon Communications, Inc.	70,500,480

	Electronic Equipment, Instruments & Components — 2.6%
1,674,062	Corning, Inc.	47,744,248

	Equity Real Estate Investment Trusts (REITS) — 3.8%
505,522	Crown Castle International Corp.	70,272,613

	Health Care Equipment & Supplies — 7.9%
905,300	Abbott Laboratories	75,746,451
631,900	Medtronic PLC	68,636,978
		144,383,429
	Health Care Providers & Services — 5.1%
154,600	Anthem, Inc.	37,119,460
889,000	CVS Health Corp.	56,069,230
		93,188,690
	Hotels, Restaurants & Leisure — 5.3%
1,059,500	Carnival Corp.	46,310,745
581,500	Starbucks Corp.(a)	51,416,230
		97,726,975
	Industrial Conglomerates — 3.4%
373,000	Honeywell International, Inc.	63,111,600

	Insurance — 1.9%
218,000	Chubb, Ltd.	35,193,920

	IT Services — 4.0%
380,100	Accenture PLC, Class A	73,112,235

	Oil, Gas & Consumable Fuels — 8.3%
1,482,000	Enbridge, Inc.	51,988,560
958,900	Occidental Petroleum Corp.	42,642,283
560,387	Phillips 66	57,383,629
		152,014,472
	Pharmaceuticals — 7.0%
336,200	Johnson & Johnson	43,497,556
765,800	Merck & Co., Inc.	64,465,044
592,836	Pfizer, Inc.	21,300,598
		129,263,198
	Semiconductors & Semiconductor Equipment — 7.3%
574,234	Analog Devices, Inc.	64,159,165
1,025,000	Maxim Integrated Products, Inc.	59,357,750
131,939	QUALCOMM, Inc.	10,064,307
		133,581,222
	Software — 5.0%
658,500	Microsoft Corp.	91,551,255

	Specialty Retail — 4.3%
335,800	Home Depot, Inc. (The)	77,912,316
	Total Common Stocks (Cost $1,236,915,566)	1,773,412,421

MONEY MARKET FUND — 3.1%
58,172,412	Federated Treasury Obligations Fund, Institutional Shares, 1.84%(b)	58,172,412
	Total Money Market Fund (Cost $58,172,412)	58,172,412
Total Investments Before Options Written — 99.6% (Cost $1,295,087,978)		$1,831,584,833
Options Written — 0.0% (Premiums Received $(115,168))		(7,800)
Total Investments — 99.6% (Cost $1,294,972,810)		1,831,577,033
Net Other Assets (Liabilities) — 0.4%		6,663,857
NET ASSETS — 100.0%		$1,838,240,890

(a)         All or a portion of security was held as collateral for written call options.

(b)         Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

As of September 30, 2019, exchange traded options written outstanding were as follows:

		Number of	Notional	Exercise	Expiration
Description	Call/Put	Contracts	Amount	Price	Date	Value

EXCHANGE TRADED OPTIONS WRITTEN — 0.0%
Starbucks Corp.	Call	1300	$11,494,600	$105.00	11/15/19	$(7,800)
Total Exchange Traded Options Written (Premiums $115,168)						$(7,800)

Continued

Sterling Capital Behavioral International Equity Fund

Schedule of Portfolio Investments

September 30, 2019

Shares		Fair Value
COMMON STOCKS — 97.8%
	Australia — 7.6%
540,650	AusNet Services	$662,372
69,250	Australia & New Zealand Banking Group, Ltd.	1,330,271
22,875	Commonwealth Bank of Australia	1,247,819
87,375	Fortescue Metals Group, Ltd.	520,075
6,725	Macquarie Group, Ltd.	596,119
173,650	Santos, Ltd.	905,446
234,425	Stockland, REIT	720,081
66,100	Westpac Banking Corp.	1,320,193
		7,302,376
	Austria — 1.1%
19,050	OMV AG	1,021,053

	Belgium — 3.0%
13,725	Anheuser-Busch InBev SA/NV	1,306,344
12,350	KBC Group NV	802,152
16,200	Telenet Group Holding NV(a)	764,474
		2,872,970
	Denmark — 0.9%
5,925	Carlsberg A/S, Class B	875,585

	France — 12.9%
13,575	Amundi SA(b)	945,610
12,700	Atos SE	893,948
16,900	BNP Paribas SA	821,628
8,500	Capgemini SE	1,000,888
25,600	Cie de Saint-Gobain	1,003,337
8,825	Cie Generale des Etablissements Michelin SCA	982,606
63,275	Credit Agricole SA	765,870
9,400	Eiffage SA	974,455
27,375	Eutelsat Communications SA	509,231
8,825	Faurecia SE	418,360
8,875	Ingenico Group SA	865,011
27,825	Klepierre SA, REIT	944,953
40,575	Peugeot SA	1,012,705
9,725	Publicis Groupe SA	478,523
7,800	Sanofi	722,538
		12,339,663
	Germany — 6.2%
175	Allianz SE	40,735
4,825	Bayer AG	339,937
52,800	Deutsche Telekom AG	885,618
2,525	Fraport AG Frankfurt Airport Services Worldwide	214,008
3,800	Fresenius SE & Co. KGaA	177,767
9,125	HeidelbergCement AG	659,283
10,500	Henkel AG & Co. KGaA	961,235
4,825	HOCHTIEF AG	549,860
1,800	KION Group AG	94,661
54,875	METRO AG	865,732
4,300	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,110,685
		5,899,521
	Hong Kong — 2.5%
189,000	Henderson Land Development Co., Ltd.	880,328
461,275	HKT Trust & HKT, Ltd.	731,731
42,700	Melco Resorts & Entertainment Ltd., ADR	828,807
		2,440,866
	Israel — 0.9%
124,675	Teva Pharmaceutical Industries, Ltd., ADR(a)	857,764

	Italy — 4.5%
46,275	Assicurazioni Generali SpA	896,798
28,550	Atlantia SpA	689,993
74,175	Mediobanca Banca di Credito Finanziario SpA	809,681
146,250	Snam SpA	738,745
1,509,100	Telecom Italia SpA/Milano	825,479
28,550	Tenaris SA	302,814
		4,263,510
	Japan — 22.5%
85,300	Amada Holdings Co., Ltd.	924,353
78,600	Astellas Pharma, Inc.	1,124,307
3,500	Central Japan Railway Co.	721,733
16,900	FUJIFILM Holdings Corp.	744,452
24,200	Hitachi, Ltd.	906,295
1,300	Hoya Corp.	106,474
22,500	Inpex Corp.	207,355
57,000	ITOCHU Corp.	1,180,677
1,400	Japan Tobacco, Inc.	30,674
48,100	KDDI Corp.	1,255,061
7,100	Lawson, Inc.	363,559
42,800	Medipal Holdings Corp.	955,392
16,500	Mitsubishi Heavy Industries, Ltd.	648,589
155,700	Mitsubishi UFJ Lease & Finance Co., Ltd.	903,118
53,900	Mitsui & Co., Ltd.	885,384
11,400	MS&AD Insurance Group Holdings, Inc.	370,547
48,100	Nexon Co., Ltd.(a)	584,423
22,000	Nippon Telegraph & Telephone Corp.	1,052,562
53,700	ORIX Corp.	803,298
89,700	Rakuten, Inc.	889,158
149,100	Renesas Electronics Corp.(a)	977,084
103,600	Resona Holdings, Inc.	445,806
53,100	Sekisui House, Ltd.	1,047,779
50,600	Sumitomo Corp.	792,166
22,500	Taiheiyo Cement Corp.	604,607
23,600	Toyota Motor Corp.	1,584,982
26,400	Toyota Tsusho Corp.	856,883
25,800	Yokohama Rubber Co., Ltd. (The)	518,498
		21,485,216
	Netherlands — 2.6%
9,200	Heineken Holding NV	915,310
8,875	NXP Semiconductors NV	968,440
12,600	Randstad NV	618,612
		2,502,362
	Norway — 0.7%
40,475	DNB ASA	713,493

	Portugal — 0.9%
51,825	Jeronimo Martins SGPS SA	873,960

	Singapore — 0.9%
308,100	Wilmar International, Ltd.	831,556

	Spain — 3.7%
18,350	ACS Actividades de Construccion y Servicios SA	733,195
214,025	Banco Bilbao Vizcaya Argentaria SA	1,114,108
24,075	Enagas SA	556,532
31,100	Endesa SA	818,110

See accompanying Notes to the Financial Statements

Shares		Fair Value
COMMON STOCKS — (continued)
	Spain — (continued)
22,202	Repsol SA	$346,263
		3,568,208
	Sweden — 4.0%
32,500	Essity AB, Class B	948,299
103,650	Skandinaviska Enskilda Banken AB, Class A	952,409
46,875	Skanska AB, Class B	948,991
69,475	Volvo AB, Class B	974,952
		3,824,651
	Switzerland — 8.2%
16,325	Adecco Group AG	903,390
8,375	LafargeHolcim, Ltd.	412,417
11,275	Novartis AG	978,523
8,050	Roche Holding AG	2,343,876
10,225	Swiss Re AG	1,066,915
67,200	UBS Group AG	763,018
3,550	Zurich Insurance Group AG	1,359,678
		7,827,817
	United Kingdom — 14.7%
43,875	Anglo American PLC	1,008,329
38,150	Antofagasta PLC	421,157
151,450	Aviva PLC	743,492
125,925	Barratt Developments PLC	1,002,439
20,400	Berkeley Group Holdings PLC	1,047,421
55,900	BHP Group PLC	1,193,978
38,200	British American Tobacco PLC	1,410,729
137,725	Evraz PLC	792,682
63,675	GlaxoSmithKline PLC	1,364,842
243,875	Legal & General Group PLC	744,381
24,275	Rio Tinto PLC	1,261,871
39,900	Royal Dutch Shell PLC, Class A	1,170,180
19,550	Smurfit Kappa Group PLC	584,055
50,175	SSE PLC	767,565
62,800	Tate & Lyle PLC	568,156
		14,081,277
	Total Common Stocks (Cost $90,223,353)	93,581,848

PREFERRED STOCKS — 0.4%
	Germany — 0.4%
5,550	Porsche Automobil Holding SE	359,791
	Total Preferred Stocks (Cost $354,633)	359,791

EXCHANGE TRADED FUNDS — 0.3%
	United States — 0.3%
5,000	iShares MSCI EAFE ETF	326,050
	Total Exchange Traded Funds (Cost $316,534)	326,050

MONEY MARKET FUND — 0.5%
	United States — 0.5%
439,902	Federated Treasury Obligations Fund, Institutional Shares, 1.84%(c)	439,902
	Total Money Market Fund (Cost $439,902)	439,902
Total Investments — 99.0% (Cost $91,334,422)		94,707,591
Net Other Assets (Liabilities) — 1.0%		921,104
NET ASSETS — 100.0%		$95,628,695

(a)         Represents non-income producing security.

(b)         Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. Sterling Capital Management LLC (the “Advisor”), using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(c)          Represents the current yield as of report date.

ADR — American Depository Receipts

ETF — Exchange Traded Fund

Continued

Percentage
Industry	of net assets
Auto Components	2.0%
Automobiles	3.1%
Banks	10.8%
Beverages	3.2%
Building Products	1.0%
Capital Markets	2.4%
Construction & Engineering	3.4%
Construction Materials	1.8%
Containers & Packaging	0.6%
Diversified Financial Services	1.8%
Diversified Telecommunication Services	3.7%
Electric Utilities	2.3%
Electronic Equipment, Instruments & Components	1.9%
Energy Equipment & Services	0.3%
Entertainment	0.6%
Equity Real Estate Investment Trusts (REITS)	1.7%
Food & Staples Retailing	2.2%
Food Products	1.5%
Gas Utilities	1.4%
Health Care Equipment & Supplies	0.1%
Health Care Providers & Services	1.2%
Hotels, Restaurants & Leisure	0.9%
Household Durables	3.2%
Household Products	2.0%
Insurance	6.6%
Internet & Direct Marketing Retail	0.9%
IT Services	2.0%
Machinery	2.8%
Media	1.8%
Metals & Mining	5.4%
Money Market Fund	0.8%
Oil, Gas & Consumable Fuels	3.8%
Pharmaceuticals	8.1%
Professional Services	1.6%
Real Estate Management & Development	0.9%
Road & Rail	0.8%
Semiconductors & Semiconductor Equipment	2.0%
Technology Hardware, Storage & Peripherals	0.8%
Tobacco	1.5%
Trading Companies & Distributors	3.9%
Transportation Infrastructure	0.9%
Wireless Telecommunication Services	1.3%
99.0%

Continued

Sterling Capital SMID Opportunities Fund

Schedule of Portfolio Investments

September 30, 2019

Shares		Fair Value
COMMON STOCKS — 96.4%
	Aerospace & Defense — 1.4%
1,632	Hexcel Corp.	$134,036

	Airlines — 4.4%
6,600	Alaska Air Group, Inc.	428,406

	Auto Components — 4.0%
2,782	Aptiv PLC	243,202
5,263	Gentex Corp.	144,917
		388,119
	Banks — 6.8%
12,249	Towne Bank	340,583
6,676	Webster Financial Corp.	312,904
		653,487
	Commercial Services & Supplies — 3.0%
3,200	Waste Connections, Inc.	294,400

	Consumer Finance — 2.5%
26,942	SLM Corp	237,763

	Containers & Packaging — 3.3%
4,354	Ball Corp	317,015

	Electronic Equipment, Instruments & Components — 3.0%
2,100	Rogers Corp.(a)	287,091

	Entertainment — 1.9%
1,487	Take-Two Interactive Software, Inc.(a)	186,381

	Equity Real Estate Investment Trusts (REITS) — 1.9%
2,243	Ryman Hospitality Properties, Inc.	183,500

	Health Care Equipment & Supplies — 2.7%
761	Teleflex, Inc.	258,550

	Health Care Providers & Services — 10.2%
8,469	Centene Corp.(a)	366,369
8,381	Premier, Inc., Class A(a)	242,378
2,556	Universal Health Services, Inc., Class B	380,205
		988,952
	Hotels, Restaurants & Leisure — 8.9%
11,810	Aramark	514,680
6,781	Norwegian Cruise Line Holdings, Ltd.(a)	351,052
		865,732
	Household Durables — 2.1%
54	NVR, Inc.(a)	200,737

	IT Services — 18.7%
5,700	Amdocs, Ltd	376,827
3,000	Black Knight, Inc.(a)	183,180
3,500	Fiserv, Inc.(a)	362,565
12,276	Genpact, Ltd.	475,695
2,600	Global Payments, Inc.	413,400
		1,811,667
	Machinery — 3.1%
3,747	Crane Co.	302,121

	Oil, Gas & Consumable Fuels — 1.9%
40,323	Encana Corp.	185,486

	Real Estate Management & Development — 3.5%
3,300	FirstService Corp.	338,481

	Road & Rail — 4.7%
3,400	Kansas City Southern	452,234

	Software — 3.7%
7,434	CDK Global, Inc.	357,501

	Specialty Retail — 4.7%
5,120	CarMax, Inc.(a)	450,560
	Total Common Stocks (Cost $7,480,368)	9,322,219

MONEY MARKET FUND — 4.2%
404,688	Federated Treasury Obligations Fund, Institutional Shares, 1.84%(b)	404,688
	Total Money Market Fund (Cost $404,688)	404,688
Total Investments — 100.6% (Cost $7,885,056)		9,726,907
Net Other Assets (Liabilities) — (0.6)%		(56,626)
NET ASSETS — 100.0%		$9,670,281

(a)         Represents non-income producing security.

(b)         Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Stratton Mid Cap Value Fund

Schedule of Portfolio Investments

September 30, 2019

Shares		Fair Value
COMMON STOCKS — 96.7%
	Auto Components — 1.4%
16,540	Magna International, Inc.	$882,078

	Banks — 7.1%
18,700	East West Bancorp, Inc.	828,223
10,100	First Republic Bank	976,670
67,700	Huntington Bancshares, Inc.	966,079
47,700	KeyCorp.	850,968
12,100	Wintrust Financial Corp.	782,023
		4,403,963
	Capital Markets — 1.7%
7,200	Ameriprise Financial, Inc.	1,059,120

	Chemicals — 1.5%
13,900	Westlake Chemical Corp.	910,728

	Construction & Engineering — 2.5%
23,800	MasTec, Inc.(a)	1,545,334

	Containers & Packaging — 4.5%
14,700	Avery Dennison Corp.	1,669,479
29,100	Berry Global Group, Inc.(a)	1,142,757
		2,812,236
	Electronic Equipment, Instruments & Components — 4.2%
10,500	Arrow Electronics, Inc.(a)	783,090
14,900	CDW Corp.	1,836,276
		2,619,366
	Entertainment — 3.5%
19,600	Activision Blizzard, Inc.	1,037,232
8,800	Take-Two Interactive Software, Inc.(a)	1,102,992
		2,140,224
	Equity Real Estate Investment Trusts (REITS) — 14.6%
17,200	CyrusOne, Inc.	1,360,520
8,100	Digital Realty Trust, Inc.	1,051,461
13,900	EastGroup Properties, Inc.	1,737,778
21,500	Highwoods Properties, Inc.	966,210
30,000	Hudson Pacific Properties, Inc.	1,003,800
14,900	Mid-America Apartment Communities, Inc.	1,937,149
12,200	Ryman Hospitality Properties, Inc.	998,082
		9,055,000
	Food & Staples Retailing — 5.5%
6,900	Casey’s General Stores, Inc.	1,112,004
26,600	Performance Food Group Co.(a)	1,223,866
26,500	U.S. Foods Holding Corp.(a)	1,089,150
		3,425,020
	Food Products — 2.5%
21,300	Lamb Weston Holdings, Inc.	1,548,936

	Gas Utilities — 5.0%
20,000	Southwest Gas Holdings, Inc.	1,820,800
24,900	UGI Corp.	1,251,723
		3,072,523
	Health Care Equipment & Supplies — 3.7%
3,400	Becton Dickinson & Co.	860,064
10,400	Zimmer Biomet Holdings, Inc.	1,427,608
		2,287,672
	Hotels, Restaurants & Leisure — 1.5%
8,500	Royal Caribbean Cruises, Ltd.	920,805

	Household Durables — 2.1%
35,700	PulteGroup, Inc.	1,304,835

	Industrial Conglomerates — 1.7%
7,400	Carlisle Cos., Inc.	1,076,996

	Insurance — 8.2%
12,300	American Financial Group, Inc.	1,326,555
22,300	First American Financial Corp.	1,315,923
10,700	Globe Life, Inc.	1,024,632
10,500	Hanover Insurance Group, Inc. (The)	1,423,170
		5,090,280
	IT Services — 5.4%
6,800	CACI International, Inc., Class A(a)	1,572,568
17,400	Fiserv, Inc.(a)	1,802,466
		3,375,034
	Life Sciences Tools & Services — 6.8%
10,300	ICON PLC(a)	1,517,602
5,710	Medpace Holdings, Inc.(a)	479,868
14,300	PerkinElmer, Inc.	1,217,931
3,500	Thermo Fisher Scientific, Inc.	1,019,445
		4,234,846
	Machinery — 1.7%
14,300	Oshkosh Corp	1,083,940

	Oil, Gas & Consumable Fuels — 5.8%
46,700	Cabot Oil & Gas Corp.	820,519
90,800	Callon Petroleum Co.(a)	394,072
29,400	Devon Energy Corp.	707,364
16,300	Phillips 66	1,669,120
		3,591,075
	Semiconductors & Semiconductor Equipment — 1.2%
9,400	Skyworks Solutions, Inc.	744,950

	Software — 1.1%
10,200	PTC, Inc.(a)	695,436

	Trading Companies & Distributors — 3.5%
35,300	HD Supply Holdings, Inc.(a)	1,382,878
6,100	United Rentals, Inc.(a)	760,304
		2,143,182
	Total Common Stocks (Cost $37,394,806)	60,023,579

See accompanying Notes to the Financial Statements.

Shares		Fair Value
MONEY MARKET FUND — 3.2%
1,978,532	Federated Treasury Obligations Fund, Institutional Shares, 1.84%(b)	$1,978,532
	Total Money Market Fund (Cost $1,978,532)	1,978,532
Total Investments — 99.9% (Cost $39,373,338)		62,002,111
Net Other Assets (Liabilities) — 0.1%		33,714
NET ASSETS — 100.0%		$62,035,825

(a)         Represents non-income producing security.

(b)         Represents the current yield as of report date.

Continued

Sterling Capital Stratton Real Estate Fund

Schedule of Portfolio Investments

September 30, 2019

Shares		Fair Value
COMMON STOCKS — 96.9%
	Diversified — 4.4%
85,000	Essential Properties Realty Trust, Inc.	$1,947,350
53,000	Liberty Property Trust	2,720,490
		4,667,840
	Health Care — 10.8%
59,000	Healthcare Trust of America, Inc., Class A	1,733,420
111,000	Medical Properties Trust, Inc.	2,171,160
53,000	Ventas, Inc.	3,870,590
41,000	Welltower, Inc.	3,716,650
		11,491,820
	Hotel & Resort — 5.4%
140,000	DiamondRock Hospitality Co.	1,435,000
8,500	Marriott International, Inc., Class A	1,057,145
40,000	MGM Growth Properties, LLC, Class A	1,202,000
25,000	Ryman Hospitality Properties, Inc.	2,045,250
		5,739,395
	Industrial — 6.8%
68,000	Americold Realty Trust	2,520,760
16,300	EastGroup Properties, Inc.	2,037,826
68,000	First Industrial Realty Trust, Inc.	2,690,080
		7,248,666
	Office — 8.0%
20,000	Alexandria Real Estate Equities, Inc.	3,080,800
37,500	Cousins Properties, Inc.	1,409,625
37,000	Highwoods Properties, Inc.	1,662,780
70,000	Hudson Pacific Properties, Inc.	2,342,200
		8,495,405
	Residential — 17.4%
36,000	American Campus Communities, Inc.	1,730,880
45,822	Apartment Investment & Management Co., Class A	2,389,159
18,400	Equity LifeStyle Properties, Inc.	2,458,240
10,800	Essex Property Trust, Inc.	3,527,820
80,000	Invitation Homes, Inc.	2,368,800
22,000	Mid-America Apartment Communities, Inc.	2,860,220
65,000	UDR, Inc.	3,151,200
		18,486,319
	Retail — 12.9%
49,500	Acadia Realty Trust	1,414,710
15,700	Federal Realty Investment Trust	2,137,398
37,000	National Retail Properties, Inc.	2,086,800
77,000	Retail Opportunity Investments Corp.	1,403,710
123,000	Retail Properties of America, Inc., Class A	1,515,360
33,057	Simon Property Group, Inc.	5,145,322
		13,703,300
	Specialized — 31.2%
24,500	American Tower Corp	5,417,685
44,000	Crown Castle International Corp.	6,116,440
68,000	CubeSmart	2,373,200
26,700	CyrusOne, Inc.	2,111,970
29,000	Digital Realty Trust, Inc.	3,764,490
23,000	EPR Properties	1,767,780
9,700	Equinix, Inc.	5,594,960
19,500	Life Storage, Inc.	2,055,495
40,000	PotlatchDeltic Corp.	1,643,400
9,200	SBA Communications Corp.	2,218,580
		33,064,000
	Total Common Stocks (Cost $60,081,590)	102,896,745

MONEY MARKET FUND — 1.6%
1,771,690	Federated Treasury Obligations Fund, Institutional Shares, 1.84%(a)	1,771,690
	Total Money Market Fund (Cost $1,771,690)	1,771,690
Total Investments — 98.5% (Cost $61,853,280)		104,668,435
Net Other Assets (Liabilities) — 1.5%		1,552,801
NET ASSETS — 100.0%		$106,221,236

(a)         Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Stratton Small Cap Value Fund

Schedule of Portfolio Investments

September 30, 2019

Shares		Fair Value
COMMON STOCKS — 95.9%
	Aerospace & Defense — 2.5%
299,625	Moog, Inc., Class A	$24,305,580

	Airlines — 2.1%
1,212,300	JetBlue Airways Corp.(a)	20,306,025

	Banks — 18.3%
356,550	Community Bank System, Inc.	21,995,569
713,650	First Midwest Bancorp, Inc.	13,901,902
447,130	Glacier Bancorp, Inc.	18,090,880
222,750	IBERIABANK Corp.	16,826,535
141,200	Signature Bank	16,833,864
45,500	SVB Financial Group(a)	9,507,225
392,840	TCF Financial Corp.	14,955,419
715,191	Umpqua Holdings Corp.	11,772,044
351,750	United Bankshares, Inc.	13,320,773
411,000	Webster Financial Corp.	19,263,570
300,000	Wintrust Financial Corp.	19,389,000
		175,856,781
	Capital Markets — 0.9%
105,700	Affiliated Managers Group, Inc.	8,810,095

	Chemicals — 2.1%
632,947	PolyOne Corp.	20,665,720

	Communications Equipment — 1.2%
500,000	NetScout Systems, Inc.(a)	11,530,000

	Construction & Engineering — 3.5%
520,550	MasTec, Inc.(a)	33,799,312

	Electric Utilities — 4.7%
237,904	El Paso Electric Co.	15,958,600
511,150	Portland General Electric Co.	28,813,526
		44,772,126
	Electrical Equipment — 2.1%
313,450	EnerSys	20,668,893

	Electronic Equipment, Instruments & Components — 3.7%
258,100	Anixter International, Inc.(a)	17,839,872
325,808	Belden, Inc.	17,378,599
		35,218,471
	Energy Equipment & Services — 0.4%
145,664	Cactus, Inc., Class A(a)	4,215,516

	Entertainment — 1.3%
100,410	Take-Two Interactive Software, Inc.(a)	12,585,389

	Equity Real Estate Investment Trusts (REITS) — 15.7%
495,200	American Campus Communities, Inc.	23,809,216
715,813	First Industrial Realty Trust, Inc.	28,317,562
472,064	Highwoods Properties, Inc.	21,214,556
1,181,600	Medical Properties Trust, Inc.	23,112,096
1,270,000	Retail Properties of America, Inc., Class A	15,646,400
318,800	Ryman Hospitality Properties, Inc.	26,081,028
158,300	SL Green Realty Corp.	12,941,025
		151,121,883
	Food & Staples Retailing — 6.2%
173,800	Casey’s General Stores, Inc.	28,009,608
692,000	Performance Food Group Co.(a)	31,838,920
		59,848,528
	Food Products — 1.9%
325,000	TreeHouse Foods, Inc.(a)	18,021,250

	Gas Utilities — 3.0%
321,260	Southwest Gas Holdings, Inc.	29,247,510

	Health Care Equipment & Supplies — 2.9%
196,173	West Pharmaceutical Services, Inc.	27,821,255

	Health Care Providers & Services — 1.5%
351,788	BioTelemetry, Inc.(a)	14,328,325

	Insurance — 5.9%
207,400	Hanover Insurance Group, Inc. (The)	28,110,996
382,550	Selective Insurance Group, Inc.	28,763,935
		56,874,931
	IT Services — 3.3%
136,700	CACI International, Inc., Class A(a)	31,613,242

	Machinery — 5.2%
312,500	Crane Co.	25,196,875
323,700	Oshkosh Corp.	24,536,460
		49,733,335
	Semiconductors & Semiconductor Equipment — 3.6%
990,707	ON Semiconductor Corp.(a)	19,031,481
216,844	Qorvo, Inc.(a)	16,076,814
		35,108,295
	Software — 1.2%
172,737	PTC, Inc.(a)	11,777,209

	Thrifts & Mortgage Finance — 1.2%
697,021	Northwest Bancshares, Inc.	11,424,174

	Trading Companies & Distributors — 1.5%
111,941	United Rentals, Inc.(a)	13,952,326
	Total Common Stocks (Cost $424,969,854)	923,606,171

EXCHANGE TRADED FUND— 1.7%
139,360	iShares Russell 2000 Value ETF	16,640,978
	Total Exchange Traded Fund (Cost $16,209,876)	16,640,978

MONEY MARKET FUND — 0.9%
8,580,895	Federated Treasury Obligations Fund, Institutional Shares, 1.84%(b)	8,580,895
	Total Money Market Fund (Cost $8,580,895)	8,580,895
Total Investments — 98.5% (Cost $449,760,625)		948,828,044
Net Other Assets (Liabilities) — 1.5%		14,100,305
NET ASSETS — 100.0%		$962,928,349

(a)         Represents non-income producing security.

(b)         Represents the current yield as of report date.

ETF — Exchange Traded Fund

See accompanying Notes to the Financial Statements.

Sterling Capital Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2019

Principal
Amount		Fair Value
ASSET BACKED SECURITIES — 15.1%
$135,000	Ally Auto Receivables Trust, Series 2016-2, Class B, 2.150%, 4/15/21	$134,986
170,000	AmeriCredit Automobile Receivables Trust, Series 2017-4, Class B, 2.360%, 12/19/22	170,419
181,000	AmeriCredit Automobile Receivables Trust, Series 2017-3, Class B, 2.240%, 6/19/23	181,166
265,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2015-1A, Class A, 2.500%, 7/20/21(a).	265,201
61,036	Capital Auto Receivables Asset Trust, Series 2017-1, Class A3, 2.020%, 8/20/21(a)	61,000
285,000	CarMax Auto Owner Trust, Series 2015-3, Class B, 2.280%, 4/15/21	284,960
136,655	Chesapeake Funding II, LLC, Series 2017-2A, Class A1, 1.990%, 5/15/29(a)	136,461
33,003	Citicorp Residential Mortgage Trust, STEP, Series 2007-2, Class A6, 5.005%, 6/25/37	33,415
95,554	Countrywide Asset-Backed Certificates, Series 2004-12, Class MV4, 3.443%, (LIBOR USD 1-Month plus 1.43%), 3/25/35(b)	95,865
249,133	Countrywide Asset-Backed Certificates, Series 2006-3, Class 2A3, 2.308%, (LIBOR USD 1-Month plus 0.29%), 6/25/36(b)	248,803
146,671	Credit-Based Asset Servicing & Securitization, LLC, Series 2006-SC1, Class M2, 2.418%, (LIBOR USD 1-Month plus 0.40%), 5/25/36(a)(b)	146,337
11,238	JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Class M1, 2.448%, (LIBOR USD 1-Month plus 0.43%), 12/25/35(b)	11,239
252,618	New Century Home Equity Loan Trust, Series 2005-3, Class M3, 2.783%, (LIBOR USD 1-Month plus 0.77%), 7/25/35(b)	253,209
34,726	Santander Drive Auto Receivables Trust, Series 2018-2, Class A3, 2.750%, 9/15/21	34,733
245,000	Santander Drive Auto Receivables Trust, Series 2019-1, Class B, 3.210%, 9/15/23	247,835
115,179	Saxon Asset Securities Trust, Series 2006-2, Class A3C, 2.168%, (LIBOR USD 1-Month plus 0.15%), 9/25/36(b)	114,752
60,555	Sofi Professional Loan Program, LLC, Series 2016-E, Class A1, 2.868%, (LIBOR USD 1-Month plus 0.85%), 7/25/39(a)(b)	60,747
57,888	Wheels SPV 2, LLC, Series 2017-1A, Class A2, 1.880%, 4/20/26(a)	57,841
125,000	World Omni Auto Receivables Trust, Series 2015-B, Class B, 2.150%, 8/15/22	124,989
	Total Asset Backed Securities (Cost $2,645,839)	2,663,958

COLLATERALIZED MORTGAGE OBLIGATIONS — 3.5%
25,300	Fannie Mae, Series 2011-55, Class AC, 3.000%, 7/25/25	25,279
32,138	Freddie Mac, Series -3805, Class EK, 4.000%, 6/15/40	32,379
168,907	Galton Funding Mortgage Trust, Series 2018-2, Class A41, 4.500%, 10/25/58(a)(c)	172,818
309,576	Galton Funding Mortgage Trust, Series 2019-1, Class A41, 4.500%, 2/25/59(a)(c)	316,354
64,918	MASTR Seasoned Securitization Trust, Series 2005-2, Class 1A1, 5.130%, 10/25/32	64,480
	Total Collateralized Mortgage Obligations (Cost $607,287)	611,310

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.0%
138,630	COMM 2015-CCRE22 Mortgage Trust, Series 2015-CR22, Class A2, 2.856%, 3/10/48	138,636
399,642	DBUBS 2011-LC2 Mortgage Trust, Series 2011-LC2A, Class A4, 4.537%, 7/10/44(a)	410,476
149,922	Ginnie Mae, Series 2011-27, Class C, 3.557%, 11/16/40(c)	150,296
3,517	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A3, 3.998%, 3/15/44(a)	3,530
	Total Commercial Mortgage-Backed Securities (Cost $713,893)	702,938

CORPORATE BONDS — 74.9%
	Aerospace & Defense — 0.9%
149,000	L3Harris Technologies, Inc., 4.950%, 2/15/21(a)	153,092

	Automobiles — 2.4%
230,000	Advance Auto Parts, Inc., 4.500%, 1/15/22	239,953
189,000	Hyundai Capital America, 3.243%, (LIBOR USD 3-Month plus 0.94%), 7/8/21(a)(b)	189,211
		429,164
	Banks — 9.3%
228,000	Associated Banc-Corp., 2.750%, 11/15/19	228,017
154,000	Citigroup, Inc., 3.484%, (LIBOR USD 3-Month plus 1.38%), 3/30/21(b)	156,298
380,000	Citizens Bank NA / Providence RI, BKNT, 2.200%, 5/26/20	380,020
250,000	DBS Group Holdings, Ltd., 2.592%, (LIBOR USD 3-Month plus 0.49%), 6/8/20(a)(b)	250,197
250,000	DNB Bank ASA, 2.455%, (LIBOR USD 3-Month plus 0.37%), 10/2/20(a)(b)	250,385
150,000	Macquarie Bank, Ltd., 6.625%, 4/7/21(a)	158,988
205,000	Morgan Stanley, GMTN, 2.731%, (LIBOR USD 3-Month plus 0.55%), 2/10/21(b)	205,180
		1,629,085
	Beverages — 0.9%
150,000	Constellation Brands, Inc., 2.858%, (LIBOR USD 3-Month plus 0.70%), 11/15/21(b)	150,000

	Chemicals — 1.7%
150,000	DowDuPont, Inc., 2.868%, (LIBOR USD 3-Month plus 0.71%), 11/15/20(b)	150,715
156,000	INVISTA Finance, LLC, 4.250%, 10/15/19(a)	156,077
		306,792
	Communications Equipment — 1.5%
105,000	CommScope, Inc., 5.000%, 6/15/21(a)	105,031
156,000	Verizon Communications, Inc., 2.700%, (LIBOR USD 3-Month plus 0.55%), 5/22/20(b)	156,420
		261,451

See accompanying Notes to the Financial Statements.

Principal
Amount		Fair Value
CORPORATE BONDS — (continued)
	Construction Materials — 2.3%
$157,000	Martin Marietta Materials, Inc., 2.656%, (LIBOR USD 3-Month plus 0.50%), 12/20/19(b)	$157,027
240,000	Vulcan Materials Co., 2.782%, (LIBOR USD 3-Month plus 0.65%), 3/1/21(b)	240,198
		397,225
	Diversified Financial Services — 4.3%
150,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.625%, 10/30/20	153,552
150,000	Ally Financial, Inc., 3.750%, 11/18/19	150,135
325,000	Park Aerospace Holdings, Ltd., 3.625%, 3/15/21(a)	327,405
130,000	TD Ameritrade Holding Corp., 2.683%, (LIBOR USD 3-Month plus 0.43%), 11/1/21(b)	130,429
		761,521
	Diversified Telecommunication Services — 2.2%
110,000	AT&T, Inc., 2.800%, 2/17/21	110,916
125,000	Sprint Spectrum Co., LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 3.360%, 9/20/21(a)	125,469
154,000	Telefonica Emisiones SA, 5.134%, 4/27/20	156,464
		392,849
	Electric Utilities — 6.4%
150,000	American Electric Power Co., Inc., 2.150%, 11/13/20	150,087
228,000	Dominion Energy, Inc., 2.579%, 7/1/20	228,510
25,000	Duke Energy Florida, LLC, 2.100%, 12/15/19	24,994
157,000	Exelon Generation Co., LLC, 2.950%, 1/15/20	157,214
162,000	Mississippi Power Co., 2.750%, (LIBOR USD 3-Month plus 0.65%), 3/27/20(b)	162,062
250,000	Pennsylvania Electric Co., 5.200%, 4/1/20	253,657
150,000	San Diego Gas & Electric Co., 3.000%, 8/15/21.	151,850
		1,128,374
	Electrical Equipment — 2.6%
154,000	iStar, Inc., 6.500%, 7/1/21	156,618
150,000	Keysight Technologies, Inc., 3.300%, 10/30/19	150,028
150,000	Textron, Inc., 2.731%, (LIBOR USD 3-Month plus 0.55%), 11/10/20(b)	149,932
		456,578
	Energy — 2.8%
275,000	Spectra Energy Partners L.P., 2.827%, (LIBOR USD 3-Month plus 0.70%), 6/5/20(b)	275,513
219,000	Williams Partners L.P., 5.250%, 3/15/20	221,851
		497,364
	Energy Equipment & Services — 6.8%
438,462	Cenovus Energy, Inc., 5.700%, 10/15/19	438,939
156,000	Enbridge, Inc., 2.819%, (LIBOR USD 3-Month plus 0.70%), 6/15/20(b)	156,276
156,000	Kinder Morgan, Inc./DE, 3.050%, 12/1/19	156,087
209,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp., 3.200%, 7/15/20(a)	210,238
67,000	Range Resources Corp., 5.750%, 6/1/21	66,498
162,000	Sunoco Logistics Partners Operations L.P., 4.400%, 4/1/21	166,407
		1,194,445
	Equity Real Estate Investment Trusts (REITS) — 5.9%
156,000	American Tower Corp., 2.800%, 6/1/20	156,594
271,000	AvalonBay Communities, Inc., MTN, 2.733%, (LIBOR USD 3-Month plus 0.43%), 1/15/21(b)	270,850
189,000	Scentre Group Trust 1 / Scentre Group Trust 2, 2.375%, 11/5/19(a)	188,945
228,000	SL Green Operating Partnership L.P., 3.148%, (LIBOR USD 3-Month plus 0.98%), 8/16/21(b)	228,038
184,000	Starwood Property Trust, Inc., 3.625%, 2/1/21	184,690
		1,029,117
	Food & Staples Retailing — 3.3%
125,000	Cargill, Inc., 3.250%, 11/15/21(a)	127,758
130,000	Conagra Brands, Inc., 3.028%, (LIBOR USD 3-Month plus 0.75%), 10/22/20(b)	130,027
156,000	CVS Health Corp., 2.822%, (LIBOR USD 3-Month plus 0.72%), 3/9/21(b)	156,752
170,000	Dollar Tree, Inc., 3.003%, (LIBOR USD 3-Month plus 0.70%), 4/17/20(b)	170,031
		584,568
	Food Products — 3.5%
436,000	Smithfield Foods, Inc., 2.700%, 1/31/20(a)	435,742
175,000	Tyson Foods, Inc., 2.250%, 8/23/21	175,206
		610,948
	Health Care Providers & Services — 1.9%
198,000	Becton Dickinson and Co., 2.979%, (LIBOR USD 3-Month plus 0.88%), 12/29/20(b)	198,066
134,000	Centene Corp., 5.625%, 2/15/21	135,904
		333,970
	Hotels, Restaurants & Leisure — 0.9%
153,000	Carnival Corp., 3.950%, 10/15/20	155,726

	Household Durables — 0.4%
71,000	DR Horton, Inc., 4.000%, 2/15/20	71,418

	Insurance — 3.5%
19,000	Assurant, Inc., 3.363%, (LIBOR USD 3-Month plus 1.25%), 3/26/21(b)	19,002
71,000	AXIS Specialty Finance, LLC, 5.875%, 6/1/20	72,656
150,000	Jackson National Life Global Funding, 2.603%, (LIBOR USD 3-Month plus 0.30%), 10/15/20(a)(b)	150,171
153,000	Marsh & McLennan Cos., Inc., 3.500%, 12/29/20	155,442
150,000	Protective Life Global Funding, 2.624%, (LIBOR USD 3-Month plus 0.52%), 6/28/21(a)(b)	150,643
58,000	Reliance Standard Life Global Funding II, 3.050%, 1/20/21(a)	58,582
		606,496
	Materials — 1.8%
306,000	FMC Corp., 5.200%, 12/15/19	307,526

	Media — 1.6%
209,000	Interpublic Group of Cos., Inc. (The), 3.500%, 10/1/20	211,455

Continued

Principal
Amount		Fair Value
CORPORATE BONDS — (continued)
	Media — (continued)
$75,000	Viacom, Inc., 2.750%, 12/15/19	$75,005
		286,460
	Multi-Utilities — 0.9%
158,000	Public Service Enterprise Group, Inc., 1.600%, 11/15/19	157,862

	Oil, Gas & Consumable Fuels — 2.0%
189,000	Andeavor Logistics L.P. / Tesoro Logistics Finance Corp., 5.500%, 10/15/19	189,199
155,000	Occidental Petroleum Corp., 2.600%, 8/13/21	156,010
		345,209
	Pharmaceuticals — 1.1%
189,000	EMD Finance, LLC, 2.400%, 3/19/20(a)	188,977

	Road & Rail — 0.7%
125,000	Ryder System, Inc., 2.800%, 3/1/22	126,585

	Software — 0.9%
156,000	VMware, Inc., 2.300%, 8/21/20.	156,081

	Specialty Retail — 1.3%
229,000	Expedia Group, Inc., 5.950%, 8/15/20	236,202

	Utilities — 1.1%
200,000	Korea Hydro & Nuclear Power Co., Ltd., 2.375%, 10/28/19(a)	200,016
	Total Corporate Bonds (Cost $13,122,293)	13,155,101

Shares
MONEY MARKET FUND — 1.8%
310,929	Federated Treasury Obligations Fund, Institutional Shares, 1.84%(d)	310,929
	Total Money Market Fund (Cost $310,929)	310,929
Total Investments — 99.3% (Cost $17,400,241)		17,444,236
Net Other Assets (Liabilities) — 0.7%		117,539
NET ASSETS — 100.0%.		$17,561,775

(a)         Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(b)         The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2019. The maturity date reflected is the final maturity date.

(c)          The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2019. The maturity date reflected is the final maturity date.

(d)         Represents the current yield as of report date.

BKNT — Bank Note

GMTN — Global Medium Term Note

MTN — Medium Term Note

STEP — Step Coupon Bond

Continued

Sterling Capital Short Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2019

Principal
Amount		Fair Value
ASSET BACKED SECURITIES — 21.9%
$60,894	AmeriCredit Automobile Receivables Trust, Series 2015-3, Class C, 2.730%, 3/8/21	$60,911
1,060,000	AmeriCredit Automobile Receivables Trust, Series 2017-4, Class B, 2.360%, 12/19/22	1,062,613
1,500,000	AmeriCredit Automobile Receivables Trust, Series 2017-4, Class C, 2.600%, 9/18/23	1,512,537
1,290,000	Americredit Automobile Receivables Trust, Series 2018-3, Class C, 3.740%, 10/18/24	1,347,919
815,000	Americredit Automobile Receivables Trust, Series 2019-1, Class B, 3.130%, 2/18/25	830,039
64,234	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-R6, Class M1, 4.120%, (LIBOR USD 1-Month plus 2.10%), 7/25/34(a)	64,412
2,075,000	ARI Fleet Lease Trust, Series 2019-A, Class A2A, 2.410%, 11/15/27(b)	2,088,140
1,800,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2019-1A, Class A, 3.450%, 3/20/23(b)	1,848,855
1,000,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2017-2A, Class A, 2.970%, 3/20/24(b)	1,021,673
750,000	Capital Auto Receivables Asset Trust, Series 2016-3, Class B, 1.890%, 5/20/21(c)	749,066
795,000	Capital Auto Receivables Asset Trust, Series 2017-1, Class B, 2.430%, 5/20/22(b)(c)	797,721
890,000	Capital Auto Receivables Asset Trust, Series 2017-1, Class C, 2.700%, 9/20/22(b).	898,306
1,750,000	Capital One Multi-Asset Execution Trust, Series 2019-A1, Class A1, 2.840%, 12/15/24	1,789,645
1,250,000	Capital One Prime Auto Receivables Trust, Series 2019-2, Class A4, 1.960%, 2/18/25	1,250,752
205,969	Carmax Auto Owner Trust, Series 2016-3, Class A3, 1.390%, 5/17/21	205,652
300,000	CarMax Auto Owner Trust, Series 2017-3, Class B, 2.440%, 2/15/23	301,763
861,000	CarMax Auto Owner Trust, Series 2018-3, Class A4, 3.270%, 3/15/24	891,535
231,263	Chesapeake Funding II, LLC, Series 2017-2A, Class A1, 1.990%, 5/15/29(b)	230,934
731,669	Chesapeake Funding II, LLC, Series 2018-1A, Class A1, 3.040%, 4/15/30(b)	739,614
362,345	Chesapeake Funding II, LLC, Series 2018-2A, Class A1, 3.230%, 8/15/30(b)	367,177
1,148,314	Chesapeake Funding II, LLC, Series 2018-3A, Class A1, 3.390%, 1/15/31(b)	1,168,574
918,651	Chesapeake Funding II, LLC, Series 2019-1A, Class A1, 2.940%, 4/15/31(b)	930,244
56,323	Citicorp Residential Mortgage Trust, STEP, Series 2007-2, Class A6, 5.010%, 6/25/37	57,025
1,104,110	Citigroup Mortgage Loan Trust, Inc., Series 2005-HE1, Class M3, 2.990%, (LIBOR USD 1-Month plus 0.98%), 5/25/35(a)(c)	1,116,386
151,149	Countrywide Asset-Backed Certificates, Series 2004-12, Class MV4, 3.440%, (LIBOR USD 1-Month plus 1.43%), 3/25/35(a)	151,641
150,861	Credit-Based Asset Servicing & Securitization, LLC, Series 2006-SC1, Class M2, 2.420%, (LIBOR USD 1-Month plus 0.40%), 5/25/36(a)(b)	150,518
2,966,000	Enterprise Fleet Financing, LLC, Series 2019-1, Class A3, 3.070%, 10/22/24(b)	3,049,355
518,000	Ford Credit Auto Owner Trust, Series 2017-B, Class B, 2.150%, 10/15/22	517,065
975,000	Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.120%, 7/15/26(b)(c)	974,608
1,750,000	Ford Credit Auto Owner Trust, Series 2017-1, Class A, 2.620%, 8/15/28(b)	1,771,785
1,146,000	Ford Credit Auto Owner Trust, Series 2017-2, Class A, 2.360%, 3/15/29(b)	1,151,099
1,850,000	GM Financial Consumer Automobile Receivables Trust, Series 2019-1, Class A3, 2.970%, 11/16/23	1,876,389
1,800,000	Hertz Fleet Lease Funding L.P., Series 2019-1, Class A2, 2.700%, 1/10/33(b)	1,812,385
1,600,000	Hertz Vehicle Financing II L.P., Series 2015-1A, Class A, 2.730%, 3/25/21(b)	1,602,246
17,618	JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Class M1, 2.450%, (LIBOR USD 1-Month plus 0.43%), 12/25/35(a)	17,620
344,709	Santander Drive Auto Receivables Trust, Series 2016-2, Class C, 2.660%, 11/15/21	345,005
341,552	Santander Drive Auto Receivables Trust, Series 2016-1, Class C, 3.090%, 4/15/22	341,881
900,000	Santander Drive Auto Receivables Trust, Series 2019-1, Class B, 3.210%, 9/15/23	910,413
270,629	Sofi Professional Loan Program, LLC, Series 2016-B, Class A1, 3.220%, (LIBOR USD 1-Month plus 1.20%), 6/25/33(a)(b)	273,287
96,175	Sofi Professional Loan Program, LLC, Series 2016-E, Class A1, 2.870%, (LIBOR USD 1-Month plus 0.85%), 7/25/39(a)(b)	96,480
80,192	Wheels SPV 2, LLC, Series 2016-1A, Class A3, 1.870%, 5/20/25(b)	80,117
324,171	Wheels SPV 2, LLC, Series 2017-1A, Class A2, 1.880%, 4/20/26(b)	323,907
305,000	Wheels SPV 2, LLC, Series 2017-1A, Class A4, 2.400%, 4/20/26(b)	305,974
1,250,000	Wheels SPV 2, LLC, Series 2019-1A, Class A3, 2.350%, 5/22/28(b)	1,257,230
312,895	World Omni Auto Receivables Trust, Series 2016-B, Class A3, 1.300%, 2/15/22	311,948
	Total Asset Backed Securities (Cost $38,292,456)	38,652,446

COLLATERALIZED MORTGAGE OBLIGATIONS — 2.3%
346,232	Banc of America Funding 2004-C Trust, Series 2004-C, Class 4A3, 2.940%, (LIBOR USD 1-Month plus 0.90%), 12/20/34(a)	348,378
70,935	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	72,648
31,982	Fannie Mae, Series 2005-67, Class HG, 5.500%, 1/25/35	32,365
685,135	Fannie Mae, Series 2014-76, Class BC, 3.000%, 5/25/37(c).	688,170
134,215	Fannie Mae, Series 2013-72, Class NA, 2.500%, 8/25/42	136,018
336,449	Freddie Mac, Series -4030, Class PD, 3.000%, 6/15/40	340,592
167,507	Galton Funding Mortgage Trust, Series 2018-1, Class A43, 3.500%, 11/25/57(b)(d)	169,587
1,084,901	Galton Funding Mortgage Trust, Series 2018-2, Class A41, 4.500%, 10/25/58(b)(d)	1,110,025
1,163,354	Galton Funding Mortgage Trust, Series 2019-1, Class A41, 4.500%, 2/25/59(b)(d)	1,188,826

See accompanying Notes to the Financial Statements.

Principal
Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
$13,665	Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.000%, 12/28/37	$13,678
	Total Collateralized Mortgage Obligations (Cost $4,072,079)	4,100,287

COMMERCIAL MORTGAGE-BACKED SECURITIES — 5.9%
1,743,610	COMM 2012-CCRE1 Mortgage Trust, Series 2012-CR1, Class A3, 3.390%, 5/15/45	1,788,997
458,739	COMM 2014-CCRE15 Mortgage Trust, Series 2014-CR15, Class A2, 2.930%, 2/10/47	458,652
104,906	DBUBS 2011-LC2 Mortgage Trust, Series 2011-LC2A, Class A4, 4.540%, 7/10/44(b)	107,750
750,000	DBUBS Mortgage Trust, Series 2011-LC1A, Class B, 5.470%, 11/10/46(b)(c)(d)	775,083
600,000	GS Mortgage Securities Trust, Series 2010-C1, Class A2, 4.590%, 8/10/43(b)	606,674
300,000	GS Mortgage Securities Trust, Series 2010-C1, Class B, 5.150%, 8/10/43(b)	304,271
950,000	GS Mortgage Securities Trust, Series 2010-C2, Class A2, 5.160%, 12/10/43(b)(d)	977,130
690,125	GS Mortgage Securities Trust, Series 2014-GC24, Class AAB, 3.650%, 9/10/47	714,696
5,205	JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class A2, 3.050%, 4/15/47	5,263
435,552	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A4, 4.720%, 2/15/46(b)	446,410
1,500,000	Morgan Stanley Capital I Trust, Series 2016-BNK2, Class A2, 2.450%, 11/15/49	1,507,418
967,196	WFRBS Commercial Mortgage Trust, Series 2011-C2, Class A4, 4.870%, 2/15/44(b)(d)	990,906
35,167	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A3, 4.000%, 3/15/44(b)	35,301
1,200,000	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A4, 4.380%, 3/15/44(b)	1,231,171
500,000	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.670%, 11/15/44	511,838
	Total Commercial Mortgage-Backed Securities (Cost $10,523,600)	10,461,560

CORPORATE BONDS — 56.5%
	Automobiles — 1.0%
180,000	General Motors Financial Co., Inc., 4.200%, 11/6/21	185,698
300,000	General Motors Financial Co., Inc., 3.410%, (LIBOR USD 3-Month plus 1.31%), 6/30/22(a).	300,162
1,200,000	Toyota Industries Corp., 3.110%, 3/12/22(b)	1,222,078
		1,707,938
	Banks — 9.4%
2,625,000	Bank of America Corp., 3.000%, (LIBOR USD 3-Month plus 0.79%), 12/20/23(e)	2,680,827
1,000,000	BPCE SA, MTN, 2.750%, 12/2/21	1,010,554
1,300,000	Capital One NA, BKNT, 2.650%, 8/8/22(c)	1,314,773
800,000	Citigroup, Inc., 3.570%, (LIBOR USD 3-Month plus 1.43%), 9/1/23(a)	813,722
1,075,000	Citizens Bank NA / Providence RI, BKNT, 2.940%, (LIBOR USD 3-Month plus 0.81%), 5/26/22(a)(c)	1,076,956
625,000	DBS Group Holdings, Ltd., 2.850%, 4/16/22(b)	633,068
380,000	Fifth Third Bancorp, 3.500%, 3/15/22	391,868
750,000	Huntington National Bank (The), BKNT, 3.125%, 4/1/22	768,002
900,000	JPMorgan Chase & Co., 2.550%, 3/1/21(c)	905,052
720,000	JPMorgan Chase & Co., Series I, 5.740%, (LIBOR USD 3-Month plus 3.47%),(d)(f)	723,375
1,050,000	KeyBank NA/Cleveland OH, BKNT, 3.350%, 6/15/21	1,071,126
1,000,000	Macquarie Bank, Ltd., 6.630%, 4/7/21(b)	1,059,917
1,400,000	Mitsubishi UFJ Financial Group, Inc., 2.670%, 7/25/22	1,414,460
825,000	Regions Bank/Birmingham AL, BKNT, 2.480%, (LIBOR USD 3-Month plus 0.38%), 4/1/21(a)	823,852
1,150,000	Sumitomo Mitsui Financial Group, Inc., 2.780%, 10/18/22.	1,166,819
750,000	Zions Bancorp NA, 3.500%, 8/27/21	766,379
		16,620,750
	Beverages — 0.7%
1,200,000	Constellation Brands, Inc., 2.650%, 11/7/22	1,213,385

	Capital Goods — 0.6%
1,000,000	Caterpillar Financial Services Corp., MTN, 2.950%, 2/26/22	1,023,494

	Capital Markets — 0.7%
1,200,000	Morgan Stanley, GMTN, 2.500%, 4/21/21	1,208,046

	Chemicals — 1.1%
623,000	DuPont de Nemours, Inc., 3.770%, 11/15/20(c)	634,468
1,000,000	FMC Corp., 3.950%, 2/1/22	1,030,016
365,000	Sherwin-Williams Co. (The), 2.750%, 6/1/22	369,928
		2,034,412
	Commercial Services & Supplies — 0.6%
1,000,000	WPP Finance 2010, 4.750%, 11/21/21	1,047,057

	Communications Equipment — 0.3%
501,000	CommScope, Inc., 5.000%, 6/15/21(b)	501,150

	Construction Materials — 0.6%
1,055,000	Vulcan Materials Co., 2.780%, (LIBOR USD 3-Month plus 0.65%), 3/1/21(a).	1,055,872

	Diversified Financial Services — 5.4%
474,000	AerCap Ireland Capital, DAC/AerCap Global Aviation Trust, 4.250%, 7/1/20	480,512
450,000	AerCap Ireland Capital, DAC/AerCap Global Aviation Trust, 4.450%, 12/16/21	467,902
600,000	Ally Financial, Inc., 4.125%, 3/30/20	603,750
875,000	Avolon Holdings Funding, Ltd., 3.630%, 5/1/22(b).	886,813
400,000	Bank of New York Mellon Corp., MTN (The), 2.500%, 4/15/21	403,064
850,000	Blackstone Holdings Finance Co., LLC, 5.880%, 3/15/21(b)	893,763
590,000	Carlyle Holdings Finance, LLC, 3.880%, 2/1/23(b)	611,255
400,000	Export-Import Bank of Korea, 2.500%, 11/1/20	400,975

Continued

Principal
Amount		Fair Value
CORPORATE BONDS — (continued)
	Diversified Financial Services — (continued)
$750,000	Goldman Sachs Group, Inc. (The), 3.000%, 4/26/22	$758,153
1,200,000	Goldman Sachs Group, Inc. (The), 2.910%, (LIBOR USD 3-Month plus 1.05%), 6/5/23(e)	1,215,518
466,000	Nationwide Financial Services, Inc., 5.380%, 3/25/21(b)	482,867
1,000,000	PayPal Holdings, Inc., 2.200%, 9/26/22	1,003,441
1,275,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp., 2.700%, 3/14/23(b)	1,285,053
		9,493,066
	Diversified Telecommunication Services —1.4%
2,000,000	AT&T, Inc., 3.600%, 2/17/23	2,085,712
380,000	Sprint Spectrum Co., LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 3.360%, 9/20/21(b)	381,425
		2,467,137
	Electric Utilities — 3.7%
1,000,000	American Electric Power Co., Inc., Series I, 3.650%, 12/1/21(c).	1,029,982
1,000,000	Baltimore Gas & Electric Co., 2.800%, 8/15/22(c)	1,016,914
985,000	CenterPoint Energy, Inc., 3.600%, 11/1/21	1,011,177
1,240,000	Dominion Energy, Inc., 2.720%, 8/15/21	1,247,581
1,200,000	Duke Energy Corp., 3.050%, 8/15/22	1,228,474
1,000,000	Korea East-West Power Co., Ltd., 2.500%, 6/2/20(b)	1,001,088
		6,535,216
	Electrical Equipment — 0.3%
525,000	Textron, Inc., 3.650%, 3/1/21	535,037

	Energy Equipment & Services — 5.2%
957,308	Cenovus Energy, Inc., 5.700%, 10/15/19	958,350
1,300,000	Energy Transfer Operating L.P., 4.250%, 3/15/23	1,358,192
1,100,000	Midwest Connector Capital Co., LLC, 3.630%, 4/1/22(b).	1,128,392
854,000	Murphy Oil Corp., 4.000%, 6/1/22	857,203
116,000	Nabors Industries, Inc., 5.000%, 9/15/20	113,390
777,000	NuStar Logistics L.P., 4.800%, 9/1/20	789,626
626,000	Range Resources Corp., 5.750%, 6/1/21	621,305
935,000	Sabine Pass Liquefaction, LLC, 5.630%, 2/1/21	965,776
1,050,000	Saudi Arabian Oil Co., 2.750%, 4/16/22(b)	1,058,876
1,260,000	Williams Cos., Inc. (The), 3.600%, 3/15/22	1,294,247
		9,145,357
	Equity Real Estate Investment Trusts (REITS) — 6.8%
780,000	Alexandria Real Estate Equities, Inc., 4.000%, 1/15/24	832,574
400,000	AvalonBay Communities, Inc., MTN, 2.730%, (LIBOR USD 3-Month plus 0.43%), 1/15/21(a)	399,779
955,000	Brixmor Operating Partnership L.P., 3.880%, 8/15/22	992,541
750,000	Crown Castle International Corp., 3.400%, 2/15/21(c)	760,284
575,000	Federal Realty Investment Trust, 2.550%, 1/15/21	577,262
138,000	Iron Mountain, Inc., 4.380%, 6/1/21(b)	139,409
776,000	iStar, Inc., 6.500%, 7/1/21	789,192
875,000	Jones Lang LaSalle, Inc., 4.400%, 11/15/22	910,525
1,000,000	National Retail Properties, Inc., 3.800%, 10/15/22	1,038,215
1,075,000	Ontario Teachers’ Cadillac Fairview Properties Trust, 3.125%, 3/20/22(b)	1,099,824
1,010,000	Realty Income Corp., 5.750%, 1/15/21	1,047,443
800,000	Scentre Group Trust 1 / Scentre Group Trust 2, 2.375%, 4/28/21(b)	798,734
915,000	Starwood Property Trust, Inc., 3.630%, 2/1/21	918,431
630,000	VEREIT Operating Partnership L.P., 4.125%, 6/1/21	646,528
1,000,000	WEA Finance, LLC, 3.150%, 4/5/22(b)	1,020,252
		11,970,993
	Food & Staples Retailing — 2.3%
1,235,000	Conagra Brands, Inc., 3.800%, 10/22/21	1,274,589
1,100,000	CVS Health Corp., 2.130%, 6/1/21	1,098,892
1,607,000	Seven & i Holdings Co., Ltd., 3.350%, 9/17/21(b)	1,640,290
		4,013,771
	Health Care Providers & Services — 2.3%
1,000,000	Becton Dickinson and Co., 2.890%, 6/6/22	1,015,208
760,000	Centene Corp., 5.630%, 2/15/21	770,800
1,100,000	Cigna Corp., 3.750%, 7/15/23	1,151,894
1,085,000	Shire Acquisitions Investments Ireland DAC, 2.880%, 9/23/23	1,106,103
		4,044,005
	Hotels, Restaurants & Leisure — 0.1%
66,000	Prime Security Services Borrower, LLC / Prime Finance, Inc., 9.250%, 5/15/23(b)	69,386
100,000	Royal Caribbean Cruises, Ltd., 2.650%, 11/28/20	100,403
		169,789
	Insurance — 4.3%
775,000	Alleghany Corp., 5.630%, 9/15/20	799,706
142,000	Assurant, Inc., 3.360%, (LIBOR USD 3-Month plus 1.25%), 3/26/21(a)	142,013
750,000	Athene Global Funding, 3.000%, 7/1/22(b)	763,197
350,000	Guardian Life Global Funding, 2.000%, 4/26/21(b)	349,810
1,175,000	Jackson National Life Global Funding, 3.300%, 2/1/22(b)	1,204,727
750,000	MassMutual Global Funding II, 2.500%, 4/13/22(b)	759,050
1,000,000	Metropolitan Life Global Funding I, 3.380%, 1/11/22(b)	1,028,757
425,000	New York Life Global Funding, 2.000%, 4/13/21(b)	425,138
775,000	Reinsurance Group of America, Inc., 5.000%, 6/1/21	809,905
1,275,000	Reliance Standard Life Global Funding II, 2.630%, 7/22/22(b)	1,285,651
		7,567,954
	Materials — 0.2%
325,000	Masco Corp., 7.130%, 3/15/20	331,437

Continued

Principal
Amount		Fair Value
CORPORATE BONDS — (continued)
	Media — 2.7%
$1,104,000	Charter Communications Operating, LLC / Charter Communications Operating Capital, 4.460%, 7/23/22(c)	$1,162,314
750,000	Fox Corp., 3.670%, 1/25/22(b)	774,376
1,065,000	Interpublic Group of Cos., Inc. (The), 3.750%, 10/1/21	1,091,798
1,225,000	NBCUniversal Media, LLC, 2.880%, 1/15/23	1,257,975
96,000	Univision Communications, Inc., 6.750%, 9/15/22(b)	97,320
384,000	Walt Disney Co. (The), 1.650%, 9/1/22	383,137
		4,766,920
	Multiline Retail — 0.3%
550,000	Family Dollar Stores, Inc., 5.000%, 2/1/21	567,136

	Oil, Gas & Consumable Fuels — 0.8%
515,000	Marathon Petroleum Corp., 5.380%, 10/1/22	521,447
825,000	Newfield Exploration Co., 5.750%, 1/30/22	880,690
		1,402,137
	Paper & Forest Products — 0.7%
1,200,000	Georgia-Pacific, LLC, 5.400%, 11/1/20(b)	1,241,301

	Road & Rail — 0.8%
750,000	Ryder System, Inc., MTN, 3.500%, 6/1/21	766,246
202,000	Ryder System, Inc., MTN, 2.880%, 6/1/22	205,226
425,000	Ryder System, Inc., MTN, 2.500%, 9/1/22	428,001
		1,399,473
	Semiconductors & Semiconductor Equipment — 0.5%
825,000	Microchip Technology, Inc., 3.920%, 6/1/21	842,635

	Software — 0.7%
1,200,000	VMware, Inc., 2.950%, 8/21/22	1,216,808

	Specialty Retail — 0.4%
802,000	Ashtead Capital, Inc., 5.630%, 10/1/24(b)	826,060

	Technology Hardware, Storage & Peripherals — 1.9%
600,000	EMC Corp., 3.380%, 6/1/23	600,060
1,670,000	L3Harris Technologies, Inc., 4.950%, 2/15/21(b)	1,715,859
975,000	United Technologies Corp., 3.350%, 8/16/21	1,000,180
		3,316,099
	Tobacco — 0.7%
1,200,000	BAT Capital Corp., 2.760%, 8/15/22	1,210,596
	Total Corporate Bonds (Cost $98,008,585)	99,475,031

MUNICIPAL BONDS — 2.8%
	California — 0.3%
575,000	University of California Revenue, Refunding, Taxable, Series AS, 1.490%, 5/15/20	573,856

	New Jersey — 0.2%
325,000	New Jersey Economic Development Authority, School Facilities Construction Refunding Revenue, Taxable, Series C, 4.520%, 6/15/21	335,072

	North Carolina — 0.3%
500,000	North Carolina Eastern Municipal Power Agency, Refunding Revenue (AGM), 3.560%, 7/1/22	521,625

	Texas — 1.4%
1,250,000	City of Houston, TX, Combined Utility System Revenue, Taxable Revenue, First Lien-Series C, Advance Refunding Revenue Bonds, 1.750%, 11/15/23	1,243,413
1,250,000	City of Houston, TX, Combined Utility System Revenue, Taxable Revenue, Series B, Advance Refunding G.O., 1.820%, 3/1/23	1,244,713
		2,488,126
	Virginia — 0.6%
1,000,000	Hampton Roads Sanitation District, Taxable Revenue, Sub-Series A, Advance Refunding Revenue Bonds, 1.760%, 2/1/23(g)	994,260
	Total Municipal Bonds (Cost $4,915,302)	4,912,939

U.S.TREASURY NOTES — 9.5%
3,611,300	1.875%, 8/31/22	3,641,629
12,925,000	2.130%, 12/31/22	13,145,634
	Total U.S. Treasury Notes (Cost $16,689,235)	16,787,263

Shares
MONEY MARKET FUND — 1.1%
1,847,535	Federated Treasury Obligations Fund, Institutional Shares, 1.84%(h)	1,847,535
	Total Money Market Fund (Cost $1,847,535)	1,847,535
Total Investments — 100.0% (Cost $174,348,792)		176,237,061
Net Other Assets (Liabilities) — 0.0%		1,394
NET ASSETS — 100.0%		$176,238,455

(a)         The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2019. The maturity date reflected is the final maturity date.

(b)         Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(c)          Represents that all or a portion of the security was pledged as collateral for securities purchased on a when-issued basis.

(d)         The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2019. The maturity date reflected is the final maturity date.

(e)          Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Rate shown is the fixed rate.

(f)           Security is perpetual in nature and has no stated maturity date.

(g)          Represents securities purchased on a when-issued basis. At September 30, 2019, total cost of investments purchased on a when-issued basis was $1,000,000.

(h)         Represents the current yield as of report date.

Continued

BKNT — Bank Note

AGM — Assured Guaranty Municipal Corp.

GMTN — Global Medium Term Note

MTN — Medium Term Note

STEP — Step Coupon Bond

Continued

Sterling Capital Intermediate U.S. Government Fund

Schedule of Portfolio Investments

September 30, 2019

Principal
Amount		Fair Value
ASSET BACKED SECURITIES — 1.3%
	Asset Backed Securities — 1.3%
$182,618	United States Small Business Administration, Series 2015-20G, Class 1, 2.880%, 7/1/35	$188,731
	Total Asset Backed Securities (Cost $182,618)	188,731

COLLATERALIZED MORTGAGE OBLIGATIONS — 13.7%
164,205	Fannie Mae, Series 2010-129, 3.500%, 3/25/25	165,995
88,240	Fannie Mae, Series 2003-44, Class Q, 3.500%, 6/25/33	91,492
364,219	Fannie Mae, Series 2016-49, Class DA, 3.500%, 10/25/42	383,233
483,927	Fannie Mae, Series 2016-49, Class PA, 3.000%, 9/25/45	498,872
236,752	Freddie Mac, Series 4281, Class GA, 3.000%, 2/15/39	240,018
146,931	Freddie Mac, Series 4648, Class E, 3.500%, 8/15/43	150,639
370,983	Freddie Mac, Series 4656, Class PA, 3.500%, 10/15/45	391,714
117,265	Ginnie Mae, Series 2011-71, Class QE, 3.500%, 9/16/40	119,426
	Total Collateralized Mortgage Obligations (Cost $1,969,828)	2,041,389

COMMERCIAL MORTGAGE-BACKED SECURITIES — 13.3%
145,000	Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class A3, 2.935%, 4/10/48	150,249
102,677	COMM Mortgage Trust, Series 2012-CR3, Class A3, 2.822%, 10/15/45	104,103
60,000	COMM Mortgage Trust, Series 2014-CR20, Class A4, 3.590%, 11/10/47	63,805
300,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K033, Class A2, 3.060%, 7/25/23(a)	310,920
140,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K049, Class A2, 3.010%, 7/25/25	147,213
210,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K060, Class A2, 3.300%, 10/25/26	226,821
210,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K061, Class A2, 3.347%, 11/25/26(a)	227,380
160,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K069, Class A2, 3.187%, 9/25/27(a)	172,018
57,355	FRESB Mortgage Trust, Series 2016-SB23, Class A5H, 1.980%, (LIBOR USD 1-Month plus 1.98%), 9/25/36(b)	57,226
150,000	Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2, 4.393%, 11/15/43(c)	152,015
150,244	WFRBS Commercial Mortgage Trust, Series 2011-C2, Class A4, 4.869%, 2/15/44(a)(c)	153,927
110,000	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.667%, 11/15/44	112,604
35,000	WFRBS Commercial Mortgage Trust, Series 2012-C8, Class A3, 3.001%, 8/15/45	35,707
69,975	WFRBS Commercial Mortgage Trust, Series 2014-C25, Class A2, 2.932%, 11/15/47	69,947
	Total Commercial Mortgage-Backed Securities (Cost $1,926,138)	1,983,935

MORTGAGE-BACKED SECURITIES — 23.5%
	Fannie Mae — 14.5%
437,216	3.587%, 9/1/20, Pool #FN0000	442,524
448,408	4.000%, 12/1/33, Pool #MA1689	475,020
129,405	4.000%, 12/1/36, Pool #MA2856	135,926
139,880	4.000%, 2/1/37, Pool #MA2914	146,741
73,626	4.000%, 9/1/42, Pool #MA1178	78,356
158,736	4.000%, 5/1/47, Pool #BE9598	166,360
382,716	3.500%, 12/1/47, Pool #CA0833	394,969
312,535	5.000%, 8/1/48, Pool #CA2219	335,822
		2,175,718
	Freddie Mac — 8.8%
266,097	4.000%, 12/1/35, Pool #C91860	282,282
291,122	3.500%, 6/1/36, Pool #C91875	302,051
356,262	4.000%, 3/1/39, Pool #C92039	373,091
346,109	3.500%, 1/1/47, Pool #U69037	357,092
		1,314,516
	Ginnie Mae — 0.2%
30,645	5.000%, 11/20/38, Pool #4283	31,246
	Total Mortgage-Backed Securities (Cost $3,483,055)	3,521,480

MUNICIPAL BONDS — 4.0%
	California — 0.5%
75,000	State Of California, Refunding G.O., Taxable, 6.200%, 10/1/19	75,000

	North Carolina — 1.7%
250,000	Durham County, NC, Build America Bonds, Public Improvements G.O., Taxable, Series B, Callable 10/1/20 @ 100, 4.845%, 10/1/29	256,490

	Texas — 0.4%
60,000	Bexar County, TX, Build America Bonds, Public Improvements G.O., Taxable, Series C, Callable 11/4/19 @ 100, 6.628%, 6/15/39	60,214

	Wisconsin — 1.4%
185,000	State of Wisconsin, TXB, Revenue Bonds, Pension Funding, Series A, (AGM), 5.700%, 5/1/26	210,462
	Total Municipal Bonds (Cost $609,868)	602,166

U.S. GOVERNMENT AGENCIES — 24.3%
	Fannie Mae — 17.6%
500,000	1.875%, 9/24/26	506,207
1,000,000	6.250%, 5/15/29	1,382,563
500,000	7.125%, 1/15/30	742,727
		2,631,497
	Federal Farm Credit Bank — 3.3%
500,000	2.670%, 12/20/27	500,014

See accompanying Notes to the Financial Statements.

Principal
Amount		Fair Value
U.S. GOVERNMENT AGENCIES — (continued)
	Federal Home Loan Bank — 3.4%
$500,000	3.270%, 2/7/28	$501,662
	Total U.S. Government Agencies (Cost $3,340,487)	3,633,173

U.S. TREASURY NOTES — 18.2%
600,000	1.750%, 5/15/23	603,492
284,844	0.500%, 4/15/24(d)	288,253
250,000	2.500%, 5/15/24	260,293
280,000	2.000%, 8/15/25	286,213
750,000	2.500%, 2/28/26	790,225
500,000	1.625%, 8/15/29	497,695
	Total U.S. Treasury Notes (Cost $2,704,215)	2,726,171

Shares
MONEY MARKET FUND — 1.3%
196,367	Federated Treasury Obligations Fund, Institutional Shares, 1.84%(e)	196,367
	Total Money Market Fund (Cost $196,367)	196,367

Total Investments — 99.6% (Cost $14,412,576)		14,893,412
Net Other Assets (Liabilities) — 0.4%		66,734
NET ASSETS — 100.0%		$14,960,146

(a)         The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2019. The maturity date reflected is the final maturity date.

(b)         The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2019. The maturity date reflected is the final maturity date.

(c)          Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(d)         Inflation protection security. Principal amount periodically adjusted for inflation.

(e)          Represents the current yield as of report date.

AGM — Assured Guaranty Municipal Corp.

G.O. — General Obligation

Continued

Sterling Capital Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2019

Principal
Amount		Fair Value
ASSET BACKED SECURITIES — 15.8%
$1,321,111	Aegis Asset Backed Securities Trust, Series 2005-5, Class 1A4, 2.368%, (LIBOR USD 1-Month plus 0.35%), 12/25/35(a)	$1,317,553
2,818,257	AmeriCredit Automobile Receivables Trust, Series 2016-3, Class B, 1.800%, 10/8/21	2,816,003
4,565,000	AmeriCredit Automobile Receivables Trust, Series 2016-4, Class B, 1.830%, 12/8/21	4,559,527
4,600,000	AmeriCredit Automobile Receivables Trust, Series 2017-4, Class B, 2.360%, 12/19/22	4,611,339
11,757,000	AmeriCredit Automobile Receivables Trust, Series 2017-4, Class C, 2.600%, 9/18/23	11,855,266
281,764	Argent Securities, Inc. Pass Through Certificates, Series 2005-W3, Class A2D, 2.358%, (LIBOR USD 1-Month plus 0.34%), 11/25/35(a)	282,186
11,465,000	ARI Fleet Lease Trust, Series 2019-A, Class A3, 2.530%, 11/15/27(b)	11,607,348
4,000,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2016-1A, Class A, 2.990%, 6/20/22(b)	4,043,308
7,060,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2017-1A, Class A, 3.070%, 9/20/23(b)	7,207,568
2,405,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2017-2A, Class A, 2.970%, 3/20/24(b)	2,457,122
8,000,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2019-2A, Class A, 3.350%, 9/22/25(b)	8,324,973
1,050,394	Bear Stearns Asset Backed Securities I Trust, Series 2004-BO1, Class M5, 3.418%, (LIBOR USD 1-Month plus 1.40%), 10/25/34(a)	1,053,954
647,566	Capital Auto Receivables Asset Trust, Series 2016-3, Class A4, 1.690%, 3/20/21	647,147
4,110,000	Capital Auto Receivables Asset Trust, Series 2016-3, Class B, 1.890%, 5/20/21	4,104,881
4,210,000	Capital Auto Receivables Asset Trust, Series 2016-3, Class C, 2.350%, 9/20/21	4,212,209
9,320,000	Capital Auto Receivables Asset Trust, Series 2018-1, Class B, 3.090%, 8/22/22(b)	9,423,884
3,195,000	Capital Auto Receivables Asset Trust, Series 2017-1, Class C, 2.700%, 9/20/22(b)	3,224,819
12,034,000	Capital One Multi-Asset Execution Trust, Series 2019-A3, Class A3, 2.060%, 8/15/28	11,962,316
8,020,000	Citibank Credit Card Issuance Trust, Series 2017-A6, Class A6, 2.798%, (LIBOR USD 1-Month plus 0.77%), 5/14/29(a)	7,992,127
2,495,000	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.150%, 6/15/39	3,531,467
355,429	Citicorp Residential Mortgage Trust, STEP, Series 2007-2, Class A6, 5.005%, 6/25/37	359,859
701,885	Countrywide Asset-Backed Certificates, Series 2004-12, Class MV4, 3.443%, (LIBOR USD 1-Month plus 1.43%), 3/25/35(a)	704,174
9,200,000	Discover Card Execution Note Trust, Series 2017-A4, Class A4, 2.530%, 10/15/26	9,402,444
3,645,947	Encore Credit Receivables Trust, Series 2005-4, Class M2, 2.458%, (LIBOR USD 1-Month plus 0.44%), 1/25/36(a)	3,646,559
9,010,000	Enterprise Fleet Financing, LLC, Series 2018-1, Class A3, 3.100%, 10/20/23(b)	9,155,386
12,838,000	Enterprise Fleet Financing, LLC, Series 2018-2, Class A3, 3.340%, 2/20/24(b)	13,166,094
1,822,000	Ford Credit Auto Owner Trust, Series 2017-2, Class A, 2.360%, 3/15/29(b)	1,830,107
16,790,000	Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.190%, 7/15/31(b)	17,487,072
580,440	GSAMP Trust, Series 2006-SEA1, Class M1, 2.518%, (LIBOR USD 1-Month plus 0.50%), 5/25/36(a)(b)	577,012
13,390,000	Hertz Fleet Lease Funding L.P., Series 2019-1, Class A2, 2.700%, 1/10/33(b)	13,482,133
5,000,000	Hertz Vehicle Financing II L.P., Series 2015-1A, Class A, 2.730%, 3/25/21(b)	5,007,019
7,664,000	Hertz Vehicle Financing II L.P., Series 2015-3A, Class A, 2.670%, 9/25/21(b)	7,691,394
1,706,062	Home Equity Mortgage Loan Asset-Backed Trust, Series 2005-B, Class M3, 2.753%, (LIBOR USD 1-Month plus 0.74%), 8/25/35(a)	1,708,327
1,575,861	JP Morgan Mortgage Acquisition Corp., Series 2005-OPT1, Class M2, 2.723%, (LIBOR USD 1-Month plus 0.71%), 6/25/35(a)	1,579,198
763,037	New Century Home Equity Loan Trust, Series 2003-4, Class M1, 3.143%, (LIBOR USD 1-Month plus 1.13%), 10/25/33(a)(c)	765,604
2,214,498	Park Place Securities, Inc., Series 2005-WHQ2, Class M2, 2.708%, (LIBOR USD 1-Month plus 0.69%), 5/25/35(a)	2,219,668
1,921,856	RAMP Trust, Series 2005-RZ4, Class M2, 2.518%, (LIBOR USD 1-Month plus 0.50%), 11/25/35(a)	1,920,797
5,960,000	Santander Drive Auto Receivables Trust, Series 2018-4, Class B, 3.270%, 1/17/23	5,995,927
6,529,000	Santander Drive Auto Receivables Trust, Series 2019-1, Class B, 3.210%, 9/15/23	6,604,540
3,582,922	Saxon Asset Securities Trust, Series 2004-3, Class M1, 2.918%, (LIBOR USD 1-Month plus 0.90%), 12/26/34(a)	3,567,096
412,307	Sofi Professional Loan Program, LLC, Series 2016-E, Class A1, 2.868%, (LIBOR USD 1-Month plus 0.85%), 7/25/39(a)(b)	413,613
8,405,000	Toyota Auto Loan Extended Note Trust, Series 2019-1A, Class A, 2.560%, 11/25/31(b)	8,590,921
3,580,000	Wheels SPV 2, LLC, Series 2018-1A, Class A4, 3.410%, 4/20/27(b)	3,673,341
9,250,000	Wheels SPV 2, LLC, Series 2019-1A, Class A3, 2.350%, 5/22/28(b)	9,303,500
	Total Asset Backed Securities (Cost $229,816,168)	234,086,782

COLLATERALIZED MORTGAGE OBLIGATIONS — 7.4%
177,021	Adjustable Rate Mortgage Trust, Series 2004-5, Class 4A1, 4.348%, 4/25/35(d)	179,895
1,804,278	Banc of America Funding Trust, Series 2004-C, Class 4A1, 2.704%, (LIBOR USD 1-Month plus 0.66%), 12/20/34(a)	1,819,093
263,235	Banc of America Funding Trust, Series 2005-B, Class 3A1, 2.504%, (LIBOR USD 1-Month plus 0.46%), 4/20/35(a)	263,153
499,155	Banc of America Funding Trust, Series 2006-2, Class 3A1, 6.000%, 3/25/36	508,197
84,186	Banc of America Mortgage Trust, Series 2005-3, Class 1A24, 5.500%, 4/25/35	86,608

See accompanying Notes to the Financial Statements.

Principal
Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
$10,221	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 3CB2, 6.500%, 8/25/19(c)	$10,180
404,327	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	414,094
108,130	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-3, Class A4, 5.750%, 4/25/34	111,614
285,726	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 2A1, 6.500%, 2/25/34	298,677
764,964	Fannie Mae, Series 2013-133, Class AV, 4.000%, 12/25/26	803,815
1,505,451	Fannie Mae, Series 2014-39, Class VP, 3.000%, 8/25/27	1,552,183
1,604,103	Fannie Mae, Series 2011-38, Class D, 4.500%, 5/25/41(c)	1,771,739
1,000,000	Fannie Mae, Series 2013-70, Class CY, 3.500%, 7/25/43	1,069,808
996,443	Fannie Mae, Series 2017-64, Class PD, 2.500%, 7/25/47	996,385
2,025,671	FirstKey Mortgage Trust, Series 2014-1, Class A12, 3.500%, 11/25/44(b)(d)	2,036,907
895,074	Freddie Mac, Series -3768, Class V, 4.000%, 11/15/23	929,961
1,996,699	Freddie Mac, Series -4387, Class VM, 4.000%, 11/15/25	2,086,210
1,449,492	Freddie Mac, Series -4287, Class V, 4.500%, 10/15/26	1,542,943
419,275	Freddie Mac, Series -4136, Class HZ, 3.500%, 11/15/27	451,325
2,266,495	Freddie Mac, Series -4331, Class V, 4.000%, 11/15/28	2,386,324
569,000	Freddie Mac, Series -4120, Class YK, 2.000%, 10/15/32	545,375
1,238,000	Freddie Mac, Series -4160, Class HH, 2.500%, 12/15/32	1,213,795
10,000,000	Freddie Mac, Series -4655, Class GV, 3.500%, 12/15/36	10,632,063
5,500,000	Freddie Mac, Series -4657, Class VT, 3.500%, 6/15/37	5,801,289
989,395	Freddie Mac, Series -3632, Class PK, 5.000%, 2/15/40	1,077,199
1,679,353	Freddie Mac, Series -4077, Class PJ, 3.500%, 11/15/40	1,732,984
819,000	Freddie Mac, Series -3762, Class LN, 4.000%, 11/15/40	939,287
3,665,625	Freddie Mac, Series -4100, Class PA, 3.000%, 1/15/42	3,782,826
1,697,205	Freddie Mac, Series -4508, Class UZ, 3.000%, 7/15/43	1,688,943
1,319,159	Freddie Mac, Series -4328, Class KD, 3.000%, 8/15/43	1,366,359
6,941,014	Freddie Mac, Series -4648, Class E, 3.500%, 8/15/43	7,116,183
4,837,000	Freddie Mac, Series -4801, Class LT, 4.000%, 12/15/43	5,108,925
3,738,578	Freddie Mac, Series -4710, Class GA, 3.000%, 3/15/44	3,819,810
8,000,000	Freddie Mac, Series -4752, Class HB, 3.500%, 4/15/44	8,329,751
10,000,000	Freddie Mac, Series -4776, Class DW, 4.000%, 9/15/44	10,402,194
3,796,570	Freddie Mac, Series -4654, Class KA, 3.000%, 6/15/45	3,892,951
2,690,587	Galton Funding Mortgage Trust, Series 2018-1, Class A43, 3.500%, 11/25/57(b)(d)	2,723,989
7,938,619	Galton Funding Mortgage Trust, Series 2018-2, Class A41, 4.500%, 10/25/58(b)(d)	8,122,457
8,185,839	Galton Funding Mortgage Trust, Series 2019-1, Class A41, 4.500%, 2/25/59(b)(d)	8,365,071
394,742	Ginnie Mae, Series 2008-51, Class PG, 5.000%, 6/20/38	428,069
619,306	MASTR Alternative Loan Trust, Series 2003-5, Class 8A1, 5.500%, 6/25/33	647,408
493,659	MASTR Alternative Loan Trust, Series 2004-13, Class 3A1, 6.500%, 1/25/35	491,414
16,229	MASTR Seasoned Securitization Trust, Series 2005-2, Class 1A1, 5.130%, 10/25/32	16,120
1,092	RAAC Trust, Series 2004-SP3, Class AI5, 4.890%, 12/25/32(d)	1,110
411,737	RAAC Trust, STEP, Series 2004-SP1, Class AI3, 6.118%, 3/25/34	417,359
190,466	Residential Asset Securitization Trust, Series 2004-IP2, Class 4A, 4.571%, 12/25/34(d)	191,240
263,193	Wells Fargo Mortgage Backed Securities Trust, Series 2004-BB, Class A2, 4.946%, 1/25/35(d)	269,532
476,191	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 6A3, 4.915%, 10/25/35(d)	487,459
44,029	Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.000%, 12/28/37	44,070
	Total Collateralized Mortgage Obligations (Cost $106,547,131)	108,974,343

COMMERCIAL MORTGAGE-BACKED SECURITIES — 12.5%
4,842,000	CD Mortgage Trust, Series 2016-CD2, Class A4, 3.526%, 11/10/49(d)	5,216,915
3,868,000	CFCRE Commercial Mortgage Trust, Series 2016-C7, Class A3, 3.839%, 12/10/54	4,217,576
1,540,000	CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A2, 2.707%, 5/10/58	1,547,117
1,500,000	Citigroup Commercial Mortgage Trust, Series 2017-P7, Class A4, 3.712%, 4/14/50	1,635,236
5,730,000	Citigroup Commercial Mortgage Trust, Series 2018-B2, Class A4, 4.009%, 3/10/51	6,408,831
1,000,000	COMM Mortgage Trust, Series 2012-CR1, Class AM, 3.912%, 5/15/45	1,034,786
3,545,000	COMM Mortgage Trust, Series 2013-CR12, Class A4, 4.046%, 10/10/46	3,777,992
892,000	COMM Mortgage Trust, Series 2014-CR16, Class A4, 4.051%, 4/10/47	957,761
1,208,000	COMM Mortgage Trust, Series 2014-LC17, Class A5, 3.917%, 10/10/47	1,302,344
1,844,000	COMM Mortgage Trust, Series 2014-CR20, Class A4, 3.590%, 11/10/47	1,960,956
8,030,000	COMM Mortgage Trust, Series 2017-COR2, Class A3, 3.510%, 9/10/50	8,618,333

Continued

Principal
Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$3,450,000	DBUBS Mortgage Trust, Series 2011-LC1A, Class C, 5.885%, 11/10/46(b)(d)	$3,568,116
6,410,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series -K064, Class A2, 3.224%, 3/25/27	6,889,121
3,350,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series -K068, Class A2, 3.244%, 8/25/27	3,614,665
3,920,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series -K069, Class A2, 3.187%, 9/25/27(d)	4,214,446
3,800,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series -K153, Class A3, 3.117%, 10/25/31(d)	4,096,604
9,580,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series -K155, Class A3, 3.750%, 4/25/33	10,940,399
5,265,984	FRESB Mortgage Trust, Series 2017-SB37, Class A10F, 2.750%, 7/25/27(d)	5,400,768
7,765,157	FRESB Mortgage Trust, Series 2018-SB52, Class A10F, 3.480%, 6/25/28(d)	8,165,737
1,462,563	FRESB Mortgage Trust, Series 2016-SB23, Class A5H, 1.980%, (LIBOR USD 1-Month plus 1.98%), 9/25/36(a)	1,459,252
1,759,000	GS Mortgage Securities Trust, Series 2010-C1, Class A2, 4.592%, 8/10/43(b)	1,778,567
3,000,000	GS Mortgage Securities Trust, Series 2010-C1, Class B, 5.148%, 8/10/43(b)	3,042,706
2,524,000	GS Mortgage Securities Trust, Series 2014-GC24, Class A5, 3.931%, 9/10/47	2,717,055
2,044,000	GS Mortgage Securities Trust, Series 2016-GS4, Class A4, 3.442%, 11/10/49(d)	2,190,116
1,680,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class AS, 3.372%, 12/15/47	1,730,315
1,702,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, 3.648%, 12/15/49(d)	1,844,901
1,397,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class A5, 3.934%, 9/15/47	1,505,596
4,200,000	JPMCC Commercial Mortgage Securities Trust, Series 2017-JP5, Class A5, 3.723%, 3/15/50	4,579,762
4,000,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class B, 5.013%, 2/15/46(b)(d)	4,105,803
660,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class A4, 3.923%, 10/15/47	709,395
5,834,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A4, 3.720%, 12/15/49	6,340,005
4,000,000	Morgan Stanley Capital I Trust, Series 2011-C1, Class B, 5.554%, 9/15/47(b)(d)	4,144,070
640,000	Morgan Stanley Capital I Trust, Series 2011-C1, Class C, 5.554%, 9/15/47(b)(d)	662,395
2,562,000	Morgan Stanley Capital I Trust, Series 2016-BNK2, Class A4, 3.049%, 11/15/49	2,677,935
10,000,000	Morgan Stanley Capital I, Inc., Series 2017-HR2, Class A4, 3.587%, 12/15/50	10,829,130
10,335,000	Morgan Stanley Capital I, Inc., Series 2018-H3, Class A5, 4.177%, 7/15/51	11,679,551
2,500,000	Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2, 4.393%, 11/15/43(b)	2,533,585
3,156,000	Wells Fargo Commercial Mortgage Trust, Series 2015-P2, Class A4, 3.809%, 12/15/48	3,424,319
9,642,000	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A4, 3.581%, 10/15/50	10,428,964
1,665,831	WFRBS Commercial Mortgage Trust, Series 2011-C2, Class A4, 4.869%, 2/15/44(b)(d)	1,706,667
2,000,000	WFRBS Commercial Mortgage Trust, Series 2011-C2, Class B, 5.174%, 2/15/44(b)(d)	2,056,592
8,405,000	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A4, 4.375%, 3/15/44(b)	8,623,330
4,550,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class A2, 3.431%, 6/15/45	4,684,716
1,500,000	WFRBS Commercial Mortgage Trust, Series 2012-C8, Class AS, 3.660%, 8/15/45	1,549,829
3,716,000	WFRBS Commercial Mortgage Trust, Series 2014-C22, Class A5, 3.752%, 9/15/57	3,967,446
1,008,000	WFRBS Commercial Mortgage Trust, Series 2014-C23, Class A5, 3.917%, 10/15/57	1,083,753
	Total Commercial Mortgage-Backed Securities (Cost $179,036,980)	185,623,458

CORPORATE BONDS — 33.4%
	Aerospace & Defense — 0.5%
3,158,000	L3Harris Technologies, Inc., 3.832%, 4/27/25	3,372,606
3,460,000	United Technologies Corp., 4.125%, 11/16/28	3,914,595
		7,287,201
	Automobiles — 0.2%
2,949,000	General Motors Financial Co., Inc., 4.200%, 11/6/21	3,042,352

	Banks — 6.3%
3,278,000	Associated Banc-Corp., 2.750%, 11/15/19	3,278,248
4,129,000	Bank of America Corp., 3.419%, (LIBOR USD 3-Month plus 1.04%), 12/20/28(e)	4,312,332
8,259,000	Bank of America Corp., MTN, 3.093%, (LIBOR USD 3-Month plus 1.09%), 10/1/25(e)	8,497,359
4,725,000	Bank of Montreal, Series E, 3.300%, 2/5/24	4,916,787
3,586,000	Capital One Financial Corp., 3.300%, 10/30/24	3,711,548
2,900,000	CIT Bank NA, BKNT, 2.969%, 9/27/25(e)	2,899,130
2,248,000	Citigroup, Inc., 3.142%, (LIBOR USD 3-Month plus 0.72%), 1/24/23(e)	2,288,959
4,648,000	Citigroup, Inc., 3.200%, 10/21/26	4,804,799
2,825,000	Citigroup, Inc., Series N, 5.800%, (LIBOR USD 3-Month plus 4.09%),(e)(f)	2,827,119
3,908,000	Citizens Bank NA / Providence RI, BKNT, 2.942%, (LIBOR USD 3-Month plus 0.81%), 5/26/22(a)	3,915,110
2,810,000	Cooperatieve Rabobank UA, 3.950%, 11/9/22	2,926,669
3,993,000	Huntington Bancshares, Inc./OH, 2.625%, 8/6/24	4,031,721
3,945,000	ING Groep NV, 3.150%, 3/29/22	4,033,884
4,932,000	JPMorgan Chase & Co., 3.625%, 5/13/24	5,223,370
4,725,000	JPMorgan Chase & Co., 4.452%, (LIBOR USD 3-Month plus 1.33%), 12/5/29(e)	5,341,243
2,000,000	KeyBank NA/Cleveland OH, BKNT, 2.300%, 9/14/22	2,010,555
2,921,000	Macquarie Bank, Ltd., 6.625%, 4/7/21(b)	3,096,017

Continued

Principal
Amount		Fair Value
CORPORATE BONDS — (continued)
	Banks — (continued)
$4,331,000	Mitsubishi UFJ Financial Group, Inc., 3.761%, 7/26/23	$4,552,989
3,324,000	PNC Financial Services Group, Inc. (The), 3.450%, 4/23/29	3,556,268
4,400,000	Sumitomo Mitsui Financial Group, Inc., 2.778%, 10/18/22	4,464,350
3,458,000	SunTrust Bank, BKNT, 3.689%, (LIBOR USD 3-Month plus 0.74%), 8/2/24(e)	3,625,051
3,360,000	Toronto-Dominion Bank (The), 3.625%, 9/15/31(d)	3,481,556
3,059,000	Wells Fargo & Co., MTN, 4.150%, 1/24/29	3,391,760
2,112,000	Westpac Banking Corp., GMTN, 4.322%, 11/23/31(d)	2,232,679
		93,419,503
	Beverages — 1.4%
2,838,000	Anheuser-Busch InBev Worldwide, Inc., 4.750%, 1/23/29(c)	3,298,498
2,579,000	Anheuser-Busch InBev Worldwide, Inc., 5.800%, 1/23/59	3,482,436
3,163,000	Bacardi, Ltd., 4.450%, 5/15/25(b)	3,382,787
3,913,000	Coca-Cola Co. (The), 2.125%, 9/6/29	3,834,472
3,580,000	Constellation Brands, Inc., 4.400%, 11/15/25	3,958,101
1,970,000	PepsiCo, Inc., 3.450%, 10/6/46	2,123,089
		20,079,383
	Biotechnology — 0.4%
4,116,000	Celgene Corp., 5.000%, 8/15/45(c)	5,161,088

	Capital Goods — 0.2%
2,463,000	Keysight Technologies, Inc., 4.550%, 10/30/24	2,656,988

	Capital Markets — 0.4%
3,268,000	Morgan Stanley, 3.971%, (LIBOR USD 3-Month plus 1.46%), 7/22/38(e)	3,585,427
2,250,000	Morgan Stanley, GMTN, 5.500%, 1/26/20	2,274,172
		5,859,599
	Chemicals — 1.1%
2,542,000	Albemarle Corp., 5.450%, 12/1/44(c)	2,885,088
3,151,000	Celanese U.S. Holdings, LLC, 3.500%, 5/8/24	3,266,928
3,606,000	FMC Corp., 3.450%, 10/1/29	3,663,569
3,878,000	INVISTA Finance, LLC, 4.250%, 10/15/19(b)	3,879,920
1,903,000	NOVA Chemicals Corp., 4.875%, 6/1/24(b)	1,956,950
		15,652,455
	Commercial Services & Supplies — 0.5%
1,400,000	Republic Services, Inc., 3.550%, 6/1/22	1,450,484
2,801,000	Waste Connections, Inc., 3.500%, 5/1/29(c)	2,987,978
500,000	Waste Management, Inc., 3.900%, 3/1/35	551,385
2,692,000	Waste Management, Inc., 4.100%, 3/1/45	3,083,491
		8,073,338
	Construction Materials — 0.2%
2,667,000	Vulcan Materials Co., 4.500%, 6/15/47	2,865,253

	Diversified Financial Services — 1.9%
3,650,000	AerCap Ireland Capital, DAC/AerCap Global Aviation Trust, 4.875%, 1/16/24	3,941,402
3,741,000	Credit Suisse Group Funding Guernsey, Ltd., 3.800%, 9/15/22	3,890,189
7,144,000	Goldman Sachs Group, Inc. (The), 3.000%, 4/26/22	7,221,655
3,379,000	Goldman Sachs Group, Inc. (The), 2.908%, (LIBOR USD 3-Month plus 1.05%), 6/5/23(e)	3,422,695
2,560,000	Goldman Sachs Group, Inc. (The), 6.250%, 2/1/41	3,534,677
3,203,000	Lazard Group, LLC, 4.500%, 9/19/28	3,493,356
3,187,000	Park Aerospace Holdings, Ltd., 4.500%, 3/15/23(b)	3,297,908
		28,801,882
	Diversified Telecommunication Services — 0.7%
2,500,000	CommScope, Inc., 5.500%, 3/1/24(b)	2,571,875
3,700,000	Sprint Spectrum Co., LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 4.738%, 3/20/25(b)	3,933,137
2,982,000	Verizon Communications, Inc., 5.012%, 4/15/49	3,749,343
		10,254,355
	Electric Utilities — 2.1%
2,385,000	Dominion Energy, Inc., 2.579%, 7/1/20	2,390,333
3,432,000	Dominion Energy, Inc., 3.071%, 8/15/24	3,515,591
3,729,000	Duke Energy Progress, LLC, 3.600%, 9/15/47	3,954,647
2,198,000	Entergy Louisiana, LLC, 4.200%, 9/1/48	2,575,028
3,180,000	Entergy Mississippi, LLC, 3.100%, 7/1/23	3,261,151
2,965,000	Florida Power & Light Co., 3.990%, 3/1/49	3,460,893
2,700,000	Indiana Michigan Power Co., Series K, 4.550%, 3/15/46	3,265,539
3,042,000	Korea East-West Power Co., Ltd., 2.500%, 6/2/20(b)	3,045,311
2,164,000	Mississippi Power Co., 2.750%, (LIBOR USD 3-Month plus 0.65%), 3/27/20(a)	2,164,827
2,530,000	Ohio Edison Co., 6.875%, 7/15/36(c)	3,624,148
		31,257,468
	Electrical Equipment — 0.2%
3,128,000	Textron, Inc., 3.650%, 3/1/21	3,187,799

	Energy Equipment & Services — 1.9%
3,101,000	Apache Corp., 4.375%, 10/15/28	3,175,660
3,491,000	Cenovus Energy, Inc., 4.250%, 4/15/27	3,629,527
1,180,000	Enterprise Products Operating, LLC, 5.950%, 2/1/41(c)	1,509,370
1,565,000	Hess Corp., 7.875%, 10/1/29(c)	1,977,146
3,355,000	Kinder Morgan, Inc./DE, 4.300%, 6/1/25	3,627,166
3,326,000	Midwest Connector Capital Co., LLC, 3.900%, 4/1/24(b)	3,503,276
3,173,000	MPLX L.P., 4.125%, 3/1/27	3,346,179
2,970,000	MPLX L.P., 5.200%, 12/1/47(b)	3,238,477
2,128,000	NuStar Logistics L.P., 4.800%, 9/1/20	2,162,580
255,000	NuStar Logistics L.P., 6.000%, 6/1/26	275,987
1,550,000	Sabine Pass Liquefaction, LLC, 5.625%, 3/1/25	1,740,399
		28,185,767
	Equity Real Estate Investment Trusts (REITS) — 3.9%
2,895,000	Alexandria Real Estate Equities, Inc., 4.000%, 1/15/24(c)	3,090,130
4,089,000	American Homes 4 Rent LP, 4.250%, 2/15/28(c)	4,402,944
3,680,000	American Tower Trust, 3.652%, 3/23/28(b)(c)	3,957,823

Continued

Principal
Amount		Fair Value
CORPORATE BONDS — (continued)
	Equity Real Estate Investment Trusts (REITS) — (continued)
$2,974,000	Crown Castle International Corp., 5.250%, 1/15/23	$3,237,999
739,000	Duke Realty L.P., 3.250%, 6/30/26	764,846
1,562,000	Healthcare Realty Trust, Inc., 3.625%, 1/15/28	1,624,920
3,573,000	Healthcare Trust of America Holdings L.P., 3.100%, 2/15/30	3,561,794
3,686,000	Host Hotels & Resorts L.P., Series H, 3.375%, 12/15/29	3,680,484
3,624,000	Hudson Pacific Properties L.P., 3.250%, 1/15/30(g)	3,583,964
975,000	Iron Mountain, Inc., 4.375%, 6/1/21(b)	984,955
2,853,000	Jones Lang LaSalle, Inc., 4.400%, 11/15/22	2,968,833
3,393,000	Kimco Realty Corp., 2.700%, 3/1/24	3,419,902
3,350,000	Ontario Teachers’ Cadillac Fairview Properties Trust, 3.875%, 3/20/27(b)	3,628,137
3,974,000	Physicians Realty L.P., 4.300%, 3/15/27	4,247,214
2,664,000	Sabra Health Care L.P. / Sabra Capital Corp., 4.800%, 6/1/24	2,811,079
3,708,000	Spirit Realty L.P., 3.400%, 1/15/30	3,680,734
429,000	Starwood Property Trust, Inc., 3.625%, 2/1/21	430,609
896,000	Starwood Property Trust, Inc., 5.000%, 12/15/21	925,120
3,128,000	STORE Capital Corp., 4.625%, 3/15/29	3,439,598
2,500,000	WEA Finance, LLC / Westfield UK & Europe Finance PLC, 4.750%, 9/17/44(b)	2,921,052
		57,362,137
	Food & Staples Retailing — 1.2%
3,847,000	AbbVie, Inc., 4.875%, 11/14/48	4,244,150
2,992,000	Conagra Brands, Inc., 4.850%, 11/1/28	3,383,837
3,105,000	Conagra Brands, Inc., 5.300%, 11/1/38	3,586,415
3,165,000	CVS Health Corp., 4.300%, 3/25/28	3,422,426
2,336,000	Smithfield Foods, Inc., 5.200%, 4/1/29(b)	2,570,773
		17,207,601
	Food, Beverage &Tobacco — 0.1%
1,300,000	PepsiCo, Inc., 4.450%, 4/14/46	1,619,518

	Gas Utilities — 0.3%
4,124,000	Sempra Energy, 3.800%, 2/1/38	4,241,525

	Health Care Equipment & Services — 0.3%
1,302,000	HCA Healthcare, Inc., 6.250%, 2/15/21	1,363,324
3,065,000	HCA, Inc., 5.000%, 3/15/24	3,346,822
		4,710,146
	Health Care Providers & Services — 0.7%
3,373,000	Anthem, Inc., 4.101%, 3/1/28(c)	3,643,055
2,889,000	Becton Dickinson and Co., 2.979%, (LIBOR USD 3-Month plus 0.88%), 12/29/20(a)	2,889,966
3,338,000	Becton Dickinson and Co., 3.700%, 6/6/27	3,543,552
		10,076,573
	Hotels, Restaurants & Leisure — 0.0%
258,000	Prime Security Services Borrower, LLC / Prime Finance, Inc., 9.250%, 5/15/23(b)	271,235

	Household Durables — 0.1%
1,100,000	Mohawk Industries, Inc., 3.850%, 2/1/23	1,147,750

	Insurance — 1.9%
575,000	Alleghany Corp., 4.900%, 9/15/44(c)	663,455
2,424,000	Aspen Insurance Holdings, Ltd., 4.650%, 11/15/23	2,591,717
438,000	Assurant, Inc., 3.363%, (LIBOR USD 3-Month plus 1.25%), 3/26/21(a)	438,039
2,028,000	Athene Global Funding, 2.750%, 4/20/20(b)	2,035,058
2,915,000	Carlyle Finance, LLC, 5.650%, 9/15/48(b)	3,440,578
2,779,000	CBRE Services, Inc., 5.250%, 3/15/25	3,111,580
2,680,000	KKR Group Finance Co. III, LLC, 5.125%, 6/1/44(b)	3,139,841
2,000,000	Meiji Yasuda Life Insurance Co., 5.200%, 10/20/45(b)(d)	2,205,000
756,000	Ohio National Life Insurance Co., 6.875%, 6/15/42(b)	871,635
3,765,000	Reinsurance Group of America, Inc., 3.900%, 5/15/29	4,005,989
2,049,000	Symetra Financial Corp., 4.250%, 7/15/24	2,187,337
2,117,000	Transatlantic Holdings, Inc., 8.000%, 11/30/39	3,130,137
		27,820,366
	IT Services — 0.2%
3,472,000	Fiserv, Inc., 3.200%, 7/1/26	3,593,156

	Machinery — 0.0%
230,000	Colfax Corp., 6.000%, 2/15/24(b)	243,422

	Media — 1.4%
2,912,000	Charter Communications Operating, LLC/Charter Communications Operating Capital, 6.384%, 10/23/35	3,525,953
3,203,000	Comcast Corp., 3.700%, 4/15/24	3,415,405
2,511,000	Comcast Corp., 4.600%, 10/15/38	2,999,641
3,144,000	Discovery Communications, LLC, 5.200%, 9/20/47	3,437,810
2,983,000	Fox Corp., 5.476%, 1/25/39(b)	3,656,192
3,426,000	Viacom, Inc., 4.375%, 3/15/43	3,533,468
		20,568,469
	Metals & Mining — 0.2%
3,176,000	Nucor Corp., 4.400%, 5/1/48	3,654,292

	Multi-Utilities — 0.5%
2,275,000	CMS Energy Corp., 4.700%, 3/31/43	2,611,803
1,903,000	Progress Energy, Inc., 3.150%, 4/1/22	1,942,316
2,982,000	Puget Sound Energy, Inc., 4.223%, 6/15/48	3,475,235
		8,029,354
	Oil, Gas & Consumable Fuels — 0.9%
803,000	Energy Transfer Operating L.P., 6.125%, 12/15/45	942,072
3,812,000	HollyFrontier Corp., 5.875%, 4/1/26	4,270,954
2,071,000	Marathon Petroleum Corp., 5.375%, 10/1/22	2,096,925
3,260,000	Newfield Exploration Co., 5.625%, 7/1/24	3,596,233
2,356,000	Saudi Arabian Oil Co., 4.375%, 4/16/49(b)	2,573,554
		13,479,738
	Pharmaceuticals — 0.4%
2,094,000	Merck & Co., Inc., 3.900%, 3/7/39	2,427,015
2,872,000	SC Johnson & Son, Inc., 4.750%, 10/15/46(b)	3,557,309
		5,984,324
	Road & Rail — 0.2%
2,619,000	Burlington Northern Santa Fe, LLC, 4.950%, 9/15/41	3,249,007

Continued

Principal
Amount		Fair Value
CORPORATE BONDS — (continued)
	Semiconductors & Semiconductor Equipment — 0.2%
$2,210,000	Microchip Technology, Inc., 3.922%, 6/1/21	$2,257,241

	Software — 0.7%
1,978,000	Dell International, LLC / EMC Corp., 5.875%, 6/15/21(b)	2,009,648
1,779,000	International Business Machines Corp., 3.000%, 5/15/24	1,844,479
2,670,000	Microsoft Corp., 4.750%, 11/3/55	3,598,002
2,959,000	Trimble, Inc., 4.900%, 6/15/28	3,210,467
		10,662,596
	Specialty Retail — 0.8%
1,991,000	ERAC USA Finance, LLC, 4.200%, 11/1/46(b)	2,153,054
2,972,000	Expedia Group, Inc., 5.000%, 2/15/26	3,338,659
2,732,000	Expedia Group, Inc., 3.250%, 2/15/30(b)	2,724,209
3,345,000	Target Corp., 3.375%, 4/15/29	3,603,220
		11,819,142
	Telecommunication Services — 0.8%
3,250,000	AT&T, Inc., 3.400%, 6/15/22	3,350,123
3,546,000	AT&T, Inc., 4.100%, 2/15/28	3,833,360
3,572,000	AT&T, Inc., 4.750%, 5/15/46	3,961,227
		11,144,710
	Textiles,Apparel & Luxury Goods — 0.2%
3,089,000	Cintas Corp. No 2, 3.700%, 4/1/27	3,368,253

	Tobacco — 0.2%
3,567,000	BAT Capital Corp., 4.540%, 8/15/47	3,419,297

	Trading Companies & Distributors — 0.2%
2,856,000	Ashtead Capital, Inc., 5.625%, 10/1/24(b)	2,941,680
	Total Corporate Bonds (Cost $467,776,482)	494,655,963

MORTGAGE-BACKED SECURITIES — 13.5%
	Fannie Mae — 7.9%
2,167	5.000%, 8/1/20, Pool #832058	2,235
47,378	5.000%, 9/1/25, Pool #255892	50,672
9,382,693	3.010%, 11/1/27, Pool #AN7299	9,802,773
2,762,609	4.000%, 12/1/33, Pool #MA1689	2,926,563
1,717,230	4.000%, 6/1/34, Pool #MA1922	1,818,741
80,189	6.500%, 1/1/35, Pool #809198	92,008
1,542,466	4.000%, 3/1/35, Pool #MA2211	1,630,939
19,842	7.000%, 6/1/35, Pool #255820	22,727
61,233	6.500%, 3/1/36, Pool #866062	69,457
32,711	6.500%, 7/1/36, Pool #885493	36,444
6,201,660	3.430%, 6/1/37, Pool #AN5480	6,695,589
634,976	5.500%, 8/1/37, Pool #995082	717,680
383,638	4.500%, 10/1/39, Pool #AC2645	415,430
282,455	5.000%, 6/1/40, Pool #AD4927	312,007
232,655	5.000%, 6/1/40, Pool #AD8718	256,700
848,247	4.500%, 12/1/40, Pool #AH1100	919,040
302,305	4.500%, 3/1/41, Pool #AB2467	329,630
622,997	4.500%, 5/1/41, Pool #AI1023	675,129
423,454	4.500%, 11/1/41, Pool #AJ4994	458,517
629,683	4.500%, 12/1/41, Pool #AJ7696	682,003
1,431,427	3.500%, 6/1/42, Pool #AB5373	1,503,091
2,535,768	4.000%, 9/1/42, Pool #MA1178	2,698,679
1,917,359	3.500%, 5/1/43, Pool #AB9368	2,016,409
1,713,348	3.500%, 5/1/43, Pool #AL3605	1,807,136
1,959,086	3.500%, 8/1/43, Pool #AU0613	2,068,011
807,806	4.500%, 11/1/44, Pool #MA2100	863,090
5,427,553	3.500%, 1/1/45, Pool #Q30876	5,682,190
2,026,286	4.500%, 1/1/45, Pool #MA2158	2,177,638
2,885,647	4.000%, 3/1/45, Pool #MA2217(c)	3,046,841
2,607,057	4.000%, 6/1/46, Pool #MA2653	2,744,726
2,890,724	4.500%, 7/1/46, Pool #AS7568	3,074,491
3,202,752	4.000%, 11/1/46, Pool #MA2808	3,364,933
4,929,165	4.000%, 5/1/47, Pool #BE9598	5,165,907
12,414,760	3.500%, 6/1/47, Pool #BE3695	12,844,523
2,460,232	4.000%, 7/1/47, Pool #MA3058	2,569,872
5,672,741	4.000%, 8/1/47, Pool #BH5117	5,940,032
8,740,383	3.500%, 1/1/48, Pool #Q53670	9,023,931
11,727,199	4.000%, 4/1/48, Pool #BM3900	12,273,467
8,586,906	5.000%, 8/1/48, Pool #CA2219	9,226,710
		116,005,961
	Freddie Mac — 5.6%
24,095	5.500%, 10/1/21, Pool #G12425	24,641
31,666	5.000%, 12/1/21, Pool #J04025	32,676
68,959	5.000%, 7/1/25, Pool #C90908	73,796
247,406	2.500%, 1/1/28, Pool #J22069	250,624
944,269	3.500%, 7/1/30, Pool #G18562	981,040
81,463	5.000%, 3/1/36, Pool #G08115	89,946
2,943,307	4.000%, 4/1/36, Pool #C91874	3,119,058
4,208,398	3.500%, 6/1/36, Pool #C91875(c)	4,366,373
22,089	5.000%, 7/1/36, Pool #G02291	24,417
2,302,272	3.500%, 8/1/36, Pool #C91888	2,388,638
239,955	6.500%, 9/1/36, Pool #G08152	275,043
5,330,139	3.500%, 11/1/36, Pool #C91906	5,530,516
78,587	5.000%, 2/1/37, Pool #A57714	86,762
4,797,983	4.000%, 5/1/37, Pool #C91938	5,040,715
106,401	4.500%, 10/1/39, Pool #A89346	115,239
315,003	5.000%, 6/1/40, Pool #C03479	348,303
901,269	5.000%, 7/1/40, Pool #A93070	996,543
108,354	5.000%, 9/1/40, Pool #C03518	119,670
1,130,779	4.000%, 12/1/42, Pool #G07266	1,208,814
911,054	3.500%, 5/1/43, Pool #Q18305	957,149
641,502	4.000%, 5/1/44, Pool #V81186	678,243
333,859	4.000%, 7/1/44, Pool #ZS4573	352,809
367,994	4.000%, 9/1/44, Pool #Q28299	388,808
7,708,080	3.500%, 5/1/46, Pool #G08706	8,020,762
1,772,361	4.000%, 8/1/46, Pool #G08717	1,864,934
4,811,029	3.500%, 9/1/46, Pool #G08722	5,006,369
16,196,561	3.500%, 2/1/47, Pool #Q46278	16,791,769
9,055,831	3.500%, 9/1/47, Pool #Q50962	9,363,729
1,946,202	3.500%, 1/1/48, Pool #Q53640	2,009,077
3,065,554	4.000%, 2/1/48, Pool #G61816	3,215,594
2,017,294	4.000%, 6/1/48, Pool #G67713	2,135,960
6,995,609	4.000%, 4/1/49, Pool #Q62771	7,279,529
		83,137,546
	Ginnie Mae — 0.0%
161,395	5.000%, 2/15/40, Pool #737037	181,234
	Total Mortgage-Backed Securities (Cost $195,645,980)	199,324,741

Continued

Principal
Amount		Fair Value
MUNICIPAL BONDS — 3.3%
	Alabama — 0.2%
$3,000,000	Alabama Economic Settlement Authority, Economic Imports, Taxable BP - Settlement Revenue, Series B, 4.263%, 9/15/32(c)	$3,412,260

	California — 0.9%
1,889,000	California Institute of Technology, 4.283%, 9/1/16(c)	2,263,445
1,285,000	State of California, Build America Bonds, School Improvements G.O., 7.625%, 3/1/40	2,108,428
8,000,000	State of California, Refunding, Taxable-Various Purpose-Bid Group, Transit Improvements G.O., 2.650%, 4/1/26(c)	8,220,000
		12,591,873
	Connecticut — 0.2%
3,000,000	State of Connecticut Special Tax Revenue, Build America Bonds, Transition Infrastructure, Series B, 4.126%, 11/1/20	3,061,740

	Illinois — 0.3%
1,800,000	State of Illinois, Public Improvements, Taxable Building Revenue, 3.481%, 6/15/26	1,855,296
3,130,000	State of Illinois, Public Improvements, Taxable Revenue, Series B, 2.620%, 6/15/26	3,057,885
		4,913,181
	New Jersey — 0.3%
1,335,000	New Jersey Economic Development Authority, Advance Refunding Revenue, Series B, 5.000%, 11/1/19	1,338,551
2,375,000	New Jersey Economic Development Authority, School Facilities Construction Refunding Revenue, Taxable, Series C, 4.521%, 6/15/21	2,448,601
		3,787,152
	NewYork — 0.3%
3,020,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Taxable Revenue, Callable 2/1/27 @ 100, 3.330%, 2/1/28	3,229,920
1,640,000	New York, NY, Build America Bonds, Public Improvements G.O., 4.874%, 3/1/21	1,702,287
		4,932,207
	North Carolina — 0.2%
2,600,000	Duke University, 3.299%, 10/1/46	2,733,943

	Ohio — 0.4%
5,658,000	Premier Health Partners, Series G, Callable 5/15/26 @ 100, 2.911%, 11/15/26	5,534,949

	Pennsylvania — 0.5%
1,005,000	Commonwealth Financing Authority, School Improvements, Taxable Revenue, Series A, 4.014%, 6/1/33	1,149,810
4,375,000	Lehigh University, 3.479%, 11/15/46	4,444,067
2,260,000	Philadelphia Authority for Industrial Development, Refunding Revenue, Taxable, 3.664%, 4/15/22	2,317,969
		7,911,846
	Total Municipal Bonds (Cost $46,684,378)	48,879,151

U.S.TREASURY BONDS — 5.0%
68,909,100	2.500%, 2/15/45	74,147,268
	Total U.S. Treasury Bonds (Cost $67,797,695)	74,147,268

U.S.TREASURY NOTES — 7.0%
10,000,000	1.375%, 4/30/20	9,970,703
10,346,800	1.875%, 2/28/22	10,407,426
1,300,000	2.125%, 12/31/22	1,322,191
1,424,500	2.625%, 6/30/23	1,478,753
17,466,900	2.500%, 1/31/24	18,143,060
792,600	2.250%, 4/30/24	816,471
12,050,500	2.500%, 2/28/26(c)	12,696,802
7,716,500	2.250%, 8/15/27	8,067,058
1,962,700	2.250%, 11/15/27	2,053,092
35,826,500	2.625%, 2/15/29	38,775,189
	Total U.S. Treasury Notes (Cost $102,829,714)	103,730,745

Shares
PREFERRED STOCKS — 0.2%
	Energy Equipment & Services — 0.2%
90,000	Energy Transfer Operating L.P., Series D, 7.625%	2,223,000
	Total Preferred Stocks (Cost $2,255,400)	2,223,000

MONEY MARKET FUND — 2.0%
28,990,375	Federated Treasury Obligations Fund, Institutional Shares, 1.84%(h)	28,990,375
	Total Money Market Fund (Cost $28,990,375)	28,990,375

Total Investments — 100.1% (Cost $1,427,380,303)		1,480,635,826
Net Other Assets (Liabilities) — (0.1)%		(1,352,874)
NET ASSETS — 100.0%		$1,479,282,952

(a)         The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2019. The maturity date reflected is the final maturity date.

(b)         Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(c)          Represents that all or a portion of the security was pledged as collateral for securities purchased on a when-issued basis.

(d)         The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2019. The maturity date reflected is the final maturity date.

(e)          Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Rate shown is the fixed rate.

(f)           Security is perpetual in nature and has no stated maturity date.

(g)          Represents securities purchased on a when-issued basis. At September 30, 2019, total cost of investments purchased on a when-issued basis was $3,244,078.

(h)         Represents the current yield as of report date.

Continued

BKNT — Bank Note

G.O. — General Obligation

GMTN — Global Medium Term Note

MTN — Medium Term Note

STEP — Step Coupon Bond

Continued

Sterling Capital Corporate Fund

Schedule of Portfolio Investments

September 30, 2019

Principal
Amount		Fair Value
CORPORATE BONDS — 97.7%
	Aerospace & Defense — 0.7%
$150,000	L3Harris Technologies, Inc., 4.950%, 2/15/21(a)	$154,119

	Automobiles — 1.5%
200,000	Ford Motor Credit Co., LLC, 5.085%, 1/7/21	205,101
140,000	General Motors Financial Co., Inc., 3.550%, 7/8/22	142,865
		347,966
	Banks — 15.0%
200,000	Associated Banc-Corp., 2.750%, 11/15/19	200,015
225,000	Bank of America Corp., 3.366%, 1/23/26(b)	234,031
230,000	Bank of America Corp., MTN, 2.503%, 10/21/22	231,564
188,000	Bank of America Corp., MTN, 3.093%, 10/1/25(b)	193,426
110,000	Bank of Montreal, Series E, 3.300%, 2/5/24	114,465
185,000	Capital One Financial Corp., 3.200%, 2/5/25	190,203
400,000	Citigroup, Inc., 4.400%, 6/10/25	430,556
250,000	Citizens Bank NA / Providence RI, BKNT, 2.942%, (LIBOR USD 3-Month plus 0.81%), 5/26/22(c)	250,455
250,000	Cooperatieve Rabobank UA, 3.950%, 11/9/22	260,380
280,000	JPMorgan Chase & Co., 2.400%, 6/7/21	281,331
272,000	JPMorgan Chase & Co., 3.625%, 5/13/24	288,069
225,000	Sumitomo Mitsui Financial Group, Inc., 2.778%, 10/18/22	228,291
200,000	Toronto-Dominion Bank (The), 3.625%, 9/15/31(d)	207,235
110,000	Westpac Banking Corp., 2.800%, 1/11/22	111,896
250,000	Zions Bancorp NA, 3.500%, 8/27/21	255,460
		3,477,377
	Beverages — 3.8%
225,000	Anheuser-Busch Cos., LLC / Anheuser-Busch InBev Worldwide, Inc., 3.650%, 2/1/26	241,042
155,000	Bacardi, Ltd., 4.450%, 5/15/25(a)	165,770
235,000	Coca-Cola Co. (The), 2.250%, 9/1/26	236,243
235,000	Constellation Brands, Inc., 2.858%, (LIBOR USD 3-Month plus 0.70%), 11/15/21(c)	235,000
		878,055
	Capital Goods — 0.9%
61,000	Keysight Technologies, Inc., 4.550%, 10/30/24	65,804
135,000	Trimble, Inc., 4.900%, 6/15/28	146,473
		212,277
	Chemicals — 2.8%
88,000	Celanese U.S. Holdings, LLC, 3.500%, 5/8/24	91,238
132,000	DowDuPont, Inc., 4.493%, 11/15/25	145,875
140,000	FMC Corp., 3.950%, 2/1/22	144,202
127,000	FMC Corp., 3.450%, 10/1/29	129,027
34,000	NOVA Chemicals Corp., 4.875%, 6/1/24(a)	34,964
110,000	Westlake Chemical Corp., 3.600%, 8/15/26	113,576
		658,882
	Commercial Services & Supplies — 2.3%
141,000	Waste Connections, Inc., 3.500%, 5/1/29	150,412
250,000	Waste Management, Inc., 2.950%, 6/15/24	258,691
110,000	WPP Finance 2010, 3.625%, 9/7/22	113,467
		522,570
	Communications Equipment — 0.3%
81,000	CommScope Technologies, LLC, 5.000%, 3/15/27(a)	66,825

	Diversified Financial Services — 10.5%
110,000	American Express Co., 3.000%, 10/30/24	113,594
190,000	Ares Finance Co., LLC, 4.000%, 10/8/24(a)	187,071
120,000	Avolon Holdings Funding, Ltd., 3.625%, 5/1/22(a)	121,620
60,000	Carlyle Holdings Finance, LLC, 3.875%, 2/1/23(a)	62,162
250,000	Credit Suisse Group, AG, 2.593%, 9/11/25(a)(b)	247,525
461,000	Goldman Sachs Group, Inc. (The), 2.908%, 6/5/23(b)	466,961
378,000	Goldman Sachs Group, Inc. (The), 4.250%, 10/21/25	404,499
60,000	Jefferies Group, LLC / Jefferies Group Capital Finance, Inc., 4.850%, 1/15/27	63,645
168,000	KKR Group Finance Co. VI, LLC, 3.750%, 7/1/29(a)	177,050
250,000	Macquarie Group, Ltd., 6.250%, 1/14/21(a)	262,195
210,000	Nationwide Financial Services, Inc., 5.375%, 3/25/21(a)	217,601
111,000	ORIX Corp., 2.900%, 7/18/22	112,868
		2,436,791
	Diversified Telecommunication Services — 4.1%
110,000	AT&T, Inc., 3.000%, 6/30/22	112,280
204,000	AT&T, Inc., 4.100%, 2/15/28	220,532
200,000	Sprint Spectrum Co., LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 4.738%, 3/20/25(a)	212,602
150,000	Telefonica Emisiones SA, 4.103%, 3/8/27	163,233
209,000	Verizon Communications, Inc., 4.016%, 12/3/29	232,268
		940,915
	Electric Utilities — 1.8%
200,000	Appalachian Power Co., 4.600%, 3/30/21	205,931
200,000	Exelon Corp., 3.950%, 6/15/25	214,146
		420,077
	Electrical Equipment — 0.8%
185,000	Textron, Inc., 3.650%, 3/1/21	188,537

	Energy Equipment & Services — 5.9%
101,923	Cenovus Energy, Inc., 5.700%, 10/15/19	102,034
107,000	Cenovus Energy, Inc., 4.250%, 4/15/27	111,246
160,000	Energy Transfer Operating L.P., 4.050%, 3/15/25	167,412
89,000	Hess Corp., 7.875%, 10/1/29	112,438
154,000	Kinder Morgan, Inc./DE, 4.300%, 6/1/25	166,493
165,000	Midwest Connector Capital Co., LLC, 3.900%, 4/1/24(a)	173,795
105,000	MPLX L.P., 5.250%, 1/15/25(a)	110,834
148,000	MPLX L.P., 4.125%, 3/1/27	156,078
43,000	NuStar Logistics L.P., 4.800%, 9/1/20	43,699
187,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp., 3.400%, 11/15/26(a)	191,122
23,000	Sabine Pass Liquefaction, LLC, 5.625%, 3/1/25	25,825
		1,360,976

See accompanying Notes to the Financial Statements.

Principal
Amount		Fair Value
CORPORATE BONDS — (continued)
	Equity Real Estate Investment Trusts (REITS) — 11.7%
$170,000	American Homes 4 Rent LP, 4.250%, 2/15/28	$183,052
157,000	American Tower Trust, 3.652%, 3/23/28(a)	168,853
115,000	Duke Realty L.P., 3.250%, 6/30/26	119,022
200,000	Essex Portfolio L.P., 3.250%, 5/1/23	205,633
186,000	Healthcare Realty Trust, Inc., 3.625%, 1/15/28	193,492
165,000	Healthcare Trust of America Holdings L.P., 3.100%, 2/15/30	164,482
245,000	Host Hotels & Resorts L.P., Series H, 3.375%, 12/15/29	244,633
25,000	iStar, Inc., 4.750%, 10/1/24	25,439
233,000	Jones Lang LaSalle, Inc., 4.400%, 11/15/22	242,460
200,000	Kimco Realty Corp., 2.700%, 3/1/24	201,586
189,000	Physicians Realty L.P., 4.300%, 3/15/27	201,994
120,000	Realty Income Corp., 4.650%, 8/1/23	130,354
128,000	Sabra Health Care L.P. / Sabra Capital Corp., 4.800%, 6/1/24	135,067
275,000	Spirit Realty L.P., 3.400%, 1/15/30	272,978
21,000	Starwood Property Trust, Inc., 3.625%, 2/1/21	21,079
29,000	Starwood Property Trust, Inc., 5.000%, 12/15/21	29,943
165,000	STORE Capital Corp., 4.625%, 3/15/29	181,437
		2,721,504
	Food Products — 1.5%
160,000	Conagra Brands, Inc., 4.300%, 5/1/24	171,730
161,000	Smithfield Foods, Inc., 5.200%, 4/1/29(a)	177,181
		348,911
	Food, Beverage &Tobacco — 1.6%
265,000	CVS Health Corp., 3.700%, 3/9/23	275,849
100,000	Darling Ingredients, Inc., 5.250%, 4/15/27(a)	105,000
		380,849
	Health Care Providers & Services — 1.8%
135,000	Becton Dickinson and Co., 3.700%, 6/6/27	143,313
140,000	Celgene Corp., 3.250%, 8/15/22	144,246
26,000	HCA Healthcare, Inc., 6.250%, 2/15/21	27,225
105,000	HCA, Inc., 5.000%, 3/15/24	114,655
		429,439
	Hotels, Restaurants & Leisure — 1.1%
154,000	Hyatt Hotels Corp., 4.375%, 9/15/28	168,020
21,000	Prime Security Services Borrower, LLC / Prime Finance, Inc., 9.250%, 5/15/23(a)	22,077
55,000	Prime Security Services Borrower, LLC / Prime Finance, Inc., 5.750%, 4/15/26(a)	57,271
		247,368
	Industrial Conglomerates — 1.0%
214,000	Carlisle Cos., Inc., 3.500%, 12/1/24	222,141

	Insurance — 9.3%
155,000	Alleghany Corp., 4.950%, 6/27/22	165,059
160,000	Aspen Insurance Holdings, Ltd., 4.650%, 11/15/23	171,070
92,000	AXA Equitable Holdings, Inc., 3.900%, 4/20/23	96,024
180,000	CBRE Services, Inc., 5.250%, 3/15/25	201,542
163,000	Horace Mann Educators Corp., 4.500%, 12/1/25	172,182
110,000	Jackson National Life Global Funding, 3.250%, 1/30/24(a)	114,387
55,000	Liberty Mutual Group, Inc., 4.250%, 6/15/23(a)	58,317
190,000	Liberty Mutual Group, Inc., 4.569%, 2/1/29(a)	212,000
475,000	Morgan Stanley, GMTN, 3.700%, 10/23/24	502,964
164,000	Radian Group, Inc., 4.875%, 3/15/27	166,050
270,000	Symetra Financial Corp., 4.250%, 7/15/24	288,229
		2,147,824
	IT Services — 0.8%
175,000	Fiserv, Inc., 2.750%, 7/1/24	178,041

	Media — 4.2%
165,000	Charter Communications Operating, LLC / Charter Communications Operating Capital, 4.200%, 3/15/28	173,524
158,000	Comcast Corp., 4.150%, 10/15/28	177,233
34,000	Diamond Sports Group, LLC / Diamond Sports Finance Co., 6.625%, 8/15/27(a)	35,275
143,000	Discovery Communications, LLC, 3.950%, 3/20/28	148,436
50,000	TEGNA, Inc., 5.000%, 9/15/29(a)	50,693
165,000	Viacom, Inc., 3.875%, 4/1/24	173,543
225,000	Walt Disney Co. (The), 1.750%, 8/30/24	222,783
		981,487
	Metals & Mining — 0.6%
124,000	Nucor Corp., 3.950%, 5/1/28	135,311

	Multi-Utilities — 2.2%
200,000	Entergy Louisiana, LLC, 4.440%, 1/15/26	220,065
275,000	Progress Energy, Inc., 3.150%, 4/1/22	280,681
		500,746
	Oil, Gas & Consumable Fuels — 3.6%
150,000	Canadian Natural Resources, Ltd., 3.800%, 4/15/24	157,090
84,000	HollyFrontier Corp., 5.875%, 4/1/26	94,113
146,000	Marathon Petroleum Corp., 5.375%, 10/1/22	147,828
54,000	Murphy Oil Corp., 4.000%, 6/1/22	54,203
190,000	Newfield Exploration Co., 5.625%, 7/1/24	209,596
165,000	Occidental Petroleum Corp., 2.600%, 8/13/21	166,075
		828,905
	Pharmaceuticals — 1.6%
200,000	AbbVie, Inc., 3.600%, 5/14/25	208,017
143,000	Merck & Co., Inc., 3.400%, 3/7/29	155,120
		363,137
	Semiconductors & Semiconductor Equipment — 0.6%
130,000	Microchip Technology, Inc., 3.922%, 6/1/21	132,779

	Software — 0.8%
170,000	International Business Machines Corp., 3.300%, 5/15/26	179,269

	Specialty Retail — 1.9%
135,000	ERAC USA Finance, LLC, 3.800%, 11/1/25(a)	143,974
157,000	Expedia Group, Inc., 5.000%, 2/15/26	176,369
125,000	Lowe’s Cos., Inc., 2.500%, 4/15/26	124,558
		444,901
	Technology Hardware, Storage & Peripherals — 0.3%
80,000	EMC Corp., 3.375%, 6/1/23	80,008

Continued

Principal
Amount		Fair Value
CORPORATE BONDS — (continued)
	Textiles, Apparel & Luxury Goods — 0.3%
$75,000	Cintas Corp. No 2, 3.700%, 4/1/27	$81,780

	Tobacco — 1.5%
150,000	Altria Group, Inc., 4.400%, 2/14/26	160,402
180,000	BAT Capital Corp., 3.557%, 8/15/27	181,310
		341,712
	Trading Companies & Distributors — 0.9%
200,000	Ashtead Capital, Inc., 5.625%, 10/1/24(a)	206,000
	Total Corporate Bonds (Cost $21,740,376)	22,617,479

U.S.TREASURY NOTES — 0.1%
17,400	2.250%, 8/15/27	18,190
	Total U.S. Treasury Notes (Cost $18,238)	18,190

Shares
MONEY MARKET FUND — 1.4%
342,319	Federated Treasury Obligations Fund, Institutional Shares, 1.84%(e)	342,319
	Total Money Market Fund (Cost $342,319)	342,319
Total Investments — 99.2% (Cost $22,100,933)		22,977,988
Net Other Assets (Liabilities) — 0.8%		174,842
NET ASSETS — 100.0%		$23,152,830

(a)         Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(b)         Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Rate shown is the fixed rate.

(c)          The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2019. The maturity date reflected is the final maturity date.

(d)         The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2019. The maturity date reflected is the final maturity date.

(e)          Represents the current yield as of report date.

BKNT — Bank Note

GMTN — Global Medium Term Note

MTN — Medium Term Note

Continued

Sterling Capital Securitized Opportunities Fund

Schedule of Portfolio Investments

September 30, 2019

Principal
Amount		Fair Value
ASSET BACKED SECURITIES — 20.3%
$406,773	Aegis Asset Backed Securities Trust, Series 2005-5, Class 1A4, 2.368%, (LIBOR USD 1-Month plus 0.35%), 12/25/35(a)	$405,677
300,000	AmeriCredit Automobile Receivables Trust, Series 2017-1, Class C, 2.710%, 8/18/22	302,315
88,554	Argent Securities, Inc. Pass Through Certificates, Series 2005-W3, Class A2D, 2.358%, (LIBOR USD 1-Month plus 0.34%), 11/25/35(a)	88,687
500,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2017-1A, Class A, 3.070%, 9/20/23(b)	510,451
300,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2017-2A, Class A, 2.970%, 3/20/24(b)	306,502
135,827	Bear Stearns Asset Backed Securities I Trust, Series 2004-BO1, Class M5, 3.418%, (LIBOR USD 1-Month plus 1.40%), 10/25/34(a)	136,287
81,374	Bear Stearns Asset Backed Securities I Trust, Series 2004-HE11, Class M2, 3.593%, (LIBOR USD 1-Month plus 1.58%), 12/25/34(a)	82,251
450,000	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.150%, 6/15/39	636,938
34,486	Citicorp Residential Mortgage Trust, STEP, Series 2007-2, Class A6, 5.005%, 6/25/37	34,915
293,341	Credit-Based Asset Servicing & Securitization, LLC, Series 2006-SC1, Class M2, 2.418%, (LIBOR USD 1-Month plus 0.40%), 5/25/36(a)(b)	292,674
366,888	Encore Credit Receivables Trust, Series 2005-4, Class M2, 2.458%, (LIBOR USD 1-Month plus 0.44%), 1/25/36(a)	366,949
500,000	Ford Credit Auto Owner Trust, Series 2019-1, Class A, 3.520%, 7/15/30(b)	528,812
350,000	Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.190%, 7/15/31(b)	364,531
181,387	GSAMP Trust, Series 2006-SEA1, Class M1, 2.518%, (LIBOR USD 1-Month plus 0.50%), 5/25/36(a)(b)	180,316
750,000	Hertz Vehicle Financing II L.P., Series 2015-3A, Class A, 2.670%, 9/25/21(b)	752,681
283,455	Home Equity Asset Trust, Series 2005-7, Class M1, 2.468%, (LIBOR USD 1-Month plus 0.45%), 1/25/36(a)	284,427
107,159	Home Equity Asset Trust, Series 2005-8, Class M1, 2.448%, (LIBOR USD 1-Month plus 0.43%), 2/25/36(a)	107,474
262,643	JP Morgan Mortgage Acquisition Corp., Series 2005-OPT1, Class M2, 2.723%, (LIBOR USD 1-Month plus 0.71%), 6/25/35(a)	263,200
246,050	New Century Home Equity Loan Trust, Series 2005-4, Class M2, 2.528%, (LIBOR USD 1-Month plus 0.51%), 9/25/35(a)	246,277
280,711	Park Place Securities, Inc., Series 2005-WHQ2, Class M2, 2.708%, (LIBOR USD 1-Month plus 0.69%), 5/25/35(a)	281,366
212,718	Park Place Securities, Inc. Pass Through Certificates, Series 2005-WCW3, Class M1, 2.498%, (LIBOR USD 1-Month plus 0.48%), 8/25/35(a)	213,297
229,475	RAMP Trust, Series 2005-RZ4, Class M2, 2.518%, (LIBOR USD 1-Month plus 0.50%), 11/25/35(a)	229,349
400,000	Santander Drive Auto Receivables Trust, Series 2018-4, Class B, 3.270%, 1/17/23	402,411
221,111	Saxon Asset Securities Trust, Series 2004-3, Class M1, 2.918%, (LIBOR USD 1-Month plus 0.90%), 12/26/34(a)	220,134
135,517	United States Small Business Administration, Series 2010-20D, Class 1, 4.360%, 4/1/30	145,166
	Total Asset Backed Securities (Cost $7,047,435)	7,383,087

COLLATERALIZED MORTGAGE OBLIGATIONS — 23.0%
45,244	Banc of America Funding Trust, Series 2005-B, Class 3A1, 2.504%, (LIBOR USD 1-Month plus 0.46%), 4/20/35(a)	45,229
56,124	Banc of America Mortgage Trust, Series 2005-3, Class 1A24, 5.500%, 4/25/35	57,739
65,430	Citicorp Mortgage Securities, Inc., Series 2005-1, Class 1A4, 5.500%, 2/25/35	68,136
10,195	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 3CB2, 6.500%, 8/25/19	10,154
106,402	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	108,972
64,878	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-3, Class A4, 5.750%, 4/25/34	66,968
110,533	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 2A1, 6.500%, 2/25/34	115,543
192,600	Fannie Mae, Series 2003-21, Class OW, 4.000%, 3/25/33	208,871
22,061	Fannie Mae, Series 2003-19, Class AR, 5.500%, 3/25/33	24,838
380,000	Fannie Mae, Series 2011-131, Class PB, 4.500%, 12/25/41	437,737
514,000	Fannie Mae, Series 2013-2, Class LB, 3.000%, 2/25/43	538,226
585,000	Fannie Mae, Series 2013-30, Class PY, 3.000%, 4/25/43	607,242
119,518	FirstKey Mortgage Trust, Series 2014-1, Class A12, 3.500%, 11/25/44(b)(c)	120,181
25,785	Freddie Mac, Series 4079, Class WV, 3.500%, 3/15/27	26,641
195,000	Freddie Mac, Series 4097, Class CU, 1.500%, 8/15/27	186,370
360,608	Freddie Mac, Series 4136, Class HZ, 3.500%, 11/15/27	388,175
180,000	Freddie Mac, Series 4230, Class VB, 2.500%, 12/15/31	182,362
153,862	Freddie Mac, Series 2485, Class WG, 6.000%, 8/15/32	174,240
533,000	Freddie Mac, Series 4136, Class PY, 2.000%, 11/15/32	510,350
400,000	Freddie Mac, Series 4160, Class HH, 2.500%, 12/15/32	392,179
212,682	Freddie Mac, Series 3440, Class EM, 5.000%, 4/15/38	233,573
409,233	Freddie Mac, Series 3816, Class HM, 4.500%, 5/15/40	439,721

See accompanying Notes to the Financial Statements.

Principal
Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
$500,000	Freddie Mac, Series 3714, Class PB, 4.750%, 8/15/40	$605,434
80,472	Freddie Mac, Series 3803, Class PJ, 4.250%, 1/15/41	83,491
200,000	Freddie Mac, Series 3815, Class TB, 4.500%, 2/15/41	231,793
129,685	Freddie Mac, Series 4293, Class MH, 3.000%, 12/15/41	132,825
400,000	Freddie Mac, Series 3989, Class JW, 3.500%, 1/15/42	427,773
500,000	Freddie Mac, Series 4650, Class BC, 3.500%, 5/15/43	523,958
564,233	Freddie Mac, Series 4508, Class UZ, 3.000%, 7/15/43	561,486
130,865	Galton Funding Mortgage Trust, Series 2018-1, Class A43, 3.500%, 11/25/57(b)(c)	132,490
246,864	Galton Funding Mortgage Trust, Series 2018-2, Class A41, 4.500%, 10/25/58(b)(c)	252,581
52,576	Ginnie Mae, Series 2010-85, Class DQ, 3.000%, 12/20/39	53,545
220,112	MASTR Alternative Loan Trust, Series 2003-5, Class 8A1, 5.500%, 6/25/33	230,100
47,158	MASTR Alternative Loan Trust, Series 2004-13, Class 3A1, 6.500%, 1/25/35	46,943
103,488	MASTR Seasoned Securitization Trust, Series 2005-2, Class 1A1, 5.130%, 10/25/32	102,792
56,833	RBSGC Mortgage Loan Trust, Series 2007-B, Class 3A1, 4.777%, 7/25/35(c)	58,033
	Total Collateralized Mortgage Obligations (Cost $7,950,440)	8,386,691

COMMERCIAL MORTGAGE-BACKED SECURITIES — 20.6%
500,000	CD Mortgage Trust, Series 2016-CD2, Class A4, 3.526%, 11/10/49(c)	538,715
300,000	Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class AS, 4.544%, 11/10/46	325,867
250,000	COMM Mortgage Trust, Series 2017-COR2, Class A3, 3.510%, 9/10/50	268,317
500,000	CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4, 3.718%, 8/15/48	536,342
200,000	DBUBS Mortgage Trust, Series 2011-LC1A, Class C, 5.885%, 11/10/46(b)(c)	206,847
491,347	FRESB Mortgage Trust, Series 2017-SB36, Class A10F, 2.880%, 7/25/27(c)	508,199
160,000	Ginnie Mae, Series 2011-20, Class C, 3.562%, 4/16/41(c)	164,728
175,000	GS Mortgage Securities Trust, Series 2010-C1, Class B, 5.148%, 8/10/43(b)	177,491
550,000	GS Mortgage Securities Trust, Series 2012-GCJ7, Class AS, 4.085%, 5/10/45	572,035
500,000	GS Mortgage Securities Trust, Series 2016-GS4, Class A4, 3.442%, 11/10/49(c)	535,743
500,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class B, 5.013%, 2/15/46(b)(c)	513,225
100,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class A4, 3.923%, 10/15/47	107,484
500,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A4, 3.720%, 12/15/49	543,367
760,000	Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class B, 5.276%, 11/15/43(b)(c)	778,250
300,000	Wells Fargo Commercial Mortgage Trust, Series 2015-P2, Class A4, 3.809%, 12/15/48	325,506
400,000	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class B, 5.174%, 2/15/44(b)(c)	411,318
100,000	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class C, 5.392%, 2/15/44(b)(c)	102,741
326,000	WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class A4, 4.902%, 6/15/44(b)(c)	336,762
350,000	WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class AS, 3.660%, 8/15/45	361,627
164,000	WF-RBS Commercial Mortgage Trust, Series 2014-C23, Class A5, 3.917%, 10/15/57	176,325
	Total Commercial Mortgage-Backed Securities (Cost $7,494,573)	7,490,889

CORPORATE BONDS — 1.8%
	Diversified Telecommunication Services — 1.0%
350,000	Sprint Spectrum Co., LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 4.738%, 3/20/25(b)	372,054

	Equity Real Estate Investment Trusts (REITS) — 0.8%
250,000	American Tower Trust, 3.652%, 3/23/28(b)	268,874
	Total Corporate Bonds (Cost $600,000)	640,928

MORTGAGE-BACKED SECURITIES — 32.7%
	Fannie Mae — 21.6%
340,305	3.010%, 11/1/27, Pool #AN7299	355,541
500,000	3.515%, 4/1/28, Pool #AN9042	534,835
425,000	3.220%, 9/1/32, Pool #AN6850	440,174
124,086	5.500%, 6/1/38, Pool #984277	139,822
67,751	5.500%, 8/1/38, Pool #995072	76,389
100,276	4.500%, 9/1/39, Pool #AC1830	108,585
89,884	4.500%, 10/1/40, Pool #AE4855	97,376
155,582	3.500%, 2/1/41, Pool #AH5646	164,096
292,761	4.000%, 3/1/41, Pool #AH4008	312,807
81,581	4.500%, 6/1/41, Pool #AC9298	88,408
199,844	5.000%, 7/1/41, Pool #AI5595	219,968
279,937	4.000%, 9/1/41, Pool #AJ1717	299,108
329,687	3.500%, 6/1/42, Pool #AB5373	346,193
320,942	3.500%, 3/1/43, Pool #MA1372	332,210
95,189	4.500%, 10/1/44, Pool #MA2066	102,323
343,449	4.000%, 12/1/44, Pool #MA2127	362,771
402,555	3.500%, 1/1/45, Pool #Q30876	421,441
335,091	4.500%, 1/1/45, Pool #MA2158	360,121
339,776	3.500%, 3/1/45, Pool #AS4552	355,581
536,870	4.000%, 10/1/45, Pool #AL7487	566,376
291,359	4.000%, 11/1/46, Pool #MA2808	306,113
246,458	4.000%, 5/1/47, Pool #BE9598	258,295
477,491	3.500%, 6/1/47, Pool #BE3695	494,020
247,153	4.500%, 11/1/47, Pool #BM3286	261,131
489,521	3.500%, 12/1/47, Pool #CA0833	505,193

Continued

Principal
Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)
	Fannie Mae — (continued)
$328,223	4.500%, 5/1/48, Pool #CA1711	$346,616
		7,855,493
	Freddie Mac — 11.1%
115,641	4.000%, 11/1/32, Pool #ZS8993	122,506
466,292	3.000%, 6/1/34, Pool #SB0016	476,936
503,408	3.500%, 5/1/35, Pool #C91829	524,027
400,448	4.000%, 5/1/37, Pool #C91938	420,707
46,929	5.500%, 10/1/39, Pool #A89387	52,801
96,457	5.000%, 4/1/40, Pool #A91812	106,653
163,539	5.500%, 4/1/40, Pool #C03467	184,299
71,792	5.000%, 8/1/40, Pool #C03491	79,327
158,625	4.000%, 11/1/40, Pool #A94742	169,518
178,288	4.000%, 12/1/40, Pool #A95447	190,557
375,381	3.500%, 8/1/42, Pool #Q10324	394,517
511,926	3.500%, 3/1/43, Pool #U99045	536,725
330,872	3.500%, 3/1/45, Pool #U99124	346,900
406,357	4.000%, 4/1/46, Pool #Q40048	427,897
		4,033,370
	Ginnie Mae — 0.0%
17,360	4.000%, 12/20/40, Pool #755678	18,436
	Total Mortgage-Backed Securities (Cost $11,630,364)	11,907,299

Shares
MONEY MARKET FUND — 1.5%
565,395	Federated Treasury Obligations Fund, Institutional Shares, 1.84%(d)	565,395
	Total Money Market Fund (Cost $565,395)	565,395

Total Investments — 99.9% (Cost $35,288,207)		36,374,289
Net Other Assets (Liabilities) — 0.1%		40,774
NET ASSETS — 100.0%		$36,415,063

(a)         The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2019. The maturity date reflected is the final maturity date.

(b)         Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(c)          The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2019. The maturity date reflected is the final maturity date.

(d)         Represents the current yield as of report date.

STEP — Step Coupon Bond

Continued

Sterling Capital Kentucky Intermediate Tax-Free Fund

Schedule of Portfolio Investments

September 30, 2019

Principal
Amount		Fair Value
MUNICIPAL BONDS — 95.6%
	Kentucky — 95.6%
$300,000	Bowling Green Independent School District Finance Corp., School Improvements Revenue, (State Intercept), 5.000%, 8/1/24	$347,511
210,000	Bowling Green, KY, Advance Refunding G.O., Series C, Callable 6/1/26 @ 102, 4.000%, 6/1/27	246,141
250,000	Campbell Kenton & Boone Counties Sanitation District No. 1, Advance Refunding Revenue, Callable 8/1/26 @ 100, 5.000%, 8/1/29	306,680
195,000	Commonwealth of Kentucky, Certificate of Participation, Public Facilities, State Office Building Project, Callable 4/15/28 @ 100, OID, 4.000%, 4/15/48	212,905
300,000	Commonwealth of Kentucky, Certificate of Participation, Public Improvements, Callable 6/15/25 @ 100, 5.000%, 6/15/34	347,601
400,000	Eastern Kentucky University, Refunding Revenue, Series A, (State Intercept), 5.000%, 4/1/24	458,264
300,000	Eastern Kentucky University, University & College Improvements Revenue, Series A (State Intercept), 5.000%, 4/1/25	352,803
250,000	Fayette County School District Finance Corp., School Improvements Revenue, Series A, Callable 5/1/26 @ 100, (State Intercept), 4.000%, 5/1/38	275,110
200,000	Hopkinsville, KY, Refunding G.O., Series A, 4.000%, 10/1/24	224,366
300,000	Jefferson County School District Finance Corp., School Improvements Revenue Bonds (State Intercept), Series C, Callable 12/1/25 @ 100, 4.000%, 12/1/28	338,502
250,000	Jefferson County, KY, School District Finance Corp., School Improvements Revenue, Series A, Callable 4/1/25 @ 100, 5.000%, 4/1/27	294,430
125,000	Kenton County Airport Board, Airport & Marina Improvements Revenue, Callable 1/1/29 @ 100, 5.000%, 1/1/31	159,026
250,000	Kentucky Asset/Liability Commission, Project Notes, Federal Highway Trust Transit Improvements Revenue, First Series, Callable 9/1/23 @ 100, 5.250%, 9/1/25	284,157
400,000	Kentucky Association of Counties Finance Corp., Public Improvements Revenue, First Series B, 4.000%, 2/1/25	447,840
200,000	Kentucky Association of Counties Finance Corp., Water Utility Improvements Revenue, Series B, 5.000%, 2/1/26	239,560
210,000	Kentucky Bond Development Corp., Recreational Facility Improvements Revenue, Callable 9/1/28 @ 100, 5.000%, 9/1/35	256,874
250,000	Kentucky Rural Water Finance Corp., Flexible Term Program, Refunding & Improvements Revenue, Series B, Callable 2/1/20 @ 100, 4.000%, 2/1/21	252,123
200,000	Kentucky State Property & Building Commission, Project No. 114, University & College Improvements Revenue, Callable 10/1/26 @ 100, 5.000%, 10/1/28	242,448
250,000	Kentucky State Property & Building Commission, Project No. 116, University & College Improvements Revenue, (AGM-State Intercept), 5.000%, 10/1/26	303,923
200,000	Kentucky State Property & Building Commission, Project No. 117, Series B, Public Improvements Revenue, Callable 5/1/27 @ 100, 5.000%, 5/1/28	242,006
270,000	Kentucky State Property & Building Commission, Project No. 119, Public Improvements Revenue, Callable 5/1/28 @ 100, 5.000%, 5/1/37	323,128
280,000	Kentucky State Property & Building Commission, Refunding Revenue, Callable 8/1/25 @ 100, 5.000%, 8/1/31	326,578
250,000	Kentucky Turnpike Authority, Revitalization Projects, Revenue, Series A, 4.000%, 7/1/21	260,955
250,000	Laurel County, KY, Correctional Facilities Improvements G.O., Series A, Callable 5/1/27 @ 100, (BAM), 5.000%, 5/1/28	306,447
300,000	Laurel County, KY, School District Finance Corp., Refunding Revenue, Callable 3/1/25 @ 100 (State Intercept), 4.000%, 6/1/25	336,354
250,000	Lexington-Fayette Urban County Government Public Facilities Corp., Court Facilities Project, Current Refunding Revenue Bonds, Callable 10/1/26 @ 100, 5.000%, 10/1/27	304,533
250,000	Louisville & Jefferson County, KY, Metropolitan Government, Refunding G.O., Series F, Callable 11/1/24 @ 100, 4.000%, 11/1/26	281,513
250,000	Louisville & Jefferson County, KY, Metropolitan Sewer District, Sewer Refunding Revenue, Series A, Callable 11/15/21 @ 100, 5.000%, 5/15/30	268,085
325,000	Louisville & Jefferson County, Metropolitan Government, Center City Project, Refunding Notes, G.O., Callable 12/1/25 @ 100, 5.000%, 12/1/28	392,766
200,000	Louisville & Jefferson County, Metropolitan Sewer District, Sewer Improvements Revenue, Series A, 5.000%, 5/15/25	239,252
170,000	McCracken County School District Finance Corp., School Building Revenue Bonds, School Improvements Revenue, (State Intercept), 5.000%, 6/1/22	185,012
300,000	Murray, KY, School District Finance Corp., School Improvements Revenue, (State Intercept), 5.000%, 3/1/27	368,094
250,000	Owensboro, KY, Public Improvements G.O., Series A, 4.000%, 5/1/22	265,697
200,000	Russell, KY, Bon Secours Health System, Refunding Revenue, Callable 11/1/22 @ 100, 5.000%, 11/1/26	221,696

See accompanying Notes to the Financial Statements.

Principal
Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Kentucky — (continued)
$250,000	Taylor County Public Courthouse Corp., Justice Center Project, Refunding Revenue, Callable 9/1/26 @ 100, 4.000%, 9/1/27	$280,270
	Total Municipal Bonds (Cost $9,711,068)	10,192,650

Shares
MONEY MARKET FUND — 3.3%
355,919	Federated Treasury Obligations Fund, Institutional Shares, 1.84%(a)	355,919
	Total Money Market Fund (Cost $355,919)	355,919
Total Investments — 98.9% (Cost $10,066,987)		10,548,569
Net Other Assets (Liabilities) — 1.1%		119,876
NET ASSETS — 100.0%		$10,668,445

(a)         Represents the current yield as of report date.

AGM — Assured Guaranty Municipal Corp.

BAM — Build America Mutual

G.O. — General Obligation

OID — Original Issue Discount

Continued

Sterling Capital Maryland Intermediate Tax-Free Fund

Schedule of Portfolio Investments

September 30, 2019

Principal
Amount		Fair Value
MUNICIPAL BONDS — 96.8%
	District of Columbia — 3.0%
$350,000	Washington Metropolitan Area Transit Authority, Series A-1, Advance Refunding Revenue Bonds, 5.000%, 7/1/26	$430,588

	Maryland — 93.8%
415,000	Anne Arundel County, MD, Consolidated Water & Sewer Improvements, G.O., Callable 10/1/29 @100, 5.000%, 10/1/31	543,293
475,000	Baltimore City, MD, Consolidated Public Improvements, Refunding G.O., Series B, Callable 10/15/22 @ 100, 5.000%, 10/15/23	527,435
500,000	Baltimore City, MD, Senior Refunding Revenue Bonds, Series D, Callable 1/1/25 @ 100, 5.000%, 7/1/30	589,030
400,000	Calvert County, MD, County Commissioners Public Improvements, School Improvements G.O., Callable 7/1/29 @100, 4.000%, 7/1/31	479,088
400,000	Cecil County, MD, Consolidated Public School Improvements, Advance Refunding G.O., 4.000%, 2/1/24	445,576
250,000	Charles County, MD, Consolidated Public School Improvements G.O., Callable 7/15/23 @ 100, 5.000%, 7/15/25	284,657
400,000	Dorchester County, MD, Telecommunications Improvements, G.O., Callable 1/1/28 @ 100, 5.000%, 1/1/31	503,896
275,000	Howard County, MD, Housing Commission, General Capital Improvement Program, Local Multifamily Housing Revenue, 4.000%, 6/1/22	290,887
420,000	Maryland Economic Development Corp., Public Health Laboratory Public Improvements Revenue, Callable 6/1/21 @ 100, 5.000%, 6/1/26	444,881
250,000	Maryland Health & Higher Educational Facilities Authority, Anne Arundel Health System, Advance Refunding Revenue Bonds, Callable 7/1/27 @ 100, 5.000%, 7/1/28	306,487
300,000	Maryland Health & Higher Educational Facilities Authority, Broadmead Issue, Hospital, Nursing Home Improvements, Refunding Revenue, Series A, Callable 7/1/25 @ 100, 5.000%, 7/1/43	345,129
500,000	Maryland Health & Higher Educational Facilities Authority, Calvert Health System, Health, Hospital, Nursing Home Improvements, Refunding Revenue, Callable 07/01/23 @ 100, OID, 5.000%, 7/1/38	546,870
250,000	Maryland Health & Higher Educational Facilities Authority, Greater Baltimore Medical Center, Refunding Revenue, Series A, Callable 7/1/22 @ 100, 5.000%, 7/1/26	274,310
500,000	Maryland Health & Higher Educational Facilities Authority, Johns Hopkins Health System, Health, Hospital, Nursing Home Improvements Revenue, Callable 7/1/22 @ 100, 5.000%, 7/1/25	550,190
470,000	Maryland Health & Higher Educational Facilities Authority, Lifebridge Health, Current Refunding Revenue Bonds, Callable 7/1/27 @ 100, 5.000%, 7/1/32	568,512
250,000	Maryland Health & Higher Educational Facilities Authority, Maryland Institute College of Art, Refunding Revenue, Callable 6/1/22 @ 100, 5.000%, 6/1/23	273,595
400,000	Maryland Health & Higher Educational Facilities Authority, Meritus Medical Center Issue, Refunding Revenue, 5.000%, 7/1/22	437,192
500,000	Maryland Stadium Authority, Construction & Revitalization, School Improvements Revenue, Callable 5/1/28 @ 100, 5.000%, 5/1/35	616,275
400,000	Maryland Stadium Authority, Refunding Revenue, 5.000%, 6/15/23	452,872
500,000	Montgomery County, MD, Consolidated Public Improvements, Refunding G.O., Series A, Callable 11/1/28 @ 100, 5.000%, 11/1/32	640,605
500,000	Montgomery County, MD, Department Liquor Control Public Improvements Revenue, Series A, Callable 4/1/21 @ 100, OID, 4.500%, 4/1/26	522,895
500,000	Montgomery County, MD, West Germantown Development District, Refunding, Special Tax, 4.000%, 7/1/23	545,760
400,000	Prince George’s County, MD, Consolidated Public School Improvements, G.O., Series A, Callable 9/1/24 @ 100, 4.000%, 9/1/25	451,376
500,000	St Mary’s College of Maryland, Academic Fees & Auxiliary, Refunding Revenue, (BAM), 4.000%, 9/1/25	571,285
250,000	State of Maryland, State and Local Facilities Loan First Series, Public Improvements, G.O., Callable 3/15/29 @ 100, 5.000%, 3/15/32	323,130
400,000	Washington Suburban Sanitary Commission, Consolidated Public Water Utility Improvements, G.O., 4.000%, 6/1/24	448,724
400,000	Washington Suburban Sanitary Commission, Consolidated Public Water Utility Improvements, G.O., Callable 6/1/26 @ 100, 5.000%, 6/1/27	492,828
500,000	Washington Suburban Sanitary Commission, Consolidated Public Water Utility Improvements, G.O., Callable 6/1/26 @ 100, 5.000%, 6/1/38	599,125
400,000	Worcester County, MD, Consolidated Public Improvements, School Improvements G.O., Callable 8/1/29 @100, 4.000%, 8/1/32	475,684
		13,551,587
	Total Municipal Bonds (Cost $13,272,813)	13,982,175

See accompanying Notes to the Financial Statements.

Shares
MONEY MARKET FUND—2.1%
306,096	Federated Treasury Obligations Fund, Institutional Shares, 1.84%(a)	$306,096
	Total Money Market Fund (Cost $306,096)	306,096
Total Investments — 98.9% (Cost $13,578,909)		14,288,271
Net Other Assets (Liabilities) — 1.1%		152,695
NET ASSETS — 100.0%		$14,440,966

(a)         Represents the current yield as of report date.

BAM — Build America Mutual

G.O. — General Obligation

OID — Original Issue Discount

Continued

Sterling Capital North Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments

September 30, 2019

Principal
Amount		Fair Value
MUNICIPAL BONDS — 95.3%
	North Carolina — 95.3%
$2,405,000	Appalachian State University, University & College Improvements Revenue, Callable 10/1/21 @ 100, 4.750%, 10/1/27	$2,569,045
1,000,000	Beaufort County, NC, Refunding Revenue Limited Obligation, Callable 6/1/22 @ 100, 5.000%, 6/1/24	1,089,960
1,000,000	Beaufort County, NC, Refunding Revenue Limited Obligation, Callable 6/1/22 @ 100, 5.000%, 6/1/26	1,086,400
1,000,000	Broad River Water Authority, Water System Refunding Revenue, 5.000%, 6/1/24	1,153,670
1,025,000	Buncombe County Metropolitan Sewerage District, Sewer Improvements Revenue, Callable 7/1/24 @ 100, 5.000%, 7/1/39	1,175,060
1,475,000	Buncombe County, NC, Advance Refunding Revenue Limited Obligation, Callable 6/1/25 @ 100, 5.000%, 6/1/28	1,763,805
1,010,000	Cape Fear Public Utility Authority, Advance Refunding Revenue Bonds, 5.000%, 8/1/25	1,215,222
1,475,000	Cape Fear Public Utility Authority, Water & Sewer System, Improvements Refunding Revenue, Callable 8/1/21 @ 100, 5.000%, 8/1/26	1,573,943
1,535,000	Cape Fear Public Utility Authority, Water & Sewer System, Improvements Refunding Revenue, Callable 8/1/21 @ 100, 5.000%, 8/1/28	1,637,968
1,000,000	Charlotte, NC, Charlotte Douglas International Airport Refunding Revenue, Callable 7/1/24 @ 100, 5.000%, 7/1/31	1,149,350
1,000,000	Charlotte, NC, Convention Facility, Refunding Revenue, Certification of Participation, Callable 06/01/29 @ 100, 5.000%, 6/1/30	1,302,600
1,000,000	Charlotte, NC, Convention Facility, Refunding Revenue, Certification of Participation, Callable 06/01/29 @ 100, 5.000%, 6/1/31	1,294,340
1,000,000	Charlotte, NC, Convention Facility, Refunding Revenue, Certification of Participation, Callable 06/01/29 @ 100, 5.000%, 6/1/32	1,289,310
2,275,000	Charlotte, NC, Recreational Facilities Improvements Revenue, Callable 12/1/28 @ 100, 5.000%, 12/1/33	2,897,303
1,520,000	Charlotte, NC, Recreational Facilities Improvements Revenue, Callable 12/1/28 @ 100, 5.000%, 12/1/34	1,925,232
2,180,000	Charlotte, NC, Refunding G.O., Series A, Callable 6/1/29 @ 100, 5.000%, 6/1/30	2,871,649
1,875,000	Charlotte, NC, Refunding Revenue G.O., Series A, 5.000%, 7/1/25	2,262,375
2,295,000	Charlotte, NC, Water & Sewer System Revenue, Refunding Revenue, 5.000%, 7/1/27	2,914,811
3,000,000	Charlotte, NC, Water & Sewer System Revenue, Refunding Revenue, Callable 07/01/28 @ 100, 5.000%, 7/1/36	3,794,610
2,035,000	Chatham County, NC, Refunding Revenue (County Guaranteed), 5.000%, 12/1/28	2,484,409
2,000,000	Concord, NC, Utilities Systems, Refunding Revenue, Series B, Callable 12/1/19 @ 100, 5.000%, 12/1/22	2,011,760
2,500,000	Durham Capital Financing Corp., Refunding Revenue Limited Obligation, Callable 6/1/23 @ 100, 5.000%, 6/1/38	2,774,975
1,225,000	East Carolina University, University & College Improvements Revenue, Series A, Callable 4/1/26 @ 100, 5.000%, 10/1/27	1,498,616
1,000,000	Elizabeth City State University, Board of Governors of NC, Advance Refunding Revenue Bonds (AGM), 5.000%, 4/1/40	1,235,660
1,750,000	Fayetteville, NC, Public Works Commission, Electric Light & Power Improvements Revenue, Callable 3/1/24 @ 100, 4.000%, 3/1/27	1,934,957
1,690,000	Fayetteville, NC, Public Works Commission, Multi-Utility Improvements Revenue, Callable 3/1/28 @ 100, 5.000%, 3/1/29	2,155,274
3,000,000	Forsyth County NC, Public Improvements, G.O., Series B, Callable 3/1/29 @ 100, 5.000%, 3/1/31	3,921,120
2,200,000	Forsyth County NC, Refunding Revenue, G.O., 5.000%, 7/1/26	2,728,924
1,675,000	Guilford County, NC, Advance Refunding, G.O., Series A, Callable 2/1/26 @ 100, 5.000%, 2/1/28	2,045,594
2,075,000	High Point, NC, Combined Water & Sewer System, Advance Refunding Revenue Bonds, 5.000%, 11/1/26	2,586,446
1,010,000	Holly Springs, NC, Public Improvements Revenue, Callable 10/1/24 @ 100, 5.000%, 10/1/27	1,172,559
1,195,000	Monroe, NC, Advance Refunding Revenue Bonds, Callable 3/1/26 @ 100, 5.000%, 3/1/29	1,447,874
1,465,000	Moore County, Advance Refunding Revenue, G.O., 5.000%, 6/1/28	1,886,627
1,000,000	North Carolina Agricultural & Technical State University, Series A, Refunding Revenue, Callable 10/1/25 @ 100, 5.000%, 10/1/32	1,183,030
1,215,000	North Carolina Agricultural & Technical State University, Series A, Refunding Revenue, Callable 10/1/25 @100, 5.000%, 10/1/34	1,430,517
1,305,000	North Carolina Capital Facilities Finance Agency, Johnson & Wales University Project, Refunding Revenue, 5.000%, 4/1/21	1,368,397
1,000,000	North Carolina Capital Facilities Finance Agency, Johnson & Wales University Project, Refunding Revenue, Callable 4/1/23 @ 100, 5.000%, 4/1/25	1,097,410
840,000	North Carolina Capital Facilities Finance Agency, Meredith College Project, Refunding Revenue, 5.000%, 6/1/24	961,750
750,000	North Carolina Capital Facilities Finance Agency, Meredith College Project, Refunding Revenue, 5.000%, 6/1/25	877,313
1,045,000	North Carolina Capital Facilities Finance Agency, The Arc of North Carolina Project, Refunding Revenue, (Housing and Urban Development, Section 8), 5.000%, 10/1/25	1,208,020

See accompanying Notes to the Financial Statements.

Principal
Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$1,750,000	North Carolina Capital Facilities Finance Agency, The Arc of North Carolina Project, Refunding Revenue, Callable 10/1/27 @ 100 (Housing and Urban Development, Section 8), 5.000%, 10/1/34	$2,054,185
1,205,000	North Carolina Central University, University & College Improvements, Revenue Bonds, Callable 04/01/29 @ 100, 5.000%, 4/1/33	1,507,527
1,000,000	North Carolina Central University, University & College Improvements, Revenue Bonds, Callable 04/01/29 @ 100, 5.000%, 4/1/37	1,236,920
715,000	North Carolina Eastern Municipal Power Agency, Electric, Lights & Power Improvements Revenue, Series A, OID, 6.400%, 1/1/21	740,761
4,315,000	North Carolina Medical Care Commission, Health Care Facilities, Deerfield Episcopal Retirement, Advance Refunding Revenue, Callable 11/1/26 @ 100, 5.000%, 11/1/37	5,048,119
5,000,000	North Carolina Medical Care Commission, Health Care Facilities, Duke University Health System, Health, Hospital, Nursing Home Improvements Revenue, Callable 6/1/22 @ 100, Series A, 5.000%, 6/1/32	5,449,800
1,530,000	North Carolina Medical Care Commission, North Carolina Baptist Hospital, Refunding Revenue, Callable 6/1/20 @ 100, 5.250%, 6/1/29	1,568,342
635,000	North Carolina Medical Care Commission, United Methodist Retirement Homes, Refunding Revenue, Callable 10/1/23 @ 103, 5.000%, 10/1/30	720,192
650,000	North Carolina Medical Care Commission, United Methodist Retirement Homes, Refunding Revenue, Callable 10/1/23 @ 103, 5.000%, 10/1/31	735,384
1,000,000	North Carolina Medical Care Commission, United Methodist Retirement Homes, Refunding Revenue, Callable 10/1/23 @ 103, 5.000%, 10/1/37	1,118,610
2,780,000	North Carolina Medical Care Commission, Vidant Health Care Facilities, Refunding Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/24	3,036,955
2,000,000	North Carolina State University at Raleigh, Refunding Revenue, Series A, Callable 10/1/23 @ 100, 5.000%, 10/1/28	2,277,860
3,000,000	North Carolina State, Advance Refunding Revenue Bonds, Series B, Callable 5/1/27 @ 100, 5.000%, 5/1/28	3,757,020
4,385,000	North Carolina State, Advance Refunding, Revenue, Series B, Callable 5/1/27 @ 100, 5.000%, 5/1/30	5,444,811
2,645,000	North Carolina State, Refunding Revenue G.O., Series B, 5.000%, 6/1/25	3,188,785
1,250,000	North Carolina Turnpike Authority, Senior Lien, Advance Refunding Revenue (AGM), 5.000%, 1/1/26	1,494,300
1,500,000	North Carolina Turnpike Authority, Senior Lien, Advance Refunding Revenue (AGM), 5.000%, 1/1/27	1,834,155
2,100,000	North Carolina Turnpike Authority, Senior Lien, Advance Refunding Revenue (AGM), Callable 1/1/27 @ 100, 5.000%, 1/1/28	2,560,992
1,660,000	Northern Hospital District Of Surry County, Advance Refunding Revenue, 5.000%, 10/1/27	1,976,014
1,210,000	Pender County, NC, Limited Obligation Refunding Revenue, Callable 6/1/22 @ 100, 5.000%, 6/1/26	1,321,175
1,060,000	Pitt County, NC, Advance Refunding Revenue Bonds, Series B, Callable 10/1/26 @ 100, 5.000%, 4/1/30	1,296,422
1,395,000	Pitt County, NC, Certificate of Participation, Refunding, Callable 4/1/22 @ 100, 5.000%, 4/1/25	1,517,495
2,160,000	Raleigh Durham Airport Authority, Refunding Revenue, Series B1, Callable 5/1/20 @ 100, 5.000%, 11/1/28	2,204,021
1,500,000	Raleigh, NC, Combined Enterprise System, Refunding Revenue, Series A, Callable 3/1/23 @ 100, 5.000%, 3/1/27	1,685,490
1,615,000	Raleigh, NC, Combined Enterprise System, Refunding Revenue, Series A, Callable 3/1/23 @ 100, 5.000%, 3/1/28	1,812,401
1,000,000	Raleigh, NC, Refunding Revenue, Callable 02/1/26 @ 100, 5.000%, 2/1/27	1,218,620
1,985,000	Sampson County, NC, Refunding Revenue, Callable 12/1/25 @ 100, 5.000%, 12/1/26	2,390,794
720,000	Surry County, NC, School Improvements, Revenue Bonds, Callable 06/01/29 @ 100, 5.000%, 6/1/30	933,394
1,025,000	Surry County, NC, School Improvements, Revenue Bonds, Callable 06/01/29 @ 100, 4.000%, 6/1/35	1,185,207
870,000	Town of Oak Island, NC, Combined Enterprise System, Advance Refunding Revenue (AGM), 5.000%, 6/1/25	1,032,098
1,000,000	Union County, NC, Enterprise Systems, Refunding Revenue, Series A, Callable 12/1/21 @ 100, 4.000%, 12/1/22	1,058,900
2,235,000	Union County, NC, Enterprise Systems, Water Utility Improvements, Refunding Revenue, Series A, Callable 06/01/29 @ 100, 4.000%, 6/1/38	2,596,891
2,205,000	Union County, NC, Refunding G.O., Series A, 5.000%, 3/1/22	2,402,700
1,000,000	Union County, NC, Refunding Revenue, 5.000%, 12/1/23	1,148,400
2,000,000	Union County, NC, University & College Improvements G.O., Series C, Callable 9/1/29 @ 100, 4.000%, 9/1/31	2,428,040
1,695,000	University of North Carolina at Greensboro, University & College Improvements Revenue, Callable 4/1/24 @ 100, 5.000%, 4/1/28	1,949,047
2,735,000	University of North Carolina System, Appalachian State University, Unrefunded Revenue, Callable 4/1/20 @ 100, 5.250%, 10/1/22	2,786,856

Continued

Principal
Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$1,485,000	University of North Carolina System, Asheville/Wilmington, Refunding Revenue, Series C, Callable 4/1/20 @ 100 (Assured Guaranty), 5.250%, 10/1/24	$1,513,304
1,985,000	Wake County, NC, Advance Refunding Revenue Bonds, Series A, Callable 12/1/26 @ 100, 5.000%, 12/1/28	2,462,631
1,585,000	Wake County, NC, Public Improvements, G.O., Series A, Callable 3/1/28 @ 100, 5.000%, 3/1/30	2,030,496
2,025,000	Wake County, NC, Public Improvements, G.O., Series A, Callable 3/1/29 @ 100, 5.000%, 3/1/30	2,657,367
2,000,000	Wake County, NC, School Improvements, Revenue Bonds, Callable 9/1/29 @ 100, 5.000%, 9/1/30	2,620,560
1,270,000	Wake County, NC, School Improvements, Revenue Bonds, Series A, 5.000%, 9/1/29	1,672,565
2,125,000	Watauga Public Facilities Corp., Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/24	2,331,337
1,000,000	Watauga Public Facilities Corp., Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/26	1,097,100
1,000,000	Winston-Salem State University Foundation LLC, Refunding Revenue, Callable 4/1/22 @ 100, 5.000%, 4/1/25	1,076,800
1,000,000	Winston-Salem, NC, Transit Improvements, Refunding Revenue, Series C, Callable 6/1/24 @ 100, 5.000%, 6/1/30	1,155,620
1,165,000	Winston-Salem, NC, Water & Sewer System, Refunding Revenue, Series A, 5.000%, 6/1/24	1,362,339
1,875,000	Winston-Salem, NC, Water & Sewer System, Refunding Revenue, Series A, Callable 6/1/24 @ 100, 5.000%, 6/1/25	2,192,606
1,000,000	Winston-Salem, NC, Water & Sewer System, Refunding Revenue, Series A, Callable 6/1/24 @ 100, 5.000%, 6/1/28	1,162,970
	Total Municipal Bonds (Cost $164,028,683)	173,032,263

Shares
MONEY MARKET FUND — 3.3%
5,957,402	Federated Treasury Obligations Fund, Institutional Shares, 1.84%(a)	5,957,402
	Total Money Market Fund (Cost $5,957,402)	5,957,402
Total Investments — 98.6% (Cost $169,986,085)		178,989,665
Net Other Assets (Liabilities) — 1.4%		2,496,508
NET ASSETS — 100.0%		$181,486,173

(a)         Represents the current yield as of report date.

AGM — Assured Guaranty Municipal Corp.

G.O. — General Obligation

OID — Original Issue Discount

Continued

Sterling Capital South Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments

September 30, 2019

Principal
Amount		Fair Value
MUNICIPAL BONDS — 97.3%
	South Carolina — 97.3%
$1,000,000	Aiken County, SC, Consolidated School District, School Improvements G.O., Series A, Callable 4/1/29 @ 100, (SCSDE), 4.000%, 4/1/34	$1,170,390
1,000,000	Aiken County, SC, Consolidated School District, Special Obligation Bonds, School Improvements Revenue, Callable 6/1/29 @ 100, 4.000%, 6/1/31	1,183,970
850,000	Aiken County, SC, Consolidated School District, Special Obligation Bonds, School Improvements Revenue, Callable 6/1/29 @ 100, 4.000%, 6/1/33	999,617
1,770,000	Anderson County, SC, School District No. 2, Refunding, G.O., (SCSDE), 5.000%, 3/1/24	2,047,802
1,515,000	Anderson County, SC, School District No. 4, Refunding, G.O., Series A, Callable 3/1/25 @ 100, (SCSDE), 5.000%, 3/1/28	1,796,835
1,000,000	Anderson Regional Joint Water System, Refunding Revenue, Series A, Callable 7/15/21 @ 100, 5.000%, 7/15/25	1,062,490
1,000,000	Beaufort-Jasper Water & Sewer Authority, Advance Refunding Revenue, Series B, 5.000%, 3/1/24	1,156,950
1,000,000	Beaufort-Jasper Water & Sewer Authority, Advance Refunding Revenue, Series B, 5.000%, 3/1/25	1,189,480
425,000	Charleston County, Airport District Port, Airport & Marina Improvements Revenue, Callable 7/1/29 @100, 5.000%, 7/1/30	551,722
1,000,000	Charleston County, SC, Port, Airport & Marina Improvements Revenue, 5.000%, 12/1/22	1,114,880
1,500,000	Charleston Educational Excellence Finance Corp., Charleston County School Refunding Revenue, 5.000%, 12/1/21	1,618,755
1,000,000	Charleston Public Facilities Corp., Charleston City Project Series, Parking Facilities Improvement Revenue, Callable 9/1/27 @ 100, 5.000%, 9/1/29	1,257,700
1,215,000	Charleston, SC, Waterworks & Sewer System Revenue, Advance Refunding Revenue, Series A, Callable 7/1/26 @ 100, 4.000%, 1/1/41	1,359,864
1,355,000	Coastal Carolina University, University & College Improvements Revenue, Callable 6/1/24 @ 100, 5.000%, 6/1/34	1,534,497
1,295,000	College of Charleston, University & College Improvements Refunding Revenue, Series A, Callable 4/1/21 @ 100, 5.000%, 4/1/25	1,361,097
1,000,000	College of Charleston, University & College Improvements Revenue, Series A, Callable 4/1/24 @ 100, 5.000%, 4/1/25	1,146,600
1,000,000	College of Charleston, University & College Improvements Revenue, Series B, 5.000%, 4/1/27	1,239,390
1,650,000	Columbia, SC, Waterworks & Sewer System Revenue, Water & Sewer Utility Improvements Revenue, Callable 2/1/28 @ 100, 5.000%, 2/1/48	1,999,784
1,135,000	East Richland County Public Service District, Refunding Revenue, 4.000%, 1/1/22	1,197,754
1,000,000	Florence County, SC, McLeod Regional Medical Center Project, Refunding Revenue, Callable 11/1/24 @ 100, 5.000%, 11/1/28	1,164,360
1,100,000	Florence County, SC, McLeod Regional Medical Center Project, Refunding Revenue, Callable 11/1/24 @ 100, 5.000%, 11/1/33	1,261,425
1,000,000	Georgetown County, SC, School District, School Improvements, G.O., Callable 3/1/28 @ 100 (SCSDE), 4.000%, 3/1/30	1,184,700
1,000,000	Greenville County, SC, School District Building Refunding Revenue, 5.000%, 12/1/22	1,113,560
1,000,000	Greenville Health System, Hospital System Board, Refunding Revenue, Callable 5/1/22 @ 100, 5.000%, 5/1/31	1,075,870
1,415,000	Greenville Health System, Hospital System Board, Series B, Callable 05/01/24 @ 100, 5.000%, 5/1/31	1,605,105
1,000,000	Greenwood County, SC, Self Regional Healthcare Refunding Revenue, Series B, Callable 4/1/22 @ 100, 5.000%, 10/1/24	1,083,180
2,025,000	Horry County, SC, School District, Refunding, G.O., Series B (SCSDE), 5.000%, 3/1/23	2,275,412
1,000,000	Kershaw County, SC, Kershaw County School District Project, Refunding Revenue, 5.000%, 12/1/23	1,137,950
1,855,000	Lancaster County SC, Lancaster School District, School Improvements, G.O. (SCSDE), Callable 3/1/27 @ 100, 4.000%, 3/1/28	2,177,084
1,600,000	Lancaster Educational Assistance Program, Inc., SC, Lancaster County School District Refunding Revenue, Callable 12/1/23 @ 100, 5.000%, 12/1/24	1,817,248
1,500,000	Lexington County, School District No. 2 , G.O., Series C, Callable 3/1/27 @ 100, (SCSDE), 5.000%, 3/1/29	1,868,940
1,345,000	Lexington County, School District No. 2, G.O., Series C, Callable 3/1/27 @ 100, (SCSDE), 5.000%, 3/1/30	1,665,527
1,000,000	Lugoff-Elgin Water Authority, Refunding Revenue, Series B, Callable 7/1/26 @ 100, 5.000%, 7/1/30	1,203,710
1,460,000	Newberry, SC, Refunding Revenue (AGM), 5.000%, 4/1/24	1,674,722
1,485,000	Orangeburg County, SC, Correctional Facilities Improvements, Installment Purchase Revenue Bonds, Callable 12/1/27 @ 100, 5.000%, 12/1/29	1,852,567
1,570,000	Orangeburg County, SC, School District No. 4, School Improvements Refunding, G.O., Series A (SCSDE), 5.000%, 3/1/24	1,816,412
1,000,000	Piedmont Municipal Power Agency, Power System Refunding Revenue, Series B, Callable 1/1/22 @ 100, 4.000%, 1/1/23	1,051,300
1,640,000	Richland County, SC, School District No. 2, Refunding Bonds, G.O., Series B, Callable 3/1/27 @ 100, (SCSDE), 4.000%, 3/1/29	1,916,110
1,000,000	Rock Hill, SC, Combined Utility System, Refunding Revenue, Series A, Callable 1/1/22 @100 (AGM), 5.000%, 1/1/23	1,077,070

See accompanying Notes to the Financial Statements.

Principal
Amount		Fair Value
MUNICIPAL BONDS — (continued)
	South Carolina — (continued)
$1,000,000	Rock Hill, SC, Hospital Fee Pledge, Refunding Revenue, Callable 4/1/23 @100, 5.000%, 4/1/33	$1,103,100
1,500,000	SCAGO Educational Facilities Corp. for Cherokee School District No. 1, Refunding Revenue, 5.000%, 12/1/24	1,758,690
1,135,000	SCAGO Educational Facilities Corp. for Colleton School District, Refunding Revenue, 5.000%, 12/1/20	1,180,502
790,000	SCAGO Educational Facilities Corp. for Union School District, Refunding Revenue, 5.000%, 12/1/21	845,521
850,000	South Carolina Jobs-Economic Development Authority, AnMed Health Project, Advance Refunding Revenue Bonds, Callable 2/1/26 @ 100, 5.000%, 2/1/29	998,147
1,000,000	South Carolina Jobs-Economic Development Authority, Bons Secours Health System, Inc., Refunding Revenue, Callable 11/1/22 @ 100, 5.000%, 11/1/24	1,111,680
1,500,000	South Carolina Jobs-Economic Development Authority, Conway Hospital Income Project, Health, Hospital, Nursing Home Improvements Revenue, Callable 7/1/22 @ 100, 5.000%, 7/1/23	1,647,990
1,540,000	South Carolina Jobs-Economic Development Authority, Wofford College Project, University & College Improvements Revenue, Callable 4/1/29 @ 100, 5.000%, 4/1/44	1,829,335
1,000,000	South Carolina Jobs-Economic Development Authority, Wofford College Project, University & College Improvements Revenue, Callable 4/1/29 @ 100, 5.000%, 4/1/49	1,180,630
1,400,000	South Carolina State Fiscal Accountability Authority, Department of Mental Health Project, Callable 4/01/27 @ 100, 5.000%, 10/1/37	1,693,706
1,250,000	South Carolina Transportation Infrastructure Bank, Advance Refunding Revenue, Series A, 5.000%, 10/1/23	1,429,950
1,000,000	South Carolina Transportation Infrastructure Bank, Advance Refunding Revenue, Series A, Callable 10/1/27 @ 100 (AGM-CR), 5.000%, 10/1/38	1,222,620
1,740,000	Spartanburg, SC, Water System Revenue, Water Utility Improvements Refunding Revenue, Series B, Callable 6/1/27 @ 100, 5.000%, 6/1/39	2,113,682
1,235,000	State of South Carolina, Refunding Revenue, G.O., Series D, Callable 4/1/26 @ 100 (State Aid Withholding), 5.000%, 4/1/28	1,514,715
1,195,000	State of South Carolina, University & College Improvements, G.O., Series B, Callable 10/1/27 @ 100 (State Aid Withholding), 5.000%, 4/1/30	1,515,678
1,150,000	Town of Mount Pleasant, SC, Public Facilities, G.O., Callable 6/1/28 @ 100, 5.000%, 6/1/30	1,483,776
	Total Municipal Bonds (Cost $73,894,373)	77,641,551

Shares
MONEY MARKET FUND — 1.6%
1,279,764	Federated Treasury Obligations Fund, Institutional Shares, 1.84%(a)	1,279,764
	Total Money Market Fund (Cost $1,279,764)	1,279,764
Total Investments — 98.9% (Cost $75,174,137)		78,921,315
Net Other Assets (Liabilities) — 1.1%		865,114
NET ASSETS — 100.0%		$79,786,429

(a)         Represents the current yield as of report date.

AGM — Assured Guaranty Municipal Corp.

G.O. — General Obligation

SCAGO — South Carolina Association of Governmental Organizations

SCSDE — South Carolina School District Enhancement

Continued

Sterling Capital Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments

September 30, 2019

Principal
Amount		Fair Value
MUNICIPAL BONDS — 98.6%
	District of Columbia — 3.6%
$1,160,000	Metropolitan Washington Airports Authority, Port, Airport & Marina Improvement Revenue, Series A, Callable 10/1/20 @ 100, 5.000%, 10/1/23	$1,204,509
1,325,000	Washington Metropolitan Area Transit Authority, DC, Transit Improvements Revenue, Callable 7/1/27 @ 100, 5.000%, 7/1/36	1,621,230
		2,825,739
	Virginia — 95.0%
1,730,000	Albemarle County, VA, Economic Development Authority, Albemarle County Project, Public Improvements Revenue, Callable 6/1/22 @ 100, 5.000%, 6/1/23	1,898,000
1,240,000	Albemarle County, VA, Economic Development Authority, Public Improvements Revenue, 5.000%, 6/1/27	1,560,552
1,365,000	Albemarle County, VA, School Improvements G.O., (State Aid Withholding), 5.000%, 6/1/26	1,693,405
1,000,000	Alexandria, VA, Refunding G.O. (State Aid Withholding), 5.000%, 6/15/21	1,063,320
1,450,000	Arlington County, VA, Public Improvements G.O., Callable 8/15/27 @ 100, 5.000%, 8/15/30	1,841,399
1,500,000	Arlington County, VA, Public Improvements G.O., Series A, Callable 8/15/27 @ 100, 5.000%, 8/15/29	1,910,295
1,085,000	Chesapeake Bay Bridge & Tunnel District, First Tier General Resolution, Highway Improvements, Revenue Bonds, Callable 7/1/26 @ 100 (AGM), 5.000%, 7/1/41	1,288,644
1,770,000	Chesapeake, VA, Public Improvements, Refunding G.O., Series A, Callable 8/1/27 @ 100, 5.000%, 8/1/30	2,232,430
1,000,000	Chesterfield County, VA, School District, School Public Improvement, G.O., Series A, Callable 1/1/28 @ 100 (State Aid Withholding), 4.000%, 1/1/31	1,183,690
1,145,000	Culpeper County, VA, Economic Development Authority, VA Capital Projects, Refunding Revenue, Callable 6/1/24 @ 100, 4.000%, 6/1/26	1,276,274
2,500,000	Fairfax County, VA, Economic Development Authority, Laurel Hill Public Facilities Project, Refunding Revenue, Series A, 5.000%, 6/1/22	2,744,850
2,000,000	Fairfax County, VA, School District, School Public Improvements G.O., Series A, Callable 4/01/29 @ 100 (State Aid Withholding), 5.000%, 10/1/31	2,610,160
1,000,000	Fredericksburg Economic Development Authority, Mary Washington Healthcare Obligation Group, Refunding Revenue, Callable 6/15/24 @ 100, 5.000%, 6/15/26	1,154,420
1,680,000	Henrico County, VA, Economic Development Authority, Westminster Canterbury Project, Current Refunding, Callable 10/1/24 @ 100, 5.000%, 10/1/28	1,971,026
1,700,000	Leesburg, VA, Refunding G.O., Callable 1/15/24 @ 100, (State Aid Withholding), 4.000%, 1/15/27	1,887,782
1,000,000	Leesburg, VA, Refunding G.O., Callable 1/15/25 @ 100, (State Aid Withholding), 5.000%, 1/15/27	1,188,050
1,000,000	Loudoun County, VA, Economic Development Authority, Public Improvements Revenue, Callable 12/1/24 @ 100, 5.000%, 12/1/27	1,175,720
1,365,000	Loudoun County, VA, Industrial Development Authority, Refunding Revenue, 4.000%, 12/15/22	1,480,534
1,250,000	Loudoun County, VA, Public Improvements, Advance Refunding G.O., Series A, Callable 12/1/25 @ 100, 5.000%, 12/1/26	1,519,113
1,000,000	Lynchburg Economic Development Authority, Current Refunding Revenue Bonds, Series A, 5.000%, 1/1/26	1,199,380
1,810,000	Manassas, VA, Public Improvements, Public Facilities G.O., Callable 7/1/29 @ 100 (State Aid Withholding), 4.000%, 7/1/33	2,166,099
1,000,000	Newport News, VA, General Water Improvements, Refunding G.O., Series B, 5.250%, 7/1/21	1,069,260
1,500,000	Newport News, VA, Public Improvements, G.O., Series A (State Aid Withholding), 5.000%, 2/1/29	1,966,200
1,000,000	Norfolk, VA, Economic Development Authority, Bon Secours Health System, Inc., Refunding Revenue, Callable 11/1/22 @ 100, 5.000%, 11/1/29	1,105,290
1,000,000	Norfolk, VA, Economic Development Authority, Sentara Healthcare Facilities, Inc., Current Refunding Revenue Bonds, Series B, Callable 11/1/28 @ 100, 4.000%, 11/1/48	1,111,500
1,000,000	Norfolk, VA, Economic Development Authority, Sentara Healthcare Facilities, Refunding Revenue, Series B, Callable 11/1/22 @ 100, 5.000%, 11/1/25	1,107,790
1,465,000	Norfolk, VA, Economic Development Authority, Sentara Healthcare, Refunding Revenue, Series B, Callable 11/1/22 @ 100, 5.000%, 11/1/36	1,602,461
1,445,000	Norfolk, VA, Public Improvements, G.O., Callable 8/1/28 @ 100 (State Aid Withholding), 5.000%, 8/1/47	1,874,266
2,000,000	Norfolk, VA, Public Improvements, G.O., Series A, Callable 10/1/26 @ 100, 5.000%, 10/1/30	2,485,860
1,500,000	Portsmouth, VA, Public Improvements, Refunding G.O., Callable 2/1/23 @ 100, (State Aid Withholding), 5.000%, 2/1/27	1,678,215
1,245,000	Rappahannock Regional Jail Authority, Refunding Revenue, Callable 10/1/2025 @ 100, 5.000%, 10/1/26	1,502,391
2,000,000	Richmond, VA, Public Improvements, Refunding G.O., Series A, Callable 3/1/24 @ 100 (State Aid Withholding), 5.000%, 3/1/28	2,321,080
1,250,000	Richmond, VA, Public Utility Advance Refunding Revenue Bonds, Callable 1/15/26 @ 100, 5.000%, 1/15/27	1,527,500

See accompanying Notes to the Financial Statements.

Principal
Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Virginia — (continued)
$1,530,000	Smyth County, VA, Public Improvement, Refunding G.O., Series A, Callable 11/1/21 @ 100 (State Aid Withholding), 5.000%, 11/1/25	$1,644,827
1,850,000	Virginia College Building Authority, 21st Century College Programs, University & College Improvements Revenue, Callable 2/1/27 @ 100, 5.000%, 2/1/31	2,292,501
1,500,000	Virginia College Building Authority, 21st Century College & Equipment, University & College Improvements Revenue, Series A, 5.000%, 2/1/22	1,628,100
1,500,000	Virginia Commonwealth Transportation Board, Capital Projects, Highway Improvements, Revenue Bonds, Callable 5/15/29 @ 100, 5.000%, 5/15/30	1,960,185
1,215,000	Virginia Commonwealth Transportation Board, Federal Highway Transportation Grant, Callable 9/15/26 @ 100, 5.000%, 9/15/30	1,497,913
2,000,000	Virginia Commonwealth Transportation Board, Federal Transportation Grant, Anticipation Advance Refunding Revenue, Callable 9/15/27 @ 100, 5.000%, 9/15/31	2,507,060
2,000,000	Virginia Public Building Authority, Public Improvements Revenue, Series A, Callable 8/1/21 @ 100, 5.000%, 8/1/26	2,136,040
1,515,000	Virginia Public School Authority, Advance Refunding Revenue, Callable 8/1/25 @ 100 (State Aid Withholding), 5.000%, 8/1/26	1,828,499
1,000,000	Virginia Public School Authority, School Improvements, Revenue Bonds, Series A, Callable 8/1/29 @ 100, 4.000%, 8/1/32	1,195,150
1,525,000	Western Regional Jail Authority, Refunding Revenue, Callable 12/1/25 @ 100, 5.000%, 12/1/26	1,848,285
920,000	Winchester, VA, Economic Development Authority, Valley Health System Obligated Group, Hospital Refunding Revenue, Series A, Callable 1/1/24 @ 100, 5.000%, 1/1/26	1,044,688
		73,980,204
	Total Municipal Bonds (Cost $72,535,151)	76,805,943

Shares
MONEY MARKET FUND — 0.4%
345,538	Federated Treasury Obligations Fund, Institutional Shares, 1.84%(a)	345,538
	Total Money Market Fund (Cost $345,538)	345,538
Total Investments — 99.0% (Cost $72,880,689)		77,151,481
Net Other Assets (Liabilities) — 1.0%		777,389
NET ASSETS — 100.0%		$77,928,870

(a)         Represents the current yield as of report date.

AGM — Assured Guaranty Municipal Corp.

G.O. — General Obligation

Continued

Sterling Capital West Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments

September 30, 2019

Principal
Amount		Fair Value
MUNICIPAL BONDS — 97.9%
	West Virginia — 97.9%
$1,060,000	Berkeley County, WV, Building Commission, Judicial Center Project, Refunding Revenue, Callable 9/1/21 @ 100, 4.500%, 9/1/23	$1,121,173
1,085,000	Berkeley County, WV, Building Commission, Lease Refunding Revenue, Callable 12/1/22 @ 100, 4.000%, 12/1/26	1,166,277
1,500,000	Berkeley County, WV, Public Service Sewer District, Miscellaneous Purposes Revenue, Series C, Callable 10/1/23 @ 100, (BAM), 4.500%, 10/1/32	1,645,200
410,000	Berkeley County, WV, Public Service Sewer District, Sewer Improvements Revenue, Series A, Callable 5/13/19 @ 100, 5.000%, 3/1/22	411,497
1,080,000	Braxton County, WV, Board of Education, Public School, Advance Refunding G.O., Callable 5/1/26 @ 100, (West Virginia Board Commission), 5.000%, 5/1/28	1,307,718
1,005,000	Fairmont State University, WV, University & College Improvements, Refunding Revenue, Series A, Callable 6/1/21 @ 100, 5.000%, 6/1/23	1,061,461
1,390,000	Marshall University, WV, University & College Improvements Revenue, Callable 5/1/21 @ 100, 5.000%, 5/1/26	1,465,991
1,000,000	Monongalia County, WV, Board of Education, Public School Refunding G.O., Callable 5/1/22 @ 100, (West Virginia Board Commission), 5.000%, 5/1/23	1,090,140
675,000	Monongalia County, WV, Board of Education, Public School Refunding G.O., Callable 5/1/22 @ 100, (West Virginia Board Commission), 5.000%, 5/1/31	736,702
965,000	Monongalia County, WV, Board of Education, Public School Refunding G.O., Callable 5/1/22 @ 100, (West Virginia Board Commission), 5.000%, 5/1/33	1,051,802
915,000	Monongalia County, WV, Building Commission, Health System Obligated Group Refunding Revenue, Callable 7/1/21 @ 100, OID, 6.250%, 7/1/31	981,850
2,000,000	Monongalia County, WV, Building Commission, Monongalia Health System Group Refunding Revenue, Callable 7/1/25 @ 100, 5.000%, 7/1/26	2,266,020
1,810,000	Ohio County, WV, Board of Education, School Improvements G.O., (West Virginia Board Commission), 4.000%, 6/1/29	2,198,028
2,275,000	Ohio County, WV, Board of Education, School Improvements G.O., Callable 6/1/29 @ 100, (West Virginia Board Commission), 3.000%, 6/1/30	2,441,530
1,845,000	Ohio County, WV, Board of Education, School Improvements G.O., Callable 6/1/29 @ 100, (West Virginia Board Commission), 3.000%, 6/1/31	1,978,449
1,000,000	Ohio County, WV, Country Commission, Fort Henry Centre Financing District, Public Improvement, Tax Allocation, Callable 6/1/22 @ 100, 4.750%, 6/1/31	1,048,630
1,165,000	Pleasants County, WV, Board of Education, Public School Improvements G.O., Callable 5/1/21 @ 100, 4.000%, 5/1/24	1,212,008
1,285,000	Princeton, WV, Princeton Community Hospital Project, Refunding Revenue, 5.000%, 5/1/22	1,373,112
680,000	School Building Authority of West Virginia, Lottery Capital Improvements Revenue, Callable 7/1/24 @ 100, Series A, 5.000%, 7/1/27	789,310
1,265,000	School Building Authority of West Virginia, Lottery Capital Improvements Revenue, Callable 7/1/24 @ 100, Series A, 5.000%, 7/1/28	1,465,199
1,720,000	State of West Virginia, Current Refunding G.O., Series A, 5.000%, 6/1/24	2,008,788
2,000,000	State of West Virginia, Fuel Sales Tax Revenue, Group 2 Highway Improvements, G.O., Series B, Callable 6/1/28 @ 100, 5.000%, 12/1/39	2,474,640
1,765,000	State of West Virginia, Fuel Sales Tax Revenue, Group 2 Highway Improvements, G.O., Series B, Callable 6/1/28 @ 100, 4.000%, 6/1/43	1,976,570
1,000,000	State of West Virginia, General Fund, Highway Improvements G.O., Series B, Callable 6/1/28 @ 100, 5.000%, 6/1/36	1,250,930
2,000,000	West Virginia Economic Development Authority, Correctional Juvenile Public Safety Facilities Lease, Refunding Revenue, Callable 6/1/22 @ 100, 5.000%, 6/1/25	2,176,080
3,685,000	West Virginia Economic Development Authority, Correctional Juvenile Public Safety Facilities Lease, Refunding Revenue, Callable 6/1/22 @ 100, 5.000%, 6/1/26	4,005,374
1,145,000	West Virginia Economic Development Authority, Lottery Recreational Facilities Improvements Revenue, Series A, Callable 7/1/27 @ 100, 5.000%, 7/1/28	1,424,265
1,500,000	West Virginia Economic Development Authority, Lottery Recreational Facilities Improvements Revenue, Series A, Callable 7/1/28 @ 100, 5.000%, 7/1/35	1,850,085
1,015,000	West Virginia Economic Development Authority, State Office Building 3, Public Improvements Revenue, Series D, Callable 6/1/25 @ 100, 5.000%, 6/1/26	1,195,670
1,000,000	West Virginia Higher Education Policy, Community & Technical College Capital, University & College Improvements Refunding Revenue, Callable 7/1/27 @100, 5.000%, 7/1/30	1,228,630
725,000	West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligated Group, Refunding Revenue, Callable 1/1/29 @ 100, 5.000%, 1/1/31	894,527
945,000	West Virginia Hospital Finance Authority, Charleston Area Medical Center Inc., Health, Hospital, Nursing Home Improvements, Refunding Revenue, Callable 9/1/24 @100, 5.000%, 9/1/25	1,083,065

See accompanying Notes to the Financial Statements.

Principal
Amount		Fair Value
MUNICIPAL BONDS — (continued)
	West Virginia — (continued)
$1,250,000	West Virginia Hospital Finance Authority, Charleston Area Medical Center Inc., Health, Hospital, Nursing Home Improvements, Refunding Revenue, Callable 9/1/29 @100, 5.000%, 9/1/39	$1,518,625
2,000,000	West Virginia Hospital Finance Authority, United Health System Obligation, Health, Hospital, Nursing Home Improvements Refunding Revenue, Series A, Callable 6/1/23 @ 100, OID, 5.375%, 6/1/38	2,220,880
515,000	West Virginia Hospital Finance Authority, Valley Health System Obligated Group, Refunding Revenue, 5.000%, 1/1/24	588,537
630,000	West Virginia Hospital Finance Authority, Valley Health System Obligated Group, Refunding Revenue, Callable 1/1/24 @ 100, 5.000%, 1/1/26	717,047
1,650,000	West Virginia Parkways Authority, Senior Turnpike Toll Revenue, Highway Improvements, 5.000%, 6/1/26	2,024,467
2,065,000	West Virginia Parkways Authority, Senior Turnpike Toll Revenue, Highway Improvements, Callable 6/1/28 @ 100, 5.000%, 6/1/39	2,548,644
1,500,000	West Virginia Parkways Authority, Senior Turnpike Toll Revenue, Highway Improvements, Callable 6/1/28 @ 100, 5.000%, 6/1/43	1,836,885
1,295,000	West Virginia State Building Commission, Regional Jail Refunding Revenue, Series A, (AMBAC), 5.375%, 7/1/21	1,371,250
1,000,000	West Virginia State Water Development Authority, Loan Program II, Refunding Revenue, Series A-II, Callable 11/1/23 @ 100, 5.000%, 11/1/26	1,139,570
2,525,000	West Virginia State Water Development Authority, Loan Program II, Refunding Revenue, Series A-II, Callable 11/1/23 @ 100, 5.000%, 11/1/27	2,870,950
2,000,000	West Virginia University, University Projects, University & College Improvements Revenue, Callable 10/1/29 @ 100, 5.000%, 10/1/33	2,554,120
1,750,000	West Virginia University, University Projects, University & College Improvements Revenue, Series B, Callable 10/1/21 @ 100, 5.000%, 10/1/30	1,860,880
1,530,000	West Virginia University, University Projects, University & College Improvements, Refunding Revenue, Series A, Callable 10/1/22 @ 100, 5.000%, 10/1/35	1,667,516
520,000	West Virginia Water Development Authority, Loan Program II, Refunding Revenue, Series A-II, 5.000%, 11/1/24	608,873
1,000,000	West Virginia Water Development Authority, Loan Program II, Refunding Revenue, Series A-II, 5.000%, 11/1/25	1,200,970
1,205,000	Wood County, WV, Board of Education, Public School Improvements, G.O., (West Virginia Board Commission), 4.000%, 6/1/25	1,367,928
	Total Municipal Bonds (Cost $71,062,183)	74,477,863

Shares
MONEY MARKET FUND — 0.9%
719,119	Federated Treasury Obligations Fund, Institutional Shares, 1.84%(a)	719,119
	Total Money Market Fund (Cost $719,119)	719,119
Total Investments — 98.8% (Cost $71,781,302)		75,196,982
Net Other Assets (Liabilities) — 1.2%		879,135
NET ASSETS — 100.0%		$76,076,117

(a)         Represents the current yield as of report date.

AMBAC — American Municipal Bond Assurance Corp.

BAM — Build America Mutual

G.O. — General Obligation

OID — Original Issue Discount

Continued

Sterling Capital Diversified Income Fund

Schedule of Portfolio Investments

September 30, 2019

Shares		Fair Value
EQUITY FUNDS — 37.7%
61,260	First Trust DJ Global Select Dividend Index Fund	$1,404,386
44,246	Global Super Dividend U.S. ETF	1,042,878
138,601	Invesco Oppenheimer SteelPath MLP Select 40 Fund	1,014,560
224,665	Madison Covered Call & Equity Income Fund	1,815,296
20,857	SPDR S&P Global Dividend ETF	1,408,265
10,374	Vanguard High Dividend Yield ETF	920,485
	Total Equity Funds (Cost $7,407,822)	7,605,870
FIXED INCOME FUNDS — 61.6%
232,975	Ashmore Emerging Markets Short Duration Fund	2,099,109
157,362	Federated Institutional High-Yield Bond Fund	1,542,148
28	Fidelity Intermediate Treasury Bond Index Fund	312
36,460	Fidelity Long-Term Treasury Bond Index Fund	542,160
49,352	Fidelity Short Term Treasury Bond Index Fund	520,668
71,261	Hotchkis & Wiley High Yield Fund	815,230
185,759	Loomis Sayles Senior Floating Rate and Fixed Income Fund	1,734,989
92,990	Principal Spectrum Preferred and Capital Securities Income Fund	955,012
205,162	Stone Ridge High Yield Reinsurance Risk Premium Fund	1,901,852
43,466	VanEck Vectors Fallen Angel High Yield Bond ETF	1,274,423
100,086	Voya Securitized Credit Fund	1,038,889
	Total Fixed Income Funds (Cost $12,678,071)	12,424,792
MONEY MARKET FUND — 0.9%
185,242	Federated Treasury Obligations Fund, Institutional Shares, 1.84%(a)	185,242
	Total Money Market Fund (Cost $185,242)	185,242
Total Investments — 100.2% (Cost $20,271,135)		20,215,904
Net Other Assets (Liabilities) — (0.2)%		(48,041)
NET ASSETS — 100.0%		$20,167,863

(a) Represents the current yield as of report date.

ETF — Exchange Traded Fund

MLP — Master Limited Partnership

See accompanying Notes to the Financial Statements.

Sterling Capital Strategic Allocation Balanced Fund

Schedule of Portfolio Investments

September 30, 2019

Shares		Fair Value
EQUITY FUNDS — 62.7%
853,789	Sterling Capital Behavioral International Equity Fund, Institutional Shares(a)	$8,102,454
184,926	Sterling Capital Equity Income Fund, Institutional Shares(a)	3,944,477
153,736	Sterling Capital Special Opportunities Fund, Institutional Shares(a)	4,007,910
	Total Equity Funds (Cost $14,413,946)	16,054,841
FIXED INCOME FUND — 36.2%
851,119	Sterling Capital Total Return Bond Fund, Institutional Shares(a)	9,268,681
	Total Fixed Income Fund (Cost $8,716,760)	9,268,681
MONEY MARKET FUND — 1.0%
244,796	Federated Treasury Obligations Fund, Institutional Shares, 1.84%(b)	244,796
	Total Money Market Fund (Cost $244,796)	244,796
Total Investments — 99.9% (Cost $23,375,502)		25,568,318
Net Other Assets (Liabilities) — 0.1%		18,072
NET ASSETS — 100.0%		$25,586,390

(a)         Investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940.

(b)         Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Strategic Allocation Growth Fund

Schedule of Portfolio Investments

September 30, 2019

Shares		Fair Value
EQUITY FUNDS — 75.9%
831,465	Sterling Capital Behavioral International Equity Fund, Institutional Shares(a)	$7,890,605
184,839	Sterling Capital Equity Income Fund, Institutional Shares(a)	3,942,615
151,758	Sterling Capital Special Opportunities Fund, Institutional Shares(a)	3,956,320
	Total Equity Funds (Cost $14,045,760)	15,789,540
FIXED INCOME FUND — 22.3%
425,541	Sterling Capital Total Return Bond Fund, Institutional Shares(a)	4,634,138
	Total Fixed Income Fund (Cost $4,472,870)	4,634,138
MONEY MARKET FUND—1.8%
373,663	Federated Treasury Obligations Fund, Institutional Shares, 1.84%(b)	373,663
	Total Money Market Fund (Cost $373,663)	373,663
Total Investments — 100.0% (Cost $18,892,293)		20,797,341
Net Other Assets (Liabilities) — 0.0%		10,332
NET ASSETS — 100.0%		$20,807,673

(a)         Investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940.

(b)         Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Funds

Statements of Assets and Liabilities

September 30, 2019

	Sterling Capital	Sterling Capital
	Behavioral Large Cap	Mid
	Value Equity Fund	Value Fund
Assets:
Investments at fair value (a)	$276,165,745	$436,639,041
Foreign currency, at value (cost $ — , $ — , $ — , $ — , $ — , $344,067, $ — , and $ — , respectively)	—	—
Dividends receivable	361,119	222,942
Receivable for investments sold	—	—
Receivable for capital shares issued	105,712	172,864
Prepaid and other expenses	23,467	25,741
Total Assets	276,656,043	437,060,588
Liabilities:
Call options written (premiums received $ — , $ — , $ — , $ — , $115,168, $ — , $ — , and $ — , respectively)	—	—
Payable for investments purchased	—	7,341,032
Payable for capital shares redeemed	13,467	1,326,889
Accrued expenses and other payables:
Investment advisory fees	102,008	252,458
Accounting out-of-pocket fees	2,201	3,056
Administration fees	8,181	7,647
Compliance service fees	287	418
Distribution (12b-1) fees	6,404	7,175
Custodian fees	2,155	3,514
Transfer agent fees	7,886	37,019
Other fees and liabilities	17,762	28,182
Total Liabilities	160,351	9,007,390
Net Assets	$276,495,692	$428,053,198
Net Assets Consist of:
Capital	$242,605,956	$365,288,341
Total distributable earnings	33,889,736	62,764,857
Net Assets	$276,495,692	$428,053,198
Net Assets
Class A Shares	$28,548,383	$23,013,139
Class C Shares	634,044	2,826,095
Institutional Shares	7,550,300	154,259,265
Class R Shares	—	5,328
Class R6 Shares	239,762,965	247,949,371
Total	$276,495,692	$428,053,198
Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	1,464,532	1,429,332
Class C Shares	33,586	204,310
Institutional Shares	384,895	9,372,330
Class R Shares	—	345
Class R6 Shares	12,221,319	15,047,305
Total	14,104,332	26,053,622
Net Asset Value
Class A Shares - redemption price per share	$19.49	$16.10
Class C Shares - offering price per share*	$18.88	$13.83
Institutional Shares	$19.62	$16.46
Class R Shares	$—	$15.43	**
Class R6 Shares	$19.62	$16.48
Maximum Sales Charge - Class A Shares	5.75%	5.75%
Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$20.68	$17.08
(a) Investments at cost	$250,346,991	$364,890,438

*                      Redemption price per share varies by length of time shares are held.

**               The Sterling Capital Mid Value Fund net asset value for Class R Shares and Sterling Capital Stratton Mid Cap Value Fund net asset value for Class C Shares is calculated using unrounded net assets of $5,327.94 and $1,394.98 divided by the unrounded shares of 345.33 and 22.327, respectively.

See accompanying Notes to the Financial Statements.

Sterling Capital	Sterling Capital	Sterling Capital	Sterling Capital	Sterling Capital	Sterling Capital
Behavioral Small Cap	Special	Equity	Behavioral International	SMID	Stratton Mid Cap
Value Equity Fund	Opportunities Fund	Income Fund	Equity Fund	Opportunities Fund	Value Fund
$239,133,259	$1,041,617,487	$1,831,584,833	$94,707,591	$9,726,907	$62,002,111

—	—	—	339,795	—	—
454,515	752,946	1,749,193	647,684	8,272	68,361
7,183,189	2,096,786	4,369,000	—	—	—
846	971,934	3,007,176	—	13,430	500
18,018	31,960	60,768	4,947	4,697	12,608
246,789,827	1,045,471,113	1,840,770,970	95,700,017	9,753,306	62,083,580

—	—	7,800	—	—	—
—	—	—	—	76,650	—
1,117,036	2,044,807	1,107,937	17,234	—	—

122,762	561,961	831,326	31,386	1,854	35,493
2,503	6,573	10,242	5,902	240	665
7,331	50,782	91,713	4,354	653	4,126
248	916	1,522	134	73	114
1,528	137,240	202,453	156	1,662	27
1,602	8,349	14,092	4,758	75	472
7,125	80,839	149,770	1,848	1,140	2,863
14,734	66,822	113,225	5,550	678	3,995
1,274,869	2,958,289	2,530,080	71,322	83,025	47,755
$245,514,958	$1,042,512,824	$1,838,240,890	$95,628,695	$9,670,281	$62,035,825
$237,671,393	$629,820,799	$1,226,055,988	$95,943,729	$7,369,121	$37,807,932
7,843,565	412,692,025	612,184,902	(315,034)	2,301,160	24,227,893
$245,514,958	$1,042,512,824	$1,838,240,890	$95,628,695	$9,670,281	$62,035,825
$6,599,107	$322,003,108	$338,293,176	$536,792	$3,096,772	$126,214
149,965	83,450,971	158,352,861	63,329	1,187,556	1,395
28,223,130	281,099,478	992,963,759	16,721,421	5,385,953	61,908,216
106,788	287,633	2,825,016	—	—	—
210,435,968	355,671,634	345,806,078	78,307,153	—	—
$245,514,958	$1,042,512,824	$1,838,240,890	$95,628,695	$9,670,281	$62,035,825
453,937	13,074,433	15,905,065	56,626	233,952	1,971
10,757	4,164,765	7,522,256	6,757	91,397	22
1,925,559	10,784,410	46,547,205	1,762,715	404,674	962,595
7,404	11,582	133,914	—	—	—
14,347,403	13,631,426	16,207,462	8,249,642	—	—
16,745,060	41,666,616	86,315,902	10,075,740	730,023	964,588
$14.54	$24.63	$21.27	$9.48	$13.24	$64.04
$13.94	$20.04	$21.05	$9.37	$12.99	$62.48	**
$14.66	$26.07	$21.33	$9.49	$13.31	$64.31
$14.42	$24.83	$21.10	$—	$—	$—
$14.67	$26.09	$21.34	$9.49	$—	$—
5.75%	5.75%	5.75%	5.75%	5.75%	5.75%

$15.43	$26.13	$22.57	$10.06	$14.05	$67.95
$224,507,885	$680,413,170	$1,295,087,978	$91,334,422	$7,885,056	$39,373,338

	Sterling Capital	Sterling Capital
	Stratton	Stratton
	Real Estate	Small Cap
	Fund	Value Fund
Assets:
Investments at fair value (a)	$104,668,435	$948,828,044
Interest and dividends receivable	386,862	2,086,835
Receivable for investments sold	1,182,651	13,376,985
Receivable for capital shares issued	154,428	355,199
Prepaid expenses	13,016	28,877
Total Assets	106,405,392	964,675,940
Liabilities:
Distributions payable	—	—
Payable for investments purchased	—	—
Payable for capital shares redeemed	112,121	894,425
Accrued expenses and other payables:
Investment advisory fees	49,783	637,497
Accounting out-of-pocket fees	836	3,502
Administration fees	7,047	64,845
Compliance service fees	148	849
Distribution (12b-1) fees	328	773
Printing fees	2,808	28,533
Transfer agent fees	6,311	75,875
Other fees	4,774	41,292
Total Liabilities	184,156	1,747,591
Net Assets	$106,221,236	$962,928,349
Net Assets Consist of:
Capital	$59,179,397	$403,391,116
Total distributable earnings	47,041,839	559,537,233
Net Assets	$106,221,236	$962,928,349
Net Assets
Class A Shares	$800,371	$2,774,513
Class C Shares	204,530	278,668
Institutional Shares	105,216,335	959,875,168
Class R Shares	—	—
Class R6 Shares	—	—
Total	$106,221,236	$962,928,349
Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	18,931	35,573
Class C Shares	4,863	3,673
Institutional Shares	2,483,645	12,246,914
Class R Shares	—	—
Class R6 Shares	—	—
Total	2,507,439	12,286,160
Net Asset Value
Class A Shares - redemption price per share	$42.28	$78.00
Class C Shares - offering price per share*	$42.06	$75.87
Institutional Shares	$42.36	$78.38
Class R Shares	$—	$—
Class R6 Shares	$—	$—
Maximum Sales Charge - Class A Shares	5.75%	5.75%
Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$44.86	$82.76
(a) Investments at cost	$61,853,280	$449,760,625

*                 Redemption price per share varies by length of time shares are held.

**          The Sterling Capital Corporate Fund net assets value of Class C Shares and Sterling Capital Kentucky Tax-Free Intermediate Fund net asset value for Class C Shares is calculated using unrounded net assets of $3,133.53 and $1,630.72 divided by the unrounded shares of 302.36 and 157.83, respectively.

See accompanying Notes to the Financial Statements.

Sterling Capital Ultra Short Bond Fund	Sterling Capital Short Duration Bond Fund	Sterling Capital Intermediate U.S. Government Fund	Sterling Capital Total Return Bond Fund	Sterling Capital Corporate Fund		Sterling Capital Securitized Opportunities Fund	Sterling Capital Kentucky Intermediate Tax-Free Fund
$17,444,236	$176,237,061	$14,893,412	$1,480,635,826	$22,977,988		$36,374,289	$10,548,569
119,138	1,028,809	84,984	7,739,036	215,965		102,712	134,540
—	—	—	3,420,771	—		—	—
2	230,994	5,000	1,867,093	13,917		—	—
15,915	14,385	7,724	37,821	7,543		8,235	5,904
17,579,291	177,511,249	14,991,120	1,493,700,547	23,215,413		36,485,236	10,689,013
3,259	89,949	22,217	1,161,080	84		3,521	9,865
—	1,000,000	—	11,459,507	—		—	—
3,337	109,104	484	1,194,874	47,950		45,324	3,444

1,442	29,373	1,972	299,767	6,663		9,272	3,089
4,623	10,560	2,045	23,653	4,011		5,968	1,412
1,174	11,955	1,003	69,166	1,550		2,435	718
102	212	78	1,221	85		95	74
456	1,527	1,055	18,154	105		31	746
946	4,997	478	37,299	705		1,025	302
1,201	7,216	840	91,228	667		811	391
976	7,901	802	61,646	763		1,691	527
17,516	1,272,794	30,974	14,417,595	62,583		70,173	20,568
$17,561,775	$176,238,455	$14,960,146	$1,479,282,952	$23,152,830		$36,415,063	$10,668,445
$18,548,030	$182,795,821	$15,411,623	$1,443,822,221	$22,439,361		$37,310,067	$10,151,002
(986,255)	(6,557,366)	(451,477)	35,460,731	713,469		(895,004)	517,443
$17,561,775	$176,238,455	$14,960,146	$1,479,282,952	$23,152,830		$36,415,063	$10,668,445
$2,219,038	$3,196,738	$3,530,817	$55,512,667	$498,346		$19,898	$3,630,995
—	1,052,387	377,522	8,265,721	3,134		34,472	1,631
15,342,737	171,989,330	11,051,807	1,065,346,108	22,651,350		36,360,693	7,035,819
—	—	—	29,310	—		—	—
—	—	—	350,129,146	—		—
$17,561,775	$176,238,455	$14,960,146	$1,479,282,952	$23,152,830		$36,415,063	$10,668,445

226,799	369,602	355,838	5,099,990	48,002		1,973	351,729
—	121,746	38,111	758,281	302		3,419	158
1,567,410	19,886,324	1,112,789	97,824,326	2,182,704		3,600,370	682,558
—	—	—	2,703	—		—	—
—	—	—	32,152,996	—		—	—
1,794,209	20,377,672	1,506,738	135,838,296	2,231,008		3,605,762	1,034,445
$9.78	$8.65	$9.92	$10.88	$10.38		$10.09	$10.32
$—	$8.64	$9.91	$10.90	$10.36	**	$10.08	$10.33	**
$9.79	$8.65	$9.93	$10.89	$10.38		$10.10	$10.31
$—	$—	$—	$10.84	$—		$—	$—
$—	$—	$—	$10.89	$—		$—	$—
0.50%	2.00%	2.00%	5.75%	2.00%		2.00%	2.00%
$9.83	$8.83	$10.12	$11.54	$10.59		$10.30	$10.53
$17,400,241	$174,348,792	$14,412,576	$1,427,380,303	$22,100,933		$35,288,207	$10,066,987

	Sterling Capital	Sterling Capital
	Maryland	North Carolina
	Intermediate	Intermediate
	Tax-Free Fund	Tax-Free Fund
Assets:
Investments at fair value - unaffiliated (a)	$14,288,271	$178,989,665
Investments at fair value - affiliated (b)	—	—
Interest and dividends receivable - unaffiliated	170,208	2,356,017
Dividends receivable - affiliated	—	—
Receivable for capital shares issued	200	507,891
Prepaid and other expenses	8,062	8,770
Total Assets	14,466,741	181,862,343
Liabilities:
Distributions payable	14,654	174,872
Payable for investments purchased	—	—
Payable for capital shares redeemed	1,618	101,147
Accrued expenses and other payables:
Investment advisory fees	4,159	52,068
Accounting out-of-pocket fees	1,352	4,757
Administration fees	967	12,110
Compliance service fees	78	211
Distribution (12b-1) fees	1,247	10,241
Legal fees	296	6,581
Printing fees	452	4,896
Transfer agent fees	525	5,183
Other fees	427	4,104
Total Liabilities	25,775	376,170
Net Assets	$14,440,966	$181,486,173
Net Assets Consist of:
Capital	$13,648,482	$173,247,689
Total distributable earnings	792,484	8,238,484
Net Assets	$14,440,966	$181,486,173
Net Assets
Class A Shares	$3,947,092	$38,586,886
Class C Shares	527,932	2,877,724
Institutional Shares	9,965,942	140,021,563
Total	$14,440,966	$181,486,173
Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	360,312	3,538,299
Class C Shares	48,177	264,059
Institutional Shares	908,141	12,839,822
Total	1,316,630	16,642,180
Net Asset Value
Class A Shares - redemption price per share	$10.95	$10.91
Class C Shares - offering price per share*	$10.96	$10.90
Institutional Shares	$10.97	$10.91
Maximum Sales Charge - Class A Shares	2.00%	2.00%
Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$11.17	$11.13
Investments at cost:
(a) Investments at cost - unaffiliated	$13,578,909	$169,986,085
(b) Investments at cost - affiliated	$—	$—

*                 Redemption price per share varies by length of time shares are held.

See accompanying Notes to the Financial Statements.

Sterling Capital	Sterling Capital	Sterling Capital
South Carolina	Virginia	West Virginia	Sterling Capital	Sterling Capital	Sterling Capital
Intermediate	Intermediate	Intermediate	Diversified	Strategic Allocation	Strategic Allocation
Tax-Free Fund	Tax-Free Fund	Tax-Free Fund	Income Fund	Balanced Fund	Growth Fund
$78,921,315	$77,151,481	$75,196,982	$20,215,904	$244,796	$373,663
—	—	—	—	—	—
955,247	910,462	1,020,640	21,316	—	—
—	—	—	—	23,109	11,449
80,750	155	—	471	675	255
8,402	8,731	8,494	7,151	7,390	6,795
79,965,714	78,070,829	76,226,116	20,244,842	25,599,492	20,815,840
87,452	89,551	97,443	19,330	190	107
—	—	—	17,772	—	—
49,040	9,387	10,471	28,347	3,674	590
22,902	22,513	21,885	4,174	—	—
2,928	2,608	2,404	305	194	161
5,327	5,236	5,091	1,359	—	—
131	130	128	82	87	83
3,380	4,337	4,895	2,789	5,480	4,409
1,626	1,609	1,558	408	517	424
2,224	2,245	2,084	533	764	606
2,415	2,471	2,230	1,260	1,513	1,196
1,860	1,872	1,810	620	683	591
179,285	141,959	149,999	76,979	13,102	8,167
$79,786,429	$77,928,870	$76,076,117	$20,167,863	$25,586,390	$20,807,673
$76,513,192	$73,661,394	$72,528,847	$21,308,505	$23,475,035	$19,047,101
3,273,237	4,267,476	3,547,270	(1,140,642)	2,111,355	1,760,572
$79,786,429	$77,928,870	$76,076,117	$20,167,863	$25,586,390	$20,807,673
$12,477,742	$17,794,697	$22,388,554	$10,688,340	$24,849,582	$19,757,675
977,750	822,106	335,088	680,266	405,855	350,389
66,330,937	59,312,067	53,352,475	8,799,257	330,953	699,609
$79,786,429	$77,928,870	$76,076,117	$20,167,863	$25,586,390	$20,807,673
1,106,831	1,485,874	2,211,412	1,038,823	2,058,374	1,636,294
86,775	68,660	33,090	66,699	34,281	30,184
5,924,582	4,954,118	5,264,360	843,805	27,194	57,808
7,118,188	6,508,652	7,508,862	1,949,327	2,119,849	1,724,286
$11.27	$11.98	$10.12	$10.29	$12.07	$12.07
$11.27	$11.97	$10.13	$10.20	$11.84	$11.61
$11.20	$11.97	$10.13	$10.43	$12.17	$12.10
2.00%	2.00%	2.00%	5.75%	5.75%	5.75%
$11.50	$12.22	$10.33	$10.92	$12.81	$12.81
$75,174,137	$72,880,689	$71,781,302	$20,271,135	$244,796	$373,663
$—	$—	$—	$—	$23,130,706	$18,518,630

	Sterling Capital	Sterling Capital
	Behavioral Large Cap	Mid
	Value Equity Fund	Value Fund
Investment Income:
Dividend income	$8,189,023	$7,055,497
Foreign tax withholding	(7,838)	—
Total investment income	8,181,185	7,055,497
Expenses:
Investment advisory fees (See Note 5)	1,258,097	3,374,835
Administration fees (See Note 5)	231,451	399,071
Distribution fees - Class A Shares (See Note 5)	73,598	62,543
Distribution fees - Class C Shares (See Note 5)	6,979	31,034
Distribution fees - Class R Shares (See Note 5)	—	20
Compliance service fees (See Note 5)	3,272	5,316
Trustee fees	28,232	50,354
Accounting and out-of-pocket fees	12,224	15,057
Audit fees	18,603	30,583
Custodian fees	13,344	22,715
Fund accounting fees (See Note 5)	20,968	36,159
Interest expense (See Note 7)	—	575
Legal fees	31,183	58,559
Printing fees	35,433	65,227
Registration fees	45,462	78,398
Transfer agent fees (See Note 5)	67,486	315,402
Other fees	26,542	44,338
Total expenses before waivers	1,872,874	4,590,186
Less expenses waived by the Investment Advisor (See Note 5)	—	—
Less expenses waived by the Administrator (See Note 5)	(147,565)	(295,039)
Net expenses	1,725,309	4,295,147
Net investment income (loss)	6,455,876	2,760,350
Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	8,586,607	24,707,781
Foreign currency transactions	—	—
Change in unrealized appreciation/depreciation on:
Investments	(22,687,741)	(59,094,578)
Written options	—	—
Foreign currency transactions	—	—
Total realized and unrealized gain (loss)	(14,101,134)	(34,386,797)
Change in net assets from operations	$(7,645,258)	$(31,626,447)

See accompanying Notes to the Financial Statements.

Sterling Capital	Sterling Capital	Sterling Capital	Sterling Capital	Sterling Capital	Sterling Capital
Behavioral Small Cap	Special	Equity	Behavioral International	SMID	Stratton Mid Cap
Value Equity Fund	Opportunities Fund	Income Fund	Equity Fund	Opportunities Fund	Value Fund
$4,805,524	$12,574,583	$50,238,103	$3,680,268	$76,553	$1,014,210
(6,580)	(73,800)	(504,234)	(280,476)	(902)	(3,535)
4,798,944	12,500,783	49,733,869	3,399,792	75,651	1,010,675

1,279,341	6,967,393	9,285,784	468,258	62,031	420,213
176,440	887,335	1,397,388	64,583	7,334	49,688
18,039	796,069	792,175	1,398	6,766	266
1,562	1,046,690	1,725,869	649	12,659	14
411	1,241	13,703	—	—	—
2,569	11,427	17,770	1,188	492	1,016
21,100	108,439	165,764	7,590	870	6,047
15,029	28,253	40,706	34,734	3,104	5,184
14,481	71,702	113,254	5,148	580	4,002
9,914	51,606	81,434	33,366	427	2,856
15,992	80,393	126,624	5,853	665	4,502
—	2,624	1,422	609	—	—
25,740	119,277	186,431	8,852	979	6,700
26,723	140,302	212,468	9,564	1,263	7,901
27,692	23,789	62,652	10,136	16,839	17,948
60,301	640,484	1,282,533	17,482	7,312	35,108
22,087	76,756	107,371	23,926	4,121	8,483
1,717,421	11,053,780	15,613,348	693,336	125,442	569,928
—	—	—	(156,086)	(36,010)	—
(116,260)	(299,354)	(369,990)	(47,182)	—	—
1,601,161	10,754,426	15,243,358	490,068	89,432	569,928
3,197,783	1,746,357	34,490,511	2,909,724	(13,781)	440,747

(7,053,333)	63,257,242	81,979,112	(6,282,444)	492,439	2,230,489
—	—	—	(39,053)	—	—

(17,208,260)	(61,106,426)	27,932,035	(2,770,205)	77,300	(1,902,285)
—	—	107,368	—	—	—
—	—	—	(13,247)	—	—
(24,261,593)	2,150,816	110,018,515	(9,104,949)	569,739	328,204
$(21,063,810)	$3,897,173	$144,509,026	$(6,195,225)	$555,958	$768,951

	Sterling Capital	Sterling Capital	Sterling Capital	Sterling Capita
	Stratton Real	Stratton Small Cap	Ultra Short	Short Duration
	Estate Fund	Value Fund	Bond Fund	Bond Fund
Investment Income:
Interest income	$—	$—	$1,062,640	$5,369,867
Dividend income	2,732,491	17,400,302	21,388	54,342
Total investment income	2,732,491	17,400,302	1,084,028	5,424,209
Expenses:
Investment advisory fees (See Note 5)	552,066	8,876,939	69,672	522,614
Administration fees (See Note 5)	79,479	864,509	28,918	144,261
Distribution fees - Class A Shares (See Note 5)	1,347	5,453	10,045	9,401
Distribution fees - Class C Shares (See Note 5)	1,555	1,602	—	10,741
Distribution fees - Class R Shares (See Note 5)	—	—	—	—
Compliance service fees (See Note 5)	1,385	11,147	773	2,202
Trustee fees	9,516	107,872	3,735	16,728
Accounting and out-of-pocket fees	5,242	27,125	23,918	44,675
Audit fees	6,699	67,065	2,288	12,216
Custodian fees	4,567	49,616	1,635	8,438
Fund accounting fees (See Note 5)	7,201	78,326	2,613	13,066
Interest expense (See Note 7)	138	1,004	32	—
Legal fees	10,620	117,776	3,966	19,328
Printing fees	12,786	136,537	4,575	20,707
Registration fees	20,859	28,599	22,562	30,340
Transfer agent fees (See Note 5)	63,380	824,505	10,030	79,332
Other fees	10,520	76,671	6,307	14,076
Total expenses before waivers	787,360	11,274,746	191,069	948,125
Less expenses waived by the Investment Advisor (See Note 5)	—	(522,173)	(35,827)	(174,205)
Less expenses waived by the Administrator (See Note 5)	—	—	—	—
Net expenses	787,360	10,752,573	155,242	773,920
Net investment income	1,945,131	6,647,729	928,786	4,650,289
Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	4,052,238	80,480,253	90,770	304,183
Change in unrealized appreciation/depreciation on investments	11,153,699	(160,890,027)	116,592	2,918,772
Total realized and unrealized gain	15,205,937	(80,409,774)	207,362	3,222,955
Change in net assets from operations	$17,151,068	$(73,762,045)	$1,136,148	$7,873,244

See accompanying Notes to the Financial Statements.

Sterling Capital	Sterling Capital	Sterling Capital	Sterling Capital	Sterling Capital
Intermediate U.S.	Total Return	Corporate	Securitized	Kentucky Intermediate
Government Fund	Bond Fund	Fund	Opportunities Fund	Tax-Free Fund

$495,486	$45,142,537	$959,950	$1,331,209	$282,075
5	616,028	12,055	10,390	8,669
495,491	45,758,565	972,005	1,341,599	290,744

54,260	4,770,757	86,574	125,309	37,044
14,033	1,067,277	20,473	29,643	8,762
10,143	146,588	1,162	48	8,219
4,472	77,003	47	335	16
—	150	—	—	—
575	13,620	656	768	508
1,796	125,206	2,555	3,594	1,068
9,802	96,999	22,115	25,435	7,578
1,202	86,960	1,726	2,415	701
791	61,460	1,161	1,701	497
1,272	96,704	1,855	2,685	794
—	—	—	—	—
1,948	151,406	2,965	4,258	1,188
2,480	157,950	3,219	4,448	1,455
12,297	66,293	15,184	14,085	8,042
6,349	701,653	6,097	7,824	2,946
5,412	81,163	5,865	6,074	3,673
126,832	7,701,189	171,654	228,622	82,491
(16,478)	(1,644,247)	(2,441)	(14,321)	—
—	(334,426)	—	—	—
110,354	5,722,516	169,213	214,301	82,491
385,137	40,036,049	802,792	1,127,298	208,253

(135,818)	9,093,529	1,362	(2,517)	23,293
941,605	78,052,011	1,229,006	1,730,730	473,487
805,787	87,145,540	1,230,368	1,728,213	496,780
$1,190,924	$127,181,589	$2,033,160	$2,855,511	$705,033

	Sterling Capital	Sterling Capital
	Maryland	North Carolina
	Intermediate	Intermediate
	Tax-Free Fund	Tax-Free Fund
Investment Income:
Interest income	$432,019	$4,874,586
Dividend income - unaffiliated	9,094	96,853
Dividend income - affiliated*	—	—
Total investment income	441,113	4,971,439
Expenses:
Investment advisory fees (See Note 5)	55,966	596,260
Administration fees (See Note 5)	13,240	141,015
Distribution fees - Class A Shares (See Note 5)	10,346	95,144
Distribution fees - Class C Shares (See Note 5)	5,612	29,639
Compliance service fees (See Note 5)	564	2,145
Trustee fees	1,661	16,855
Accounting and out-of-pocket fees	8,033	19,612
Audit fees	1,019	11,192
Custodian fees	740	8,019
Fund accounting fees (See Note 5)	1,199	12,777
Interest expense (See Note 7)	—	—
Legal fees	1,820	22,037
Printing fees	2,144	20,391
Registration fees	14,941	16,724
Transfer agent fees (See Note 5)	4,780	52,341
Other fees	4,627	13,818
Total expenses before waivers	126,692	1,057,969
Less expenses waived by the Investment Advisor (See Note 5)	(3,330)	—
Net expenses	123,362	1,057,969
Net investment income	317,751	3,913,470
Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments - unaffiliated	65,387	432,735
Investments - affiliated	—	—
Distributions from unaffiliated funds	—	—
Distributions from affiliated funds	—	—
Change in unrealized appreciation/depreciation on investments	628,011	7,032,082
Total realized and unrealized gain	693,398	7,464,817
Change in net assets from operations	$1,011,149	$11,378,287

* This dividend income is derived from affiliates other than controlled companies.

See accompanying Notes to the Financial Statements.

Sterling Capital	Sterling Capital	Sterling Capital		Sterling Capital
South Carolina	Virginia	West Virginia	Sterling Capital	Strategic Allocation	Sterling Capital
Intermediate	Intermediate	Intermediate	Diversified	Balanced	Strategic Allocation
Tax-Free Fund	Tax-Free Fund	Tax-Free Fund	Income Fund	Fund	Growth Fund

$2,045,192	$2,120,669	$2,131,517	$—	$—	$—
41,801	33,668	38,895	980,880	5,533	4,955
—	—	—	—	685,406	500,489
2,086,993	2,154,337	2,170,412	980,880	690,939	505,444

271,590	274,509	253,864	46,455	67,533	53,468
64,238	64,931	60,030	15,380	—	—
32,633	46,106	53,994	28,287	65,821	50,782
9,726	8,238	6,270	8,493	4,869	3,815
1,191	1,205	1,140	590	678	620
7,720	7,845	7,253	1,825	2,735	2,147
12,858	11,116	11,038	3,384	2,427	2,298
5,101	5,084	4,727	1,176	1,773	1,405
3,634	3,691	3,395	890	1,271	1,007
5,820	5,882	5,440	1,394	2,026	1,604
—	—	—	—	108	22
8,755	8,824	8,149	2,093	3,024	2,391
9,429	9,724	8,917	2,747	3,873	3,135
11,429	16,992	13,174	10,591	10,260	7,514
22,988	21,904	19,321	9,655	10,247	7,840
7,953	8,558	8,171	5,372	5,213	4,982
475,065	494,609	464,883	138,332	181,858	143,030
—	—	—	(1,283)	(67,533)	(53,468)
475,065	494,609	464,883	137,049	114,325	89,562
1,611,928	1,659,728	1,705,529	843,831	576,614	415,882

97,934	333,963	51,276	(44,682)	34	5
—	—	—	—	(127,286)	(121,124)
—	—	—	62,046	—	—
—	—	—	—	951,750	910,090
3,429,312	3,500,332	2,940,544	(598,172)	(890,437)	(1,127,573)
3,527,246	3,834,295	2,991,820	(580,808)	(65,939)	(338,602)
$5,139,174	$5,494,023	$4,697,349	$263,023	$510,675	$77,280

	Sterling Capital
	Behavioral Large Cap
	Value Equity Fund
	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2019	2018
From Investment Activities:
Operations:
Net investment income	$6,455,876	$5,256,167
Net realized gain (loss)	8,586,607	28,260,872
Change in unrealized appreciation/depreciation	(22,687,741)	(421,809)
Change in net assets from operations	(7,645,258)	33,095,230
Distributions to Shareholders:
Class A	(3,138,063)	(990,196)
Class C	(80,167)	(21,258)
Institutional Class	(858,373)	(6,190,611)
Class R	—	—
Class R6	(26,185,374)	(2,717,325)
Change in net assets from shareholder distributions	$(30,261,977)	$(9,919,390)
Capital Transactions:
Change in net assets from capital transactions	1,423,452	(17,023,853)
Change in net assets	(36,483,783)	6,151,987
Net Assets:
Beginning of year	312,979,475	306,827,488
End of year	276,495,692	312,979,475

See accompanying Notes to the Financial Statements.

Sterling Capital		Sterling Capital		Sterling Capital
Mid Value		Behavioral Small Cap		Special Opportunities
Fund		Value Equity Fund		Fund
For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
2019	2018	2019	2018	2019	2018

$2,760,350	$662,968	$3,197,783	$2,693,478	$1,746,357	$1,354,568
24,707,781	47,322,662	(7,053,333)	25,196,365	63,257,242	94,628,286
(59,094,578)	2,857,171	(17,208,260)	(15,060,171)	(61,106,426)	90,055,259
(31,626,447)	50,842,801	(21,063,810)	12,829,672	3,897,173	186,038,113

(3,408,094)	(1,456,516)	(1,025,701)	(376,877)	(23,254,518)	(28,254,937)
(477,465)	(215,133)	(20,475)	(6,737)	(11,770,076)	(14,014,589)
(30,649,387)	(30,863,123)	(4,266,355)	(9,282,877)	(23,120,615)	(54,218,748)
(513)	(80)	(8,674)	(1,463)	(18,880)	(31,772)
(33,160,969)	—	(23,767,086)	—	(24,985,390)	(3)
$(67,696,428)	$(32,534,852)	$(29,088,291)	$(9,667,954)	$(83,149,479)	$(96,520,049)

(116,439,231)	(45,226,819)	56,614,739	17,982,337	(80,171,646)	(33,823,588)
(215,762,106)	(26,918,870)	6,462,638	21,144,055	(159,423,952)	55,694,476

643,815,304	670,734,174	239,052,320	217,908,265	1,201,936,776	1,146,242,300
428,053,198	643,815,304	245,514,958	239,052,320	1,042,512,824	1,201,936,776

	Sterling Capital
	Equity Income
	Fund
	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2019	2018
From Investment Activities:
Operations:
Net investment income (loss)	$34,490,511	$28,001,267
Net realized gain (loss)	81,979,112	156,131,966
Change in unrealized appreciation/depreciation	28,039,403	46,144,809
Change in net assets from operations	144,509,026	230,278,042
Distributions to Shareholders:
Class A	(27,902,929)	(36,580,437)
Class C	(15,778,727)	(22,777,251)
Institutional Class	(77,612,408)	(108,613,745)
Class R	(248,333)	(380,583)
Class R6	(29,401,719)	(3,308,989)
Change in net assets from shareholder distributions	(150,944,116)	(171,661,005)
Capital Transactions:
Change in net assets from capital transactions	171,789,600	47,058,558
Change in net assets	165,354,510	105,675,595
Net Assets:
Beginning of year	1,672,886,380	1,567,210,785
End of year	$1,838,240,890	$1,672,886,380

See accompanying Notes to the Financial Statements.

Sterling Capital		Sterling Capital		Sterling Capital
Behavioral International		SMID		Stratton Mid Cap
Equity Fund		Opportunities Fund		Value Fund
For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
2019	2018	2019	2018	2019	2018

$2,909,724	$2,658,722	$(13,781)	$(34,636)	$440,747	$271,762
(6,321,497)	2,985,525	492,439	35,926	2,230,489	4,739,674
(2,783,452)	(6,860,822)	77,300	672,203	(1,902,285)	52,071
(6,195,225)	(1,216,575)	555,958	673,493	768,951	5,063,507

(45,602)	(18,632)	—	(67,906)	(8,075)	(3,985)
(4,299)	(1,747)	—	(23,727)	(103)	(45)
(1,243,697)	(3,136,628)	—	(97,308)	(5,084,526)	(2,556,507)
—	—	—	—	—	—
(4,081,173)	—	—	—	—	—
(5,374,771)	(3,157,007)	—	(188,941)	(5,092,704)	(2,560,537)

24,240,078	4,887,175	(116,917)	(1,165,195)	(302,087)	(1,980,103)
12,670,082	513,593	439,041	(680,643)	(4,625,840)	522,867

82,958,613	82,445,020	9,231,240	9,911,883	66,661,665	66,138,798
$95,628,695	$82,958,613	$9,670,281	$9,231,240	$62,035,825	$66,661,665

	Sterling Capital Stratton Real Estate Fund
	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2019	2018
From Investment Activities:
Operations:
Net investment income	$1,945,131	$2,035,121
Net realized gain (loss)	4,052,238	2,932,979
Change in unrealized appreciation/depreciation	11,153,699	433,930
Change in net assets from operations	17,151,068	5,402,030
Distributions to Shareholders:
Class A	(27,282)	(14,105)
Class C	(6,293)	(2,786)
Institutional Class	(5,133,185)	(4,544,554)
Change in net assets from shareholder distributions	(5,166,760)	(4,561,445)
Capital Transactions:
Change in net assets from capital transactions	2,115,839	(5,285,085)
Change in net assets	14,100,147	(4,444,500)
Net Assets:
Beginning of year	92,121,089	96,565,589
End of year	$106,221,236	$92,121,089

See accompanying Notes to the Financial Statements.

Sterling Capital		Sterling Capital
Stratton Small Cap		Ultra Short
Value Fund		Bond Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,
2019	2018	2019	2018

$6,647,729	$3,726,905	$928,786	$614,700
80,480,253	106,702,424	90,770	(53,414)
(160,890,027)	(17,527,452)	116,592	(14,558)
(73,762,045)	92,901,877	1,136,148	546,728

(133,162)	(49,681)	(94,793)	(90,901)
(7,554)	(9,281)	—	—
(87,347,809)	(103,370,613)	(820,309)	(602,875)
(87,488,525)	(103,429,575)	(915,102)	(693,776)

(174,989,690)	125,085,570	(9,659,452)	(11,394,380)
(336,240,260)	114,557,872	(9,438,406)	(11,541,428)

1,299,168,609	1,184,610,737	27,000,181	38,541,609
$962,928,349	$1,299,168,609	$17,561,775	$27,000,181

	Sterling Capital
	Short Duration
	Bond Fund
	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2019	2018
From Investment Activities:
Operations:
Net investment income	$4,650,289	$2,221,246
Net realized gain (loss)	304,183	(189,432)
Change in unrealized appreciation/depreciation	2,918,772	(983,819)
Change in net assets from operations	7,873,244	1,047,995
Distributions to Shareholders:
Class A	(101,425)	(125,174)
Class C	(20,881)	(22,585)
Institutional Class	(4,979,836)	(2,667,343)
Class R	—	—
Class R6	—	—
Change in net assets from shareholder distributions	(5,102,142)	(2,815,102)
Capital Transactions:
Change in net assets from capital transactions	41,105,586	59,370,236
Change in net assets	43,876,688	57,603,129
Net Assets:
Beginning of year	132,361,767	74,758,638
End of year	$176,238,455	$132,361,767

See accompanying Notes to the Financial Statements.

Sterling Capital		Sterling Capital		Sterling Capital
Intermediate U.S.		Total Return		Corporate
Government Fund		Bond Fund		Fund
For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
2019	2018	2019	2018	2019	2018

$385,137	$392,430	$40,036,049	$32,669,122	$802,792	$902,565
(135,818)	(131,836)	9,093,529	(6,406,390)	1,362	(123,986)
941,605	(550,383)	78,052,011	(34,574,914)	1,229,006	(883,886)
1,190,924	(289,789)	127,181,589	(8,312,182)	2,033,160	(105,307)

(100,924)	(129,138)	(1,758,079)	(2,065,674)	(13,849)	(14,226)
(7,749)	(9,904)	(172,524)	(156,059)	(111)	(1,207)
(337,311)	(445,387)	(29,747,187)	(29,603,997)	(788,778)	(1,073,071)
—	—	(829)	(248)	—	—
—	—	(10,125,629)	(4,164,355)	—	—
(445,984)	(584,429)	(41,804,248)	(35,990,333)	(802,738)	(1,088,504)

(8,583,621)	1,265,840	175,350,460	186,165,642	(9,365,172)	2,595,179
(7,838,681)	391,622	260,727,801	141,863,127	(8,134,750)	1,401,368

22,798,827	22,407,205	1,218,555,151	1,076,692,024	31,287,580	29,886,212
$14,960,146	$22,798,827	$1,479,282,952	$1,218,555,151	$23,152,830	$31,287,580

	Sterling Capital
	Securitized Opportunities
	Fund
	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2019	2018
From Investment Activities:
Operations:
Net investment income	$1,127,298	$1,132,594
Net realized gain (loss)	(2,517)	(144,404)
Change in unrealized appreciation/depreciation	1,730,730	(1,096,353)
Change in net assets from operations	2,855,511	(108,163)
Distributions to Shareholders:
Class A	(543)	(1,330)
Class C	(701)	(696)
Institutional Class	(1,106,026)	(1,178,896)
Change in net assets from shareholder distributions	(1,107,270)	(1,180,922)
Capital Transactions:
Change in net assets from capital transactions	(2,472,234)	(1,232,768)
Change in net assets	(723,993)	(2,521,853)
Net Assets:
Beginning of year	37,139,056	39,660,909
End of year	$36,415,063	$37,139,056

See accompanying Notes to the Financial Statements.

Sterling Capital		Sterling Capital		Sterling Capital
Kentucky		Maryland		North Carolina
Intermediate		Intermediate		Intermediate
Tax-Free Fund		Tax-Free Fund		Tax-Free Fund
For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
2019	2018	2019	2018	2019	2018

$208,253	$256,800	$317,751	$440,426	$3,913,470	$4,339,344
23,293	70,740	65,387	293,987	432,735	11,029
473,487	(478,198)	628,011	(986,187)	7,032,082	(6,002,811)
705,033	(150,658)	1,011,149	(251,774)	11,378,287	(1,652,438)

(78,236)	(87,277)	(127,247)	(134,728)	(807,558)	(912,555)
(31)	(26)	(13,595)	(11,004)	(40,835)	(58,619)
(195,012)	(202,693)	(399,198)	(425,743)	(3,064,006)	(3,366,222)
(273,279)	(289,996)	(540,040)	(571,475)	(3,912,399)	(4,337,396)

(1,117,426)	(305,281)	(4,847,604)	(3,795,441)	(8,430)	(10,412,980)
(685,672)	(745,935)	(4,376,495)	(4,618,690)	7,457,458	(16,402,814)

11,354,117	12,100,052	18,817,461	23,436,151	174,028,715	190,431,529
$10,668,445	$11,354,117	$14,440,966	$18,817,461	$181,486,173	$174,028,715

	Sterling Capital
	South Carolina
	Intermediate
	Tax-Free Fund
	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2019	2018
From Investment Activities:
Operations:
Net investment income	$1,611,928	$1,743,074
Net realized gain (loss)	97,934	(17,226)
Change in unrealized appreciation/depreciation	3,429,312	(2,585,296)
Change in net assets from operations	5,139,174	(859,448)
Distributions to Shareholders:
Class A	(245,867)	(283,214)
Class C	(11,011)	(14,253)
Institutional Class	(1,355,050)	(1,445,607)
Change in net assets from shareholder distributions	(1,611,928)	(1,743,074)
Capital Transactions:
Change in net assets from capital transactions	(1,686,203)	(6,469,460)
Change in net assets	1,841,043	(9,071,982)
Net Assets:
Beginning of year	77,945,386	87,017,368
End of year	$79,786,429	$77,945,386

See accompanying Notes to the Financial Statements.

Sterling Capital		Sterling Capital
Virginia		West Virginia
Intermediate		Intermediate
Tax-Free Fund		Tax-Free Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,
2019	2018	2019	2018

$1,659,728	$1,941,743	$1,705,529	$1,974,607
333,963	107,829	51,276	124,013
3,500,332	(3,023,583)	2,940,544	(2,851,084)
5,494,023	(974,011)	4,697,349	(752,464)

(357,345)	(463,739)	(506,838)	(627,314)
(9,779)	(10,664)	(10,261)	(10,940)
(1,292,604)	(1,467,336)	(1,305,041)	(1,439,698)
(1,659,728)	(1,941,739)	(1,822,140)	(2,077,952)

(9,011,256)	(13,174,353)	(6,345,674)	(8,062,488)
(5,176,961)	(16,090,103)	(3,470,465)	(10,892,904)

83,105,831	99,195,934	79,546,582	90,439,486
$77,928,870	$83,105,831	$76,076,117	$79,546,582

	Sterling Capital
	Diversified
	Income Fund
	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2019	2018
From Investment Activities:
Operations:
Net investment income	$843,831	$748,495
Net realized gain (loss)	17,364	139,840
Change in unrealized appreciation/depreciation	(598,172)	(390,086)
Change in net assets from operations	263,023	498,249
Distributions to Shareholders:
Class A	(555,310)	(523,412)
Class C	(35,414)	(34,796)
Institutional Class	(331,903)	(330,547)
Change in net assets from shareholder distributions	(922,627)	(888,755)
Capital Transactions:
Change in net assets from capital transactions	501,805	(3,155,120)
Change in net assets	(157,799)	(3,545,626)
Net Assets:
Beginning of year	20,325,662	23,871,288
End of year	$20,167,863	$20,325,662

See accompanying Notes to the Financial Statements.

Sterling Capital		Sterling Capital
Strategic Allocation		Strategic Allocation
Balanced Fund		Growth Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,
2019	2018	2019	2018

$576,614	$577,561	$415,882	$406,200
824,498	991,334	788,971	960,058
(890,437)	(419,774)	(1,127,573)	(185,060)
510,675	1,149,121	77,280	1,181,198

(573,911)	(651,806)	(403,342)	(466,835)
(7,432)	(11,239)	(5,356)	(5,908)
(5,227)	(3,510)	(15,673)	(16,605)
(586,570)	(666,555)	(424,371)	(489,348)

(3,606,279)	(2,290,246)	(1,735,975)	(1,735,373)
(3,682,174)	(1,807,680)	(2,083,066)	(1,043,523)

29,268,564	31,076,244	22,890,739	23,934,262
$25,586,390	$29,268,564	$20,807,673	$22,890,739

	Sterling Capital
	Behavioral Large Cap
	Value Equity Fund
	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2019	2018
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$935,934	$695,001
Distributions reinvested	3,024,043	967,715
Value of shares redeemed	(4,522,058)	(4,387,955)
Change in net assets from Class A Share transactions	(562,081)	(2,725,239)
Class C Shares:
Proceeds from shares issued	34,072	10,788
Distributions reinvested	76,180	19,650
Value of shares redeemed	(244,255)	(176,181)
Change in net assets from Class C Share transactions	(134,003)	(145,743)
Institutional Shares:
Proceeds from shares issued	348,169	8,002,945
Distributions reinvested	813,806	6,159,674
Value of shares redeemed	(1,379,019)	(286,588,176)
Change in net assets from Institutional Share transactions	(217,044)	(272,425,557)
Class R Shares:
Proceeds from shares issued	—	—
Distributions reinvested	—	—
Value of shares redeemed	—	—
Change in net assets from Class R Share transactions	—	—
Class R6 Shares:
Proceeds from shares issued	8,476,640	271,539,471
Distributions reinvested	26,185,374	2,717,326
Value of shares redeemed	(32,325,434)	(15,984,111)
Change in net assets from Class R6 Share transactions	2,336,580	258,272,686
Change in net assets from capital transactions	$1,423,452	$(17,023,853)
Share Transactions:
Class A Shares:
Issued	51,282	31,995
Reinvested	163,604	44,503
Redeemed	(235,640)	(202,109)
Change in Class A Shares	(20,754)	(125,611)
Class C Shares:
Issued	1,858	511
Reinvested	4,266	929
Redeemed	(13,480)	(8,454)
Change in Class C Shares	(7,356)	(7,014)
Institutional Shares:
Issued	17,721	362,623
Reinvested	43,752	282,164
Redeemed	(71,669)	(13,335,368)
Change in Institutional Shares	(10,196)	(12,690,581)
Class R Shares:
Issued	—	—
Reinvested	—	—
Redeemed	—	—
Change in Class R Shares	—	—
Class R6 Shares:
Issued	441,965	12,642,561
Reinvested	1,406,557	123,904
Redeemed	(1,668,727)	(724,941)
Change in Class R6 Shares	179,795	12,041,524
Change in Shares	141,489	(781,682)

See accompanying Notes to the Financial Statements.

Sterling Capital		Sterling Capital		Sterling Capital
Mid Value		Behavioral Small Cap		Special Opportunities
Fund		Value Equity Fund		Fund
For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
2019	2018	2019	2018	2019	2018

$694,889	$1,890,208	$147,039	$455,475	$50,507,639	$26,916,779
3,287,181	1,413,723	986,210	368,244	22,655,125	27,232,699
(7,119,018)	(6,664,281)	(1,370,407)	(1,517,076)	(64,745,949)	(88,609,565)
(3,136,948)	(3,360,350)	(237,158)	(693,357)	8,416,815	(34,460,087)

85,785	316,302	1,704	19,222	7,033,672	9,116,398
452,191	199,111	20,117	6,576	11,253,584	13,385,364
(1,116,509)	(815,506)	(13,228)	(38,465)	(64,942,936)	(36,254,964)
(578,533)	(300,093)	8,593	(12,667)	(46,655,680)	(13,753,202)

65,563,253	135,204,402	3,001,531	18,628,260	64,929,181	109,653,337
27,818,006	30,067,843	3,836,811	9,153,125	15,827,150	45,402,061
(209,396,363)	(487,070,043)	(9,417,780)	(191,104,113)	(125,765,263)	(476,418,274)
(116,015,104)	(321,797,798)	(2,579,438)	(163,322,728)	(45,008,932)	(321,362,876)

2,348	1,271	55,513	28,634	117,708	155,088
513	80	8,673	1,463	18,879	31,773
—	(9)	(6,067)	(1,112)	(14,718)	(289,447)
2,861	1,342	58,119	28,985	121,869	(102,586)

13,151,563	294,949,675	57,985,597	187,352,514	22,632,332	352,969,195
33,160,969	—	23,767,086	—	24,985,390	—
(43,024,039)	(14,719,595)	(22,388,060)	(5,370,410)	(44,663,440)	(17,114,032)
3,288,493	280,230,080	59,364,623	181,982,104	2,954,282	335,855,163
$(116,439,231)	$(45,226,819)	$56,614,739	$17,982,337	$(80,171,646)	$(33,823,588)

42,603	98,778	9,619	24,245	2,122,752	1,086,976
213,849	76,171	70,278	20,113	1,019,586	1,157,456
(444,018)	(347,539)	(93,083)	(81,894)	(2,761,560)	(3,579,537)
(187,566)	(172,590)	(13,186)	(37,536)	380,778	(1,335,105)

6,192	18,696	123	1,061	365,472	441,714
33,914	12,067	1,500	375	618,729	678,899
(78,751)	(48,148)	(946)	(2,164)	(3,374,253)	(1,742,917)
(38,645)	(17,385)	677	(728)	(2,390,052)	(622,304)

3,972,320	7,022,935	206,914	996,647	2,632,339	4,229,093
1,790,222	1,594,947	270,694	495,180	674,880	1,836,334
(13,022,482)	(25,293,509)	(626,557)	(10,649,128)	(5,146,852)	(18,865,288)
(7,259,940)	(16,675,627)	(148,949)	(9,157,301)	(1,839,633)	(12,799,861)

153	69	3,815	1,601	4,875	6,177
34	5	622	80	841	1,335
—	(1)	(430)	(59)	(620)	(11,754)
187	73	4,007	1,622	5,096	(4,242)

787,365	15,457,973	4,022,893	10,427,613	897,401	14,092,446
2,109,457	—	1,674,722	—	1,064,068	—
(2,556,762)	(750,728)	(1,492,555)	(285,270)	(1,771,703)	(650,786)
340,060	14,707,245	4,205,060	10,142,343	189,766	13,441,660
(7,145,904)	(2,158,284)	4,047,609	948,400	(3,654,045)	(1,319,852)

	Sterling Capital
	Equity Income
	Fund
	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2019	2018
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$55,127,466	$17,261,515
Distributions reinvested	26,666,056	34,930,386
Value of shares redeemed	(58,116,549)	(95,382,911)
Change in net assets from Class A Share transactions	23,676,973	(43,191,010)
Class C Shares:
Proceeds from shares issued	13,893,581	10,292,839
Distributions reinvested	15,208,917	22,170,768
Value of shares redeemed	(73,739,039)	(65,951,870)
Change in net assets from Class C Share transactions	(44,636,541)	(33,488,263)
Institutional Shares:
Proceeds from shares issued	277,543,621	199,599,403
Distributions reinvested	59,774,878	91,165,619
Value of shares redeemed	(173,731,332)	(455,884,460)
Change in net assets from Institutional Share transactions	163,587,167	(165,119,438)
Class R Shares:
Proceeds from shares issued	743,404	168,020
Distributions reinvested	248,332	380,583
Value of shares redeemed	(709,460)	(1,773,434)
Change in net assets from Class R Share transactions	282,276	(1,224,831)
Class R6 Shares:
Proceeds from shares issued	31,522,334	303,183,215
Distributions reinvested	29,401,719	3,308,989
Value of shares redeemed	(32,044,328)	(16,410,104)
Change in net assets from Class R6 Share transactions	28,879,725	290,082,100
Change in net assets from capital transactions	$171,789,600	$47,058,558
Share Transactions:
Class A Shares:
Issued	2,746,680	832,543
Reinvested	1,367,419	1,729,173
Redeemed	(2,883,769)	(4,607,856)
Change in Class A Shares	1,230,330	(2,046,140)
Class C Shares:
Issued	701,973	501,096
Reinvested	792,747	1,109,613
Redeemed	(3,702,614)	(3,214,105)
Change in Class C Shares	(2,207,894)	(1,603,396)
Institutional Shares:
Issued	13,723,097	9,619,889
Reinvested	3,051,663	4,497,406
Redeemed	(8,576,271)	(22,736,323)
Change in Institutional Shares	8,198,489	(8,619,028)
Class R Shares:
Issued	37,398	8,149
Reinvested	12,867	18,990
Redeemed	(35,480)	(86,486)
Change in Class R Shares	14,785	(59,347)
Class R6 Shares:
Issued	1,562,417	15,336,819
Reinvested	1,500,794	158,621
Redeemed	(1,563,071)	(788,118)
Change in Class R6 Shares	1,500,140	14,707,322
Change in Shares	8,735,850	2,379,411

See accompanying Notes to the Financial Statements.

Sterling Capital		Sterling Capital		Sterling Capital
Behavioral International		SMID		Stratton Mid Cap
Equity Fund		Opportunities Fund		Value Fund
For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
2019	2018	2019	2018	2019	2018

$123,265	$548,941	$366,941	$1,043,516	$21,905	$6,558
45,511	18,535	—	67,890	8,075	3,985
(345,274)	(207,111)	(309,895)	(2,399,337)	(5,899)	(15,201)
(176,498)	360,365	57,046	(1,287,931)	24,081	(4,658)

14,205	3,957	84,270	241,260	—	—
4,299	1,747	—	23,727	103	—
(5,850)	(38)	(423,647)	(280,538)	—	—
12,654	5,666	(339,377)	(15,551)	103	—

1,837,673	3,376,195	690,359	317,828	725,039	2,447,622
710,669	2,644,718	—	97,308	4,783,434	2,411,974
(2,231,436)	(67,284,550)	(524,945)	(276,849)	(5,834,744)	(6,835,041)
316,906	(61,263,637)	165,414	138,287	(326,271)	(1,975,445)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

20,005,843	65,784,781	—	—	—	—
4,081,173	—	—	—	—	—
—	—	—	—	—	—
24,087,016	65,784,781	—	—	—	—
$24,240,078	$4,887,175	$(116,917)	$(1,165,195)	$(302,087)	$(1,980,103)

13,137	46,928	29,734	88,686	372	97
4,942	1,571	—	5,887	144	59
(35,540)	(17,810)	(26,444)	(207,677)	(97)	(229)
(17,461)	30,689	3,290	(113,104)	419	(73)

1,381	329	7,505	20,618	—	—
470	149	—	2,064	2	—
(616)	(3)	(36,049)	(23,963)	—	—
1,235	475	(28,544)	(1,281)	2	—

197,397	277,788	60,406	27,509	12,066	35,437
75,256	224,238	—	8,450	84,617	35,512
(232,741)	(5,740,263)	(47,246)	(23,400)	(98,396)	(100,081)
39,912	(5,238,237)	13,160	12,559	(1,713)	(29,132)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

2,190,581	5,614,888	—	—	—	—
444,173	—	—	—	—	—
—	—	—	—	—	—
2,634,754	5,614,888	—	—	—	—
2,658,440	407,815	(12,094)	(101,826)	(1,292)	(29,205)

	Sterling Capital
	Stratton Real
	Estate Fund
	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2019	2018
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$402,433	$199,930
Distributions reinvested	25,560	12,636
Value of shares redeemed	(100,521)	(118,705)
Change in net assets from Class A Share transactions	327,472	93,861
Class C Shares:
Proceeds from shares issued	80,202	38,003
Distributions reinvested	6,292	2,786
Value of shares redeemed	(1,561)	(8,746)
Change in net assets from Class C Share transactions	84,933	32,043
Institutional Shares:
Proceeds from shares issued	17,505,972	6,722,737
Distributions reinvested	4,554,669	4,044,383
Value of shares redeemed	(20,357,207)	(16,178,109)
Change in net assets from Institutional Share transactions	1,703,434	(5,410,989)
Change in net assets from capital transactions	$2,115,839	$(5,285,085)
Share Transactions:
Class A Shares:
Issued	10,283	5,304
Reinvested	682	341
Redeemed	(2,618)	(3,210)
Change in Class A Shares	8,347	2,435
Class C Shares:
Issued	2,115	1,049
Reinvested	170	75
Redeemed	(41)	(247)
Change in Class C Shares	2,244	877
Institutional Shares:
Issued	451,964	182,158
Reinvested	121,837	109,143
Redeemed	(524,867)	(449,637)
Change in Institutional Shares	48,934	(158,336)
Change in Shares	59,525	(155,024)

See accompanying Notes to the Financial Statements.

Sterling Capital		Sterling Capital
Stratton Small Cap		Ultra Short
Value Fund		Bond Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,
2019	2018	2019	2018

$1,407,442	$1,687,322	$875,745	$4,735,145
130,424	44,946	68,193	77,021
(678,947)	(118,054)	(3,815,644)	(4,376,419)
858,919	1,614,214	(2,871,706)	435,747

168,061	3,625	—	—
7,554	9,282	—	—
(2,000)	(6,219)	—	—
173,615	6,688	—	—

129,863,570	292,065,741	21,239,320	7,550,761
59,385,321	82,688,186	679,867	540,774
(365,271,115)	(251,289,259)	(28,706,933)	(19,921,662)
(176,022,224)	123,464,668	(6,787,746)	(11,830,127)
$(174,989,690)	125,085,570	$(9,659,452)	$(11,394,380)

18,224	19,281	89,884	484,332
1,791	526	6,986	7,901
(8,785)	(1,352)	(390,630)	(448,147)
11,230	18,455	(293,760)	44,086

2,303	43	—	—
106	110	—	—
(25)	(71)	—	—
2,384	82	—	—

1,700,927	3,325,502	2,182,523	774,686
813,078	964,732	69,593	55,470
(4,821,192)	(2,864,279)	(2,933,540)	(2,043,410)
(2,307,187)	1,425,955	(681,424)	(1,213,254)
(2,293,573)	1,444,492	(975,184)	(1,169,168)

	Sterling Capital
	Short Duration
	Bond Fund
	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2019	2018
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$132,602	$470,987
Distributions reinvested	91,963	110,645
Value of shares redeemed	(1,475,687)	(1,829,666)
Change in net assets from Class A Share transactions	(1,251,122)	(1,248,034)
Class C Shares:
Proceeds from shares issued	122,296	6,324
Distributions reinvested	19,926	19,529
Value of shares redeemed	(197,504)	(453,677)
Change in net assets from Class C Share transactions	(55,282)	(427,824)
Institutional Shares:
Proceeds from shares issued	76,584,610	83,320,675
Distributions reinvested	3,897,901	1,811,206
Value of shares redeemed	(38,070,521)	(24,085,787)
Change in net assets from Institutional Share transactions	42,411,990	61,046,094
Class R Shares:
Proceeds from shares issued	—	—
Distributions reinvested	—	—
Value of shares redeemed	—	—
Change in net assets from Class R Share transactions	—	—
Class R6 Shares:
Proceeds from shares issued	—	—
Distributions reinvested	—	—
Value of shares redeemed	—	—
Change in net assets from Class R6 Share transactions	—	—
Change in net assets from capital transactions	$41,105,586	$59,370,236
Share Transactions:
Class A Shares:
Issued	15,539	55,182
Reinvested	10,734	12,910
Redeemed	(172,452)	(213,397)
Change in Class A Shares	(146,179)	(145,305)
Class C Shares:
Issued	14,418	738
Reinvested	2,326	2,280
Redeemed	(23,125)	(52,881)
Change in Class C Shares	(6,381)	(49,863)
Institutional Shares:
Issued	8,975,919	9,731,130
Reinvested	454,557	211,938
Redeemed	(4,440,972)	(2,808,942)
Change in Institutional Shares	4,989,504	7,134,126
Class R Shares:
Issued	—	—
Reinvested	—	—
Redeemed	—	—
Change in Class R Shares	—	—
Class R6 Shares:
Issued	—	—
Reinvested	—	—
Redeemed	—	—
Change in Class R6 Shares	—	—
Change in Shares	4,836,944	6,938,958

See accompanying Notes to the Financial Statements.

Sterling Capital		Sterling Capital
Intermediate U.S.		Total Return		Sterling Capital
Government Fund		Bond Fund		Corporate Fund
For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
2019	2018	2019	2018	2019	2018

$100,741	$32,004	$10,027,413	$14,575,793	$62,259	$133,619
94,743	122,083	1,697,366	1,992,744	13,850	14,122
(1,199,621)	(1,010,069)	(28,820,527)	(16,806,056)	(44,374)	(63,236)
(1,004,137)	(855,982)	(17,095,748)	(237,519)	31,735	84,505

3,772	7,656	2,597,620	2,517,014	—	—
7,680	9,886	145,756	122,808	69	1,206
(141,933)	(84,443)	(2,446,047)	(2,470,980)	(39,205)	—
(130,481)	(66,901)	297,329	168,842	(39,136)	1,206

2,174,624	8,934,794	377,140,069	377,719,394	3,831,591	9,455,433
57,117	82,950	15,017,587	16,766,290	787,886	1,071,268
(9,680,744)	(6,829,021)	(248,196,183)	(493,447,788)	(13,977,248)	(8,017,233)
(7,449,003)	2,188,723	143,961,473	(98,962,104)	(9,357,771)	2,509,468

—	—	—	30,426	—	—
—	—	829	248	—	—
—	—	(8,975)	(55)	—	—
—	—	(8,146)	30,619	—	—

—	—	78,280,930	298,303,123	—	—
—	—	10,121,716	4,164,349	—	—
—	—	(40,207,094)	(17,301,668)	—	—
—	—	48,195,552	285,165,804	—	—
$(8,583,621)	$1,265,840	$175,350,460	$186,165,642	$(9,365,172)	$2,595,179

10,380	3,302	949,954	1,399,318	6,118	13,427
9,748	12,647	162,462	192,297	1,380	1,414
(122,964)	(104,135)	(2,778,531)	(1,625,612)	(4,324)	(6,310)
(102,836)	(88,186)	(1,666,115)	(33,997)	3,174	8,531

391	787	247,292	242,058	—	—
791	1,026	13,896	11,835	7	120
(14,594)	(8,644)	(233,935)	(237,640)	(4,021)	—
(13,412)	(6,831)	27,253	16,253	(4,014)	120

224,428	934,128	35,941,744	36,365,096	383,753	960,307
5,876	8,580	1,430,579	1,613,303	78,805	107,332
(1,009,532)	(705,599)	(23,901,584)	(47,710,560)	(1,420,672)	(803,488)
(779,228)	237,109	13,470,739	(9,732,161)	(958,114)	264,151

—	—	—	2,972	—	—
—	—	80	24	—	—
—	—	(881)	(5)	—	—
—	—	(801)	2,991	—	—

—	—	7,416,251	28,894,822	—	—
—	—	964,467	405,977	—	—
—	—	(3,840,531)	(1,687,990)	—	—
—	—	4,540,187	27,612,809	—	—
(895,476)	142,092	16,371,263	17,865,895	(958,954)	272,802

	Sterling Capital
	Securitized Opportunities
	Fund
	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2019	2018
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$—	$422
Distributions reinvested	543	1,330
Value of shares redeemed	(9)	(75,841)
Change in net assets from Class A Share transactions	534	(74,089)
Class C Shares:
Proceeds from shares issued	—	—
Distributions reinvested	701	696
Value of shares redeemed	(639)	(546)
Change in net assets from Class C Share transactions	62	150
Institutional Shares:
Proceeds from shares issued	1,743,197	5,670,308
Distributions reinvested	1,062,163	1,144,285
Value of shares redeemed	(5,278,190)	(7,973,422)
Change in net assets from Institutional Share transactions	(2,472,830)	(1,158,829)
Change in net assets from capital transactions	$(2,472,234)	$(1,232,768)
Share Transactions:
Class A Shares:
Issued	—	43
Reinvested	55	136
Redeemed	(1)	(7,750)
Change in Class A Shares	54	(7,571)
Class C Shares:
Issued	—	—
Reinvested	72	71
Redeemed	(65)	(56)
Change in Class C Shares	7	15
Institutional Shares:
Issued	174,842	586,820
Reinvested	107,799	117,388
Redeemed	(539,555)	(820,358)
Change in Institutional Shares	(256,914)	(116,150)
Change in Shares	(256,853)	(123,706)

See accompanying Notes to the Financial Statements.

Sterling Capital		Sterling Capital		Sterling Capital
Kentucky		Maryland		North Carolina
Intermediate		Intermediate		Intermediate
Tax-Free Fund		Tax-Free Fund		Tax-Free Fund
For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
2019	2018	2019	2018	2019	2018

$486,125	$12,851	$37,386	$208,485	$3,836,676	$2,537,656
75,439	84,773	101,927	109,475	687,412	792,745
(708,577)	(378,208)	(1,307,983)	(939,490)	(4,498,190)	(10,459,959)
(147,013)	(280,584)	(1,168,670)	(621,530)	25,898	(7,129,558)

—	—	20,750	103,365	202,741	975,837
31	26	13,595	11,004	40,518	57,854
—	—	(114,271)	(127,076)	(853,777)	(2,130,630)
31	26	(79,926)	(12,707)	(610,518)	(1,096,939)

569,087	1,336,803	877,547	764,677	28,191,390	27,347,433
16,476	15,888	67,911	78,432	1,018,133	900,556
(1,556,007)	(1,377,414)	(4,544,466)	(4,004,313)	(28,633,333)	(30,434,472)
(970,444)	(24,723)	(3,599,008)	(3,161,204)	576,190	(2,186,483)
$(1,117,426)	$(305,281)	$(4,847,604)	$(3,795,441)	$(8,430)	$(10,412,980)

47,623	1,275	3,439	19,485	360,881	238,687
7,490	8,435	9,561	10,146	64,342	75,036
(71,671)	(37,818)	(122,794)	(87,455)	(420,823)	(987,278)
(16,558)	(28,108)	(109,794)	(57,824)	4,400	(673,555)

—	—	1,950	9,546	19,020	91,894
3	3	1,278	1,019	3,800	5,479
—	—	(10,654)	(11,840)	(81,063)	(201,199)
3	3	(7,426)	(1,275)	(58,243)	(103,826)

57,224	133,119	81,375	70,464	2,626,439	2,587,873
1,637	1,582	6,361	7,262	95,238	85,310
(155,416)	(138,001)	(424,138)	(372,473)	(2,712,318)	(2,874,906)
(96,555)	(3,300)	(336,402)	(294,747)	9,359	(201,723)
(113,110)	(31,405)	(453,622)	(353,846)	(44,484)	(979,104)

	Sterling Capital
	South Carolina
	Intermediate
	Tax-Free Fund
	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2019	2018
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$382,162	$2,214,300
Distributions reinvested	238,267	275,293
Value of shares redeemed	(2,603,553)	(3,992,034)
Change in net assets from Class A Share transactions	(1,983,124)	(1,502,441)
Class C Shares:
Proceeds from shares issued	79,002	9,569
Distributions reinvested	10,990	14,215
Value of shares redeemed	(147,972)	(432,827)
Change in net assets from Class C Share transactions	(57,980)	(409,043)
Institutional Shares:
Proceeds from shares issued	12,432,193	14,435,688
Distributions reinvested	311,034	378,336
Value of shares redeemed	(12,388,326)	(19,372,000)
Change in net assets from Institutional Share transactions	354,901	(4,557,976)
Change in net assets from capital transactions	$(1,686,203)	$(6,469,460)
Share Transactions:
Class A Shares:
Issued	35,168	202,414
Reinvested	21,560	25,275
Redeemed	(237,374)	(366,316)
Change in Class A Shares	(180,646)	(138,627)
Class C Shares:
Issued	7,134	868
Reinvested	994	1,305
Redeemed	(13,459)	(39,796)
Change in Class C Shares	(5,331)	(37,623)
Institutional Shares:
Issued	1,133,723	1,328,951
Reinvested	28,322	34,972
Redeemed	(1,136,914)	(1,790,163)
Change in Institutional Shares	25,131	(426,240)
Change in Shares	(160,846)	(602,490)

See accompanying Notes to the Financial Statements.

Sterling Capital		Sterling Capital
Virginia		West Virginia
Intermediate		Intermediate
Tax-Free Fund		Tax-Free Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,
2019	2018	2019	2018

$330,984	$127,607	$2,471,962	$489,092
303,035	402,911	451,194	565,984
(4,580,565)	(6,408,355)	(5,229,839)	(6,439,300)
(3,946,546)	(5,877,837)	(2,306,683)	(5,384,224)

5,161	1,074	199,557	12,856
9,346	10,205	10,210	10,940
(76,755)	(75,043)	(627,510)	(12,951)
(62,248)	(63,764)	(417,743)	10,845

7,716,491	7,846,063	9,176,083	9,470,740
181,453	197,739	115,667	136,406
(12,900,406)	(15,276,554)	(12,912,998)	(12,296,255)
(5,002,462)	(7,232,752)	(3,621,248)	(2,689,109)
$(9,011,256)	$(13,174,353)	$(6,345,674)	$(8,062,488)

28,227	11,053	247,431	49,296
25,903	34,924	45,459	57,489
(396,731)	(553,854)	(533,392)	(655,601)
(342,601)	(507,877)	(240,502)	(548,816)

437	93	19,844	1,309
799	885	1,032	1,111
(6,628)	(6,455)	(62,409)	(1,321)
(5,392)	(5,477)	(41,533)	1,099

660,524	679,539	918,268	961,065
15,497	17,156	11,662	13,819
(1,111,688)	(1,326,202)	(1,316,333)	(1,249,228)
(435,667)	(629,507)	(386,403)	(274,344)
(783,660)	(1,142,861)	(668,438)	(822,061)

	Sterling Capital
	Diversified
	Income Fund
	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2019	2018
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$389,953	$623,110
Distributions reinvested	550,891	514,960
Value of shares redeemed	(2,331,497)	(3,226,948)
Change in net assets from Class A Share transactions	(1,390,653)	(2,088,878)
Class C Shares:
Proceeds from shares issued	416	5,041
Distributions reinvested	35,414	34,796
Value of shares redeemed	(374,439)	(127,071)
Change in net assets from Class C Share transactions	(338,609)	(87,234)
Institutional Shares:
Proceeds from shares issued	3,888,968	3,391,639
Distributions reinvested	277,718	288,712
Value of shares redeemed	(1,935,619)	(4,659,359)
Change in net assets from Institutional Share transactions	2,231,067	(979,008)
Change in net assets from capital transactions	$501,805	$(3,155,120)
Share Transactions:
Class A Shares:
Issued	37,763	58,371
Reinvested	53,728	48,139
Redeemed	(225,790)	(301,022)
Change in Class A Shares	(134,299)	(194,512)
Class C Shares:
Issued	41	467
Reinvested	3,487	3,281
Redeemed	(36,602)	(11,968)
Change in Class C Shares	(33,074)	(8,220)
Institutional Shares:
Issued	369,829	309,419
Reinvested	26,739	26,648
Redeemed	(185,095)	(432,816)
Change in Institutional Shares	211,473	(96,749)
Change in Shares	44,100	(299,481)

See accompanying Notes to the Financial Statements.

Sterling Capital		Sterling Capital
Strategic Allocation		Strategic Allocation
Balanced Fund		Growth Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,
2019	2018	2019	2018

$649,698	$773,902	$398,273	$298,745
572,661	650,429	401,982	465,075
(4,773,194)	(3,606,861)	(2,428,833)	(2,544,309)
(3,550,835)	(2,182,530)	(1,628,578)	(1,780,489)

4,500	7,916	19,434	26,390
7,432	11,239	5,049	5,540
(178,051)	(237,097)	(93,678)	(22,952)
(166,119)	(217,942)	(69,195)	8,978

160,939	114,410	36,945	31,181
5,227	3,510	15,673	16,607
(55,491)	(7,694)	(90,820)	(11,650)
110,675	110,226	(38,202)	36,138
$(3,606,279)	$(2,290,246)	$(1,735,975)	$(1,735,373)

56,037	64,193	34,197	24,657
50,445	53,984	35,868	38,281
(404,802)	(299,224)	(206,022)	(209,052)
(298,320)	(181,047)	(135,957)	(146,114)

394	671	1,721	2,250
680	949	478	472
(15,416)	(20,240)	(8,249)	(1,960)
(14,342)	(18,620)	(6,050)	762

13,119	9,385	3,127	2,571
454	290	1,389	1,364
(4,672)	(632)	(7,676)	(947)
8,901	9,043	(3,160)	2,988
(303,761)	(190,624)	(145,167)	(142,364)

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Sterling Capital Funds

Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset	Net	Net realized/
	Value,	investment	unrealized	Total from	Net	Net realized
	Beginning	income	gains (losses)	Investment	investment	gains on	Total
	of Year	(loss)(a)	on investments	Activities	income	investments	Distributions
Sterling Capital Behavioral Large Cap Value Equity Fund
Year Ended September 30, 2019	$22.30	0.39	(1.07)	(0.68)	(0.38)	(1.75)	(2.13)
Year Ended September 30, 2018	$20.71	0.31	1.91	2.22	(0.44)	(0.19)	(0.63)
Year Ended September 30, 2017	$17.68	0.36	2.97	3.33	(0.30)	—	(0.30)
Year Ended September 30, 2016	$16.53	0.27	1.15	1.42	(0.27)	—	(0.27)
Year Ended September 30, 2015	$17.24	0.22	(0.69)	(0.47)	(0.24)	—	(0.24)
Sterling Capital Mid Value Fund
Year Ended September 30, 2019	$19.08	0.05	(0.77)	(0.72)	—	(2.26)	(2.26)
Year Ended September 30, 2018	$18.72	(0.03)	1.23	1.20	—	(0.84)	(0.84)
Year Ended September 30, 2017	$16.71	(0.02)	2.56	2.54	—	(0.53)	(0.53)
Year Ended September 30, 2016	$17.97	0.02	2.06	2.08	—	(3.34)	(3.34)
Year Ended September 30, 2015	$19.33	0.06	(0.14)	(0.08)	(0.11)	(1.17)	(1.28)
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2019	$18.65	0.17	(2.07)	(1.90)	(0.23)	(1.98)	(2.21)
Year Ended September 30, 2018	$18.39	0.17	0.86	1.03	(0.12)	(0.65)	(0.77)
Year Ended September 30, 2017	$15.19	0.12	3.17	3.29	(0.09)	—	(0.09)
Year Ended September 30, 2016	$14.04	0.18	1.15	1.33	(0.17)	(0.01)	(0.18)
Year Ended September 30, 2015	$14.34	0.18	0.16	0.34	(0.20)	(0.44)	(0.64)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2019	$26.37	0.02	0.10	0.12	—	(1.86)	(1.86)
Year Ended September 30, 2018	$24.51	0.01	3.93	3.94	(0.14)	(1.94)	(2.08)
Year Ended September 30, 2017	$21.53	0.02	3.37	3.39	—	(0.41)	(0.41)
Year Ended September 30, 2016	$22.96	—	1.88	1.88	—	(3.31)	(3.31)
Year Ended September 30, 2015	$23.33	(0.06)	0.89	0.83	—	(1.20)	(1.20)
Sterling Capital Equity Income Fund
Year Ended September 30, 2019	$21.55	0.39	1.23	1.62	(0.38)	(1.52)	(1.90)
Year Ended September 30, 2018	$20.84	0.34	2.66	3.00	(0.34)	(1.95)	(2.29)
Year Ended September 30, 2017	$18.30	0.34	2.59	2.93	(0.37)	(0.02)	(0.39)
Year Ended September 30, 2016	$17.35	0.31	2.05	2.36	(0.31)	(1.10)	(1.41)
Year Ended September 30, 2015	$18.94	0.31	(1.06)	(0.75)	(0.33)	(0.51)	(0.84)

*                                         During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**                                  Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)                                 Per share net investment income (loss) has been calculated using the average daily shares method.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
				Ratio of net
				investment
Net Asset	Total	Net Assets,	Ratio of	income	Ratio of
Value,	Return	End of	net expenses	(loss) to	expenses to
End of	(excludes	Year	to average	average net	average	Portfolio
Year	sales charge)	(000)	net assets	assets	net assets*	turnover rate**

$19.49	(2.34)%	$28,548	0.89%	2.04%	0.89%	142.59%
$22.30	10.87%	$33,126	0.87%	1.44%	0.87%	127.89%
$20.71	18.94%	$33,358	0.89%	1.87%	0.89%	144.85%
$17.68	8.66%	$30,159	1.01%	1.58%	1.15%	145.53%
$16.53	(2.81)%	$31,079	1.06%	1.25%	1.16%	135.05%

$16.10	(2.80)%	$23,013	1.18%	0.29%	1.18%	26.62%
$19.08	6.54%	$30,857	1.17%	(0.16)%	1.17%	34.62%
$18.72	15.42%	$33,503	1.15%	(0.09)%	1.15%	24.83%
$16.71	13.07%	$31,625	1.18%	0.15%	1.18%	25.45%
$17.97	(0.69)%	$34,792	1.19%	0.29%	1.19%	30.61%

$14.54	(9.57)%	$6,599	1.05%	1.17%	1.05%	124.82%
$18.65	5.69%	$8,711	1.03%	0.91%	1.03%	89.85%
$18.39	21.65%	$9,281	1.05%	0.72%	1.10%	109.05%
$15.19	9.52%	$8,714	1.13%	1.29%	1.21%	120.42%
$14.04	2.20%	$13,261	1.25%	1.18%	1.25%	101.99%

$24.63	1.21%	$322,003	1.11%	0.06%	1.11%	17.31%
$26.37	17.16%	$334,687	1.11%	0.05%	1.11%	22.78%
$24.51	15.97%	$343,873	1.12%	0.07%	1.12%	18.92%
$21.53	8.57%	$351,467	1.17%	0.02%	1.22%	27.32%
$22.96	3.75%	$264,294	1.22%	(0.25)%	1.22%	26.98%

$21.27	8.48%	$338,293	1.02%	1.92%	1.02%	23.20%
$21.55	15.28%	$316,245	1.02%	1.66%	1.02%	19.49%
$20.84	16.19%	$348,427	1.03%	1.78%	1.03%	16.93%
$18.30	14.50%	$467,470	1.21%	1.78%	1.21%	20.64%
$17.35	(4.16)%	$478,393	1.21%	1.66%	1.21%	27.53%

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset	Net	Net realized/
	Value,	investment	unrealized	Total from	Net	Net realized
	Beginning	income	gains (losses)	Investment	investment	gains on	Total
	of Period	(loss)(a)	on investments	Activities	income	investments	Distributions
Sterling Capital Behavioral International Equity Fund
Year Ended September 30, 2019	$11.17	0.31	(1.31)	(1.00)	(0.29)	(0.40)	(0.69)
Year Ended September 30, 2018	$11.75	0.37	(0.52)	(0.15)	(0.32)	(0.11)	(0.43)
Year Ended September 30, 2017	$9.68	0.25	1.96	2.21	(0.14)	—	(0.14)
Year Ended September 30, 2016	$9.22	0.21	0.46	0.67	(0.21)	—	(0.21)
November 28, 2014 to September 30, 2015(d)	$10.00	0.18	(0.94)	(0.76)	(0.02)	—	(0.02)
Sterling Capital SMID Opportunities Fund
Year Ended September 30, 2019	$12.44	(0.02)	0.82	0.80	—	—	—
Year Ended September 30, 2018	$11.75	(0.05)	0.98	0.93	(0.06)	(0.18)	(0.24)
October 3, 2016 to September 30, 2017(d)	$10.00	— (e)	1.76	1.76	(0.01)	—	(0.01)
Sterling Capital Stratton Mid Cap Value Fund
Year Ended September 30, 2019	$68.74	0.30	0.17	0.47	(0.15)	(5.02)	(5.17)
Year Ended September 30, 2018	$66.23	0.10	4.85	4.95	(0.15)	(2.29)	(2.44)
Year Ended September 30, 2017	$55.87	0.02	10.65	10.67	(0.04)	(0.27)	(0.31)
Period Ended September 30, 2016	$52.55	(0.02)	3.34	3.32	—	—	—
November 16, 2015 to December 31, 2015(d)	$53.97	0.05	0.44	0.49	(0.13)	(1.78)	(1.91)
Sterling Capital Stratton Real Estate Fund
Year Ended September 30, 2019	$37.57	0.75	5.98	6.73	(0.78)	(1.24)	(2.02)
Year Ended September 30, 2018	$37.04	0.74	1.50	2.24	(0.49)	(1.22)	(1.71)
Year Ended September 30, 2017	$39.67	0.75	(0.54)	0.21	(1.09)	(1.75)	(2.84)
Period Ended September 30, 2016	$36.00	0.57	3.58	4.15	(0.48)	—	(0.48)
November 16, 2015 to December 31, 2015(d)	$34.90	0.15	1.42	1.57	—	(0.47)	(0.47)
Sterling Capital Stratton Small Cap Value Fund
Year Ended September 30, 2019	$88.73	0.32	(5.00)	(4.68)	(0.15)	(5.90)	(6.05)
Year Ended September 30, 2018	$89.91	0.12	6.49	6.61	(0.10)	(7.69)	(7.79)
Year Ended September 30, 2017	$78.34	— (e)	15.72	15.72	(0.05)	(4.10)	(4.15)
Period Ended September 30, 2016	$69.90	(0.02)	8.46	8.44	—	—	—
November 16, 2015 to December 31, 2015(d)	$71.71	0.05	(0.81)	(0.76)	(0.05)	(1.00)	(1.05)
Sterling Capital Ultra Short Bond Fund
Year Ended September 30, 2019	$9.75	0.23	0.03	0.26	(0.23)	—	(0.23)
Year Ended September 30, 2018	$9.79	0.14	(0.02)	0.12	(0.16)	—	(0.16)
Year Ended September 30, 2017	$9.82	0.07	0.03	0.10	(0.13)	—	(0.13)
Year Ended September 30, 2016	$9.87	0.07	0.03	0.10	(0.15)	—	(0.15)
Year Ended September 30, 2015	$9.94	0.04	(0.02)	0.02	(0.09)	—	(0.09)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Period from commencement of operations.
(e)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
				Ratio of net
				investment
Net Asset	Total	Net Assets,	Ratio of	income	Ratio of
Value,	Return	End of	net expenses	(loss) to	expenses to
End of	(excludes	Period	to average	average net	average	Portfolio
Period	sales charge) (b)	(000)	net assets (c)	assets (c)	net assets*(c)	turnover rate**(b)

$9.48	(8.72)%	$537	0.94%	3.16%	1.14%	97.74%
$11.17	(1.47)%	$828	0.90%	3.17%	1.10%	96.65%
$11.75	23.19%	$510	0.93%	2.38%	1.19%	91.65%
$9.68	7.24%	$354	1.05%	2.26%	1.36%	125.35%
$9.22	(7.57)%	$531	1.28%	2.16%	1.44%	133.50%

$13.24	6.43%	$3,097	1.04%	(0.18)%	1.45%	45.11%
$12.44	8.07%	$2,870	1.04%	(0.39)%	1.29%	45.64%
$11.75	17.59%	$4,038	1.04%	(0.03)%	1.66%	37.97%

$64.04	1.72%	$126	1.20%	0.50%	1.20%	6.75%
$68.74	7.54%	$107	1.20%	0.15%	1.20%	14.47%
$66.23	19.16%	$108	1.16%	0.03%	1.16%	12.19%
$55.87	6.32%	$19	1.20%	(0.04)%	1.22%	11.16%
$52.55	1.00%	$1	0.91%	0.72%	0.91%	19.28%

$42.28	18.76%	$800	1.07%	1.92%	1.07%	14.56%
$37.57	6.17%	$398	1.07%	2.04%	1.07%	8.34%
$37.04	0.90%	$302	1.04%	2.03%	1.05%	13.52%
$39.67	11.50%	$115	1.08%	1.93%	1.11%	18.43%
$36.00	4.54%	$1	0.86%	3.30%	0.86%	15.47%

$78.00	(4.79)%	$2,775	1.28%	0.42%	1.33%	8.60%
$88.73	7.71%	$2,160	1.28%	0.14%	1.32%	15.51%
$89.91	20.43%	$529	1.31%	0.01%	1.31%	7.04%
$78.34	12.07%	$87	1.33%	(0.04)%	1.33%	3.42%
$69.90	(1.03)%	$1	1.33%	0.58%	1.33%	6.33%

$9.78	2.70%	$2,219	0.68%	2.39%	0.79%	103.69%
$9.75	1.20%	$5,074	0.66%	1.39%	0.76%	74.56%
$9.79	1.00%	$4,663	0.68%	0.71%	0.78%	59.57%
$9.82	0.99%	$6,250	0.71%	0.72%	0.80%	43.02%
$9.87	0.25%	$8,295	0.78%	0.43%	0.80%	66.19%

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset		Net realized/
	Value,	Net	unrealized	Total from	Net	Net realized	Return
	Beginning	investment	gains (losses)	Investment	investment	gains on	of		Total
	of Year	income(a)	on investments	Activities	income	investments	capital		Distributions
Sterling Capital Short Duration Bond Fund
Year Ended September 30, 2019	$8.52	0.21	0.15	0.36	(0.23)	—	—		(0.23)
Year Ended September 30, 2018	$8.69	0.16	(0.11)	0.05	(0.22)	—	—		(0.22)
Year Ended September 30, 2017	$8.81	0.10	(0.01)	0.09	(0.21)	—	—		(0.21)
Year Ended September 30, 2016	$8.86	0.10	0.07	0.17	(0.22)	—	—		(0.22)
Year Ended September 30, 2015	$9.07	0.10	(0.05)	0.05	(0.26)	—	—		(0.26)
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2019	$9.48	0.21	0.47	0.68	(0.24)	—	—		(0.24)
Year Ended September 30, 2018	$9.91	0.17	(0.34)	(0.17)	(0.26)	—	—		(0.26)
Year Ended September 30, 2017	$10.24	0.15	(0.27)	(0.12)	(0.21)	—	—		(0.21)
Year Ended September 30, 2016	$10.18	0.13	0.11	0.24	(0.18)	—	—		(0.18)
Year Ended September 30, 2015	$10.19	0.13	0.05	0.18	(0.19)	—	—		(0.19)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2019	$10.20	0.30	0.69	0.99	(0.31)	—	—		(0.31)
Year Ended September 30, 2018	$10.59	0.27	(0.36)	(0.09)	(0.30)	—	—		(0.30)
Year Ended September 30, 2017	$10.81	0.23	(0.15)	0.08	(0.30)	—	—		(0.30)
Year Ended September 30, 2016	$10.53	0.26	0.34	0.60	(0.32)	—	—		(0.32)
Year Ended September 30, 2015	$10.66	0.28	(0.06)	0.22	(0.35)	—	—		(0.35)
Sterling Capital Corporate Fund
Year Ended September 30, 2019	$9.81	0.30	0.57	0.87	(0.30)	—	—		(0.30)
Year Ended September 30, 2018	$10.25	0.29	(0.37)	(0.08)	(0.29)	(0.07)	—		(0.36)
Year Ended September 30, 2017	$10.37	0.29	(0.08)	0.21	(0.29)	(0.04)	—		(0.33)
Year Ended September 30, 2016	$10.10	0.28	0.27	0.55	(0.28)	—	—		(0.28)
Year Ended September 30, 2015	$10.25	0.29	(0.14)	0.15	(0.29)	(0.01)	—	(b)	(0.30)
Sterling Capital Securitized Opportunities Fund
Year Ended September 30, 2019	$9.60	0.28	0.49	0.77	(0.28)	—	—		(0.28)
Year Ended September 30, 2018	$9.94	0.25	(0.31)	(0.06)	(0.28)	—	—		(0.28)
Year Ended September 30, 2017	$10.10	0.21	(0.12)	0.09	(0.25)	—	—		(0.25)
Year Ended September 30, 2016	$9.98	0.19	0.16	0.35	(0.23)	—	—		(0.23)
Year Ended September 30, 2015	$9.90	0.20	0.13	0.33	(0.25)	—	—		(0.25)
Sterling Capital Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2019	$9.90	0.18	0.48	0.66	(0.18)	(0.06)	—		(0.24)
Year Ended September 30, 2018	$10.27	0.20	(0.34)	(0.14)	(0.20)	(0.03)	—		(0.23)
Year Ended September 30, 2017	$10.64	0.21	(0.23)	(0.02)	(0.21)	(0.14)	—		(0.35)
Year Ended September 30, 2016	$10.62	0.24	0.15	0.39	(0.24)	(0.13)	—		(0.37)
Year Ended September 30, 2015	$10.86	0.25	(0.06)	0.19	(0.25)	(0.18)	—		(0.43)
Sterling Capital Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2019	$10.62	0.20	0.46	0.66	(0.20)	(0.13)	—		(0.33)
Year Ended September 30, 2018	$11.02	0.20	(0.34)	(0.14)	(0.20)	(0.06)	—		(0.26)
Year Ended September 30, 2017	$11.31	0.21	(0.21)	—	(0.21)	(0.08)	—		(0.29)
Year Ended September 30, 2016	$11.17	0.20	0.21	0.41	(0.20)	(0.07)	—		(0.27)
Year Ended September 30, 2015	$11.23	0.20	— (b)	0.20	(0.20)	(0.06)	—		(0.26)

*                                         During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**                                  Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)                                 Per share net investment income has been calculated using the average daily shares method.

(b)                                 Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
				Ratio of net
Net Asset	Total	Net Assets,	Ratio of	investment	Ratio of
Value,	Return	End of	net expenses	income to	expenses to
End of	(excludes	Year	to average	average net	average	Portfolio
Year	sales charge)	(000)	net assets	assets	net assets*	turnover rate**

$8.65	4.29%	$3,197	0.68%	2.44%	0.78%	78.58%
$8.52	0.55%	$4,393	0.68%	1.84%	0.78%	62.02%
$8.69	1.02%	$5,746	0.70%	1.11%	0.80%	78.77%
$8.81	1.98%	$7,332	0.74%	1.09%	0.81%	54.68%
$8.86	0.56%	$8,075	0.79%	1.17%	0.81%	55.74%

$9.92	7.27%	$3,531	0.81%	2.12%	0.91%	40.13%
$9.48	(1.73)%	$4,350	0.91%	1.73%	0.92%	40.85%
$9.91	(1.20)%	$5,418	0.87%	1.54%	0.91%	32.44%
$10.24	2.37%	$7,066	0.85%	1.24%	0.97%	49.39%
$10.18	1.81%	$7,625	0.91%	1.29%	0.98%	62.02%

$10.88	9.90%	$55,513	0.70%	2.87%	0.83%	79.40%
$10.20	(0.90)%	$68,982	0.70%	2.56%	0.82%	62.28%
$10.59	0.75%	$72,030	0.72%	2.13%	0.82%	64.07%
$10.81	5.84%	$70,257	0.74%	2.42%	0.84%	65.47%
$10.53	2.04%	$47,782	0.73%	2.63%	0.83%	41.37%

$10.38	9.01%	$498	0.93%	2.98%	0.95%	82.23%
$9.81	(0.80)%	$440	0.89%	2.94%	0.89%	66.82%
$10.25	2.07%	$372	0.88%	2.84%	0.88%	78.79%
$10.37	5.55%	$441	0.89%	2.77%	0.89%	83.88%
$10.10	1.51%	$348	0.88%	2.87%	0.88%	33.94%

$10.09	8.13%	$20	0.85%	2.90%	0.89%	17.58%
$9.60	(0.63)%	$18	0.83%	2.54%	0.87%	19.17%
$9.94	0.89%	$94	0.85%	2.06%	0.89%	34.72%
$10.10	3.60%	$377	0.84%	1.89%	0.88%	43.63%
$9.98	3.39%	$124	0.84%	2.01%	0.88%	19.85%

$10.32	6.79%	$3,631	0.95%	1.79%	0.95%	32.58%
$9.90	(1.44)%	$3,647	0.93%	1.95%	0.93%	20.37%
$10.27	(0.19)%	$4,072	0.93%	2.01%	0.96%	17.93%
$10.64	3.69%	$4,358	0.91%	2.25%	1.02%	16.44%
$10.62	1.80%	$4,532	0.95%	2.37%	1.04%	17.34%

$10.95	6.35%	$3,947	0.92%	1.83%	0.94%	20.76%
$10.62	(1.23)%	$4,991	0.88%	1.89%	0.88%	31.12%
$11.02	0.00%	$5,818	0.86%	1.88%	0.90%	5.89%
$11.31	3.71%	$6,537	0.86%	1.75%	0.96%	14.36%
$11.17	1.79%	$6,865	0.90%	1.82%	0.96%	18.38%

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset		Net realized/
	Value,	Net	unrealized	Total from	Net	Net realized
	Beginning	investment	gains (losses)	Investment	investment	gains on	Total
	of Year	income(a)	on investments	Activities	income	investments	Distributions
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2019	$10.43	0.23	0.48	0.71	(0.23)	—	(0.23)
Year Ended September 30, 2018	$10.78	0.24	(0.35)	(0.11)	(0.24)	—	(0.24)
Year Ended September 30, 2017	$11.08	0.23	(0.27)	(0.04)	(0.22)	(0.04)	(0.26)
Year Ended September 30, 2016	$10.97	0.23	0.17	0.40	(0.23)	(0.06)	(0.29)
Year Ended September 30, 2015	$10.98	0.24	0.01	0.25	(0.24)	(0.02)	(0.26)
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2019	$10.77	0.21	0.50	0.71	(0.21)	—	(0.21)
Year Ended September 30, 2018	$11.10	0.20	(0.33)	(0.13)	(0.20)	—	(0.20)
Year Ended September 30, 2017	$11.30	0.20	(0.20)	—	(0.20)	—	(0.20)
Year Ended September 30, 2016	$11.14	0.20	0.20	0.40	(0.20)	(0.04)	(0.24)
Year Ended September 30, 2015	$11.14	0.21	0.02	0.23	(0.21)	(0.02)	(0.23)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2019	$11.40	0.23	0.58	0.81	(0.23)	—	(0.23)
Year Ended September 30, 2018	$11.76	0.23	(0.36)	(0.13)	(0.23)	—	(0.23)
Year Ended September 30, 2017	$12.13	0.23	(0.28)	(0.05)	(0.23)	(0.09)	(0.32)
Year Ended September 30, 2016	$11.98	0.24	0.19	0.43	(0.24)	(0.04)	(0.28)
Year Ended September 30, 2015	$12.06	0.25	(0.01)	0.24	(0.25)	(0.07)	(0.32)
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2019	$9.72	0.22	0.42	0.64	(0.22)	(0.02)	(0.24)
Year Ended September 30, 2018	$10.04	0.21	(0.31)	(0.10)	(0.21)	(0.01)	(0.22)
Year Ended September 30, 2017	$10.27	0.21	(0.18)	0.03	(0.21)	(0.05)	(0.26)
Year Ended September 30, 2016	$10.14	0.21	0.18	0.39	(0.21)	(0.05)	(0.26)
Year Ended September 30, 2015	$10.16	0.21	0.01	0.22	(0.21)	(0.03)	(0.24)
Sterling Capital Diversified Income Fund(b)
Year Ended September 30, 2019	$10.63	0.46	(0.29)	0.17	(0.51)	—	(0.51)
Year Ended September 30, 2018	$10.79	0.35	(0.10)	0.25	(0.41)	—	(0.41)
Year Ended September 30, 2017	$10.82	0.41	(0.03)	0.38	(0.41)	—	(0.41)
Year Ended September 30, 2016	$10.21	0.33	0.65	0.98	(0.37)	—	(0.37)
Year Ended September 30, 2015	$10.59	0.26	(0.40)	(0.14)	(0.24)	—	(0.24)
Sterling Capital Strategic Allocation Balanced Fund(b)
Year Ended September 30, 2019	$12.08	0.25	— (c)	0.25	(0.26)	—	(0.26)
Year Ended September 30, 2018	$11.89	0.23	0.23	0.46	(0.27)	—	(0.27)
Year Ended September 30, 2017	$10.82	0.15	1.08	1.23	(0.16)	—	(0.16)
Year Ended September 30, 2016	$10.31	0.17	0.55	0.72	(0.21)	—	(0.21)
Year Ended September 30, 2015	$10.66	0.13	(0.33)	(0.20)	(0.15)	—	(0.15)
Sterling Capital Strategic Allocation Growth Fund(b)
Year Ended September 30, 2019	$12.25	0.23	(0.18)	0.05	(0.23)	—	(0.23)
Year Ended September 30, 2018	$11.90	0.21	0.39	0.60	(0.25)	—	(0.25)
Year Ended September 30, 2017	$10.53	0.11	1.38	1.49	(0.12)	—	(0.12)
Year Ended September 30, 2016	$9.99	0.14	0.57	0.71	(0.17)	—	(0.17)
Year Ended September 30, 2015	$10.39	0.07	(0.37)	(0.30)	(0.10)	—	(0.10)

*                                         During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**                                  Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)                                 Per share net investment income has been calculated using the average daily shares method.

(b)                                 The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(c)                                  Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
				Ratio of net
Net Asset	Total	Net Assets,	Ratio of	investment	Ratio of
Value,	Return	End of	net expenses	income to	expenses to
End of	(excludes	Year	to average	average net	average	Portfolio
Year	sales charge)	(000)	net assets	assets	net assets*	turnover rate**

$10.91	6.84%	$38,587	0.80%	2.12%	0.80%	33.12%
$10.43	(1.06)%	$36,857	0.79%	2.23%	0.79%	22.06%
$10.78	(0.31)%	$45,357	0.79%	2.09%	0.83%	25.92%
$11.08	3.69%	$52,130	0.80%	2.08%	0.90%	10.05%
$10.97	2.28%	$45,940	0.84%	2.19%	0.91%	16.80%

$11.27	6.62%	$12,478	0.81%	1.88%	0.81%	23.84%
$10.77	(1.15)%	$13,864	0.80%	1.85%	0.80%	27.71%
$11.10	0.01%	$15,832	0.81%	1.78%	0.84%	31.17%
$11.30	3.59%	$18,683	0.82%	1.78%	0.92%	2.69%
$11.14	2.11%	$16,802	0.86%	1.93%	0.93%	12.53%

$11.98	7.13%	$17,795	0.81%	1.94%	0.81%	24.57%
$11.40	(1.14)%	$20,842	0.80%	1.96%	0.80%	21.08%
$11.76	(0.39)%	$27,481	0.80%	1.93%	0.84%	23.25%
$12.13	3.65%	$34,691	0.81%	1.99%	0.91%	16.18%
$11.98	1.98%	$36,672	0.85%	2.08%	0.92%	16.01%

$10.12	6.59%	$22,389	0.81%	2.18%	0.81%	33.73%
$9.72	(0.98)%	$23,833	0.80%	2.14%	0.80%	17.53%
$10.04	0.28%	$30,134	0.81%	2.08%	0.85%	21.00%
$10.27	3.92%	$37,720	0.82%	2.05%	0.92%	11.31%
$10.14	2.19%	$35,279	0.85%	2.12%	0.92%	10.34%

$10.29	1.73%	$10,688	0.79%	4.46%	0.80%	26.68%
$10.63	2.38%	$12,468	0.79%	3.25%	0.80%	48.19%
$10.79	3.57%	$14,754	0.77%	3.84%	0.77%	43.86%
$10.82	9.87%	$15,126	0.64%	3.17%	0.72%	67.18%
$10.21	(1.40)%	$14,321	0.45%	2.45%	0.70%	126.46%

$12.07	2.18%	$24,850	0.41%	2.14%	0.66%	9.41%
$12.08	3.88%	$28,470	0.41%	1.93%	0.66%	14.41%
$11.89	11.46%	$30,181	0.42%	1.37%	0.67%	0.80%
$10.82	7.02%	$31,951	0.40%	1.65%	0.65%	5.19%
$10.31	(1.92)%	$34,047	0.40%	1.16%	0.65%	49.24%

$12.07	0.59%	$19,758	0.41%	1.95%	0.66%	10.69%
$12.25	5.08%	$21,715	0.44%	1.73%	0.69%	17.81%
$11.90	14.24%	$22,836	0.44%	1.04%	0.69%	1.92%
$10.53	7.22%	$21,912	0.43%	1.34%	0.68%	5.95%
$9.99	(2.93)%	$22,848	0.42%	0.69%	0.67%	58.40%

Sterling Capital Funds

Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset	Net	Net realized/
	Value,	investment	unrealized	Total from	Net	Net realized
	Beginning	income	gains (losses)	Investment	investment	gains on	Total
	of Period	(loss)(a)	on investments	Activities	income	investments	Distributions
Sterling Capital Behavioral Large Cap Value Equity Fund
Year Ended September 30, 2019	$21.67	0.24	(1.04)	(0.80)	(0.24)	(1.75)	(1.99)
Year Ended September 30, 2018	$20.13	0.15	1.86	2.01	(0.28)	(0.19)	(0.47)
Year Ended September 30, 2017	$17.20	0.21	2.87	3.08	(0.15)	—	(0.15)
Year Ended September 30, 2016	$16.09	0.14	1.12	1.26	(0.15)	—	(0.15)
Year Ended September 30, 2015	$16.79	0.09	(0.67)	(0.58)	(0.12)	—	(0.12)
Sterling Capital Mid Value Fund
Year Ended September 30, 2019	$16.86	(0.07)	(0.70)	(0.77)	—	(2.26)	(2.26)
Year Ended September 30, 2018	$16.76	(0.15)	1.09	0.94	—	(0.84)	(0.84)
Year Ended September 30, 2017	$15.12	(0.14)	2.31	2.17	—	(0.53)	(0.53)
Year Ended September 30, 2016	$16.67	(0.09)	1.88	1.79	—	(3.34)	(3.34)
Year Ended September 30, 2015	$18.06	(0.08)	(0.13)	(0.21)	(0.01)	(1.17)	(1.18)
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2019	$17.89	0.06	(1.98)	(1.92)	(0.05)	(1.98)	(2.03)
Year Ended September 30, 2018	$17.69	0.03	0.82	0.85	—	(0.65)	(0.65)
Year Ended September 30, 2017	$14.70	(0.02)	3.07	3.05	(0.06)	—	(0.06)
Year Ended September 30, 2016	$13.60	0.07	1.11	1.18	(0.07)	(0.01)	(0.08)
Year Ended September 30, 2015	$13.87	0.06	0.15	0.21	(0.04)	(0.44)	(0.48)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2019	$21.98	(0.14)	0.06	(0.08)	—	(1.86)	(1.86)
Year Ended September 30, 2018	$20.88	(0.14)	3.29	3.15	(0.11)	(1.94)	(2.05)
Year Ended September 30, 2017	$18.54	(0.13)	2.88	2.75	—	(0.41)	(0.41)
Year Ended September 30, 2016	$20.34	(0.14)	1.65	1.51	—	(3.31)	(3.31)
Year Ended September 30, 2015	$20.95	(0.20)	0.79	0.59	—	(1.20)	(1.20)
Sterling Capital Equity Income Fund
Year Ended September 30, 2019	$21.34	0.24	1.21	1.45	(0.22)	(1.52)	(1.74)
Year Ended September 30, 2018	$20.66	0.19	2.62	2.81	(0.18)	(1.95)	(2.13)
Year Ended September 30, 2017	$18.14	0.20	2.56	2.76	(0.22)	(0.02)	(0.24)
Year Ended September 30, 2016	$17.21	0.18	2.03	2.21	(0.18)	(1.10)	(1.28)
Year Ended September 30, 2015	$18.80	0.17	(1.06)	(0.89)	(0.19)	(0.51)	(0.70)
Sterling Capital Behavioral International Equity Fund
Year Ended September 30, 2019	$11.06	0.26	(1.33)	(1.07)	(0.22)	(0.40)	(0.62)
Year Ended September 30, 2018	$11.64	0.25	(0.48)	(0.23)	(0.24)	(0.11)	(0.35)
Year Ended September 30, 2017	$9.62	0.15	1.96	2.11	(0.09)	—	(0.09)
Year Ended September 30, 2016	$9.18	0.17	0.42	0.59	(0.15)	—	(0.15)
November 28, 2014 to September 30, 2015(e)	$10.00	0.19	(0.99)	(0.80)	(0.02)	—	(0.02)

*                               During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**                        Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)                       Per share net investment income (loss) has been calculated using the average daily shares method.

(b)                       Not annualized for periods less than one year.

(c)                        Annualized for periods less than one year.

(d)                       Amount is less than $0.005.

(e)                        Period from commencement of operations.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset	Total	Net Assets,	Ratio of	Ratio of net	Ratio of
Value,	Return	End of	net expenses	investment	expenses to
End of	(excludes	Period	to average	income (loss) to	average	Portfolio
Period	sales charge) (b)	(000)	net assets (c)	average net assets (c)	net assets*(c)	turnover rate**(b)

$18.88	(3.08)%	$634	1.64%	1.29%	1.64%	142.59%
$21.67	10.11%	$887	1.62%	0.69%	1.62%	127.89%
$20.13	18.00%	$966	1.64%	1.12%	1.64%	144.85%
$17.20	7.87%	$919	1.76%	0.81%	1.90%	145.53%
$16.09	(3.52)%	$805	1.81%	0.52%	1.91%	135.05%

$13.83	(3.52)%	$2,826	1.93%	(0.46)%	1.93%	26.62%
$16.86	5.72%	$4,097	1.92%	(0.91)%	1.92%	34.62%
$16.76	14.58%	$4,363	1.90%	(0.87)%	1.90%	24.83%
$15.12	12.22%	$5,282	1.93%	(0.61)%	1.93%	25.45%
$16.67	(1.43)%	$5,309	1.94%	(0.41)%	1.94%	30.61%

$13.94	(10.28)%	$150	1.80%	0.43%	1.80%	124.82%
$17.89	4.88%	$180	1.78%	0.17%	1.78%	89.85%
$17.69	20.73%	$191	1.80%	(0.10)%	1.85%	109.05%
$14.70	8.68%	$364	1.88%	0.52%	1.98%	120.42%
$13.60	1.37%	$330	2.00%	0.45%	2.00%	101.99%

$20.04	0.48%	$83,451	1.86%	(0.71)%	1.86%	17.31%
$21.98	16.27%	$144,100	1.86%	(0.70)%	1.86%	22.78%
$20.88	15.08%	$149,892	1.87%	(0.68)%	1.87%	18.92%
$18.54	7.76%	$181,061	1.92%	(0.73)%	1.97%	27.32%
$20.34	2.99%	$143,597	1.98%	(0.98)%	1.98%	26.98%

$21.05	7.66%	$158,353	1.77%	1.17%	1.77%	23.20%
$21.34	14.41%	$207,659	1.77%	0.91%	1.77%	19.49%
$20.66	15.36%	$234,108	1.78%	1.03%	1.78%	16.93%
$18.14	13.66%	$271,598	1.96%	1.03%	1.96%	20.64%
$17.21	(4.92)%	$279,355	1.97%	0.91%	1.97%	27.53%

$9.37	(9.44)%	$63	1.69%	2.68%	1.89%	97.74%
$11.06	(2.18)%	$61	1.65%	2.15%	1.85%	96.65%
$11.64	22.19%	$59	1.68%	1.44%	1.94%	91.65%
$9.62	6.38%	$47	1.80%	1.83%	2.13%	125.35%
$9.18	(8.03)%	$28	2.03%	2.26%	2.19%	133.50%

Sterling Capital Funds

Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset	Net	Net realized/
	Value,	investment	unrealized	Total from	Net	Net realized
	Beginning	income	gains (losses)	Investment	investment	gains on	Total
	of Period	(loss)(a)	on investments	Activities	income	investments	Distributions
Sterling Capital SMID Opportunities Fund
Year Ended September 30, 2019	$12.30	(0.11)	0.80	0.69	—	—	—
Year Ended September 30, 2018	$11.67	(0.13)	0.96	0.83	(0.02)	(0.18)	(0.20)
October 3, 2016 to September 30, 2017(d)	$10.00	(0.09)	1.76	1.67	—	—	—
Sterling Capital Stratton Mid Cap Value Fund
Year Ended September 30, 2019	$67.46	(0.12)	0.16	0.04	—	(5.02)	(5.02)
Year Ended September 30, 2018	$65.40	(0.42)	4.77	4.35	—	(2.29)	(2.29)
Year Ended September 30, 2017	$55.55	(0.41)	10.53	10.12	—	(0.27)	(0.27)
Period Ended September 30, 2016	$52.54	(0.32)	3.33	3.01	—	—	—
November 16, 2015 to December 31, 2015(d)	$53.97	—	0.45	0.45	(0.10)	(1.78)	(1.88)
Sterling Capital Stratton Real Estate Fund
Year Ended September 30, 2019	$37.40	0.42	5.99	6.41	(0.51)	(1.24)	(1.75)
Year Ended September 30, 2018	$36.91	0.51	1.45	1.96	(0.25)	(1.22)	(1.47)
Year Ended September 30, 2017	$39.50	0.43	(0.49)	(0.06)	(0.78)	(1.75)	(2.53)
Period Ended September 30, 2016	$35.97	0.34	3.58	3.92	(0.39)	—	(0.39)
November 16, 2015 to December 31, 2015(d)	$34.90	0.12	1.42	1.54	—	(0.47)	(0.47)
Sterling Capital Stratton Small Cap Value Fund
Year Ended September 30, 2019	$86.92	(0.19)	(4.96)	(5.15)	—	(5.90)	(5.90)
Year Ended September 30, 2018	$88.75	(0.62)	6.48	5.86	—	(7.69)	(7.69)
Year Ended September 30, 2017	$77.88	(0.64)	15.61	14.97	—	(4.10)	(4.10)
Period Ended September 30, 2016	$69.88	(0.41)	8.41	8.00	—	—	—
November 16, 2015 to December 31, 2015(d)	$71.71	(0.01)	(0.81)	(0.82)	(0.01)	(1.00)	(1.01)
Sterling Capital Short Duration Bond Fund
Year Ended September 30, 2019	$8.51	0.14	0.16	0.30	(0.17)	—	(0.17)
Year Ended September 30, 2018	$8.69	0.09	(0.12)	(0.03)	(0.15)	—	(0.15)
Year Ended September 30, 2017	$8.80	0.03	—	0.03	(0.14)	—	(0.14)
Year Ended September 30, 2016	$8.85	0.03	0.07	0.10	(0.16)	—	(0.16)
Year Ended September 30, 2015	$9.07	0.04	(0.07)	(0.03)	(0.19)	—	(0.19)

*                               During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**                        Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)                       Per share net investment income (loss) has been calculated using the average daily shares method.

(b)                       Not annualized for periods less than one year.

(c)                        Annualized for periods less than one year.

(d)                       Period from commencement of operations.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset	Total	Net Assets,	Ratio of	Ratio of net	Ratio of
Value,	Return	End of	net expenses	investment	expenses to
End of	(excludes	Period	to average	income (loss) to	average	Portfolio
Period	sales charge) (b)	(000)	net assets (c)	average net assets (c)	net assets*(c)	turnover rate**(b)

$12.99	5.61%	$1,188	1.79%	(0.95)%	2.19%	45.11%
$12.30	7.25%	$1,476	1.79%	(1.13)%	2.04%	45.64%
$11.67	16.70%	$1,414	1.79%	(0.80)%	2.38%	37.97%

$62.48	1.03%	$1	1.95%	(0.21)%	1.95%	6.75%
$67.46	6.70%	$1	1.95%	(0.63)%	1.95%	14.47%
$65.40	18.27%	$1	1.89%	(0.68)%	1.89%	12.19%
$55.55	5.73%	$1	1.95%	(0.82)%	1.95%	11.16%
$52.54	0.91%	$1	1.64%	(0.01)%	1.64%	19.28%

$42.06	17.88%	$205	1.82%	1.08%	1.82%	14.56%
$37.40	5.38%	$98	1.82%	1.41%	1.82%	8.34%
$36.91	0.16%	$64	1.79%	1.18%	1.80%	13.52%
$39.50	10.90%	$20	1.83%	1.21%	1.85%	18.43%
$35.97	4.45%	$1	1.59%	2.57%	1.59%	15.47%

$75.87	(5.49)%	$279	2.03%	(0.25)%	2.08%	8.60%
$86.92	6.90%	$112	2.03%	(0.71)%	2.06%	15.51%
$88.75	19.55%	$107	2.06%	0.78%	2.06%	7.04%
$77.88	11.45%	$65	2.08%	(0.74)%	2.08%	3.42%
$69.88	(1.12)%	$1	2.06%	(0.15)%	2.06%	6.33%

$8.64	3.52%	$1,052	1.43%	1.68%	1.53%	78.58%
$8.51	(0.32)%	$1,091	1.43%	1.07%	1.53%	62.02%
$8.69	0.38%	$1,546	1.45%	0.37%	1.55%	78.77%
$8.80	1.22%	$1,886	1.49%	0.35%	1.56%	54.68%
$8.85	(0.29)%	$2,415	1.55%	0.39%	1.57%	55.74%

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset		Net realized/
	Value,	Net	unrealized	Total from	Net	Net realized	Return
	Beginning	investment	gains (losses)	Investment	investment	gains on	of		Total
	of Year	income(a)	on investments	Activities	income	investments	capital		Distributions
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2019	$9.47	0.13	0.48	0.61	(0.17)	—	—		(0.17)
Year Ended September 30, 2018	$9.89	0.09	(0.32)	(0.23)	(0.19)	—	—		(0.19)
Year Ended September 30, 2017	$10.22	0.08	(0.28)	(0.20)	(0.13)	—	—		(0.13)
Year Ended September 30, 2016	$10.17	0.05	0.10	0.15	(0.10)	—	—		(0.10)
Year Ended September 30, 2015	$10.18	0.06	0.05	0.11	(0.12)	—	—		(0.12)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2019	$10.21	0.22	0.70	0.92	(0.23)	—	—		(0.23)
Year Ended September 30, 2018	$10.61	0.19	(0.37)	(0.18)	(0.22)	—	—		(0.22)
Year Ended September 30, 2017	$10.83	0.15	(0.15)	—	(0.22)	—	—		(0.22)
Year Ended September 30, 2016	$10.55	0.18	0.35	0.53	(0.25)	—	—		(0.25)
Year Ended September 30, 2015	$10.68	0.20	(0.06)	0.14	(0.27)	—	—		(0.27)
Sterling Capital Corporate Fund
Year Ended September 30, 2019	$9.80	0.24	0.55	0.79	(0.23)	—	—		(0.23)
Year Ended September 30, 2018	$10.23	0.22	(0.36)	(0.14)	(0.22)	(0.07)	—		(0.29)
Year Ended September 30, 2017	$10.35	0.21	(0.08)	0.13	(0.21)	(0.04)	—		(0.25)
Year Ended September 30, 2016	$10.09	0.21	0.26	0.47	(0.21)	—	—		(0.21)
Year Ended September 30, 2015	$10.24	0.22	(0.14)	0.08	(0.22)	(0.01)	—	(b)	(0.23)
Sterling Capital Securitized Opportunities Fund
Year Ended September 30, 2019	$9.60	0.21	0.48	0.69	(0.21)	—	—		(0.21)
Year Ended September 30, 2018	$9.93	0.19	(0.32)	(0.13)	(0.20)	—	—		(0.20)
Year Ended September 30, 2017	$10.09	0.13	(0.12)	0.01	(0.17)	—	—		(0.17)
Year Ended September 30, 2016	$9.97	0.12	0.16	0.28	(0.16)	—	—		(0.16)
Year Ended September 30, 2015	$9.89	0.13	0.13	0.26	(0.18)	—	—		(0.18)
Sterling Capital Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2019	$9.91	0.13	0.48	0.61	(0.13)	(0.06)	—		(0.19)
Year Ended September 30, 2018	$10.28	0.15	(0.34)	(0.19)	(0.15)	(0.03)	—		(0.18)
Year Ended September 30, 2017	$10.65	0.14	(0.22)	(0.08)	(0.15)	(0.14)	—		(0.29)
Year Ended September 30, 2016	$10.63	0.16	0.15	0.31	(0.16)	(0.13)	—		(0.29)
Year Ended September 30, 2015	$10.86	0.17	(0.05)	0.12	(0.17)	(0.18)	—		(0.35)
Sterling Capital Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2019	$10.62	0.12	0.47	0.59	(0.12)	(0.13)	—		(0.25)
Year Ended September 30, 2018	$11.02	0.12	(0.34)	(0.22)	(0.12)	(0.06)	—		(0.18)
Year Ended September 30, 2017	$11.31	0.12	(0.21)	(0.09)	(0.12)	(0.08)	—		(0.20)
Year Ended September 30, 2016	$11.18	0.11	0.20	0.31	(0.11)	(0.07)	—		(0.18)
Year Ended September 30, 2015	$11.24	0.12	— (b)	0.12	(0.12)	(0.06)	—		(0.18)
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2019	$10.42	0.15	0.48	0.63	(0.15)	—	—		(0.15)
Year Ended September 30, 2018	$10.77	0.16	(0.35)	(0.19)	(0.16)	—	—		(0.16)
Year Ended September 30, 2017	$11.07	0.14	(0.26)	(0.12)	(0.14)	(0.04)	—		(0.18)
Year Ended September 30, 2016	$10.96	0.15	0.17	0.32	(0.15)	(0.06)	—		(0.21)
Year Ended September 30, 2015	$10.98	0.16	— (b)	0.16	(0.16)	(0.02)	—		(0.18)

*                               During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**                        Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)                       Per share net investment income has been calculated using the average daily shares method.

(b)                       Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
				Ratio of net
Net Asset	Total	Net Assets,	Ratio of	investment	Ratio of
Value,	Return	End of	net expenses	income to	expenses to
End of	(excludes	Year	to average	average net	average	Portfolio
Year	sales charge)	(000)	net assets	assets	net assets*	turnover rate**

$9.91	6.48%	$378	1.56%	1.37%	1.66%	40.13%
$9.47	(2.37)%	$488	1.66%	0.98%	1.67%	40.85%
$9.89	(1.94)%	$577	1.62%	0.80%	1.66%	32.44%
$10.22	1.51%	$706	1.60%	0.48%	1.72%	49.39%
$10.17	1.06%	$777	1.67%	0.56%	1.73%	62.02%

$10.90	9.17%	$8,266	1.45%	2.11%	1.58%	79.40%
$10.21	(1.73)%	$7,464	1.45%	1.81%	1.57%	62.28%
$10.61	0.00%	$7,582	1.47%	1.38%	1.57%	64.07%
$10.83	5.05%	$7,933	1.49%	1.66%	1.59%	65.47%
$10.55	1.28%	$6,362	1.48%	1.87%	1.58%	41.37%

$10.36	8.18%	$3	1.68%	2.36%	1.68%	82.23%
$9.80	(1.44)%	$42	1.63%	2.19%	1.63%	66.82%
$10.23	1.30%	$43	1.64%	2.09%	1.64%	78.79%
$10.35	4.69%	$58	1.64%	2.03%	1.64%	83.88%
$10.09	0.75%	$9	1.63%	2.12%	1.63%	33.94%

$10.08	7.21%	$34	1.60%	2.15%	1.64%	17.58%
$9.60	(1.27)%	$33	1.58%	1.97%	1.62%	19.17%
$9.93	0.12%	$34	1.60%	1.31%	1.64%	34.72%
$10.09	2.83%	$40	1.61%	1.16%	1.65%	43.63%
$9.97	2.62%	$39	1.59%	1.30%	1.63%	19.85%

$10.33	6.28%	$2	1.70%	1.31%	1.70%	32.58%
$9.91	(1.93)%	$2	1.68%	1.45%	1.68%	20.37%
$10.28	(0.74)%	$2	1.58%	1.32%	1.65%	17.93%
$10.65	2.93%	$20	1.65%	1.50%	1.76%	16.44%
$10.63	1.13%	$20	1.71%	1.62%	1.79%	17.34%

$10.96	5.65%	$528	1.67%	1.09%	1.69%	20.76%
$10.62	(1.97)%	$591	1.63%	1.14%	1.63%	31.12%
$11.02	(0.74)%	$627	1.61%	1.13%	1.65%	5.89%
$11.31	2.85%	$802	1.61%	1.01%	1.71%	14.36%
$11.18	1.04%	$741	1.65%	1.07%	1.71%	18.38%

$10.90	6.05%	$2,878	1.55%	1.38%	1.55%	33.12%
$10.42	(1.80)%	$3,359	1.54%	1.48%	1.54%	22.06%
$10.77	(1.06)%	$4,591	1.54%	1.34%	1.58%	25.92%
$11.07	2.91%	$6,108	1.55%	1.31%	1.65%	10.05%
$10.96	1.43%	$3,350	1.59%	1.44%	1.66%	16.80%

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset		Net realized/
	Value,	Net	unrealized	Total from	Net	Net realized
	Beginning	investment	gains (losses)	Investment	investment	gains on	Total
	of Year	income(a)	on investments	Activities	income	investments	Distributions
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2019	$10.76	0.12	0.51	0.63	(0.12)	—	(0.12)
Year Ended September 30, 2018	$11.10	0.12	(0.34)	(0.22)	(0.12)	—	(0.12)
Year Ended September 30, 2017	$11.30	0.11	(0.20)	(0.09)	(0.11)	—	(0.11)
Year Ended September 30, 2016	$11.14	0.12	0.20	0.32	(0.12)	(0.04)	(0.16)
Year Ended September 30, 2015	$11.14	0.13	0.02	0.15	(0.13)	(0.02)	(0.15)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2019	$11.40	0.14	0.57	0.71	(0.14)	—	(0.14)
Year Ended September 30, 2018	$11.76	0.14	(0.36)	(0.22)	(0.14)	—	(0.14)
Year Ended September 30, 2017	$12.13	0.14	(0.28)	(0.14)	(0.14)	(0.09)	(0.23)
Year Ended September 30, 2016	$11.98	0.15	0.19	0.34	(0.15)	(0.04)	(0.19)
Year Ended September 30, 2015	$12.06	0.16	(0.01)	0.15	(0.16)	(0.07)	(0.23)
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2019	$9.72	0.14	0.43	0.57	(0.14)	(0.02)	(0.16)
Year Ended September 30, 2018	$10.05	0.14	(0.32)	(0.18)	(0.14)	(0.01)	(0.15)
Year Ended September 30, 2017	$10.27	0.13	(0.17)	(0.04)	(0.13)	(0.05)	(0.18)
Year Ended September 30, 2016	$10.14	0.13	0.18	0.31	(0.13)	(0.05)	(0.18)
Year Ended September 30, 2015	$10.16	0.14	0.01	0.15	(0.14)	(0.03)	(0.17)
Sterling Capital Diversified Income Fund(b)
Year Ended September 30, 2019	$10.54	0.38	(0.29)	0.09	(0.43)	—	(0.43)
Year Ended September 30, 2018	$10.70	0.27	(0.10)	0.17	(0.33)	—	(0.33)
Year Ended September 30, 2017	$10.73	0.33	(0.03)	0.30	(0.33)	—	(0.33)
Year Ended September 30, 2016	$10.13	0.24	0.66	0.90	(0.30)	—	(0.30)
Year Ended September 30, 2015	$10.53	0.22	(0.44)	(0.22)	(0.18)	—	(0.18)
Sterling Capital Strategic Allocation Balanced Fund(b)
Year Ended September 30, 2019	$11.85	0.17	(0.02)	0.15	(0.16)	—	(0.16)
Year Ended September 30, 2018	$11.67	0.15	0.21	0.36	(0.18)	—	(0.18)
Year Ended September 30, 2017	$10.62	0.07	1.06	1.13	(0.08)	—	(0.08)
Year Ended September 30, 2016	$10.13	0.09	0.53	0.62	(0.13)	—	(0.13)
Year Ended September 30, 2015	$10.47	0.04	(0.31)	(0.27)	(0.07)	—	(0.07)
Sterling Capital Strategic Allocation Growth Fund(b)
Year Ended September 30, 2019	$11.79	0.14	(0.17)	(0.03)	(0.15)	—	(0.15)
Year Ended September 30, 2018	$11.47	0.11	0.38	0.49	(0.17)	—	(0.17)
Year Ended September 30, 2017	$10.18	0.03	1.32	1.35	(0.06)	—	(0.06)
Year Ended September 30, 2016	$9.68	0.05	0.57	0.62	(0.12)	—	(0.12)
Year Ended September 30, 2015	$10.09	(0.01)	(0.35)	(0.36)	(0.05)	—	(0.05)

*                               During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**                        Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)                       Per share net investment income (loss) has been calculated using the average daily shares method.

(b)                       The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
				Ratio of net
Net Asset	Total	Net Assets,	Ratio of	investment	Ratio of
Value,	Return	End of	net expenses	income to	expenses to
End of	(excludes	Year	to average	average net	average	Portfolio
Year	sales charge)	(000)	net assets	assets	net assets*	turnover rate**

$11.27	5.93%	$978	1.56%	1.13%	1.56%	23.84%
$10.76	(1.98)%	$991	1.55%	1.11%	1.55%	27.71%
$11.10	(0.74)%	$1,440	1.56%	1.04%	1.59%	31.17%
$11.30	2.82%	$1,806	1.56%	1.02%	1.66%	2.69%
$11.14	1.35%	$1,517	1.61%	1.18%	1.68%	12.53%

$11.97	6.25%	$822	1.56%	1.19%	1.56%	24.57%
$11.40	(1.87)%	$844	1.55%	1.22%	1.55%	21.08%
$11.76	(1.14)%	$935	1.55%	1.18%	1.59%	23.25%
$12.13	2.88%	$1,170	1.56%	1.24%	1.66%	16.18%
$11.98	1.22%	$1,245	1.60%	1.32%	1.67%	16.01%

$10.13	5.90%	$335	1.56%	1.45%	1.56%	33.73%
$9.72	(1.82)%	$726	1.55%	1.39%	1.55%	17.53%
$10.05	(0.38)%	$739	1.56%	1.34%	1.59%	21.00%
$10.27	3.14%	$817	1.57%	1.29%	1.67%	11.31%
$10.14	1.42%	$409	1.61%	1.36%	1.67%	10.34%

$10.20	0.96%	$680	1.54%	3.68%	1.55%	26.68%
$10.54	1.64%	$1,051	1.54%	2.52%	1.55%	48.19%
$10.70	2.84%	$1,155	1.52%	3.08%	1.52%	43.86%
$10.73	9.07%	$1,157	1.39%	2.43%	1.47%	67.18%
$10.13	(2.14)%	$795	1.20%	2.04%	1.45%	126.46%

$11.84	1.41%	$406	1.16%	1.47%	1.41%	9.41%
$11.85	3.09%	$576	1.16%	1.23%	1.41%	14.41%
$11.67	10.68%	$785	1.17%	0.62%	1.42%	0.80%
$10.62	6.18%	$741	1.15%	0.89%	1.40%	5.19%
$10.13	(2.60)%	$751	1.15%	0.42%	1.40%	49.24%

$11.61	(0.12)%	$350	1.16%	1.25%	1.41%	10.69%
$11.79	4.27%	$427	1.19%	0.95%	1.44%	17.81%
$11.47	13.36%	$407	1.19%	0.31%	1.44%	1.92%
$10.18	6.46%	$436	1.18%	0.56%	1.43%	5.95%
$9.68	(3.62)%	$491	1.17%	(0.06)%	1.42%	58.40%

Sterling Capital Funds

Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities				Distributions
	Net Asset	Net		Net realized/
	Value,	investment		unrealized	Total from	Net	Net realized
	Beginning	income		gains (losses)	Investment	investment	gains on	Total
	of Year	(loss)(a)		on investments	Activities	income	investments	Distributions
Sterling Capital Behavioral Large Cap Value Equity Fund
Year Ended September 30, 2019	$22.43	0.44		(1.07)	(0.63)	(0.43)	(1.75)	(2.18)
Year Ended September 30, 2018	$20.82	0.33		1.97	2.30	(0.50)	(0.19)	(0.69)
Year Ended September 30, 2017	$17.78	0.41		2.98	3.39	(0.35)	—	(0.35)
Year Ended September 30, 2016	$16.62	0.32		1.16	1.48	(0.32)	—	(0.32)
Year Ended September 30, 2015	$17.33	0.27		(0.70)	(0.43)	(0.28)	—	(0.28)
Sterling Capital Mid Value Fund
Year Ended September 30, 2019	$19.42	0.08		(0.77)	(0.69)	(0.01)	(2.26)	(2.27)
Year Ended September 30, 2018	$19.00	0.01		1.26	1.27	(0.01)	(0.84)	(0.85)
Year Ended September 30, 2017	$16.92	0.03		2.59	2.62	(0.01)	(0.53)	(0.54)
Year Ended September 30, 2016	$18.14	0.07		2.07	2.14	(0.02)	(3.34)	(3.36)
Year Ended September 30, 2015	$19.50	0.11		(0.14)	(0.03)	(0.16)	(1.17)	(1.33)
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2019	$18.82	0.21		(2.09)	(1.88)	(0.30)	(1.98)	(2.28)
Year Ended September 30, 2018	$18.55	0.19		0.89	1.08	(0.16)	(0.65)	(0.81)
Year Ended September 30, 2017	$15.30	0.17		3.18	3.35	(0.10)	—	(0.10)
Year Ended September 30, 2016	$14.14	0.22		1.16	1.38	(0.21)	(0.01)	(0.22)
Year Ended September 30, 2015	$14.47	0.22		0.15	0.37	(0.26)	(0.44)	(0.70)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2019	$27.73	0.08		0.12	0.20	— (b)	(1.86)	(1.86)
Year Ended September 30, 2018	$25.65	0.09		4.11	4.20	(0.18)	(1.94)	(2.12)
Year Ended September 30, 2017	$22.48	0.08		3.51	3.59	(0.01)	(0.41)	(0.42)
Year Ended September 30, 2016	$23.78	0.06		1.95	2.01	—	(3.31)	(3.31)
Year Ended September 30, 2015	$24.06	—	(b)	0.92	0.92	—	(1.20)	(1.20)
Sterling Capital Equity Income Fund
Year Ended September 30, 2019	$21.61	0.44		1.23	1.67	(0.43)	(1.52)	(1.95)
Year Ended September 30, 2018	$20.89	0.40		2.66	3.06	(0.39)	(1.95)	(2.34)
Year Ended September 30, 2017	$18.34	0.39		2.60	2.99	(0.42)	(0.02)	(0.44)
Year Ended September 30, 2016	$17.39	0.35		2.06	2.41	(0.36)	(1.10)	(1.46)
Year Ended September 30, 2015	$18.98	0.36		(1.07)	(0.71)	(0.37)	(0.51)	(0.88)

*                               During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**                        Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)                       Per share net investment income (loss) has been calculated using the average daily shares method.

(b)                       Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
				Ratio of net
				investment
Net Asset		Net Assets,	Ratio of	income	Ratio of
Value,		End of	net expenses	(loss) to	expenses to
End of	Total	Year	to average	average net	average	Portfolio
Year	Return	(000)	net assets	assets	net assets*	turnover rate**

$19.62	(2.08)%	$7,550	0.64%	2.28%	0.64%	142.59%
$22.43	11.19%	$8,862	0.63%	1.51%	0.63%	127.89%
$20.82	19.18%	$272,504	0.64%	2.12%	0.64%	144.85%
$17.78	8.94%	$240,971	0.76%	1.83%	0.90%	145.53%
$16.62	(2.55)%	$221,481	0.81%	1.50%	0.91%	135.05%

$16.46	(2.54)%	$154,259	0.93%	0.49%	0.93%	26.62%
$19.42	6.82%	$323,012	0.92%	0.08%	0.92%	34.62%
$19.00	15.73%	$632,867	0.90%	0.15%	0.90%	24.83%
$16.92	13.32%	$550,697	0.93%	0.41%	0.93%	25.45%
$18.14	(0.43)%	$588,537	0.94%	0.55%	0.94%	30.61%

$14.66	(9.32)%	$28,223	0.80%	1.42%	0.80%	124.82%
$18.82	5.96%	$39,047	0.78%	1.04%	0.78%	89.85%
$18.55	21.89%	$208,404	0.80%	0.99%	0.85%	109.05%
$15.30	9.80%	$157,413	0.88%	1.54%	0.98%	120.42%
$14.14	2.42%	$111,757	1.00%	1.44%	1.00%	101.99%

$26.07	1.47%	$281,099	0.86%	0.30%	0.86%	17.31%
$27.73	17.46%	$350,030	0.86%	0.35%	0.86%	22.78%
$25.65	16.22%	$652,211	0.87%	0.32%	0.87%	18.92%
$22.48	8.86%	$587,320	0.92%	0.27%	0.97%	27.32%
$23.78	4.02%	$491,982	0.97%	0.01%	0.97%	26.98%

$21.33	8.72%	$992,964	0.77%	2.17%	0.77%	23.20%
$21.61	15.58%	$828,607	0.77%	1.91%	0.77%	19.49%
$20.89	16.51%	$980,982	0.78%	2.04%	0.78%	16.93%
$18.34	14.75%	$943,101	0.96%	2.04%	0.96%	20.64%
$17.39	(3.90)%	$807,729	0.97%	1.91%	0.97%	27.53%

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset	Net	Net realized/
	Value,	investment	unrealized	Total from	Net	Net realized
	Beginning	income	gains (losses)	Investment	investment	gains on	Total	Redemption
	of Period	(loss)(a)	on investments	Activities	income	investments	Distributions	Fees
Sterling Capital Behavioral International Equity Fund
Year Ended September 30, 2019	$11.18	0.35	(1.33)	(0.98)	(0.31)	(0.40)	(0.71)	—
Year Ended September 30, 2018	$11.76	0.28	(0.40)	(0.12)	(0.35)	(0.11)	(0.46)	—
Year Ended September 30, 2017	$9.69	0.27	1.97	2.24	(0.17)	—	(0.17)	—
Year Ended September 30, 2016	$9.24	0.23	0.44	0.67	(0.22)	—	(0.22)	—
November 30, 2014 to September 30, 2015(d)	$10.00	0.24	(0.97)	(0.73)	(0.03)	—	(0.03)	—
Sterling Capital SMID Opportunities Fund
Year Ended September 30, 2019	$12.48	0.01	0.82	0.83	—	—	—	—
Year Ended September 30, 2018	$11.77	(0.02)	0.99	0.97	(0.08)	(0.18)	(0.26)	—
October 3, 2016 to September 30, 2017(d)	$10.00	0.02	1.76	1.78	(0.01)	—	(0.01)	—
Sterling Capital Stratton Mid Cap Value Fund(e)
Year Ended September 30, 2019	$69.02	0.45	0.15	0.60	(0.29)	(5.02)	(5.31)	—
Year Ended September 30, 2018	$66.47	0.27	4.87	5.14	(0.30)	(2.29)	(2.59)	—
Year Ended September 30, 2017	$55.97	0.19	10.66	10.85	(0.08)	(0.27)	(0.35)	—
Period Ended September 30, 2016	$52.55	0.07	3.35	3.42	—	—	—	—
Year Ended December 31, 2015	$55.50	0.15	(1.17)	(1.02)	(0.15)	(1.78)	(1.93)	—	(f)
Sterling Capital Stratton Real Estate Fund
Year Ended September 30, 2019	$37.63	0.79	6.05	6.84	(0.87)	(1.24)	(2.11)	—
Year Ended September 30, 2018	$37.10	0.81	1.52	2.33	(0.58)	(1.22)	(1.80)	—
Year Ended September 30, 2017	$39.74	0.83	(0.53)	0.30	(1.19)	(1.75)	(2.94)	—
Period Ended September 30, 2016	$36.01	0.61	3.62	4.23	(0.50)	—	(0.50)	—
Year Ended December 31, 2015	$36.44	0.66	(0.04)	0.62	(0.59)	(0.47)	(1.06)	0.01
Sterling Capital Stratton Small Cap Value Fund(e)
Year Ended September 30, 2019	$89.11	0.49	(5.02)	(4.53)	(0.30)	(5.90)	(6.20)	—
Year Ended September 30, 2018	$90.19	0.26	6.60	6.86	(0.25)	(7.69)	(7.94)	—
Year Ended September 30, 2017	$78.46	0.16	15.81	15.97	(0.14)	(4.10)	(4.24)	—	(f)
Period Ended September 30, 2016	$69.89	0.10	8.47	8.57	—	—	—	—	(f)
Year Ended December 31, 2015	$74.05	0.07	(3.15)	(3.08)	(0.08)	(1.00)	(1.08)	—	(f)
Sterling Capital Ultra Short Bond Fund
Year Ended September 30, 2019	$9.75	0.26	0.03	0.29	(0.25)	—	(0.25)	—
Year Ended September 30, 2018	$9.79	0.16	(0.02)	0.14	(0.18)	—	(0.18)	—
Year Ended September 30, 2017	$9.81	0.09	0.04	0.13	(0.15)	—	(0.15)	—
Year Ended September 30, 2016	$9.86	0.09	0.03	0.12	(0.17)	—	(0.17)	—
Year Ended September 30, 2015	$9.94	0.07	(0.03)	0.04	(0.12)	—	(0.12)	—

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Period from commencement of operations.
(e)

Each of the Stratton Mid Cap Value Fund, the Stratton Real Estate Fund, and the Stratton Small Cap Value Fund (collectively, the “Predecessor Funds”) transferred its assets and liabilities to, Sterling Capital Stratton Mid Cap Value Fund, Sterling Capital Stratton Real Estate Fund and Sterling Capital Stratton Small Cap Value Fund, respectively (collectively, the “Fund Mergers”) at the close of business on November 13, 2015. Because the Funds had no investment operations prior to the closing of the Fund Mergers, and based on the similarity of the Funds to the Predecessor Funds, each Predecessor Fund is treated as the survivor of the relevant Fund Merger for accounting and performance reporting purposes.

(f)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
				Ratio of net
				investment
Net Asset		Net Assets,	Ratio of	income	Ratio of
Value,		End of	net expenses	(loss) to	expenses to
End of	Total	Period	to average	average net	average	Portfolio
Period	Return (b)	(000)	net assets (c)	assets (c)	net assets*(c)	turnover rate**(b)

$9.49	(8.44)%	$16,721	0.69%	3.62%	0.89%	97.74%
$11.18	(1.25)%	$19,266	0.65%	2.33%	0.85%	96.65%
$11.76	23.46%	$81,876	0.68%	2.59%	0.95%	91.65%
$9.69	7.30%	$69,954	0.80%	2.48%	1.16%	125.35%
$9.24	(7.36)%	$18,592	1.03%	2.82%	1.18%	133.50%

$13.31	6.65%	$5,386	0.79%	0.07%	1.20%	45.11%
$12.48	8.39%	$4,886	0.79%	(0.13)%	1.04%	45.64%
$11.77	17.84%	$4,460	0.79%	0.19%	1.35%	37.97%

$64.31	1.97%	$61,908	0.95%	0.73%	0.95%	6.75%
$69.02	7.81%	$66,554	0.95%	0.40%	0.95%	14.47%
$66.47	19.47%	$66,030	0.91%	0.32%	0.92%	12.19%
$55.97	6.51%	$63,513	0.95%	0.18%	0.97%	11.16%
$52.55	(1.75)%	$64,364	1.04%	0.26%	1.04%	19.28%

$42.36	19.06%	$105,216	0.82%	2.03%	0.82%	14.56%
$37.63	6.42%	$91,626	0.82%	2.21%	0.82%	8.34%
$37.10	1.16%	$96,199	0.79%	2.23%	0.81%	13.52%
$39.74	11.73%	$104,688	0.83%	2.13%	0.85%	18.43%
$36.01	1.85%	$96,198	0.89%	1.82%	0.89%	15.47%

$78.38	(4.55)%	$959,875	1.03%	0.64%	1.08%	8.60%
$89.11	7.98%	$1,296,897	1.03%	0.29%	1.06%	15.51%
$90.19	20.73%	$1,183,974	1.06%	0.19%	1.06%	7.04%
$78.46	12.26%	$1,213,344	1.08%	0.20%	1.08%	3.42%
$69.89	(4.14)%	$1,156,577	1.11%	0.10%	1.11%	6.33%

$9.79	3.06%	$15,343	0.42%	2.70%	0.52%	103.69%
$9.75	1.46%	$21,926	0.41%	1.65%	0.51%	74.56%
$9.79	1.36%	$33,879	0.43%	0.95%	0.53%	59.57%
$9.81	1.24%	$54,183	0.45%	0.90%	0.54%	43.02%
$9.86	0.40%	$35,384	0.53%	0.66%	0.55%	66.19%

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset		Net realized/
	Value,	Net	unrealized	Total from	Net	Net realized	Return
	Beginning	investment	gains (losses)	Investment	investment	gains on	of	Total
	of Year	income(a)	on investments	Activities	income	investments	capital	Distributions
Sterling Capital Short Duration Bond Fund
Year Ended September 30, 2019	$8.52	0.23	0.15	0.38	(0.25)	—	—	(0.25)
Year Ended September 30, 2018	$8.69	0.19	(0.12)	0.07	(0.24)	—	—	(0.24)
Year Ended September 30, 2017	$8.81	0.12	(0.01)	0.11	(0.23)	—	—	(0.23)
Year Ended September 30, 2016	$8.86	0.12	0.07	0.19	(0.24)	—	—	(0.24)
Year Ended September 30, 2015	$9.07	0.13	(0.06)	0.07	(0.28)	—	—	(0.28)
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2019	$9.49	0.23	0.48	0.71	(0.27)	—	—	(0.27)
Year Ended September 30, 2018	$9.92	0.19	(0.34)	(0.15)	(0.28)	—	—	(0.28)
Year Ended September 30, 2017	$10.25	0.18	(0.28)	(0.10)	(0.23)	—	—	(0.23)
Year Ended September 30, 2016	$10.19	0.15	0.12	0.27	(0.21)	—	—	(0.21)
Year Ended September 30, 2015	$10.21	0.16	0.04	0.20	(0.22)	—	—	(0.22)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2019	$10.20	0.32	0.71	1.03	(0.34)	—	—	(0.34)
Year Ended September 30, 2018	$10.60	0.29	(0.37)	(0.08)	(0.32)	—	—	(0.32)
Year Ended September 30, 2017	$10.82	0.25	(0.15)	0.10	(0.32)	—	—	(0.32)
Year Ended September 30, 2016	$10.54	0.28	0.35	0.63	(0.35)	—	—	(0.35)
Year Ended September 30, 2015	$10.67	0.31	(0.07)	0.24	(0.37)	—	—	(0.37)
Sterling Capital Corporate Fund
Year Ended September 30, 2019	$9.81	0.33	0.56	0.89	(0.32)	—	—	(0.32)
Year Ended September 30, 2018	$10.24	0.32	(0.36)	(0.04)	(0.32)	(0.07)	—	(0.39)
Year Ended September 30, 2017	$10.36	0.32	(0.09)	0.23	(0.31)	(0.04)	—	(0.35)
Year Ended September 30, 2016	$10.10	0.31	0.26	0.57	(0.31)	—	—	(0.31)
Year Ended September 30, 2015	$10.25	0.32	(0.14)	0.18	(0.31)	(0.01)	(0.01)	(0.33)
Sterling Capital Securitized Opportunities Fund
Year Ended September 30, 2019	$9.62	0.31	0.47	0.78	(0.30)	—	—	(0.30)
Year Ended September 30, 2018	$9.95	0.29	(0.32)	(0.03)	(0.30)	—	—	(0.30)
Year Ended September 30, 2017	$10.10	0.23	(0.11)	0.12	(0.27)	—	—	(0.27)
Year Ended September 30, 2016	$9.98	0.22	0.16	0.38	(0.26)	—	—	(0.26)
Year Ended September 30, 2015	$9.91	0.23	0.12	0.35	(0.28)	—	—	(0.28)
Sterling Capital Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2019	$9.89	0.21	0.48	0.69	(0.21)	(0.06)	—	(0.27)
Year Ended September 30, 2018	$10.26	0.22	(0.34)	(0.12)	(0.22)	(0.03)	—	(0.25)
Year Ended September 30, 2017	$10.63	0.23	(0.23)	—	(0.23)	(0.14)	—	(0.37)
Year Ended September 30, 2016	$10.61	0.27	0.14	0.41	(0.26)	(0.13)	—	(0.39)
Year Ended September 30, 2015	$10.84	0.28	(0.05)	0.23	(0.28)	(0.18)	—	(0.46)
Sterling Capital Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2019	$10.63	0.22	0.47	0.69	(0.22)	(0.13)	—	(0.35)
Year Ended September 30, 2018	$11.04	0.23	(0.35)	(0.12)	(0.23)	(0.06)	—	(0.29)
Year Ended September 30, 2017	$11.33	0.23	(0.21)	0.02	(0.23)	(0.08)	—	(0.31)
Year Ended September 30, 2016	$11.19	0.23	0.21	0.44	(0.23)	(0.07)	—	(0.30)
Year Ended September 30, 2015	$11.25	0.23	— (b)	0.23	(0.23)	(0.06)	—	(0.29)

*                               During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**                        Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)                       Per share net investment income (loss) has been calculated using the average daily shares method.

(b)                       Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
				Ratio of net
Net Asset		Net Assets,	Ratio of	investment	Ratio of
Value,		End of	net expenses	income to	expenses to
End of	Total	Year	to average	average net	average	Portfolio
Year	Return	(000)	net assets	assets	net assets*	turnover rate**

$8.65	4.55%	$171,989	0.43%	2.68%	0.53%	78.58%
$8.52	0.80%	$126,878	0.43%	2.20%	0.53%	62.02%
$8.69	1.28%	$67,467	0.45%	1.37%	0.55%	78.77%
$8.81	2.24%	$77,374	0.49%	1.34%	0.56%	54.68%
$8.86	0.82%	$78,390	0.55%	1.41%	0.57%	55.74%

$9.93	7.54%	$11,052	0.57%	2.35%	0.66%	40.13%
$9.49	(1.48)%	$17,961	0.65%	1.99%	0.66%	40.85%
$9.92	(0.95)%	$16,412	0.62%	1.80%	0.66%	32.44%
$10.25	2.63%	$18,871	0.61%	1.48%	0.72%	49.39%
$10.19	1.98%	$21,648	0.67%	1.56%	0.73%	62.02%

$10.89	10.27%	$1,065,346	0.45%	3.10%	0.58%	79.40%
$10.20	(0.74)%	$860,437	0.45%	2.79%	0.57%	62.28%
$10.60	1.00%	$997,074	0.47%	2.38%	0.57%	64.07%
$10.82	6.10%	$709,103	0.49%	2.67%	0.59%	65.47%
$10.54	2.29%	$612,927	0.48%	2.88%	0.58%	41.37%

$10.38	9.28%	$22,651	0.68%	3.25%	0.69%	82.23%
$9.81	(0.45)%	$30,805	0.63%	3.18%	0.63%	66.82%
$10.24	2.32%	$29,471	0.63%	3.09%	0.63%	78.79%
$10.36	5.70%	$31,755	0.64%	3.02%	0.64%	83.88%
$10.10	1.76%	$63,992	0.63%	3.12%	0.63%	33.94%

$10.10	8.27%	$36,361	0.60%	3.15%	0.64%	17.58%
$9.62	(0.28)%	$37,088	0.58%	2.97%	0.62%	19.17%
$9.95	1.23%	$39,533	0.60%	2.31%	0.64%	34.72%
$10.10	3.86%	$46,364	0.61%	2.16%	0.65%	43.63%
$9.98	3.54%	$46,249	0.59%	2.28%	0.63%	19.85%

$10.31	7.06%	$7,036	0.70%	2.05%	0.70%	32.58%
$9.89	(1.19)%	$7,705	0.68%	2.20%	0.68%	20.37%
$10.26	0.05%	$8,026	0.68%	2.26%	0.71%	17.93%
$10.63	3.95%	$8,580	0.66%	2.50%	0.77%	16.44%
$10.61	2.15%	$9,533	0.70%	2.62%	0.79%	17.34%

$10.97	6.70%	$9,966	0.67%	2.09%	0.69%	20.76%
$10.63	(1.07)%	$13,236	0.63%	2.14%	0.63%	31.12%
$11.04	0.26%	$16,991	0.61%	2.13%	0.65%	5.89%
$11.33	3.97%	$24,621	0.61%	2.00%	0.71%	14.36%
$11.19	2.05%	$28,968	0.65%	2.07%	0.71%	18.38%

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset		Net realized/
	Value,	Net	unrealized	Total from	Net	Net realized
	Beginning	investment	gains (losses)	Investment	investment	gains on	Total
	of Year	income(a)	on investments	Activities	income	investments	Distributions
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2019	$10.43	0.25	0.48	0.73	(0.25)	—	(0.25)
Year Ended September 30, 2018	$10.78	0.26	(0.35)	(0.09)	(0.26)	—	(0.26)
Year Ended September 30, 2017	$11.08	0.25	(0.26)	(0.01)	(0.25)	(0.04)	(0.29)
Year Ended September 30, 2016	$10.97	0.26	0.17	0.43	(0.26)	(0.06)	(0.32)
Year Ended September 30, 2015	$10.98	0.27	0.01	0.28	(0.27)	(0.02)	(0.29)
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2019	$10.69	0.23	0.51	0.74	(0.23)	—	(0.23)
Year Ended September 30, 2018	$11.03	0.23	(0.34)	(0.11)	(0.23)	—	(0.23)
Year Ended September 30, 2017	$11.22	0.22	(0.19)	0.03	(0.22)	—	(0.22)
Year Ended September 30, 2016	$11.06	0.23	0.20	0.43	(0.23)	(0.04)	(0.27)
Year Ended September 30, 2015	$11.07	0.24	0.01	0.25	(0.24)	(0.02)	(0.26)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2019	$11.40	0.26	0.57	0.83	(0.26)	—	(0.26)
Year Ended September 30, 2018	$11.76	0.26	(0.36)	(0.10)	(0.26)	—	(0.26)
Year Ended September 30, 2017	$12.13	0.26	(0.28)	(0.02)	(0.26)	(0.09)	(0.35)
Year Ended September 30, 2016	$11.98	0.27	0.19	0.46	(0.27)	(0.04)	(0.31)
Year Ended September 30, 2015	$12.06	0.28	(0.01)	0.27	(0.28)	(0.07)	(0.35)
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2019	$9.73	0.24	0.42	0.66	(0.24)	(0.02)	(0.26)
Year Ended September 30, 2018	$10.05	0.24	(0.31)	(0.07)	(0.24)	(0.01)	(0.25)
Year Ended September 30, 2017	$10.28	0.23	(0.18)	0.05	(0.23)	(0.05)	(0.28)
Year Ended September 30, 2016	$10.15	0.24	0.17	0.41	(0.23)	(0.05)	(0.28)
Year Ended September 30, 2015	$10.17	0.24	0.01	0.25	(0.24)	(0.03)	(0.27)
Sterling Capital Diversified Income Fund(b)
Year Ended September 30, 2019	$10.76	0.50	(0.29)	0.21	(0.54)	—	(0.54)
Year Ended September 30, 2018	$10.92	0.37	(0.09)	0.28	(0.44)	—	(0.44)
Year Ended September 30, 2017	$10.94	0.45	(0.04)	0.41	(0.43)	—	(0.43)
Year Ended September 30, 2016	$10.32	0.36	0.66	1.02	(0.40)	—	(0.40)
Year Ended September 30, 2015	$10.71	0.46	(0.58)	(0.12)	(0.27)	—	(0.27)
Sterling Capital Strategic Allocation Balanced Fund(b)
Year Ended September 30, 2019	$12.17	0.29	— (c)	0.29	(0.29)	—	(0.29)
Year Ended September 30, 2018	$11.98	0.25	0.24	0.49	(0.30)	—	(0.30)
Year Ended September 30, 2017	$10.90	0.19	1.08	1.27	(0.19)	—	(0.19)
Year Ended September 30, 2016	$10.39	0.20	0.54	0.74	(0.23)	—	(0.23)
Year Ended September 30, 2015	$10.73	0.16	(0.32)	(0.16)	(0.18)	—	(0.18)
Sterling Capital Strategic Allocation Growth Fund(b)
Year Ended September 30, 2019	$12.28	0.26	(0.18)	0.08	(0.26)	—	(0.26)
Year Ended September 30, 2018	$11.93	0.24	0.39	0.63	(0.28)	—	(0.28)
Year Ended September 30, 2017	$10.56	0.15	1.36	1.51	(0.14)	—	(0.14)
Year Ended September 30, 2016	$10.01	0.14	0.61	0.75	(0.20)	—	(0.20)
Year Ended September 30, 2015	$10.41	0.11	(0.38)	(0.27)	(0.13)	—	(0.13)

*                               During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**                        Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)                       Per share net investment income has been calculated using the average daily shares method.

(b)                       The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(c)                        Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
				Ratio of net
Net Asset		Net Assets,	Ratio of	investment	Ratio of
Value,		End of	net expenses	income to	expenses to
End of	Total	Year	to average	average net	average	Portfolio
Year	Return	(000)	net assets	assets	net assets*	turnover rate**

$10.91	7.10%	$140,022	0.55%	2.37%	0.55%	33.12%
$10.43	(0.81)%	$133,812	0.54%	2.49%	0.54%	22.06%
$10.78	(0.06)%	$140,484	0.54%	2.34%	0.58%	25.92%
$11.08	3.94%	$157,284	0.55%	2.33%	0.65%	10.05%
$10.97	2.53%	$147,048	0.59%	2.44%	0.66%	16.80%

$11.20	7.02%	$66,331	0.56%	2.13%	0.56%	23.84%
$10.69	(1.02)%	$63,090	0.55%	2.10%	0.55%	27.71%
$11.03	0.34%	$69,746	0.56%	2.03%	0.59%	31.17%
$11.22	3.87%	$72,722	0.57%	2.03%	0.67%	2.69%
$11.06	2.27%	$58,132	0.61%	2.17%	0.68%	12.53%

$11.97	7.31%	$59,312	0.56%	2.18%	0.56%	24.57%
$11.40	(0.88)%	$61,420	0.55%	2.22%	0.55%	21.08%
$11.76	(0.14)%	$70,780	0.55%	2.18%	0.59%	23.25%
$12.13	3.91%	$83,965	0.56%	2.23%	0.66%	16.18%
$11.98	2.24%	$78,506	0.60%	2.33%	0.67%	16.01%

$10.13	6.85%	$53,352	0.56%	2.43%	0.56%	33.73%
$9.73	(0.73)%	$54,988	0.55%	2.39%	0.55%	17.53%
$10.05	0.52%	$59,567	0.56%	2.34%	0.59%	21.00%
$10.28	4.18%	$64,199	0.57%	2.30%	0.67%	11.31%
$10.15	2.44%	$66,716	0.60%	2.37%	0.67%	10.34%

$10.43	2.05%	$8,799	0.54%	4.79%	0.54%	26.68%
$10.76	2.61%	$6,807	0.55%	3.39%	0.55%	48.19%
$10.92	3.88%	$7,962	0.50%	4.11%	0.50%	43.86%
$10.94	10.13%	$26,328	0.39%	3.43%	0.47%	67.18%
$10.32	(1.23)%	$27,896	0.20%	4.29%	0.45%	126.46%

$12.17	2.50%	$331	0.16%	2.48%	0.41%	9.41%
$12.17	4.11%	$223	0.16%	2.06%	0.41%	14.41%
$11.98	11.75%	$111	0.17%	1.67%	0.42%	0.80%
$10.90	7.24%	$80	0.16%	1.89%	0.40%	5.19%
$10.39	(1.57)%	$106	0.15%	1.43%	0.40%	49.24%

$12.10	0.84%	$700	0.16%	2.23%	0.41%	10.69%
$12.28	5.33%	$749	0.19%	1.95%	0.44%	17.81%
$11.93	14.48%	$692	0.19%	1.34%	0.44%	1.92%
$10.56	7.58%	$725	0.18%	1.35%	0.43%	5.95%
$10.01	(2.67)%	$1,516	0.17%	1.00%	0.42%	58.40%

Sterling Capital Funds

Financial Highlights, Class R Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset		Net realized/
	Value,	Net	unrealized	Total from	Net	Net realized
	Beginning	investment	gains (loss)	Investment	investment	gains on	Total
	of Year	income (loss)(a)	on investments	Activities	income	investments	Distributions
Sterling Capital Mid Value Fund
Year Ended September 30, 2019	$18.43	0.03	(0.77)	(0.74)	—	(2.26)	(2.26)
Year Ended September 30, 2018	$18.15	(0.07)	1.19	1.12	—	(0.84)	(0.84)
Year Ended September 30, 2017	$16.25	— (b)	2.43	2.43	—	(0.53)	(0.53)
Year Ended September 30, 2016	$17.59	(0.02)	2.02	2.00	—	(3.34)	(3.34)
Year Ended September 30, 2015	$18.93	0.02	(0.14)	(0.12)	(0.05)	(1.17)	(1.22)
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2019	$18.52	0.14	(2.07)	(1.93)	(0.19)	(1.98)	(2.17)
Year Ended September 30, 2018	$18.32	0.13	0.85	0.98	(0.13)	(0.65)	(0.78)
Year Ended September 30, 2017	$15.14	0.18	3.08	3.26	(0.08)	—	(0.08)
Year Ended September 30, 2016	$14.00	0.14	1.15	1.29	(0.14)	(0.01)	(0.15)
Year Ended September 30, 2015	$14.28	0.13	0.15	0.28	(0.12)	(0.44)	(0.56)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2019	$26.63	(0.04)	0.10	0.06	—	(1.86)	(1.86)
Year Ended September 30, 2018	$24.79	(0.04)	3.94	3.90	(0.12)	(1.94)	(2.06)
Year Ended September 30, 2017	$21.83	(0.04)	3.41	3.37	—	(0.41)	(0.41)
Year Ended September 30, 2016	$23.28	(0.05)	1.91	1.86	—	(3.31)	(3.31)
Year Ended September 30, 2015	$23.69	(0.11)	0.90	0.79	—	(1.20)	(1.20)
Sterling Capital Equity Income Fund
Year Ended September 30, 2019	$21.39	0.34	1.22	1.56	(0.33)	(1.52)	(1.85)
Year Ended September 30, 2018	$20.70	0.29	2.63	2.92	(0.28)	(1.95)	(2.23)
Year Ended September 30, 2017	$18.18	0.29	2.58	2.87	(0.33)	(0.02)	(0.35)
Year Ended September 30, 2016	$17.25	0.26	2.04	2.30	(0.27)	(1.10)	(1.37)
Year Ended September 30, 2015	$18.84	0.26	(1.06)	(0.80)	(0.28)	(0.51)	(0.79)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2019	$10.16	0.27	0.70	0.97	(0.29)	—	(0.29)
Year Ended September 30, 2018	$10.55	0.25	(0.37)	(0.12)	(0.27)	—	(0.27)
Year Ended September 30, 2017	$10.77	0.20	(0.15)	0.05	(0.27)	—	(0.27)
Year Ended September 30, 2016	$10.49	0.23	0.35	0.58	(0.30)	—	(0.30)
Year Ended September 30, 2015	$10.62	0.25	(0.06)	0.19	(0.32)	—	(0.32)

*                 During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**          Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Amount is less than $0.005.

(c)          Net Assets are below $1,000.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
					Ratio of net
					investment
Net Asset	Total	Net Assets,		Ratio of	income	Ratio of
Value,	Return	End of		net expenses	(loss) to	expenses to
End of	(excludes	Year		to average	average net	average	Portfolio
Year	sales charge)	(000)		net assets	assets	net assets*	turnover rate**

$15.43	(3.02)%	$5		1.42%	0.19%	1.42%	26.62%
$18.43	6.29%	$3		1.42%	(0.39)%	1.42%	34.62%
$18.15	15.18%	$2		1.39%	(0.01)%	1.39%	24.83%
$16.25	12.82%	$—	(c)	1.43%	(0.12)%	1.43%	25.45%
$17.59	(0.89)%	$—	(c)	1.44%	0.08%	1.44%	30.61%

$14.42	(9.84)%	$107		1.30%	0.97%	1.30%	124.82%
$18.52	5.44%	$63		1.28%	0.69%	1.28%	89.85%
$18.32	21.52%	$33		1.29%	1.09%	1.29%	109.05%
$15.14	9.22%	$—	(c)	1.38%	0.99%	1.38%	120.42%
$14.00	1.84%	$—	(c)	1.50%	0.89%	1.50%	101.99%

$24.83	0.95%	$288		1.36%	(0.18)%	1.36%	17.31%
$26.63	16.80%	$173		1.36%	(0.18)%	1.36%	22.78%
$24.79	15.66%	$266		1.36%	(0.16)%	1.36%	18.92%
$21.83	8.34%	$191		1.42%	(0.25)%	1.48%	27.32%
$23.28	3.51%	$46		1.47%	(0.44)%	1.47%	26.98%

$21.10	8.24%	$2,825		1.28%	1.67%	1.28%	23.20%
$21.39	14.97%	$2,548		1.27%	1.41%	1.27%	19.49%
$20.70	15.96%	$3,694		1.28%	1.52%	1.28%	16.93%
$18.18	14.18%	$1,921		1.46%	1.54%	1.46%	20.64%
$17.25	(4.40)%	$1,957		1.47%	1.40%	1.47%	27.53%

$10.84	9.65%	$29		0.95%	2.62%	1.08%	79.40%
$10.16	(1.13)%	$36		0.93%	2.45%	1.08%	62.28%
$10.55	0.50%	$5		0.96%	1.90%	1.04%	64.07%
$10.77	5.59%	$5		0.99%	2.20%	1.07%	65.47%
$10.49	1.77%	$6		0.98%	2.39%	1.09%	41.37%

Sterling Capital Funds

Financial Highlights, Class R6 Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset		Net realized/
	Value,	Net	unrealized	Total from	Net	Net realized
	Beginning	investment	gains	Investment	investment	gains on	Total
	of Period	income(a)	on investments	Activities	income	investments	Distributions
Sterling Capital Behavioral Large Cap Value Equity Fund
Year Ended September 30, 2019	$22.43	0.46	(1.08)	(0.62)	(0.44)	(1.75)	(2.19)
February 1, 2018 to September 30, 2018(d)	$22.89	0.28	(0.45)	(0.17)	(0.29)	—	(0.29)

Sterling Capital Mid Value Fund
Year Ended September 30, 2019	$19.44	0.11	(0.78)	(0.67)	(0.03)	(2.26)	(2.29)
February 1, 2018 to September 30, 2018(d)	$20.22	0.03	(0.81)	(0.78)	—	—	—

Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2019	$18.84	0.23	(2.10)	(1.87)	(0.32)	(1.98)	(2.30)
February 1, 2018 to September 30, 2018(d)	$18.59	0.17	0.08	0.25	—	—	—

Sterling Capital Special Opportunities Fund
Year Ended September 30, 2019	$27.75	0.10	0.12	0.22	(0.02)	(1.86)	(1.88)
February 1, 2018 to September 30, 2018(d)	$26.44	0.04	1.42	1.46	(0.15)	—	(0.15)

Sterling Capital Equity Income Fund
Year Ended September 30, 2019	$21.61	0.47	1.23	1.70	(0.45)	(1.52)	(1.97)
February 1, 2018 to September 30, 2018(d)	$21.49	0.30	0.12	0.42	(0.30)	—	(0.30)

Sterling Capital Behavioral International Equity Fund
Year Ended September 30, 2019	$11.19	0.36	(1.34)	(0.98)	(0.32)	(0.40)	(0.72)
February 1, 2018 to September 30, 2018(d)	$12.35	0.35	(1.51)	(1.16)	—	—	—

Sterling Capital Total Return Bond Fund
Year Ended September 30, 2019	$10.20	0.33	0.71	1.04	(0.35)	—	(0.35)
February 1, 2018 to September 30, 2018(d)	$10.48	0.21	(0.27)	(0.06)	(0.22)	—	(0.22)

*                 During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**          Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Not annualized for periods less than one year.

(c)          Annualized for periods less than one year.

(d)         Period from commencement of operations.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
				Ratio of net
Net Asset	Total	Net Assets,	Ratio of	investment	Ratio of
Value,	Return	End of	net expenses	income to	expenses to
End of	(excludes	Period	to average	average net	average	Portfolio
Period	sales charge) (b)	(000)	net assets (c)	assets (c)	net assets*(c)	turnover rate**(b)

$19.62	(2.02)%	$239,763	0.58%	2.35%	0.64%	142.59%
$22.43	(0.69)%	$270,105	0.58%	1.94%	0.63%	127.89%

$16.48	(2.45)%	$247,949	0.82%	0.68%	0.93%	26.62%
$19.44	(3.86)%	$285,847	0.83%	0.26%	0.93%	34.62%

$14.67	(9.29)%	$210,436	0.73%	1.53%	0.80%	124.82%
$18.84	1.34%	$191,051	0.73%	1.38%	0.79%	89.85%

$26.09	1.53%	$355,672	0.77%	0.40%	0.86%	17.31%
$27.75	5.60%	$372,948	0.78%	0.21%	0.85%	22.78%

$21.34	8.89%	$345,806	0.66%	2.28%	0.77%	23.20%
$21.61	2.03%	$317,827	0.66%	2.16%	0.77%	19.49%

$9.49	(8.48)%	$78,307	0.61%	3.77%	0.89%	97.74%
$11.19	(9.39)%	$62,804	0.62%	4.63%	0.87%	96.65%

$10.89	10.38%	$350,129	0.35%	3.20%	0.58%	79.40%
$10.20	(0.52)%	$281,637	0.35%	3.16%	0.59%	62.28%

Sterling Capital Funds

Notes to Financial Statements

September 30, 2019

1.              Organization:

Sterling Capital Funds (the “Trust”) commenced operations on October 5, 1992 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust.

The Trust offers shares of Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Behavioral International Equity Fund, Sterling Capital SMID Opportunities Fund, Sterling Capital Stratton Mid Cap Value Fund, Sterling Capital Stratton Real Estate Fund, Sterling Capital Stratton Small Cap Value Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund, Sterling Capital Kentucky Intermediate Tax-Free Fund, Sterling Capital Maryland Intermediate Tax-Free Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund, Sterling Capital West Virginia Intermediate Tax-Free Fund, Sterling Capital Diversified Income Fund, Sterling Capital Strategic Allocation Balanced Fund and Sterling Capital Strategic Allocation Growth Fund (referred to individually as a “Fund” and collectively as the “Funds”). Sterling Capital Kentucky Intermediate Tax-Free Fund, Sterling Capital Maryland Intermediate Tax-Free Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund and Sterling Capital West Virginia Intermediate Tax-Free Fund are referred to as the “Tax-Free Funds.” Sterling Capital Diversified Income Fund, Sterling Capital Strategic Allocation Balanced Fund and Sterling Capital Strategic Allocation Growth Fund are referred to as the “Funds of Funds.” The Funds, excluding the Funds of Funds, are referred to as the “Variable Net Asset Value Funds.” The Funds of Funds invest in underlying mutual funds as opposed to individual securities.

All Funds, other than the Tax-Free Funds, are “diversified” funds, as defined in the 1940Act. The Tax-Free Funds are non-diversified funds, which means they may invest in the securities of a limited number of issuers.

By owning shares of underlying investment companies, each of the Funds of Funds invests, to varying degrees, in securities of U.S. and non-U.S. companies, including small and medium sized companies, and in debt securities. Funds of Funds with exposure to underlying equity funds may include funds that invest in real estate related securities. In addition, underlying investment companies may invest in derivatives and may engage in long/short equity strategies and in option writing strategies. The Funds of Funds except for Sterling Capital Diversified Income Fund currently invest only in other Funds that are part of the Sterling Capital Funds group of investment companies (not including cash sweep vehicles). Financial information for those Sterling Capital Funds is included in this report and also is available at www.sec.gov. Financial information for the other underlying Funds is available at www.sec.gov.

The Funds are authorized to issue an unlimited amount of shares. As of September 30, 2019, the Funds discussed herein offered up to five classes of shares: Class A Shares, Class C Shares, Class R Shares, Class R6 Shares and Institutional Shares. Class A Shares of the Variable Net Asset Value Funds and Funds of Funds, excluding Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund, and the Tax-Free Funds, have a maximum sales charge of 5.75% as a percentage of original purchase price. Class A Shares of Sterling Capital Ultra Short Bond Fund have a maximum sales charge of 0.50%, and Class A Shares of Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund, and theTax-Free Funds have a maximum sales charge of 2.00% as a percentage of the original purchase price. Purchases of $1 million or more of Class A Shares are not subject to a front-end sales charge but will be subject to a Contingent Deferred Sales Charge (“CDSC”) of 1.00% of the purchase price if redeemed within two years after purchase for all Funds except the Tax-Free Funds, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Corporate Fund and Sterling Capital Securitized Opportunities Fund. With respect to the Tax-Free Funds, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Corporate Fund and Sterling Capital Securitized Opportunities Fund, sales of Class A shares over $500,000 are not subject to a sales load but will be subject to a CDSC of 0.50% of the purchase price if redeemed within 18 months of purchase. This charge is based on the lower of the price paid for the shares or their net asset value at the time of redemption. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase.

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2019

Each class of shares has identical rights and privileges except with respect to the fees paid under the distribution plan, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.              Significant Accounting Policies:

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946, Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation — Investments of the Variable Net Asset Value Funds in securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market (including the NASDAQ Closing Price for securities traded on NASDAQ), typically 4:00 PM ET or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. The Variable Net Asset Value Funds may also use an independent pricing service approved by the Board of Trustees (the “Board”) to value certain securities, including the use of electronic and matrix techniques. Investments in open-end investment companies, including underlying funds invested in by the Funds of Funds, are valued at their respective net asset values as reported by such companies. Investments in closed-end investment companies and exchange-traded funds are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. The differences between cost and fair value of investments are reflected as either unrealized appreciation or depreciation. Securities for which market quotations are not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) will be fair valued in accordance with procedures established in good faith under the general supervision of the Board.

Fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Sterling Capital Behavioral International Equity Fund’s net asset value is calculated; such securities may be valued at fair value in accordance with procedures adopted by the Board.

Fair Value Measurements — The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described as follows:

•      Level 1 — quoted prices in active markets for identical securities

•      Level 2 — based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•      Level 3 — based on significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the year ended September 30, 2019, there were no significant changes to the valuation policies and procedures.

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2019

The summary of inputs used to determine the fair value of each Fund’s investments as of September 30, 2019 is as follows:

			Level 2—		Level 3—
	Level 1—		Other Significant		Significant
	Quoted Prices		Observable Inputs		Unobservable Inputs	Total
Assets:
Investments in Securities
Sterling Capital Behavioral Large Cap Value Equity Fund	$276,165,745	(a)	$—		$—	$276,165,745
Sterling Capital Mid Value Fund	436,639,041	(a)	—		—	436,639,041
Sterling Capital Behavioral Small Cap Value Equity Fund	239,133,259	(a)	—		—	239,133,259
Sterling Capital Special Opportunities Fund	l,041,617,487	(a)	—		—	1,041,617,487
Sterling Capital Equity Income Fund	l,831,584,833	(a)	—		—	1,831,584,833
Sterling Capital Behavioral International Equity Fund	3,420,963	(a)	91,286,628	(a)	—	94,707,591
Sterling Capital SMID Opportunities Fund	9,726,907	(a)	—		—	9,726,907
Sterling Capital Stratton Mid Cap Value Fund	62,002,111	(a)	—		—	62,002,111
Sterling Capital Stratton Real Estate Fund	104,668,435	(a)	—		—	104,668,435
Sterling Capital Stratton Small Cap Value Fund	948,828,044	(a)	—		—	948,828,044
Sterling Capital Ultra Short Bond Fund	310,929	(b)	17,133,307	(a)	—	17,444,236
Sterling Capital Short Duration Bond Fund	l,847,535	(b)	174,389,526	(a)	—	176,237,061
Sterling Capital Intermediate U.S. Government Fund	196,367	(b)	14,697,045	(a)	—	14,893,412
Sterling Capital Total Return Bond Fund	31,213,375	(b)	1,449,422,451	(a)	—	1,480,635,826
Sterling Capital Corporate Fund	342,319	(b)	22,635,669	(a)	—	22,977,988
Sterling Capital Securitized Opportunities Fund	565,395	(b)	35,808,894	(a)	—	36,374,289
Sterling Capital Kentucky Intermediate Tax-Free Fund	355,919	(b)	10,192,650	(a)	—	10,548,569
Sterling Capital Maryland Intermediate Tax-Free Fund	306,096	(b)	13,982,175	(a)	—	14,288,271
Sterling Capital North Carolina Intermediate Tax-Free Fund	5,957,402	(b)	173,032,263	(a)	—	178,989,665
Sterling Capital South Carolina Intermediate Tax-Free Fund	1,279,764	(b)	77,641,551	(a)	—	78,921,315
Sterling Capital Virginia Intermediate Tax-Free Fund	345,538	(b)	76,805,943	(a)	—	77,151,481
Sterling Capital West Virginia Intermediate Tax-Free Fund	719,119	(b)	74,477,863	(a)	—	75,196,982
Sterling Capital Diversified Income Fund	20,215,904	(a)	—		—	20,215,904
Sterling Capital Strategic Allocation Balanced Fund	25,568,318	(a)	—		—	25,568,318
Sterling Capital Strategic Allocation Growth Fund	20,797,341	(a)	—		—	20,797,341

Liabilities:
Other Financial Instruments-Written Options (Equity Risk)
Sterling Capital Equity Income Fund(c)	7,800		—		—	7,800

(a)         Industries, countries or security types are disclosed in the Schedules of Portfolio Investments.

(b)         Represents money market funds and/or certain preferred stocks.

(c)          Other financial instruments are written options shown at value.

Cash and Cash Equivalents — The Funds consider liquid assets deposited with a bank, and certain short term debt instruments with original maturities of three months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or investments. The Funds may invest their excess cash in the Federated Treasury Obligations Fund or a similar money market fund or other short-term investment.

Credit Enhancements — Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance (i.e., AMBAC).

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2019

Derivative Instruments Categorized by Risk Exposure — The Funds’ derivative contracts held at September 30, 2019, are not accounted for as hedging instruments under U.S. GAAP. The following is a summary of the location of the derivative instruments held by the Funds on the Statements of Assets and Liabilities and the category of primary risk exposure as of September 30, 2019:

		Sterling Capital
Fair Values of Derivative Instruments	Statements of Assets	Equity
Liabilities	and Liabilities Location	Income Fund
Equity contracts	Call options written	$7,800

The effect of derivative financial instruments on the Statements of Operations for the year ended September 30, 2019:

Sterling Capital
Equity
Net Change in Unrealized Appreciation (Depreciation)	Income Fund
Written options (equity contracts)	$107,368

For the year ended September 30, 2019, the average quarterly balance of derivative financial instruments were as follows:

Sterling Capital
Equity
Options (Equity Risk)	Income Fund
Average number of written option contracts	325
Average premium of written option contracts	$28,792

Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly for Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund, and the Tax-Free Funds. Dividends from net investment income are declared and paid monthly for Sterling Capital Diversified Income Fund. Dividends from net investment income are declared and paid quarterly for Sterling Capital Stratton Mid Cap Value Fund, Sterling Capital Stratton Real Estate Fund, Sterling Capital Stratton Small Cap Value Fund, Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital SMID Opportunities Fund, Sterling Capital Strategic Allocation Balanced Fund, and Sterling Capital Strategic Allocation Growth Fund if the annualized yield of the distribution exceeds an amount determined annually by the Board. Dividends from net investment income for Sterling Capital Behavioral International Equity Fund is declared and paid annually. Distributable net realized gains, if any, are declared and distributed at least annually. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital. Distributions to shareholders are recorded on the ex-dividend date.

Expenses and Allocation Methodology — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or on another reasonable basis. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

Foreign Currency Translation — The accounting records of the Sterling Capital Behavioral International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the latest foreign exchange bid quotation (from an approved pricing vendor) to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, income and expenses are translated at the prevailing rate of exchange, on the respective dates of such transactions. The Sterling Capital Behavioral International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2019

Forward Foreign Currency Exchange Contracts — The Sterling Capital Behavioral International Equity Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Total Return Bond Fund and Sterling Capital Corporate Fund may enter into forward foreign currency exchange contracts (foreign currency exchange risk) in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of Funds securities denominated in a particular currency. A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds can be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Funds’ maximum amount of loss, as either the buyer or seller, is the unrealized gain of the contract. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Funds record a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

Mortgage Dollar Rolls — The Variable Net Asset Value Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. The market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for a Fund, and the income from these investments will generate income for a Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what the performance would have been without the use of dollar rolls. The Funds account for mortgage dollar roll transactions as purchases and sales. The Funds did not hold any mortgage dollar rolls during the year.

Options Contracts — Sterling Capital Special Opportunities Fund and Sterling Capital Equity Income Fund write (sell) “covered” call options on securities and purchase options on securities to close out options previously written by them. Sterling Capital Diversified Income Fund may invest in underlying funds that engage in options writing strategies (including cash-secured put writing and covered call writing).

In writing an option, a Fund contracts with a specified counterparty to purchase (put option written) or sell (call option written) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset and are required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. The Funds execute transactions in both listed and over-the-counter options. When purchasing over-the-counter options, a Fund bears the risk of economic loss from counterparty default, equal to the market value of the option. Listed options involve minimal counterparty risk since the listed options are guaranteed against default by the exchange on which they trade. Transactions in over-the-counter options expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter transaction, the Funds’ maximum amount of loss is the premium paid (as the purchaser) or the unrealized depreciation of the contract (as the writer).

Sterling Capital Special Opportunities Fund and Sterling Capital Equity Income Fund may invest in written options to economically hedge the downside exposure by collecting a premium when sold against the equity holding.

Risks Associated with Foreign Securities and Currencies — Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries. Certain foreign investments may also be subject to foreign withholding taxes.

Securities Transactions and Related Income — During the period, security transactions are accounted for no later than one business day after the trade date. For financial reporting purposes, however, security transactions as of the last business

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2019

day of the reporting period are accounted for on the trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization/accretion of premium or discount. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

When-Issued and Forward Commitments — The Funds may purchase securities on a “when-issued” basis. Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund and Sterling Capital Equity Income Fund may also purchase or sell securities on a forward commitment basis. The Funds record when-issued securities on the trade date and pledge assets with a value at least equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on when-issued securities until the underlying securities are received.

3.              Purchases and Sales of Securities:

Purchases and sales of securities (excluding U.S. government securities and securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2019 were as follows:

	Purchases	Sales
Sterling Capital Behavioral Large Cap Value Equity Fund	$394,248,737	$419,847,966
Sterling Capital Mid Value Fund	124,977,842	285,927,267
Sterling Capital Behavioral Small Cap Value Equity Fund	292,180,666	264,594,513
Sterling Capital Special Opportunities Fund	184,956,668	348,812,400
Sterling Capital Equity Income Fund	415,383,695	384,383,546
Sterling Capital Behavioral International Equity Fund	97,480,033	75,836,325
Sterling Capital SMID Opportunities Fund	3,890,325	3,929,666
Sterling Capital Stratton Mid Cap Value Fund	3,910,351	8,671,728
Sterling Capital Stratton Real Estate Fund	13,732,483	15,378,767
Sterling Capital Stratton Small Cap Value Fund	87,687,148	343,879,686
Sterling Capital Ultra Short Bond Fund	26,982,393	29,089,231
Sterling Capital Short Duration Bond Fund	148,094,236	103,163,227
Sterling Capital Intermediate U.S. Government Fund	1,146,419	1,016,704
Sterling Capital Total Return Bond Fund	635,512,142	568,836,723
Sterling Capital Corporate Fund	15,770,316	24,855,602
Sterling Capital Securitized Opportunities Fund	1,631,651	1,739,703
Sterling Capital Kentucky Intermediate Tax-Free Fund	3,314,429	4,322,089
Sterling Capital Maryland Intermediate Tax-Free Fund	3,221,611	8,241,550
Sterling Capital North Carolina Intermediate Tax-Free Fund	54,816,519	55,706,209
Sterling Capital South Carolina Intermediate Tax-Free Fund	17,990,854	18,358,717
Sterling Capital Virginia Intermediate Tax-Free Fund	18,853,327	26,344,769
Sterling Capital West Virginia Intermediate Tax-Free Fund	23,882,132	29,025,710
Sterling Capital Diversified Income Fund	5,592,625	4,958,245
Sterling Capital Strategic Allocation Balanced Fund	2,519,750	5,174,000
Sterling Capital Strategic Allocation Growth Fund	2,261,090	3,064,000

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2019

Purchases and sales of U.S. government securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2019 were as follows:

	Purchases	Sales
Sterling Capital Ultra Short Bond Fund	$397,533	$—
Sterling Capital Short Duration Bond Fund	41,561,697	28,845,590
Sterling Capital Intermediate U.S. Government Fund	5,289,421	9,736,936
Sterling Capital Total Return Bond Fund	594,835,075	446,341,277
Sterling Capital Corporate Fund	4,304,673	4,289,077
Sterling Capital Securitized Opportunities Fund	5,648,453	4,498,340

4.              Investments in Affiliated Issuers:

A summary of the Funds’ transactions in the shares of affiliated issuers during the fiscal year ended September 30, 2019 is as follows:

								Change in
							Distributions	Unrealized
						Dividend	and Net Realized	Appreciation/
	Shares Held at			Shares Held at	Value at	Income	Gain (Loss)	Depreciation
	September 30,	Shares	Shares	September 30,	September 30,	October 1, 2018-	October 1, 2018-	October 1, 2018-
	2018	Purchased	Sold	2019	2019	September 30, 2019	September 30, 2019	September 30, 2019
Sterling Capital Strategic Allocation Balanced Fund
Sterling Capital Behavioral International Equity Fund, Institutional Shares	792,962	130,874	70,047	853,789	$8,102,454	$267,158	$141,473	$(1,132,234)
Sterling Capital Equity Income Fund, Institutional Shares	217,045	16,689	48,808	184,926	3,944,477	86,792	338,200	(115,963)
Sterling Capital Special Opportunities Fund, Institutional Shares	171,506	16,563	34,333	153,736	4,007,910	818	377,156	(350,819)
Sterling Capital Total Return Bond Fund, Institutional Shares	1,047,448	54,904	251,233	851,119	9,268,681	330,638	(32,365)	708,579
Total Affiliates	2,228,961	219,030	404,421	2,043,570	$25,323,522	$685,406	$824,464	$(890,437)

Sterling Capital Strategic Allocation Growth Fund
Sterling Capital Behavioral International Equity Fund, Institutional Shares	778,451	125,955	72,941	831,465	$7,890,605	$253,563	$103,654	$(1,071,127)
Sterling Capital Equity Income Fund, Institutional Shares	201,092	15,729	31,982	184,839	3,942,615	86,453	344,268	(100,259)
Sterling Capital Special Opportunities Fund, Institutional Shares	159,279	16,461	23,982	151,758	3,956,320	777	377,161	(315,639)
Sterling Capital Total Return Bond Fund, Institutional Shares	491,157	38,981	104,597	425,541	4,634,138	159,696	(36,117)	359,452
Total Affiliates	1,629,979	197,126	233,502	1,593,603	$20,423,678	$500,489	$788,966	$(1,127,573)

5.              Related Party Transactions:

Under the terms of the investment advisory agreement, Sterling Capital Management LLC (“Sterling Capital” or the “Advisor”) is entitled to receive fees based on a percentage of the average daily net assets of the Funds. These fees are accrued daily and payable on a monthly basis and are reflected on the Statements of Operations as “Investment advisory fees.” Sterling Capital’s waived investment advisory fees are included on the Statements of Operations as “Less expenses waived by the Investment Advisor.” Information regarding these transactions is as follows for the fiscal year ended September 30, 2019:

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2019

	Prior to February 1, 2019			Effective February 1, 2019
		Fee Rate after			Fee Rate after
	Contractual	Contractual		Contractual	Contractual
	Fee Rate	Waivers		Fee Rate	Waivers
Sterling Capital Behavioral Large Cap Value Equity Fund	0.45%	0.45%		0.45%	0.45%
Sterling Capital Mid Value Fund	0.70%	0.70%		0.70%	0.70%
Sterling Capital Behavioral Small Cap Value Equity Fund	0.60%	0.60%		0.60%	0.60%
Sterling Capital Special Opportunities Fund	0.65%	0.65%		0.65%	0.65%
Sterling Capital Equity Income Fund	0.55%	0.55%		0.55%	0.55%
Sterling Capital Behavioral International Equity Fund	0.60%	0.40	%(1)	0.60%	0.40	%(2)
Sterling Capital SMID Opportunities Fund	0.70%	0.54	%(1)	0.70%	0.54	%(2)
Sterling Capital Stratton Mid Cap Value Fund	0.70%	0.70%		0.70%	0.70%
Sterling Capital Stratton Real Estate Fund	0.58%	0.58%		0.58%	0.58%
Sterling Capital Stratton Small Cap Value Fund	0.85%	0.80	%(1)	0.85%	0.80	%(2)
Sterling Capital Ultra Short Bond Fund	0.20%	0.10	%(1)(3)	0.20%	0.10	%(2)
Sterling Capital Short Duration Bond Fund	0.30%	0.20	%(1)	0.30%	0.20	%(2)
Sterling Capital Intermediate U.S. Government Fund	0.32%	0.32%		0.32%	0.16	%(2)
Sterling Capital Total Return Bond Fund	0.37%	0.25	%(1)	0.37%	0.25	%(2)
Sterling Capital Corporate Fund	0.35%	0.35%		0.35%	0.35	%(3)
Sterling Capital Securitized Opportunities Fund	0.35%	0.31	%(1)	0.35%	0.31	%(2)
Sterling Capital Kentucky Intermediate Tax-Free Fund	0.35%	0.35%		0.35%	0.35%
Sterling Capital Maryland Intermediate Tax-Free Fund	0.35%	0.35%		0.35%	0.35	%(3)
Sterling Capital North Carolina Intermediate Tax-Free Fund	0.35%	0.35%		0.35%	0.35%
Sterling Capital South Carolina Intermediate Tax-Free Fund	0.35%	0.35%		0.35%	0.35%
Sterling Capital Virginia Intermediate Tax-Free Fund	0.35%	0.35%		0.35%	0.35%
Sterling Capital West Virginia Intermediate Tax-Free Fund	0.35%	0.35%		0.35%	0.35%
Sterling Capital Diversified Income Fund	0.25%	0.25	%(3)	0.25%	0.25%
Sterling Capital Strategic Allocation Balanced Fund	0.25%	0.00	%(1)	0.25%	0.00	%(2)
Sterling Capital Strategic Allocation Growth Fund	0.25%	0.00	%(1)	0.25%	0.00	%(2)

(1)         Sterling Capital contractually agreed to limit the advisory fees paid by the Fund from February 1, 2018 through January 31, 2019.

(2)         Sterling Capital contractually agreed to limit the advisory fees paid by the Fund from February 1, 2019 through January 31, 2020.

(3)         For all or a portion of the fiscal year ended September 30, 2019, Sterling Capital voluntarily waived and/or reimbursed certain expenses of the Funds. Voluntary waivers and reimbursements of expenses may be discontinued at any time.

For the following funds, Sterling Capital has contractually agreed to waive its investment advisory fees, pay Fund operating expenses, and/or reimburse fees or expenses, in order to limit expenses of the shares based on average daily net assets, excluding interest, taxes, acquired funds fees and extraordinary expenses. The expense limitations effective during the year and through January 31, 2020 are as follows:

	Class A	Class C	Institutional	Class R
Sterling Capital Behavioral International Equity Fund	1.00%	1.75%	0.75%	—
Sterling Capital SMID Opportunities Fund	1.04%	1.79%	0.79%	—
Sterling Capital Stratton Small Cap Value Fund	1.30%	2.05%	1.05%	—
Sterling Capital Total Return Bond Fund	0.70%	1.45%	0.45%	0.95%

For the following funds, Sterling Capital has contractually agreed to waive its administration fees, pay Fund operating expenses of Class R6 Shares, and/or reimburse fees or expenses, in order to limit expenses of the shares based on average daily net assets, excluding interest, taxes, acquired funds fees and extraordinary expenses. The expense limitations effective during the year and through January 31, 2020 are as follows:

	Prior to	Effective
	February 1, 2019	February 1, 2019
Sterling Capital Behavioral Large Cap Value Equity Fund	0.58%	0.58%
Sterling Capital Mid Value Fund	0.83%	0.81%
Sterling Capital Behavioral Small Cap Value Equity Fund	0.73%	0.73%
Sterling Capital Special Opportunities Fund	0.78%	0.77%
Sterling Capital Equity Income Fund	0.66%	0.66%
Sterling Capital Behavioral International Equity Fund	0.62%	0.60%
Sterling Capital Total Return Bond Fund	0.35%	0.35%

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2019

Sterling Capital serves as the administrator to the Funds pursuant to an administration agreement. The Funds (except the Sterling Capital Strategic Allocation Balanced Fund and Sterling Capital Strategic Allocation Growth Fund) pay their portion of a fee to Sterling Capital for providing administration services based on the aggregate assets of the Funds, excluding the assets of the Funds of Funds, at a rate of 0.1075% on the first $3.5 billion of average net assets, 0.075% on the next $1 billion of average net assets; 0.06% on the next $1.5 billion of average net assets; and 0.04% of average net assets over $6 billion. Expenses incurred are reflected on the Statements of Operations as “Administration fees.” Pursuant to a sub-administration agreement with Sterling Capital, The Bank of New York Mellon (“the “Sub-Administrator”), serves as the sub-administrator to the Funds subject to the general supervision of the Board and Sterling Capital. For these services, The Bank of New York Mellon is entitled to a fee payable by Sterling Capital. The Bank of New York Mellon also serves as the Funds’ fund accountant and receives compensation by the Funds for these services. Expenses incurred are reflected on the Statements of Operations as “Fund accounting fees.”

BNY Mellon Investment Servicing (US) Inc. serves as the Funds’ transfer agent and receives compensation by the Funds for these services. Expenses incurred are reflected on the Statements of Operations as “Transfer agent fees.”

Sterling Capital’s Chief Compliance Officer (“CCO”) serves as the Funds’ CCO. The CCO’s compensation is reviewed and approved by the Funds’ Board and paid by Sterling Capital. However, the Funds reimburse Sterling Capital for their allocable portion of the CCO’s base salary and incentive pay.As a result, the CCO fee paid by the Funds is only part of the total compensation received by the CCO. Expenses incurred are reflected on the Statements of Operations as “Compliance Service Fees.”

For the fiscal year ended September 30, 2019, the Funds paid $2,600 in brokerage fees to BB&T Securities LLC on the execution of purchases and sales of the Funds’ portfolio investments.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Sterling Capital Distributors, LLC (the “Distributor”) serves as distributor to the Funds pursuant to an underwriting agreement. The Plan provides for payments to the Distributor of up to 0.25%, 1.00% and 0.50% of the average daily net assets of the Class A Shares, Class C Shares, and Class R Shares, respectively. In addition, the Distributor is entitled to receive commissions on sales of shares of the Variable Net Asset Value Funds. For the fiscal year ended September 30, 2019, the Distributor received $258,747 from commissions earned on sales of shares of the Variable Net Asset Value Funds. The Distributor does not retain commissions for profit. These commissions and fees may be used by the Distributor to pay banks, broker dealers and other institutions, including affiliates of the Advisor.

The Advisor and/or its affiliates may pay out of their own assets (and not as an additional charge to a fund) compensation to selected affiliated and unaffiliated brokers, dealers and other financial intermediaries in connection with the sale and distribution of the shares and/or the retention and/or servicing of Fund investors and Fund shares. These payments, sometimes referred to as “revenue sharing” payments are payments over and above any sales charges (including Rule 12b-1 fees) and service fees paid by the Funds. The amount of these payments is determined at the discretion of the Advisor and/or its affiliates from time to time, may be substantial, and may be different for different financial advisors. Receipt of, or the prospect of receiving, this additional compensation may influence your financial intermediary’s recommendation of a Fund or of a particular share class of a Fund. Commissions and finder’s fees financed by the Advisor and paid by the Distributor to affiliated broker-dealers during the fiscal year ended September 30, 2019 were $2,298.

Certain Officers and a Trustee of the Funds are affiliated with Sterling Capital or the Sub-Administrator. Such Officers and Trustee receive no compensation from the Funds for serving in their respective roles. Each of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust who serve on the Board are compensated at the annual rate of $100,000 plus $5,000 for each regularly scheduled quarterly meeting attended, $4,000 for each special meeting attended in person and $1,500 for each special meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Each Trustee serving on a Committee of the Board receives a fee of $4,000 for each Committee meeting attended in person and $1,500 for each Committee meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Committee meeting fees are only paid when such Committee meetings are not held in conjunction with a regular board meeting. Additionally, the Chairman of the Board receives additional compensation at the annual rate of $24,000, the Audit Committee Chairman receives additional compensation at the annual rate of $18,000, and the Chairman of the Nominations Committee receives additional compensation at the annual rate of $7,500. The fees are allocated across the Trust based upon relative net assets.

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2019

6.              Concentration of Credit Risk:

The Tax-Free Funds invest primarily in debt instruments of municipal issuers in their respective states. The issuers’ abilities to meet their obligations may be affected by economic developments in a specific state or region.

7.              Line of Credit:

U.S. Bank, N.A. has made available a credit facility to the Trust, pursuant to an umbrella credit agreement (the “Agreement”). The primary purpose of the Agreement is to allow the Trust to avoid security liquidations that Sterling Capital believes are unfavorable to shareholders. Under the Agreement, an aggregate uncommitted amount of $100,000,000 has been made available for use by all Funds of the Trust. Outstanding principal amounts under the Agreement bear interest at a rate per annum equal to the Prime Rate minus two percent (2%), but never at a rate of less than one percent (1%) per annum. The Agreement will expire on March 25, 2020. During the fiscal year ended September 30, 2019, each of the following Funds utilized its line of credit:

	Average	Average	Number of	Interest Expense	Maximum Amount
	Interest Rate	Loan Balance	Days Outstanding	Incurred	Borrowed
Sterling Capital Mid Value Fund	3.25%	$1,592,250	4	$575	$2,029,000
Sterling Capital Special Opportunities Fund	3.45%	2,707,900	10	2,624	6,399,000
Sterling Capital Equity Income Fund	3.25%	15,752,000	1	1,422	15,752,000
Sterling Capital Behavioral International Equity Fund	3.50%	127,000	5	61	220,000
Sterling Capital Stratton Real Estate	3.50%	709,500	2	138	800,000
Sterling Capital Stratton Small-Cap Value	3.38%	1,753,000	6	1,004	2,615,000
Sterling Capital Ultra Short Bond Fund	3.25%	358,000	1	32	358,000

8.              Federal Tax Information:

It is the policy of each Fund to continue to qualify as a regulated investment company as defined in the Internal Revenue Code of 1986, as amended (the “Code”), by complying with the applicable provisions of the Code and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax was required in the Funds’ financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense. During the year, the Funds did not incur any interest or penalties.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax was required in the Funds’ financial statements. The Funds’ federal income and excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Capital losses originating in taxable years beginning on or before December 22, 2010 are permitted to be carried forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses originating in taxable years beginning after December 22, 2010 (“post-2010 capital losses”) are carried forward indefinitely. Furthermore, post-2010 capital losses will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses as under previous law.

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2019

At September 30, 2019, the following Funds had net capital loss carryforwards available to offset future net capital gains, if any, to the extent provided by the Code and the Treasury regulations:

	Amount With No Expiration*
	Short-term	Long-term
	Losses	Losses
Sterling Behavioral Small Cap Value Equity Fund	$6,959,859	$—
Sterling Behavioral International Equity Fund	$6,313,193	—
Sterling Capital Ultra Short Bond Fund	94,909	933,341
Sterling Capital Short Duration Bond Fund	1,271,279	6,969,988
Sterling Capital Intermediate U.S. Government Fund	265,991	747,188
Sterling Capital Total Return Bond Fund	—	14,761,292
Sterling Capital Corporate Fund	129,381	39,250
Sterling Capital Securitized Opportunities Fund	1,384,975	585,897
Sterling Capital North Carolina Intermediate Tax-Free Fund	876,979	—
Sterling Capital South Carolina Intermediate Tax-Free Fund	502,100	—
Sterling Capital Virginia Intermediate Tax-Free Fund	66,521	—
Sterling Capital Diversified Income Fund	1,096,760	22,132

*      Post-2010 Capital Losses: Must be utilized prior to losses subject to expiration.

Capital loss carryforwards utilized in the current year were as follows:

Utilized
Capital Loss
Carryforwards
Sterling Capital North Carolina Intermediate Tax-Free Fund	$432,735
Sterling Capital South Carolina Intermediate Tax-Free Fund	97,934
Sterling Capital Virginia Intermediate Tax-Free Fund	333,963
Sterling Capital Strategic Allocation Balanced Fund	825,191
Sterling Capital Strategic Allocation Growth Fund	839,933

Capital loss carryforwards expired in the current year were as follows:

Expired
Capital Loss
Carryforwards
Sterling Capital Short Duration Bond Fund	$385,647
Sterling Capital Intermediate U.S. Government Fund	37,850
Sterling Capital Strategic Allocation Balanced Fund	2,318,392
Sterling Capital Strategic Allocation Growth Fund	3,800,663

The character of income and gains distributed is determined in accordance with the Code and the Treasury regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., net operating loss write-off, equalization utilized, expired capital loss carryforward, and return of capital), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no impact on net assets or net asset values per share.

As of September 30, 2019, these reclassifications were as follows:

		Increase/
	Increase/	(Decrease)
	(Decrease)	Distributable
	Paid-in-Capital	Earnings
Sterling Capital Behavioral Large Cap Value Equity Fund	$654,760	$(654,760)
Sterling Capital Mid Value Fund	5,241,826	(5,241,826)
Sterling Capital Special Opportunities Fund	5,798,003	(5,798,003)
Sterling Capital Equity Income Fund	6,597,203	(6,597,203)
Sterling Capital SMID Opportunities Fund	(14,945)	14,945
Sterling Capital Stratton Mid Cap Value Fund	63,344	(63,344)

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2019

		Increase/
	Increase/	(Decrease)
	(Decrease)	Distributable
	Paid-in-Capital	Earnings
Sterling Capital Stratton Real Estate Fund	$304,704	$(304,704)
Sterling Capital Stratton Small Cap Value Fund	11,107,338	(11,107,338)
Sterling Capital Short Duration Bond Fund	(385,647)	385,647
Sterling Capital Intermediate U.S. Government Fund	(37,850)	37,850
Sterling Capital Corporate Fund	(5,175)	5,175
Sterling Capital West Virginia Intermediate Tax-Free Fund	771	(771)
Sterling Capital Strategic Allocation Balanced Fund	(2,318,392)	2,318,392
Sterling Capital Strategic Allocation Growth Fund	(3,800,663)	3,800,663

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2019 was as follows:

	Distributions paid from
		Net				Total
	Ordinary	Long-Term	Total Taxable	Return	Tax Exempt	Distributions
	Income	Gains	Distributions	Of Capital	Distributions	Paid*
Sterling Capital Behavioral Large Cap Value Equity Fund	$6,455,876	$24,460,861	$30,916,737	$—	$—	$30,916,737
Sterling Capital Mid Value Fund	17,006,752	55,931,502	72,938,254	—	—	72,938,254
Sterling Capital Behavioral Small Cap Value Equity Fund	5,313,627	23,774,664	29,088,291	—	—	29,088,291
Sterling Capital Special Opportunities Fund	468,140	88,479,342	88,947,482	—	—	88,947,482
Sterling Capital Equity Income Fund	37,402,332	120,138,987	157,541,319	—	—	157,541,319
Sterling Capital Behavioral International Equity Fund	2,426,684	2,948,087	5,374,771	—	—	5,374,771
Sterling Capital SMID Opportunities Fund	—	3,816	3,816	—	—	3,816
Sterling Capital Stratton Mid Cap Value Fund	301,242	4,854,806	5,156,048	—	—	5,156,048
Sterling Capital Stratton Real Estate Fund	2,272,875	3,198,589	5,471,464	—	—	5,471,464
Sterling Capital Stratton Small Cap Value Fund	4,935,667	93,660,196	98,595,863	—	—	98,595,863
Sterling Capital Ultra Short Bond Fund	926,768	—	926,768	—	—	926,768
Sterling Capital Short Duration Bond Fund	5,076,518	—	5,076,518	—	—	5,076,518
Sterling Capital Intermediate U.S. Government Fund	454,636	—	454,636	—	—	454,636
Sterling Capital Total Return Bond Fund	41,816,024	—	41,816,024	—	—	41,816,024
Sterling Capital Corporate Fund	797,562	—	797,562	5,172	—	802,734
Sterling Capital Securitized Opportunities Fund	1,109,229	—	1,109,229	—	—	1,109,229
Sterling Capital Kentucky Intermediate Tax-Free Fund	7,051	65,026	72,077	—	204,720	276,797
Sterling Capital Maryland Intermediate Tax-Free Fund	7,398	222,289	229,687	—	316,320	546,007
Sterling Capital North Carolina Intermediate Tax-Free Fund	88,327	—	88,327	—	3,850,776	3,939,103
Sterling Capital South Carolina Intermediate Tax-Free Fund	35,736	—	35,736	—	1,574,817	1,610,553
Sterling Capital Virginia Intermediate Tax-Free Fund	58,115	—	58,115	—	1,619,978	1,678,093
Sterling Capital West Virginia Intermediate Tax-Free Fund	33,006	117,382	150,388	—	1,682,156	1,832,544
Sterling Capital Diversified Income Fund	905,870	—	905,870	—	—	905,870
Sterling Capital Strategic Allocation Balanced Fund	586,478	—	586,478	—	—	586,478
Sterling Capital Strategic Allocation Growth Fund	424,367	—	424,367	—	—	424,367

*                 Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes. The Funds may also utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends.

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2019

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2018 was as follows:

	Distributions paid from
		Net			Total
	Ordinary	Long-Term	Total Taxable	Tax Exempt	Distributions
	Income	Gains	Distributions	Distributions	Paid*
Sterling Capital Behavioral Large Cap Value Equity Fund	$7,229,983	$4,075,406	$11,305,389	$—	$11,305,389
Sterling Capital Mid Value Fund	1,268,408	33,901,796	35,170,204	—	35,170,204
Sterling Capital Behavioral Small Cap Value Equity Fund	2,095,349	8,361,015	10,456,364	—	10,456,364
Sterling Capital Special Opportunities Fund	8,064,108	94,001,292	102,065,400	—	102,065,400
Sterling Capital Equity Income Fund	28,256,090	155,261,074	183,517,164	—	183,517,164
Sterling Capital Behavioral International Equity Fund	3,066,437	115,708	3,182,145	—	3,182,145
Sterling Capital SMID Opportunities Fund	147,580	41,361	188,941	—	188,941
Sterling Capital Stratton Mid Cap Value Fund	308,630	2,385,169	2,693,799	—	2,693,799
Sterling Capital Stratton Real Estate Fund	2,129,991	2,715,815	4,845,806	—	4,845,806
Sterling Capital Stratton Small Cap Value Fund	3,688,565	107,965,197	111,653,762	—	111,653,762
Sterling Capital Ultra Short Bond Fund	682,478	—	682,478	—	682,478
Sterling Capital Short Duration Bond Fund	2,844,454	—	2,844,454	—	2,844,454
Sterling Capital Intermediate U.S. Government Fund	579,826	—	579,826	—	579,826
Sterling Capital Total Return Bond Fund	35,749,155	—	35,749,155	—	35,749,155
Sterling Capital Corporate Fund	903,406	185,154	1,088,560	—	1,088,560
Sterling Capital Securitized Opportunities Fund	1,177,848	—	1,177,848	—	1,177,848
Sterling Capital Kentucky Intermediate Tax-Free Fund	4,994	38,542	43,536	252,800	296,336
Sterling Capital Maryland Intermediate Tax-Free Fund	5,822	161,923	167,745	441,393	609,138
Sterling Capital North Carolina Intermediate Tax-Free Fund	42,277	—	42,277	4,312,450	4,354,727
Sterling Capital South Carolina Intermediate Tax-Free Fund	23,099	—	23,099	1,724,027	1,747,126
Sterling Capital Virginia Intermediate Tax-Free Fund	17,056	—	17,056	1,933,651	1,950,707
Sterling Capital West Virginia Intermediate Tax-Free Fund	26,262	112,664	138,926	1,948,245	2,087,171
Sterling Capital Diversified Income Fund	887,840	—	887,840	—	887,840
Sterling Capital Strategic Allocation Balanced Fund	666,598	—	666,598	—	666,598
Sterling Capital Strategic Allocation Growth Fund	489,319	—	489,319	—	489,319

*                 Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes. The Funds may also utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends.

As of September 30, 2019, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

							Total
	Undistributed						Distributable
	Ordinary	Undistributed			Accumulated	Unrealized	Earnings
	Income/Tax	Long Term	Distributable	Distributions	Capital and	Appreciation	(Accumulated
	Exempt Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	Deficit)
Sterling Capital Behavioral Large Cap Value Equity Fund	$—	$8,070,984	$8,070,984	$—	$—	$25,818,752	$33,889,736
Sterling Capital Mid Value Fund	1,226,470	1,021,434	2,247,904	—	—	60,516,953	62,764,857
Sterling Capital Behavioral Small Cap Value Equity Fund	381,031	—	381,031	—	(6,959,859)	14,422,393	7,843,565
Sterling Capital Special Opportunities Fund	1,278,217	51,154,511	52,432,728	—	—	360,259,297	412,692,025
Sterling Capital Equity Income Fund	—	76,162,769	76,162,769	—	—	536,022,133	612,184,902
Sterling Capital Behavioral International Equity Fund	2,657,885	—	2,657,885	—	(6,313,193)	3,340,274	(315,034)
Sterling Capital SMID Opportunities Fund	—	471,132	471,132	—	(9,769)	1,839,797	2,301,160
Sterling Capital Stratton Mid Cap Value Fund	391,493	1,211,659	1,603,152	—	—	22,624,741	24,227,893
Sterling Capital Stratton Real Estate Fund	182,195	3,754,561	3,936,756	—	—	43,105,083	47,041,839
Sterling Capital Stratton Small Cap Value Fund	3,422,632	57,047,182	60,469,814	—	—	499,067,419	559,537,233
Sterling Capital Ultra Short Bond Fund	1,540	—	1,540	(3,259)	(1,028,250)	43,714	(986,255)
Sterling Capital Short Duration Bond Fund	187,158	—	187,158	(89,949)	(8,241,267)	1,586,692	(6,557,366)

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2019

							Total
	Undistributed						Distributable
	Ordinary	Undistributed			Accumulated	Unrealized	Earnings
	Income/Tax	Long Term	Distributable	Distributions	Capital and	Appreciation	(Accumulated
	Exempt Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	Deficit)
Sterling Capital Intermediate U.S. Government Fund	$180,846	$—	$180,846	$(22,217)	$(1,013,179)	$403,073	$(451,477)
Sterling Capital Total Return Bond Fund	2,597,525	—	2,597,525	(1,161,080)	(14,761,292)	48,785,578	35,460,731
Sterling Capital Corporate Fund	—	—	—	(84)	(168,631)	882,184	713,469
Sterling Capital Securitized Opportunities Fund	3,601	—	3,601	(3,521)	(1,970,872)	1,075,788	(895,004)
Sterling Capital Kentucky Intermediate Tax- Free Fund	22,675	23,052	45,727	(9,865)	—	481,581	517,443
Sterling Capital Maryland Intermediate Tax- Free Fund	32,389	65,387	97,776	(14,654)	—	709,362	792,484
Sterling Capital North Carolina Intermediate Tax-Free Fund	286,755	—	286,755	(174,872)	(876,979)	9,003,580	8,238,484
Sterling Capital South Carolina Intermediate Tax-Free Fund	115,611	—	115,611	(87,452)	(502,100)	3,747,178	3,273,237
Sterling Capital Virginia Intermediate Tax- Free Fund	152,753	—	152,753	(89,550)	(66,521)	4,270,794	4,267,476
Sterling Capital West Virginia Intermediate Tax-Free Fund	178,570	50,461	229,031	(97,443)	—	3,415,682	3,547,270
Sterling Capital Diversified Income Fund	76,333	—	76,333	(19,330)	(1,118,892)	(78,753)	(1,140,642)
Sterling Capital Strategic Allocation Balanced Fund	3,889	—	3,889	(190)	—	2,107,656	2,111,355
Sterling Capital Strategic Allocation Growth Fund	1,939	—	1,939	(107)	—	1,758,740	1,760,572

*                   The primary differences between book basis and tax basis unrealized appreciation (depreciation) were due to the deferral of losses on wash sales, basis adjustments on partnership interests, Passive Foreign Investment Companies and the deferral of market discount and premium until point of sale and real estate investment trust adjustments.

Under current tax law, net capital losses or, if there are no such losses, net long-term capital losses or net short-term capital losses realized after October 31, net ordinary losses from the sale, exchange or other taxable disposition of property realized after October 31 and other net ordinary losses realized after December 31 of a Fund’s taxable year may be deferred and treated as occurring on the first business day of the following taxable year for tax purposes. The Sterling Capital SMID Opportunities Fund had deferred qualified late-year losses during the fiscal year ended September 30, 2019 of $9,769.

As of September 30, 2019, federal income tax cost, gross unrealized appreciation and gross unrealized depreciation on securities were as follows:

				Net Tax
		Gross Tax	Gross Tax	Unrealized
		Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	Depreciation	(Depreciation)
Sterling Capital Behavioral Large Cap Value Equity Fund	$250,346,993	$28,056,035	$(2,237,283)	$25,818,752
Sterling Capital Mid Value Fund	376,122,088	113,717,046	(53,200,093)	60,516,953
Sterling Capital Behavioral Small Cap Value Equity Fund	224,710,866	23,065,344	(8,642,951)	14,422,393
Sterling Capital Special Opportunities Fund	681,358,190	384,124,662	(23,865,365)	360,259,297
Sterling Capital Equity Income Fund	1,295,554,900	573,509,887	(37,487,754)	536,022,133
Sterling Capital Behavioral International Equity Fund	91,351,986	7,417,928	(4,062,323)	3,355,605
Sterling Capital SMID Opportunities Fund	7,887,110	2,094,346	(254,549)	1,839,797
Sterling Capital Stratton Mid Cap Value Fund	39,377,370	24,357,719	(1,732,978)	22,624,741
Sterling Capital Stratton Real Estate Fund	61,563,352	43,435,257	(330,174)	43,105,083
Sterling Capital Stratton Small Cap Value Fund	449,760,625	499,884,121	(816,702)	499,067,419
Sterling Capital Ultra Short Bond Fund	17,400,522	60,402	(16,688)	43,714
Sterling Capital Short Duration Bond Fund	174,650,367	2,265,812	(679,120)	1,586,692
Sterling Capital Intermediate U.S. Government Fund	14,490,339	540,197	(137,124)	403,073
Sterling Capital Total Return Bond Fund	1,431,850,248	56,924,634	(8,139,056)	48,785,578
Sterling Capital Corporate Fund	22,095,804	898,437	(16,253)	882,184

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2019

				Net Tax
		Gross Tax	Gross Tax	Unrealized
		Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	Depreciation	(Depreciation)
Sterling Capital Securitized Opportunities Fund	$35,298,501	$1,258,664	$(182,876)	$1,075,788
Sterling Capital Kentucky Intermediate Tax-Free Fund	10,066,988	481,581	—	481,581
Sterling Capital Maryland Intermediate Tax-Free Fund	13,578,909	709,362	—	709,362
Sterling Capital North Carolina Intermediate Tax-Free Fund	169,986,085	9,030,612	(27,032)	9,003,580
Sterling Capital South Carolina Intermediate Tax-Free Fund	75,174,137	3,775,746	(28,568)	3,747,178
Sterling Capital Virginia Intermediate Tax-Free Fund	72,880,687	4,270,794	—	4,270,794
Sterling Capital West Virginia Intermediate Tax-Free Fund	71,781,300	3,415,682	—	3,415,682
Sterling Capital Diversified Income Fund	20,294,657	744,703	(823,456)	(78,753)
Sterling Capital Strategic Allocation Balanced Fund	23,460,662	2,542,686	(435,030)	2,107,656
Sterling Capital Strategic Allocation Growth Fund	19,038,601	2,220,560	(461,820)	1,758,740

9.              Subsequent Events:

Management has evaluated the need for the disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued, and has noted no events that require recognition or disclosure in the financial statements.

On October 3, 2019, a 401(k) plan redeemed its interests in Sterling Capital Behavioral Small Cap Value Equity Fund, the total value of which was $121,593,888.72 or approximately 51% of the Fund’s net assets as of the close of business on October 3, 2019.

On October 3, 2019, a 401(k) plan redeemed its interests in Sterling Capital Mid Value Fund, the total value of which was $237,873,707.99 or approximately 58% of the Fund’s net assets as of the close of business on October 3, 2019.

10.       Change in Independent Registered Public Accounting Firm:

On June 12, 2019, KPMG LLP (“KPMG”) informed the Audit Committee and Board of Trustees of the Trust that it was resigning as the independent registered public accounting firm to the Trust, as upon the completion of the anticipated merger of BB&T Corporation, the parent company of the Advisor, and SunTrust Banks, Inc., KPMG would not be independent of Truist Financial Corporation, the new combined company. On June 12, 2019, the Audit Committee replaced KPMG LLP with Cohen & Company, Ltd. to serve as the Funds’ independent registered public accounting firm for the fiscal year ending September 30, 2019.

KPMG’s reports on the Funds’ financial statements for the fiscal years ended September 30, 2017 and September 30, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During such fiscal years and the subsequent interim period through June 12, 2019: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such years, (ii) there were no reportable events, and (iii) neither the Funds nor anyone acting on their behalf consulted with Cohen & Company, Ltd. regarding the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the Funds’ financial statements, or any disagreement or reportable event.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Sterling Capital Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Sterling Capital Funds, comprising Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Behavioral International Equity Fund, Sterling Capital SMID Opportunities Fund, Sterling Capital Stratton Mid Cap Value Fund, Sterling Capital Stratton Real Estate Fund, Sterling Capital Stratton Small Cap Value Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund, Sterling Capital Kentucky Intermediate Tax-Free Fund, Sterling Capital Maryland Intermediate Tax-Free Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund, Sterling Capital West Virginia Intermediate Tax-Free Fund, Sterling Capital Diversified Income Fund, Sterling Capital Strategic Allocation Balanced Fund, and Sterling Capital Strategic Allocation Growth Fund (the “Funds”) as of September 30, 2019, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, and the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years ended September 30, 2018, and prior, were audited by other auditors whose report dated November 21, 2018, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2019.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

November 21, 2019

Sterling Capital Funds

September 30, 2019

Notice to Shareholders (Unaudited)

All amounts and percentages below are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended September 30, 2019, each Fund is reporting the following items with regard to distributions paid during the year.

			(for corporate
			shareholders)
	Long-Term	Qualified	Dividends	Exempt-	U.S.	Foreign	Foreign
	Capital	Dividend	Received	Interest	Government	Taxes	Source
	Gain	Income %	Deduction %	Dividend	Income	Paid	Income
Sterling Capital Behavioral Large Cap Value Equity Fund	$24,460,861	100.00%	100.00%	$—	—	$—	—
Sterling Capital Mid Value Fund	55,931,502	41.02%	43.84%	—	—	—	—
Sterling Capital Behavioral Small Cap Value Equity Fund	23,774,664	78.93%	76.33%	—	—	—	—
Sterling Capital Special Opportunities Fund	88,479,342	100.00%	100.00%	—	—	—	—
Sterling Capital Equity Income Fund	120,138,987	100.00%	100.00%	—	—	—	—
Sterling Capital Behavioral International Equity Fund	2,948,087	100.00%	0.80%	—	—	158,888	100.00%
Sterling Capital SMID Opportunities Fund	3,816	—	—	—	—	—	—
Sterling Capital Stratton Mid Cap Value Fund	4,854,806	100.00%	100.00%	—	—	—	—
Sterling Capital Stratton Real Estate Fund	3,198,589	0.85%	0.85%	—	—	—	—
Sterling Capital Stratton Small Cap Value Fund	93,660,196	100.00%	100.00%	—	—	—	—
Sterling Capital Short Duration Bond Fund	—	—	—	—	3.01%	—	—
Sterling Capital Intermediate U.S. Government Fund	—	—	—	—	21.86%	—	—
Sterling Capital Total Return Bond Fund	—	0.54%	0.54%	—	4.50%	—	—
Sterling Capital Corporate Fund	—	—	0.67%	—	1.14%	—	—
Sterling Capital Kentucky Intermediate Tax-Free Fund	65,026	—	—	204,720	—	—	—
Sterling Capital Maryland Intermediate Tax-Free Fund	222,289	—	—	316,320	—	—	—
Sterling Capital North Carolina Intermediate Tax-Free Fund	—	—	—	3,850,776	—	—	—
Sterling Capital South Carolina Intermediate Tax-Free Fund	—	—	—	1,574,817	—	—	—
Sterling Capital Virginia Intermediate Tax-Free Fund	—	—	—	1,619,978	—	—	—
Sterling Capital West Virginia Intermediate Tax-Free Fund	117,383	—	—	1,682,156	—	—	—
Sterling Capital Diversified Income Fund	—	1.25%	0.34%	—	—	29,962	11.61%
Sterling Capital Strategic Allocation Balanced Fund	—	57.36%	16.55%	—	2.06%	17,400	38.23%
Sterling Capital Strategic Allocation Growth Fund	—	79.36%	22.24%	—	1.34%	16,514	49.42%

Other Information (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-228-1872; and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Commission’s website at www.sec.gov.

The Funds file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT reports, once filed, will be available without charge on the Commission’s website at www.sec.gov.

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Funds rests with its Board of Trustees (“Trustees”), who are elected by the shareholders of the Funds. The Trustees elect the officers of the Funds to supervise actively its day-to-day operations. The names of the Trustees, birthdates, term of office and length of time served, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Funds are listed in the two tables immediately following. The business address of the persons listed below is 3605 Glenwood Avenue, Suite 100, Raleigh, North Carolina 27612.

INDEPENDENT TRUSTEES

				Number of
				Portfolios
				in Fund	Other
		Term of Office/		Complex	Directorships
	Position(s) Held	Length of	Principal Occupation	Overseen	Held
Name and Birthdate	With the Funds	Time Served	During the Past 5 Years	by Trustee	by Trustee

Drew T. Kagan Birthdate: 02/48	Trustee, Chairman of the Board of Trustees	Indefinite, 08/00 — Present	Retired; from September 2010 to March 2013, Chairman, Montecito Advisors, Inc.; from December 2003 to September 2010, CEO, Montecito Advisors, Inc.; from March 1996 to December 2003, President, Investment Affiliate, Inc.	25	None

Laura C. Bingham Birthdate: 11/56	Trustee	Indefinite, 02/01 — Present	From March 2013 to present, Partner, Newport Board Group; from July 2010 to March 2013, governance and leadership consultant; from June 1998 to July 2010, President and CEO of Peace College	25	None

Douglas R. Van Scoy Birthdate: 11/43	Trustee	Indefinite, 05/04 — Present	Retired; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as Director of Private Client Group and Senior Executive Vice President	25	None

James L. Roberts Birthdate: 11/42	Trustee	Indefinite, 11/04 — Present	Retired; from December 2009 to present, Consultant, Asphalt Systems, Inc.; from December 2007 to present, Consultant, Grand Mountain Bank	25	None

Alan G. Priest Birthdate: 05/52	Trustee	Indefinite, 07/12 — Present	Retired; from April 1993 to April 2012, Partner, Ropes & Gray LLP	25	None

The following table shows information for the trustee who is an “interested person” of the Funds as defined in the 1940 Act:

INTERESTED TRUSTEES

Number of
Portfolios
				in Fund	Other
		Term of Office/		Complex	Directorships
	Position(s) Held	Length of	Principal Occupation	Overseen	Held
Name and Birthdate	With the Funds	Time Served	During the Past 5 Years	by Trustee	by Trustee

Alexander W. McAlister* Birthdate: 03/60	Trustee	Indefinite, 11/10 — Present	From August 1981 to present, President, Sterling Capital Management LLC	25	Director, Sterling Capital Management LLC

*                 Mr. McAlister is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940Act) of the Funds because he is an officer of the Advisor.

The following table shows information for officers of Funds:

Term of Office/
	Position(s) Held	Length of	Principal Occupation
Name and Birthdate	With the Funds	Time Served	During the Past 5 Years

James T. Gillespie Birthdate: 11/66	President	Indefinite, 12/12 — Present	From March 2012 to present, Executive Director, Sterling Capital Management LLC; From June 2010 to March 2012, Director, Sterling Capital Management LLC and its predecessors

Todd M. Miller Birthdate: 09/71	Treasurer and Secretary	Indefinite, Treasurer, 01/15 — Present; Secretary, 08/10 — Present	From June 2009 to present, Director, Sterling Capital Management LLC and its predecessors

Michelle A. Whalen Birthdate: 04/69	Vice President	Indefinite, 11/15 — Present	From August 2015 to present, Associate Director & Senior Mutual Fund Administrator, Sterling Capital; from September 2000 to July 2015, Supervisor Mutual Fund Administration, Stratton Management Co.

Charles A. Durham Birthdate: 06/79	Chief Compliance and Anti-Money Laundering Officer	Indefinite, 06/18 — Present	From June 2018 to present, Chief Compliance Officer and Executive Director, Sterling Capital; from September 2010 to June 2018, Vice President, Senior Compliance Manager, Brown Brothers Harriman & Co.

John A. Bruggeman Birthdate: 12/71	Assistant Treasurer	Indefinite, Assistant Treasurer, 08/16 — Present	From January 2010 to present, Vice President and Senior Director, Fund Accounting and Administration Department, The Bank of New York Mellon

Julie M. Powers Birthdate: 10/69	Assistant Secretary	Indefinite, 11/11 — Present	From November 2011 to present, Vice President, Regulatory Administration Department, The Bank of New York Mellon

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-228-1872.

Notice of Privacy Policy & Practices

Sterling Capital Funds provide this notice to you so that you will know what kinds of information we collect about shareholders(1), prospective investors, and individuals (such as beneficiaries), and the circumstances in which that information may be disclosed to third parties who are not affiliated with Sterling Capital Funds.

Collection of Personal Information

We collect nonpublic personal information about you from the following sources:

•             Account Applications and other forms, which may include your name, address, social security number, and information about your investment goals and risk tolerance;

•             Account History, including information about the transactions and balances in your account(s);

•             Correspondence, written, telephonic or electronic between you and Sterling Capital Funds or service providers working on behalf of Sterling Capital Funds;

•             Online, your name and e-mail address if you provide them; and

•             Third Parties, such as your financial intermediary in connection with your transactions, or third-party data services used to verify or update personal information that you provide.

To comply with federal regulations, information we receive from you or a third party will be used to verify your identity.

Disclosure of Personal Information

We may disclose your personal information as permitted by law to third parties who are not affiliated with the Sterling Capital Funds, including:

•             in connection with legal proceedings, such as responding to a subpoena;

•             to service providers who maintain or service shareholder accounts for Sterling Capital Funds or to a shareholder’s broker or agent; or to companies that mail account-related materials, such as shareholder reports; and

•             to perform marketing services on our behalf, or pursuant to a joint marketing agreement with another financial institution.

Safeguarding of Personal Information

Sterling Capital Funds employs policies, practices and procedures for safeguarding your personal information that we believe comply with applicable law, however no security measures are perfect or impenetrable.

We request that all service providers to Sterling Capital Funds:

•             maintain policies and procedures designed to assure only appropriate access to, and use of your personal information; and

•             maintain physical, electronic and procedural safeguards that comply with applicable legal standards to guard your nonpublic personal information.

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s), including helping us improve the services we offer.

(1) For purposes of this notice, the terms “shareholder” or “shareholders” includes both individual shareholders (both current and former) of the Sterling Capital Funds and individuals (such as beneficiaries, for example) whose nonpublic personal information is provided to the Sterling Capital Funds, even though they do not invest in Sterling Capital Funds shares.

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INVESTMENT ADVISOR

Sterling Capital Management LLC

4350 Congress Street, Suite 1000

Charlotte, NC 28209

DISTRIBUTOR

Sterling Capital Distributors, LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

342 North Water Street, Suite 830

Milwaukee, WI 53202

STERLING
CAPITAL FUNDS

SC Funds
09/19

©2019 Sterling Capital Funds

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in Item 2(b) of Form N-CSR.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in Item 2(b) of Form N-CSR.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Drew Kagan is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $365,500 for 2019 and $516,941 for 2018.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2018. These audit-related services include issuance of consents to use the name of the auditor in new Fund filings.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $95,500 for 2019 and $104,445 for 2018. Fees for both 2019 and 2018 relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $0 for 2018.

(e)(1)	Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2019 and $0 for 2018.

(h)	The audit committee of the registrant’s board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The registrant’s Code of Ethics is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Change in the registrant’s independent public accountant is attached hereto.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Sterling Capital Funds

By (Signature and Title)	/s/ James T. Gillespie
James T. Gillespie, President
(principal executive officer)

Date	November 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ James T. Gillespie
James T. Gillespie, President
(principal executive officer)

Date	November 21, 2019

By (Signature and Title)	/s/ Todd M. Miller
Todd M. Miller, Treasurer
(principal financial officer)

Date	November 21, 2019